UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-21484

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Strategic Total Return Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2023

DATE OF REPORTING PERIOD: November 1, 2022 through October 31, 2023

ITEM 1(a). REPORT TO SHAREHOLDERS.

TIMELY INFORMATION INSIDE

Visit www.calamos.com/paperless to enroll. You can view shareholder communications, including fund prospectuses, annual reports and other shareholder materials online long before the printed publications arrive by traditional mail.

Family of Closed-End Funds

ANNUAL REPORT OCTOBER 31, 2023

Domestic Funds

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Calamos Convertible and High Income Fund (Ticker: CHY)

Calamos Strategic Total Return Fund (Ticker: CSQ)

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Global Funds

Calamos Global Dynamic Income Fund (Ticker: CHW)

Calamos Global Total Return Fund (Ticker: CGO)

Calamos Long/Short Equity & Dynamic Income Trust (Ticker: CPZ)

Experience and Foresight

Calamos is a trusted and leading provider of closed-end funds that use a diversified blend of convertible securities, equities, fixed income, and alternative investments across innovative investment strategies to support competitive distributions throughout a market cycle.

Our Managed Distribution Policy

(for Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Fund)

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, certain Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•  Net investment income

•  Net realized short-term capital gains

•  Net realized long-term capital gains

•  And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. Each Fund's current monthly distribution per share as of October 31, 2023 is as follows:

•  Calamos Convertible Opportunities and Income Fund: $0.0950

•  Calamos Convertible and High Income Fund: $0.1000

•  Calamos Strategic Total Return Fund: $0.1025

•  Calamos Dynamic Convertible and Income Fund: $0.1950

•  Calamos Long/Short Equity & Dynamic Income Fund: $0.1400

Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of a Fund's distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about a Fund's investment performance from the amount of its distribution or from the terms of a Fund's plan. The Funds' Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund's shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of a Fund's managed distribution policy.

For more information about any of the Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

TABLE OF CONTENTS

Letter to Shareholders	1
The Calamos Closed-End Funds: An Overview	5
Additional Information About the Funds	7
Investment Team Discussion
Investment Objective, Principal Investment Strategies and Principal Risks
The Funds
Calamos Convertible Opportunities and Income Fund	41
Calamos Convertible and High Income Fund	48
Calamos Strategic Total Return Fund	57
Calamos Dynamic Convertible and Income Fund	63
Calamos Global Dynamic Income Fund	69
Calamos Global Total Return Fund	74
Calamos Long/Short Equity & Dynamic Income Trust	81
Principal Risks of the Funds	90
Schedules of Investments	110
Statements of Assets and Liabilities	225
Statements of Operations	227
Statements of Changes In Net Assets	229
Statements of Cash Flows	232
Notes to Financial Statements	239
Financial Highlights	254
Report of Independent Registered Public Accounting Firm	267
Trustee Approval of Management Agreements	268
Trustees and Officers	271
Results of 2023 Annual Meeting
Tax Information	277
About Closed-End Funds	278
Managed and Level Distribution Policies	279
Automatic Dividend Reinvestment Plan	280
Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions	281

Letter to Shareholders

JOHN P. CALAMOS, SR.

Founder, Chairman, and Global Chief Investment Officer

Dear Fellow Shareholder:

Welcome to your annual report for the 12 months ending October 31, 2023. In this report, you will find commentary from our portfolio management teams, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Closed-End Funds.

A new report format developed to help you with your asset allocation decisions

Each Calamos Closed-End Fund is designed to serve income-oriented investors by providing steady, competitive distributions through a multi-asset, risk-managed, and flexible approach. Since we launched our first closed-end fund in 2002, we have selectively expanded our offerings to provide investors with access to the income and return opportunities of an evolving global economy.

Today, our closed-end suite includes seven offerings, including enhanced fixed income and total return funds, focused on either the US or global markets. (Please see page 5 for an overview of the funds.) Whereas we previously provided an individual report for each of our funds, this consolidated report now includes information about all of them. We hope you will welcome this format as an opportunity to learn more about the different ways we can help you pursue your income and total return goals.

Innovative multi-asset approaches designed to provide steady, attractive income

For investors seeking income, we understand the importance of providing a predictable amount of cash from month to month. Each of our closed-end funds is managed with the goal of providing steady (although not assured) monthly distributions through managed rate or level rate distribution policies. As the chart below shows, as of the end of the reporting period, the funds each offered attractive annualized distribution rates versus the yields of market benchmarks. We believe this speaks to the potential benefits of each fund's multi-asset class approach.

www.calamos.com

Letter to Shareholders

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. You can purchase or sell common shares daily. Like any other stock, the market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment.

Perspectives on premiums and discounts

I'm often asked about my thoughts on premiums and discounts—specifically, whether investors should be concerned if their fund is trading at a discount to net asset value. Over time, it's quite normal for a closed-end fund to trade at a discount. At Calamos, our teams have a saying, "the flipside of volatility is opportunity." In other words, we recognize that short-term selloffs provide excellent occasions to add favorite positions at a lower cost. Similarly, I believe that for long-term fund investors, when a Calamos closed-end fund trades at a discount, it could be an attractive buying opportunity.

Market review

The reporting period was remarkable for its many ups and downs. Market turmoil reflected uncertainty about interest rates and Federal Reserve policy, energy prices, and inflation. Investors also grappled with anxiety due to a variety of events, including the failures of Silicon Valley Bank and Signature Bank, an autoworkers strike, and contentious debt ceiling negotiations in a polarized US Congress. Emerging secular themes—most notably advances in artificial intelligence and weight loss drugs—disrupted the markets as investors considered which companies and industries were positioned to win or lose.

The final months of the reporting period proved particularly difficult as investors grappled with deepening concerns about the sustainability of corporate earnings, consumer health, and the trajectory of economic growth. Although the Federal Reserve paused its rate tightening in September, the central bank dashed hopes of imminent rate cuts by reinforcing prior guidance that rates would

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

be higher for longer. The yield of the US 10-Year Treasury Bond reached multi-decade highs, while the onset of the Israel-Hamas war intensified geopolitical uncertainty.

Outlook

We see many signs pointing to slower economic growth and increasing risks across sectors. Higher interest rates will take time to work through the economy, with far-reaching consequences for businesses and consumers. Global manufacturing data is trending down, and fuel prices are putting significant pressure on many companies and households. Meanwhile, retailers will likely struggle as consumer nest eggs amassed during the pandemic dwindle and student loan repayments resume. Fiscal policy uncertainty, already elevated, will intensify as the US presidential election approaches. We expect geopolitical crosscurrents will take a toll on individual markets, sectors and industries. Monetary policy will also remain a focal point for the markets as investors contemplate the Federal Reserve's next moves. Against this backdrop, we expect saw-toothed and volatile markets to continue.

Asset allocation considerations

When global financial markets are as turbulent as they have been over recent months, investors may be tempted to retreat to the sidelines or give into short-term thinking. Income-oriented investors have faced added uncertainties as rates have risen. However, as we've noted in the past, jumping in and out of the market is a dangerous strategy—investors tend to capture the downturns and miss the upturns. Instead, establishing an asset allocation that aligns with your needs and risk tolerance is a far better course. Our teams are unwavering in their commitment to you and remain dedicated to seeking competitive distributions while paying close attention to the market risks.

We believe our funds, which have multiple levers for pursuing income and total returns, will be better positioned than those with more limited tools at their disposal. For example, we have the flexibility to invest across fixed income markets. Our bond holdings, such as high yield bonds and convertible bonds, have typically been less susceptible to interest rate changes than longer-duration investment-grade corporate or municipal bonds. Additionally, we believe the funds' judicious use of leverage can continue to provide long-term benefits to shareholders, despite the more recent headwinds of higher interest rates.

In the commentaries that follow, you'll read about the many ways our teams are pursuing competitive distributions and returns while seeking to manage the risks in the current environment. In addition to learning more about your current funds, I invite you to learn more about our other offerings as well. As always, thank you for your continued trust. All of us at Calamos Investments are honored that you have chosen us to help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.
Founder, Chairman and Global Chief Investment Officer

www.calamos.com

Letter to Shareholders

Before investing, carefully consider a fund's investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800-582-6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Source: Calamos Advisors LLC.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Shares of closed-end funds frequently trade at a discount which is a market price that is below their net asset value.

Current Annualized Distribution Rate is the Fund's most recent distribution, expressed as an annualized percentage of the Fund's current market price per share. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the level rate distribution policy of CGO and CHW and the managed rate distribution policy of CHI, CHY, CSQ, CCD, and CPZ the distributions paid to common shareholders may include net investment income, net realized short-term capital gains and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the level rate distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Distribution rate may vary. Dividend yield is shown for stocks, current yield is shown for convertibles, yield to worst for remaining indexes. There are material differences between the indexes and the Calamos closed-end funds. Indexes are unmanaged, do not include fees and expenses and are not available for direct investments. Stocks are represented by the S&P 500 Index; US investment grade bonds are represented by the Bloomberg US Aggregate Bond Index; global investment grade bonds are represented by the Bloomberg Global Aggregate Index; short term bonds are represented by Bloomberg US Govt/Credit 1-3 Year Index and high yield bonds are represented by the ICE BofA US High Yield Index.

Current annualized distribution rate is the Fund's most recent distribution, expressed as an annualized percentage of the Fund's current market price per share. The Distribution Details for the distribution paid on 10/19/23, nearest the end of the reporting period are as follows. CHI: The Fund's distribution was $0.0950 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0650 is paid from short-term capital gains, approximately $0.0300 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CHY: The Fund's distribution was $0.1000 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0617 is paid from short-term capital gains, approximately $0.0383 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CHW: The Fund's distribution was $0.0500 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0500 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CSQ: The Fund's distribution was $0.1025 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0000 is paid from short-term capital gains, approximately $0.1025 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CCD: The Fund's distribution was $0.1950 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.1337 is paid from short-term capital gains, approximately $0.0613 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. CGO: The Fund's distribution was $0.0800 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.0800 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital. csq: The Fund's distribution was $0.1400 per share. Based on our current estimates, we anticipate that approximately $0.0000 is paid from ordinary income, approximately $0.1400 is paid from short-term capital gains, approximately $0.0000 is paid from long-term capital gains and that approximately $0.0000 represents a return of capital.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

The Calamos Closed-End Funds: An Overview

Offering Domestic and Global Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes to capture upside potential while seeking to manage downside risk.

Closed-end funds issue a fixed number of shares through an initial public offering and trade on an exchange. They often employ leverage to pursue high current income or returns, but are primarily valued for their regular attractive distributions by investors seeking a steady income stream. Calamos closed-end funds adhere to distribution policies* that aim to provide consistent monthly distributions through the disbursement of the following:

•  Net investment income

•  Net realized short-term capital gains

•  Net realized long-term capital gains

•  And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term yet highly competitive versus other sources of yield. In addition, our team emphasizes ongoing risk management. The level of a fund's distribution can be influenced by market conditions, including the interest rate environment, the individual performance of securities, our view of retaining leverage, fund tax considerations, and regulatory requirements. It's important not to draw conclusions about your fund's investment performance from the amount of its distribution.

Although the funds share a focus on producing income, they can be broadly grouped into two categories: domestic and global.

DOMESTIC**	US ENHANCED FIXED INCOME
Calamos Convertible Opportunities and Income Fund (Ticker: CHI)
Invests in convertible securities and corporate high-yield bonds, primarily in US markets.
Calamos Convertible and High Income Fund (Ticker: CHY)
Invests in convertible securities and corporate high-yield bonds, primarily in US markets.
US TOTAL RETURN
Calamos Strategic Total Return Fund (Ticker: CSQ)
Invests in equities, higher-yielding convertible securities, and corporate bonds, primarily in US markets.
Calamos Dynamic Convertible and Income Fund (Ticker: CCD)
Invests in convertibles and other fixed-income securities, primarily in US markets. To help generate income and achieve a favorable risk/reward profile, the investment team can also sell options.

www.calamos.com

The Calamos Closed-End Funds: An Overview

GLOBAL	GLOBAL ENHANCED FIXED INCOME
Calamos Global Dynamic Income Fund (Ticker: CHW)
Invests in equities, convertibles, and income-producing securities of various rated and unrated instruments in both US and non-US markets, and may use other income-producing strategies for hedging purposes. The Fund may invest between 40% to 100% of its managed assets in securities of foreign issuers.
GLOBAL TOTAL RETURN
Calamos Global Total Return Fund (Ticker: CGO)
Invests in equities, convertibles and income-producing securities of various rated and unrated instruments in both US and non-US markets. Will invest at least 50% in equities and between 40% and 100% of its managed assets in securities of foreign issuers.
Calamos Long/Short Equity & Dynamic Income Trust (Ticker: CPZ)
Invests at least 50% of its managed assets in a risk-managed long/short global equity strategy, with the balance invested in a broad array of income-producing assets, including preferred stocks and high yield bonds. The Fund May invest up to 50% of its managed assets in securities of foreign issuers; will not invest more than 25% in a single country, and may invest up to 20% in emerging market countries.

*  CHI, CHY, CSQ, CPZ, and CCD adhere to a managed distribution policy, and CHW and CGO adhere to a level distribution policy. Both distribution policies represent the investment company's commitment to providing common shareholders with a predictable but not assured level of cash flow. The funds' Board of Trustees may amend or terminate the managed or level distribution policies without prior notice to the funds' shareholders. However, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the funds' distribution policies.

**  Although these Funds primarily invest in the securities of US issuers, CHI and CHY may invest up to 25%, CSQ up to 35%, and CCD up to 50% of managed assets in securities of foreign issuers.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

Calamos Convertible Opportunities and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Convertible Opportunities and Income Fund
Market Value	3.37%	9.94%	7.19%	8.72%
NAV	-2.27	6.47	5.96	8.41
50%VXAO-50%BBGUSHY2%Cap Index	2.88	6.05	6.11	7.65
ICE BofA All US Convertible Index (VXA0)	-0.48	8.73	8.12	8.05
Bloomberg US HY 2% Issuer Cap Bond Index	6.23	3.04	3.86	6.97

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 50%VXAO-50%BBGUSHY2%Cap Index is blended from 50% - ICE BofA Convertibles Index (VXA0) and 50% - Bloomberg US Corp HY 2% Issuer Cap Bond Index.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Additional Information About the Funds   (Unaudited)

Calamos Convertible Opportunities and Income Fund

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2023, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE		LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE		TYPE OF SENIOR SECURITY
October 31, 2023	$314,400,000	$3,564	(a)	—	—		Loan
October 31, 2023	$133,000,000	211	(b)	25	25	(d)	MRPS
October 31, 2022	$339,400,000	3,630	(a)	—	—		Loan
October 31, 2022	$133,000,000	232	(b)	25	25	(d)	MRPS
October 31, 2021	$399,400,000	4,116	(a)	—	—		Loan
October 31, 2021	$133,000,000	309	(b)	25	25	(d)	MRPS
October 31, 2020	$288,400,000	4,431	(a)	—	—		Loan
October 31, 2020	$100,000,000	319	(b)	25	25	(d)	MRPS
October 31, 2019	$277,400,000	4,080	(a)	—	—		Loan
October 31, 2019	$100,000,000	283	(b)	25	25	(d)	MRPS
October 31, 2018	$288,000,000	3,921	(a)	—	—		Loan
October 31, 2018	$100,000,000	282	(b)	25	25	(d)	MRPS
October 31, 2017	$275,000,000	4,265	(a)	—	—		Loan
October 31, 2017	$100,000,000	293	(b)	25	25	(d)	MRPS
October 31, 2016	$306,000,000	3,454	(a)	—	—		Loan
October 31, 2015	$353,000,000	3,316	(a)	—	—		Loan
October 31, 2014	$360,000,000	3,588	(a)	—	—		Loan

(a)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)  Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)   "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)  The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2023, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2023. As of October 31, 2023, the Fund had utilized $314 million of the $430 million available under the SSB Agreement ($260 million in advances outstanding, and $54 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 28.1% of the Fund's managed assets as of that date, and had $133 million in MRPS outstanding, representing 11.9% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 39.9% of the Fund's managed assets.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00
ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.29%
Interest Payments on Borrowed Funds(4)	2.39%
Preferred Stock Dividend Payments(5)	0.62%
Other Expenses(6)	0.10%
Total Annual Expenses	4.40%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 4.40% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$44	$133	$223	$453

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 0.80% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.29% of the Fund's average weekly net assets as of October 31, 2023 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $240 million in average borrowings under the SSB Agreement, plus $83 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  Reflects estimated dividend expense on $133 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See "Leverage".

(6)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $430 million. As of October 31, 2023, the Fund had utilized $314 million of the $430 million available under the SSB Agreement ($260 million of advances outstanding, and $54 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 28.1% of the Fund's managed assets as of that date,

www.calamos.com

Additional Information About the Funds   (Unaudited)

and had $133 million of MRP Shares outstanding, representing 11.9% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 39.9% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.80%, payable monthly in arrears, from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was OBFR plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged OBFR plus 2.80% from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount.

As of October 31, 2023, the interest rate charged under the SSB Agreement was 5.84%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.00% for Series B MRP Shares, 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2023, the Fund's portfolio would need to experience an annual return of 2.06% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2023). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(20.13)%	(11.78)%	(3.43)%	4.92%	13.27%

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2023 of 5.84%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2023	$11.32	$10.00	$8.99	15.20%	4.56%
July 31, 2023	$11.36	$9.90	$10.51	10.21%	1.53%
April 30, 2023	$12.34	$10.21	$9.94	16.91%	1.49%
January 31, 2023	$12.09	$10.51	$10.61	15.03%	3.89%
October 31, 2022	$12.90	$9.66	$10.25	14.01%	-3.36%
July 31, 2022	$13.00	$10.17	$11.18	16.28%	-2.33%
April 30, 2022	$14.50	$11.81	$12.05	4.69%	-4.58%
January 31, 2022	$16.34	$12.96	$13.62	4.21%	-4.14%
October 31, 2021	$15.90	$14.93	$15.49	3.31%	-0.20%
July 31, 2021	$15.45	$14.01	$15.05	1.25%	-1.34%
April 30, 2021	$15.32	$13.65	$15.33	-1.54%	-8.08%
January 31, 2021	$14.13	$10.94	$15.07	-9.19%	-12.97%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

www.calamos.com

Additional Information About the Funds   (Unaudited)

Calamos Convertible and High Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Convertible and High Income Fund
Market Value	10.32%	9.81%	8.24%	8.19%
NAV	-1.99	6.56	5.95	7.72
50%VXAO-50%BBGUSHY2%Cap Index	2.88	6.05	6.11	7.42
ICE BofA All US Convertible Index (VXA0)	-0.48	8.73	8.12	7.96
Bloomberg US HY 2% Issuer Cap Bond Index	6.23	3.04	3.86	6.61

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 50%VXAO-50%BBGUSHY2%Cap Index is blended from 50% - ICE BofA All US Convertibles Index (VXA0) and 50% - Bloomberg US HY 2% Issuer Capped Index.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

Calamos Convertible and High Income Fund

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2023, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE		LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE		TYPE OF SENIOR SECURITY
October 31, 2023	$340,400,000	$3,556	(a)	—	—		Loan
October 31, 2023	$145,000,000	209	(b)	25	25	(d)	MRPS
October 31, 2022	$365,400,000	3,635	(a)	—	—		Loan
October 31, 2022	$145,000,000	229	(b)	25	25	(d)	MRPS
October 31, 2021	$435,400,000	4,106	(a)	—	—		Loan
October 31, 2021	$145,000,000	308	(b)	25	25	(d)	MRPS
October 31, 2020	$318,400,000	4,386	(a)	—	—		Loan
October 31, 2020	$110,000,000	317	(b)	25	25	(d)	MRPS
October 31, 2019	$303,900,000	4,055	(a)	—	—		Loan
October 31, 2019	$110,000,000	280	(b)	25	25	(d)	MRPS
October 31, 2018	$315,500,000	3,904	(a)	—	—		Loan
October 31, 2018	$110,000,000	280	(b)	25	25	(d)	MRPS
October 31, 2017	$302,500,000	4,236	(a)	—	—		Loan
October 31, 2017	$110,000,000	291	(b)	25	25	(d)	MRPS
October 31, 2016	$337,000,000	3,440	(a)	—	—		Loan
October 31, 2015	$398,000,000	3,258	(a)	—	—		Loan
October 31, 2014	$400,000,000	3,575	(a)	—	—		Loan

(a)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)  Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)  "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)  The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2023, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2023. As of October 31, 2023, the Fund had utilized $340 million of the $480 million available under the SSB Agreement ($291 million in advances outstanding, and $49 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 28.1% of the Fund's managed assets as of that date, and had $145 million in MRPS outstanding, representing 12.0% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 40.1% of the Fund's managed assets.

www.calamos.com

Additional Information About the Funds   (Unaudited)

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00
ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.29%
Interest Payments on Borrowed Funds(4)	2.39%
Preferred Stock Dividend Payments(5)	0.63%
Other Expenses(6)	0.10%
Total Annual Expenses	4.41%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 4.41% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$44	$133	$223	$454

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 0.80% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.29% of the Fund's average weekly net assets as of October 31, 2023 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $254 million in average borrowings under the SSB Agreement, plus $96 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  Reflects estimated dividend expense on $145 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See "Leverage".

(6)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $480 million. As of October 31, 2023, the Fund had utilized $340 million of the $480 million available under the SSB Agreement ($291 million of advances outstanding, and $49 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 28.1% of the Fund's managed assets as of that date,

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

and had $145 million of MRP Shares outstanding, representing 12.0% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 40.1% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.80%, payable monthly in arrears, from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was OBFR plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged OBFR plus 2.80% from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount.

As of October 31, 2023, the interest rate charged under the SSB Agreement was 5.84%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.00% for Series B MRP Shares, 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2023, the Fund's portfolio would need to experience an annual return of 2.06% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2023). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(20.13)%	(11.78)%	(3.43)%	4.92%	13.27%

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2023 of 5.84%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

www.calamos.com

Additional Information About the Funds   (Unaudited)

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2023	$11.64	$10.79	$9.49	15.01%	3.65%
July 31, 2023	$11.56	$10.03	$11.09	4.51%	-3.00%
April 30, 2023	$12.77	$10.58	$10.50	14.88%	-0.28%
January 31, 2023	$12.38	$10.55	$11.19	10.73%	0.38%
October 31, 2022	$13.38	$10.09	$10.81	10.88%	-3.54%
July 31, 2022	$13.26	$10.69	$11.77	12.66%	-2.32%
April 30, 2022	$15.21	$12.64	$12.70	4.37%	-3.38%
January 31, 2022	$17.08	$13.68	$14.37	4.05%	-4.07%
October 31, 2021	$16.61	$15.50	$16.38	1.37%	-1.90%
July 31, 2021	$16.45	$14.91	$15.89	2.17%	-0.47%
April 30, 2021	$16.10	$14.28	$16.18	-1.95%	-8.87%
January 31, 2021	$15.01	$11.54	$15.90	-8.75%	-12.91%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

Calamos Strategic Total Return Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Strategic Total Return Fund
Market Value	1.80%	10.41%	10.95%	7.89%
NAV	7.89	10.47	10.16	8.39
50%SPX-25%VXAO-25%BBGUSHY2%Cap Index	6.59	8.78	8.80	8.29
S&P 500 Index	10.14	11.01	11.18	9.16
ICE BofA All US Convertibles Index (VXA0)	-0.48	8.73	8.12	7.42
Bloomberg US HY 2% Issuer Cap Bond Index	6.23	3.04	3.86	6.17

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 50%SPX-25%VXA0-25%BBGUSHY2%Cap Index is blended from 50% - S&P 500 Index (SPX), 25% - ICE BofA All US Convertibles Index (VXA0) and 25% - Bloomberg US HY 2% Issuer Capped Index.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Additional Information About the Funds   (Unaudited)

Calamos Strategic Total Return Fund

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2023, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE		LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE		TYPE OF SENIOR SECURITY
October 31, 2023	$800,500,000	$4,090	(a)	—	—		Loan
October 31, 2023	$323,500,000	253	(b)	25	25	(d)	MRPS
October 31, 2022	$800,500,000	4,098	(a)	—	—		Loan
October 31, 2022	$323,500,000	254	(b)	25	25	(d)	MRPS
October 31, 2021	$880,000,000	4,673	(a)	—	—		Loan
October 31, 2021	$304,000,000	338	(b)	25	25	(d)	MRPS
October 31, 2020	$703,000,000	4,276	(a)	—	—		Loan
October 31, 2020	$242,000,000	311	(b)	25	25	(d)	MRPS
October 31, 2019	$668,000,000	4,357	(a)	—	—		Loan
October 31, 2019	$242,000,000	301	(b)	25	25	(d)	MRPS
October 31, 2018	$713,000,000	3,995	(a)	—	—		Loan
October 31, 2018	$242,000,000	294	(b)	25	25	(d)	MRPS
October 31, 2017	$543,000,000	5,077	(a)	—	—		Loan
October 31, 2017	$242,000,000	285	(b)	25	25	(d)	MRPS
October 31, 2016	$682,000,000	3,521	(a)	—	—		Loan
October 31, 2015	$716,000,000	3,518	(a)	—	—		Loan
October 31, 2014	$725,000,000	3,665	(a)	—	—		Loan

(a)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)  Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)  "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)  The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2023, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2023. As of October 31, 2023, the Fund had utilized $801 million of the $1.13 billion available under the SSB Agreement ($735 million in advances outstanding and $66 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 24.5% of the Fund's managed assets as of that date, and had $323.5 million in MRPS outstanding, representing 9.9% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 34.3% of the Fund's managed assets.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00
ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.50%
Interest Payments on Borrowed Funds(4)	1.97%
Preferred Stock Dividend Payments(5)	0.55%
Other Expenses(6)	0.07%
Total Annual Expenses	4.09%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 4.09% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$41	$124	$209	$428

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 1.00% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.50% of the Fund's average weekly net assets as of October 31, 2023 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $65 million in average borrowings under the SSB Agreement, plus $736 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  Reflects estimated dividend expense on $323.5 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See "Leverage".

(6)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $1.13 billion. As of October 31, 2023, the Fund had utilized $801 million of the $1.13 billion available under the SSB Agreement ($735 million of advances outstanding, and $66 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in

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Additional Information About the Funds   (Unaudited)

connection with securities on loan), representing 24.5% of the Fund's managed assets as of that date, and had $323.5 million of MRP Shares outstanding, representing 24.5% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 34.3% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.80%, payable monthly in arrears, from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was OBFR plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged OBFR plus 2.80% from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount.

As of October 31, 2023, the interest rate charged under the SSB Agreement was 5.84%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.00% for Series B MRP Shares, 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares and 3.66% for Series F MRP Shares. To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2023, the Fund's portfolio would need to experience an annual return of 1.79% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2023). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.
Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(17.93)%	(10.33)%	(2.73)%	4.87%	12.47%

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2023 of 5.84%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2023	$15.28	$12.54	$13.41	2.99%	-4.80%
July 31, 2023	$15.28	$13.29	$15.23	0.86%	-3.56%
April 30, 2023	$14.91	$13.15	$14.10	3.77%	-2.41%
January 31 ,2023	$14.62	$12.94	$14.14	2.58%	-1.14%
October 31, 2022	$15.94	$12.20	$13.57	3.86%	-2.92%
July 31, 2022	$15.90	$12.60	$14.98	2.40%	-5.75%
April 30, 2022	$18.33	$15.33	$15.54	1.38%	-2.72%
January 31, 2022	$19.58	$16.66	$17.70	3.21%	-2.96%
October 31, 2021	$18.98	$17.51	$18.62	1.93%	0.52%
July 31, 2021	$18.41	$16.55	$17.99	1.77%	-1.55%
April 30, 2021	$18.36	$15.91	$17.43	5.58%	0.13%
January 31, 2021	$16.04	$12.84	$12.84	-1.72%	4.46%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

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Additional Information About the Funds   (Unaudited)

Calamos Dynamic Convertible and Income Fund

GROWTH OF $10,000: SINCE INCEPTION (03/31/15) THROUGH 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	SINCE INCEPTION
Calamos Dynamic Convertible and Income Fund
Market Value	-12.56%	7.99%	5.45%
NAV	-4.26	7.52	6.14
80%VXAO-20%BBGUSHY2%Cap Index	0.87	7.70	6.93
ICE BofA All US Convertibles Index (VXA0)	-0.48	8.73	7.60
Bloomberg US HY 2% Issuer Cap Bond Index	6.23	3.04	3.81

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 80%VXAO-20%BBGUSHY2%Cap Index is blended from 80% - ICE BofA Convertibles Index (VXA0) and 20% - Bloomberg US HY 2% Issuer Capped Index.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

Calamos Dynamic Convertible and Income Fund

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2023, and each of the prior eight years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE		LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE		TYPE OF SENIOR SECURITY
October 31, 2023	$210,000,000	$3,626	(a)	—	—		Loan
October 31, 2023	$92,000,000	207	(b)	25	25	(d)	MRPS
October 31, 2022	$230,000,000	3,690	(a)	—	—		Loan
October 31, 2022	$92,000,000	231	(b)	25	25	(d)	MRPS
October 31, 2021	$270,000,000	4,261	(a)	—	—		Loan
October 31, 2021	$92,000,000	313	(b)	25	25	(d)	MRPS
October 31, 2020	$204,600,000	4,304	(a)	—	—		Loan
October 31, 2020	$64,000,000	344	(b)	25	25	(d)	MRPS
October 31, 2019	$180,600,000	4,055	(a)	—	—		Loan
October 31, 2019	$64,000,000	286	(b)	25	25	(d)	MRPS
October 31, 2018	$187,500,000	3,887	(a)	—	—		Loan
October 31, 2018	$64,000,000	285	(b)	25	25	(d)	MRPS
October 31, 2017	$169,000,000	4,413	(a)	—	—		Loan
October 31, 2017	$64,000,000	291	(b)	25	25	(d)	MRPS
October 31, 2016	$195,000,000	3,447	(a)	—	—		Loan
October 31, 2015	$220,000,000	3,398	(a)	—	—		Loan

(a)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)  Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)  "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)  The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2023, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2023. As of October 31, 2023, the Fund had utilized $210 million of the $370 million available under the SSB Agreement ($195 million in advances outstanding and $15 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 27.6% of the Fund's managed assets as of that date, and had $92 million in MRPS outstanding, representing 12.1% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 39.7% of the Fund's managed assets.

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Additional Information About the Funds   (Unaudited)

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00
ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.59%
Interest Payments on Borrowed Funds(4)	2.31%
Preferred Stock Dividend Payments(5)	0.61%
Other Expenses(6)	0.11%
Total Annual Expenses	4.62%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 4.62% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$46	$139	$233	$471

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 1.00% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.59% of the Fund's average weekly net assets as of October 31, 2023 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $166 million in average borrowings under the SSB Agreement, plus $52 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  Reflects estimated dividend expense on $92 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See "Leverage".

(6)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $370 million. As of October 31, 2023, the Fund had utilized $210 million of the $370 million available under the SSB Agreement ($195 million of advances outstanding, and $15 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 27.6% of the Fund's managed assets as of that date,

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

and had $92 million of MRP Shares outstanding, representing 12.1% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 39.7% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.80%, payable monthly in arrears, from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was OBFR plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged OBFR plus 2.80% from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount.

As of October 31, 2023, the interest rate charged under the SSB Agreement was 5.84%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.00% for Series B MRP Shares, 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2023, the Fund's portfolio would need to experience an annual return of 2.03% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2023). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(19.97)%	(11.67)%	(3.37)%	4.93%	13.23%

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2023 of 5.84%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

www.calamos.com

Additional Information About the Funds   (Unaudited)

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2023	$21.20	$17.06	$17.24	5.20%	-0.99%
July 31, 2023	$24.12	$20.88	$20.65	22.57%	2.19%
April 30, 2023	$23.79	$20.35	$19.27	15.24%	5.88%
January 31, 2023	$23.37	$20.20	$20.77	12.95%	3.64%
October 31, 2022	$24.90	$20.00	$20.19	9.21%	1.35%
July 31, 2022	$25.30	$20.08	$22.08	11.14%	-1.03%
April 30, 2022	$28.18	$23.32	$23.97	4.51%	-5.26%
January 31, 2022	$33.42	$25.78	$27.28	4.47%	-4.34%
October 31, 2021	$32.62	$29.97	$31.73	2.80%	0.94%
July 31, 2021	$33.05	$29.03	$30.52	9.15%	-0.85%
April 30, 2021	$33.76	$29.30	$31.36	4.26%	-6.45%
January 31, 2021	$29.98	$22.39	$30.79	-6.52%	-10.62%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

Calamos Global Dynamic Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Global Dynamic Income Fund
Market Value	2.40%	2.85%	4.99%	3.56%
NAV	8.29	4.66	5.12	4.73
40%ACWI(NR)-30%RefinitivGlblCv-30%BBGUSHY2%Cap Index	7.43	5.63	5.27	5.31
MSCI ACWI Index (Net)	10.50	7.47	6.81	5.01
Refinitiv Global Convertible index	4.33	5.12	4.16	4.44
Bloomberg US HY 2% Issuer Cap Bond Index	6.23	3.04	3.86	5.84

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 40%ACWI(NR)-30%RefinitivGlblCv-30%BBGHY2%Cap Index is blended from 40% - MSCI ACWI Index (Net), 30% - Refinitiv Global Convertible Bond Index and 30% - Bloomberg US Corporate High Yield 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Additional Information About the Funds   (Unaudited)

Calamos Global Dynamic Income Fund

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2023, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE		LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE		TYPE OF SENIOR SECURITY
October 31, 2023	$130,550,000	$4,469	(a)	—	—		Loan
October 31, 2023	$70,000,000	208	(b)	25	25	(d)	MRPS
October 31, 2022	$109,550,000	5,209	(a)	—	—		Loan
October 31, 2022	$70,000,000	204	(b)	25	25	(d)	MRPS
October 31, 2021	$206,500,000	4,288	(a)	—	—		Loan
October 31, 2021	$70,000,000	316	(b)	25	25	(d)	MRPS
October 31, 2020	$153,250,000	4,534	(a)	—	—		Loan
October 31, 2020	$65,000,000	267	(b)	25	25	(d)	MRPS
October 31, 2019	$174,500,000	4,056	(a)	—	—		Loan
October 31, 2019	$65,000,000	272	(b)	25	25	(d)	MRPS
October 31, 2018	$204,000,000	3,632	(a)	—	—		Loan
October 31, 2018	$65,000,000	285	(b)	25	25	(d)	MRPS
October 31, 2017	$160,000,000	4,802	(a)	—	—		Loan
October 31, 2017	$65,000,000	295	(b)	25	25	(d)	MRPS
October 31, 2016	$196,000,000	3,457	(a)	—	—		Loan
October 31, 2015	$230,000,000	3,346	(a)	—	—		Loan
October 31, 2014	$224,400,000	3,529	(a)	—	—		Loan

(a)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)  Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)  "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)  The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2023, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2023. As of October 31, 2023, the Fund had utilized $131 million of the $265 million available under the SSB Agreement ($116 million in advances outstanding, and $15 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 22.4% of the Fund's managed assets as of that date, and had $70 million in MRPS

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

outstanding, representing 12.0% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 34.4% of the Fund's managed assets.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00
ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.43%
Interest Payments on Borrowed Funds(4)	1.46%
Preferred Stock Dividend Payments(5)	0.63%
Other Expense(6)	0.16%
Total Annual Expenses	3.68%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 3.68% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$37	$113	$191	$395

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 1.00% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.43% of the Fund's average weekly net assets as of October 31, 2023 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $50 million in average borrowings under the SSB Agreement, plus $59 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  Reflects estimated dividend expense on $70 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See "Leverage".

(6)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $265 million. As of October 31, 2023, the Fund had utilized $131 million of the $265 million available under the SSB Agreement ($116 million of advances outstanding, and $15 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in

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Additional Information About the Funds   (Unaudited)

connection with securities on loan), representing 22.4% of the Fund's managed assets as of that date, and had $70 million of MRP Shares outstanding, representing 12.0% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 34.4% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.80%, payable monthly in arrears, from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was OBFR plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged OBFR plus 2.80% from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount.

As of October 31, 2023, the interest rate charged under the SSB Agreement was 5.84%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.00% for Series B MRP Shares, 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2023, the Fund's portfolio would need to experience an annual return of 1.75% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2023). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(17.86)%	(10.26)%	(2.66)%	4.94%	12.54%

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2023 of 5.84%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2023	$6.17	$5.09	$5.99	-9.02%	-14.14%
July 31, 2023	$6.23	$5.67	$6.93	-8.93%	-12.42%
April 30, 2023	$6.52	$5.60	$6.57	-4.64%	-10.56%
January 31, 2023	$6.47	$5.53	$6.79	-2.81%	-10.74%
October 31, 2022	$7.80	$5.35	$6.12	13.64%	-9.33%
July 31, 2022	$8.08	$6.51	$6.94	6.92%	-0.91%
April 30, 2022	$9.64	$7.85	$7.67	4.67%	-1.72%
January 31, 2022	$10.70	$9.02	$9.06	4.71%	-38.12%
October 31, 2021	$11.17	$9.48	$10.14	12.64%	-1.90%
July 31, 2021	$11.23	$10.12	$9.85	12.75%	3.48%
April 30, 2021	$10.90	$9.69	$10.02	9.00%	-2.32%
January 31, 2021	$9.91	$7.85	$9.71	-2.46%	-2.97%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

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Additional Information About the Funds   (Unaudited)

Calamos Global Total Return Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	5 YEARS	10 YEARS	SINCE INCEPTION
Calamos Global Total Return Fund
Market Value	-0.98%	2.94%	4.29%	5.83%
NAV	5.26	4.98	5.03	6.76
50%ACWI(NR)-25%RefinitivGlblCv-25%BBGUSHY2%Cap Index	7.96	5.97	5.55	6.43
MSCI ACWI Index (Net)	10.50	7.47	6.81	6.56
Refinitiv Global Convertible index	4.33	5.12	4.16	5.61
Bloomberg US HY 2% Issuer Cap Bond Index	6.23	3.04	3.86	6.16

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends.

The 50%ACWI(NR)-25%RefinitivGlblCv-25%BBGUSHY2%Cap Index is blended from 50% - MSCI ACWI Index (MXWD), 25% - Refinitiv Global Convertible Bond Index and 25% - Bloomberg US HY 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

The Refinitiv Global Convertible Bond Index (USD) is designed to represent the global convertible market.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

Calamos Global Total Return Fund

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2023, and each of the prior nine years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE		LIQUIDATING PREFERENCE PER PREFERRED SHARE(c)	AVERAGE MARKET VALUE PER PREFERRED SHARE		TYPE OF SENIOR SECURITY
October 31, 2023	$30,100,000	$4,541	(a)	—	—		Loan
October 31, 2023	$17,000,000	201	(b)	25	25	(d)	MRPS
October 31, 2022	$26,000,000	5,276	(a)	—	—		Loan
October 31, 2022	$17,000,000	202	(b)	25	25	(d)	MRPS
October 31, 2021	$50,500,000	4,281	(a)	—	—		Loan
October 31, 2021	$17,000,000	318	(b)	25	25	(d)	MRPS
October 31, 2020	$37,000,000	4,213	(a)	—	—		Loan
October 31, 2020	$12,000,000	325	(b)	25	25	(d)	MRPS
October 31, 2019	$38,300,000	3,938	(a)	—	—		Loan
October 31, 2019	$12,000,000	314	(b)	25	25	(d)	MRPS
October 31, 2018	$43,000,000	3,621	(a)	—	—		Loan
October 31, 2018	$12,000,000	324	(b)	25	25	(d)	MRPS
October 31, 2017	$36,000,000	4,490	(a)	—	—		Loan
October 31, 2017	$12,000,000	337	(b)	25	25	(d)	MRPS
October 31, 2016	$42,000,000	3,456	(a)	—	—		Loan
October 31, 2015	$44,000,000	3,556	(a)	—	—		Loan
October 31, 2014	$49,000,000	3,455	(a)	—	—		Loan

(a)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(b)  Calculated by subtracting the Fund's total liabilities (not including MRPS) from the Fund's total assets and dividing this by the number of MRPS outstanding, and by multiplying the result by 25.

(c)  "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

(d)  The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; and the liquidation preference approximates fair value.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2023, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2023. As of October 31, 2023, the Fund had utilized $30 million of the $55 million available under the SSB Agreement ($24 million in advances outstanding, and $6 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 22.0% of the Fund's managed assets as of that date, and had $17 million in MRPS outstanding, representing 12.4% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRPS represented 34.5% of the Fund's managed assets.

www.calamos.com

Additional Information About the Funds   (Unaudited)

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00
ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.43%
Interest Payments on Borrowed Funds(4)	1.39%
Preferred Stock Dividend Payments(5)	0.60%
Other Expenses(6)	0.44%
Total Annual Expenses	3.86%

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 3.86% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$39	$118	$199	$410

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 1.00% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.43% of the Fund's average weekly net assets as of October 31, 2023 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $10 million in average borrowings under the SSB Agreement, plus $15 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  Reflects estimated dividend expense on $17 million aggregate liquidation preference of mandatory redeemable preferred shares outstanding. See "Leverage".

(6)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $55 million. As of October 31, 2023, the Fund had utilized $30 million of the $55 million available under the SSB Agreement ($24 million of advances outstanding, and $6 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 22.0% of the Fund's managed assets as of that date,

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

and had $17 million of MRP Shares outstanding, representing 12.4% of the Fund's managed assets. Combined, the borrowings under the SSB Agreement and the outstanding MRP Shares represented 34.5% of the Fund's managed assets. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.80%, payable monthly in arrears, from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was OBFR plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged OBFR plus 2.80% from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount.

As of October 31, 2023, the interest rate charged under the SSB Agreement was 5.84%.

The Fund's MRP Shareholders are entitled to receive monthly cash dividends, at a currently effective dividend rate per annum for each series of MRP Shares as follows (subject to adjustment as described in the Fund's prospectus): 4.00% for Series B MRP Shares, 4.24% for Series C MRP Shares, 2.45% for Series D MRP Shares, and 2.68% for Series E MRP Shares.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2023, the Fund's portfolio would need to experience an annual return of 1.72% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2023). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(17.94)%	(10.29)%	(2.64)%	5.01%	12.66%

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2023 of 5.84%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

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Additional Information About the Funds   (Unaudited)

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2023	$9.75	$7.92	$9.11	-5.12%	-12.00%
July 31, 2023	$9.84	$9.00	$10.60	-5.34%	-10.55%
April 30, 2023	$10.48	$9.15	$10.12	0.39%	-8.88%
January 31, 2023	$10.12	$8.82	$10.49	-3.53%	-9.38%
October 31, 2022	$12.51	$8.80	$9.59	23.81%	-5.09%
July 31, 2022	$12.98	$10.49	$10.82	11.78%	1.25%
April 30, 2022	$14.80	$12.85	$11.87	12.08%	-1.89%
January 31, 2022	$16.25	$13.50	$14.07	3.32%	-1.58%
October 31, 2021	$17.30	$15.27	$15.82	8.60%	0.00%
July 31, 2021	$16.35	$15.40	$15.17	5.89%	3.08%
April 30, 2021	$16.26	$14.65	$15.39	2.59%	-0.68%
January 31, 2021	$15.84	$11.72	$14.77	2.13%	-3.14%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

Calamos Long/Short Equity & Dynamic Income Trust

GROWTH OF $10,000: SINCE INCEPTION (11/30/19) THROUGH 10/31/23

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/23

	1 YEAR	SINCE INCEPTION
Calamos Long/Short Equity & Dynamic Income Trust
Market Value	-2.85%	-0.75%
NAV	4.32	4.06
30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index	6.75	2.52
MSCI ACWI Index (Net)	10.50	5.58
ICE BofA US All Capital Securities Index	1.99	-1.18
Bloomberg US HY 2% Issuer Cap Bond Index	6.23	1.70

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

†  Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 30%MSCIACWI(NR)-20%ICOS-50%BBGUSHY2%Cap Index is blended from 30% - MSCI ACWI Index (MXWD), 20% - ICE BofA US All Capital Securities Index and 50% - Bloomberg US HY 2% Issuer Capped Index.

The MSCI ACWI Index (Net) is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets and emerging markets. The index is calculated in both US dollars and local currencies. Net return basis approximates the minimum possible reinvestment of regular cash distributions by deducting withholding tax based on the maximum rate of the company's country of incorporation applicable to institutional investors.

The ICE BofA US All Capital Securities Index is a subset of the ICE BofA US Corporate and US High Yield Index including all fixed-to floating rate, perpetual callable and capital securities, and fixed-rate preferred securities.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com

Additional Information About the Funds   (Unaudited)

Calamos Long/Short Equity & Dynamic Income Trust

Senior Securities

The following table sets forth information regarding the Fund's outstanding bank loans, and mandatory redeemable preferred shares ("MRPS") as of the end of each of the Fund's last ten fiscal years, as applicable. The information in the table shown below comes from the Fund's financial statements for the fiscal year ended October 31, 2023, and each of the prior three years then ended, all of which have been audited by Deloitte & Touche LLP, the Fund's independent registered public accounting firm.

FISCAL YEAR ENDED	TOTAL AMOUNT OUTSTANDING	ASSET COVERAGE(a)	LIQUIDATING PREFERENCE PER PREFERRED SHARE(b)	AVERAGE MARKET VALUE PER PREFERRED SHARE	TYPE OF SENIOR SECURITY
October 31, 2023	$120,000,000	$3,706	—	—	Loan
October 31, 2022	$120,000,000	3,890	—	—	Loan
October 31, 2021	$120,000,000	4,521	—	—	Loan
October 31, 2020*	$69,200,000	5,949	—	—	Loan

*  Commencement of operations was November 29, 2019.

(1)  Calculated by subtracting the Fund's total liabilities (not including notes payable) from the Fund's total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(2)  "Liquidating Preference per Preferred Share" means the amount to which a holder of preferred shares would be entitled upon the liquidation of the Fund in preference to common shareholders, expressed as a dollar amount per preferred share.

Summary of Fund Expenses

The following table and example contain information about the costs and expenses that common shareholders will bear directly or indirectly. In accordance with Commission requirements, the table below shows our expenses, including interest payments on borrowed funds, and preferred stock dividend payments, as a percentage of our average net assets as of October 31, 2023, and not as a percentage of gross assets or managed assets.

By showing expenses as a percentage of average net assets, expenses are not expressed as a percentage of all of the assets we invest. The table and example are based on our capital structure as of October 31, 2023. As of October 31, 2023, the Fund had utilized $120 million of the $150 million available under the SSB Agreement ($118 million in advances outstanding and $2 million in structural leverage consisting of collateral received from counterparties via SSB in connection with securities on loan), representing 27.0% of the Fund's managed assets.

SHAREHOLDER TRANSACTION EXPENSES
Sales Load (as a percentage of offering price)	—	(1)
Offering Expenses Borne by the Fund (as a percentage of offering price)	—	(1)(1)
Dividend Reinvestment Plan Fees (per sales transaction fee)(2)	$15.00
ANNUAL EXPENSES	PERCENTAGE OF AVERAGE NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS
Management Fee(3)	1.81%
Interest Payments on Borrowed Funds(4)	1.89%
Dividend Expense on Short Sales	0.65%
Other Expenses(5)	0.16%
Acquired Fund Fees and Expenses(6)	0.00%
Total Annual Expenses	4.51%

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Information About the Funds   (Unaudited)

The following example illustrates the expenses that common shareholders would pay on a $1,000 investment in common shares, assuming (1) total annual expenses of 4.51% of net assets attributable to common shareholders; (2) a 5% annual return; and (3) all distributions are reinvested at net asset value:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
Total Expenses Paid by Common Shareholders(7)	$45	$136	$228	$462

The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those assumed. Moreover, our actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(1)  If the securities to which this prospectus relates are sold to or through underwriters, the prospectus supplement will set forth any applicable sales load and the estimated offering expenses borne by us.

(2)  Shareholders will pay a $15.00 transaction fee plus a $0.02 per share brokerage charge if they direct the Plan Agent (as defined below) to sell common shares held in a Plan account. In addition, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold. See "Dividends and Distributions on Common Shares; Automatic Dividend Reinvestment Plan".

(3)  The Fund pays Calamos an annual management fee, payable monthly in arrears, for its investment management services in an amount equal to 1.35% of the Fund's average weekly managed assets. In accordance with the requirements of the Commission, the table above shows the Fund's management fee as a percentage of average net assets attributable to common shareholders. By showing the management fee as a percentage of net assets, the management fee is not expressed as a percentage of all of the assets the Fund intends to invest. For purposes of the table, the management fee has been converted to 1.81% of the Fund's average weekly net assets as of October 31, 2023 by dividing the total dollar amount of the management fee by the Fund's average weekly net assets (managed assets less outstanding leverage).

(4)  Reflects interest expense paid on $61 million in average borrowings under the SSB Agreement, plus $59 million in additional average structural leverage related to certain securities lending programs, as described under "Leverage".

(5)  "Other Expenses" are based on estimated amounts for the Fund's current fiscal year.

(6)  "Acquired Fund Fees and Expenses" are the indirect costs of investing in other investment companies such as money market funds and ETFs.

(7)  The example does not include sales load or estimated offering costs, which would cause the expenses shown in the example to increase. In connection with an offering of common shares, the applicable prospectus supplement will set forth an example including sales load and estimated offering costs.

Effects of Leverage

The SSB Agreement provides for credit availability for the Fund, such that it may borrow up to $150 million. As of October 31, 2023, the Fund had utilized $120 million of the $150 million available under the SSB Agreement ($118 million of advances outstanding, and $2 million in structural leverage consisting of collateral received from counterparties via State Street Bank and Trust Company in connection with securities on loan), representing 27.0% of the Fund's managed assets as of that date. Interest on the SSB Agreement was charged on the drawn amount at the rate of the Overnight Bank Financing Rate ("OBFR") plus 0.80%, payable monthly in arrears, from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was OBFR plus 0.52%. Interest on overdue amounts or interest on the drawn amount paid during an event of default was charged OBFR plus 2.80% from November 1, 2022, through June 30, 2023. The rate from July 1, 2023, through October 31, 2023, was charged at OBFR plus 2.52%. These rates represent floating rates of interest that may change over time. The SSB Agreement has a commitment fee of 0.10% of any undrawn amount.

As of October 31, 2023, the interest rate charged under the SSB Agreement was 5.84%.

To cover the interest expense on the borrowings under the SSB Agreement (including "net income" payments made with respect to borrowings offset by collateral for securities on loan) and the dividend payments associated with the MRP Shares, based on rates in effect on October 31, 2023, the Fund's portfolio would need to experience an annual return of 1.58% (before giving effect to expenses associated with senior securities).

The following table illustrates the hypothetical effect on the return to a holder of the Fund's common shares of the leverage obtained by us (and utilized on October 31, 2023). The purpose of this table is to assist you in understanding the effects of leverage. As the table shows, leverage generally increases the return to common shareholders when portfolio return is positive and greater than the cost of

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Additional Information About the Funds   (Unaudited)

leverage and decreases the return when the portfolio return is negative or less than the cost of leverage. The figures appearing in the table are hypothetical and actual returns may be greater or less than those appearing in the table.

Assumed Portfolio Return (Net of Expenses)	(10.00)%	(5.00)%	0.00%	5.00%	10.00%
Corresponding Common Share Return(1)	(15.87)%	(9.02)%	(2.17)%	4.68%	11.53%

(1)  Includes interest expense on the borrowings under the SSB Agreement, accrued at interest rates in effect on October 31, 2023 of 5.84%, and dividend expense on the MRP Shares.

Market and Net Asset Value Information

Our common shares have traded both at a premium and a discount to NAV. We cannot predict whether our shares will trade in the future at a premium or discount to NAV. The provisions of the 1940 Act generally require that the public offering price of common shares (less any underwriting commissions and discounts) must equal or exceed the NAV per share of a company's common stock (calculated within 48 hours of pricing). Our issuance of common shares may have an adverse effect on prices in the secondary market for our common shares by increasing the number of common shares available, which may put downward pressure on the market price for our common shares. Shares of common stock of closed-end investment companies frequently trade at a discount from NAV.

The following table sets forth for each of the periods indicated the high and low closing market prices for our common shares on Nasdaq, the NAV per share and the premium or discount to NAV per share at which our common shares were trading. NAV is shown for the last business day of each quarter. See "Net Asset Value" for information as to the determination of our NAV.

	MARKET PRICE(1)		NET ASSET VALUE AT QUARTER	PREMIUM/ (DISCOUNT) TO NET ASSET VALUE(3)
QUARTER ENDED	HIGH	LOW	END(2)	HIGH	LOW
October 31, 2023	$15.60	$13.44	$16.53	-12.53%	-17.90%
July 31, 2023	$15.89	$14.69	$18.21	-12.98%	-16.33%
April 30, 2023	$17.12	$14.78	$17.77	-10.52%	-14.31%
January 31, 2023	$16.86	$15.13	$19.04	-9.60%	-14.80%
October 31, 2022	$18.68	$14.72	$17.66	-5.78%	-13.34%
July 31, 2022	$18.75	$15.99	$19.11	-6.48%	-14.75%
April 30, 2022	$20.95	$18.53	$20.14	0.00%	-8.19%
January 31, 2022	$20.89	$18.36	$21.79	-3.12%	-10.17%
October 31, 2021	$20.95	$19.52	$21.52	-6.01%	-7.66%
July 31, 2021	$21.33	$19.53	$21.62	-7.38%	-6.82%
April 30, 2021	$20.78	$17.84	$22.92	-10.04%	-12.51%
January 31, 2021	$18.47	$14.40	$19.77	-9.42%	-18.14%

Source: Fund Accounting Records

(1)  Based on high and low closing market price per share during the respective quarter and does not reflect commissions.

(2)  Based on the NAV calculated on the close of business on the last business day of each calendar quarter.

(3)  Premium and discount information is shown for the days when the Fund experienced its high and low closing market prices, respectively, per share during the respective quarter.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund  (Unaudited)

CALAMOS CONVERTIBLE OPPORTUNITIES AND INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Convertible Opportunities and Income Fund (CHI) is an enhanced fixed-income offering that seeks total return through capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments and seeks to be less sensitive to interest rate moves. Like all Calamos closed-end funds, the Fund invests in multiple asset classes and aims to provide a steady stream of distributions paid out monthly.

The Fund invests in a diversified portfolio of convertible securities and high-yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By utilizing these asset classes in combination, we believe the Fund is well positioned to generate capital gains and income. The broader range of security types also provides increased opportunities to manage the portfolio's risk/reward characteristics over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. We are also investing in cyclical companies poised to perform well in a post-pandemic environment, with earnings expansion potential resulting from pent-up consumer demand. Although we invest primarily in securities of US issuers, we favor companies that actively participate in markets with geographically diversified revenue streams and global-scale business strategies.

Given the heightened market volatility, we prefer convertibles with balanced risk/reward attributes while maintaining an underweight to the most equity-sensitive convertibles, which can lack favorable downside risk mitigation.

How did the Fund perform over the annual period?

The Fund returned -2.27% on a net asset value (NAV) basis and 3.37% on a market price basis for the 12 months ended October 31, 2023 ("annual period"), versus 2.88% for the comparator index comprising 50% ICE BofA All US Convertibles Index and 50% Bloomberg US Corporate High Yield 2% Issuer Capped Index for the same period. At the end of the annual period, the Fund's shares traded at an 11.23% premium to the NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

TOTAL RETURN*

Common Shares – Inception 6/26/02

	1 Year	Since Inception**
On Market Price	3.27%	8.72%
On NAV	-2.27%	8.41%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	21.3%
Consumer Discretionary	18.5
Health Care	15.7
Industrials	9.6
Communication Services	8.9
Financials	7.0
Energy	5.9
Utilities	3.4
Materials	3.1
Consumer Staples	1.9
Real Estate	0.7
Airlines	0.6
Special Purpose Acquisition Companies	0.4

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

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Calamos Convertible Opportunities and Income Fund  (Unaudited)

ASSET ALLOCATION AS OF 10/31/23

Fund asset allocations are based on total investments and may vary over time.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the reporting period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders a consistent distribution stream. At the end of the annual period, the Fund's monthly distribution rate was $0.0950 per share, and the annualized distribution rate on the Fund's market price was 11.40%.

We believe both the Fund's distribution rate and level remained attractive and competitive, given that yield opportunities are limited in much of the marketplace, despite recent Fed tightening. As of October 31, 2023, the dividend yield of S&P 500 Index stocks averaged 1.68%. Although higher than a year ago, yields within the US government bond market were relatively low, with the 10-year US Treasury yielding 4.88%.

What factors influenced performance over the annual period?

On an unleveraged basis, our convertible bond holdings performed in line with the ICE BofA All US Convertibles Index. Holdings in the information technology and industrials sectors were helpful to performance, whereas holdings in financials and energy were not.

During the annual period, investors focused on the Federal Reserve's response to persistent inflation and the potential for a recession. Geopolitical concerns, regional bank stress, rising fuel prices, and potential impacts of the United Auto Workers strike also made headlines and induced volatility. Despite these headwinds, the equity market began to recover from 2022's lows, and the S&P 500 Index returned 10.14% over the period. However, the higher-for-longer interest rate environment stoked volatility in the bond market, and the Bloomberg US Aggregate Bond Index rose just 0.36%.

The convertible market is well represented by small and mid-sized growth issuers, which lagged the broader equity market as evidenced by the Russell 2500 Growth Index's -4.80% return. More than half of the convertible market was priced below par on average during the reporting period, and convertibles (-0.48%) held up much better than their underlying stocks (-8.2%).

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund  (Unaudited)

Our high-yield bond holdings slightly underperformed relative to the Bloomberg US High Yield 2% Issuer Capped Index. Our selection in the energy and financials sectors contributed to results, while our selection in the communication services and consumer discretionary sectors trailed.

High yield spreads were modestly tighter, closing at 437 basis points on an option-adjusted basis, down from 464 in the prior year. Despite the perceived stability, the trading range for spreads during the period was 150 basis points wide, reflecting the volatility across markets. Lower quality outperformed as CCCs returned 7.4%, B-rated paper returned 6.8%, and more rate-sensitive BBs returned 5.3%. After increasing for most of the year, trailing 12-month defaults came in at 2.6% on a par-weighted basis. We expect this measure to climb and close the 2023 calendar year near the 3.0% average of the post-GFC era. The best performing sectors in the Bloomberg US High Yield 2% Issuer Capped Index were finance companies (+10.9%), consumer cyclicals (+10.2%), and brokers and asset managers (+3.5), whereas communications (+0.8%), electric utilities (+3.1%), and transportation (+3.3%) represented the laggards.

Other factors that contributed and detracted from Fund performance included the following:

◼  On an unleveraged basis, the portfolio underperformed the comparator index. Our relative overweight in convertibles and underweight in corporate bonds relative to the index hindered performance.

◼  Our use of put options was beneficial relative to the comparator index.

◼  Our selection of corporate bonds was not helpful to returns.

◼  The Fund benefitted from leading security selection and an average overweight stance in information technology, specifically in the data processing & outsourced services and the communications equipment industries.

◼  Security selection and an average underweight stance in industrials contributed to performance, specifically in the electrical components & equipment and the industrial machinery & supplies & components industries.

◼  Conversely, security selection and an average underweight stance in the consumer discretionary sector weakened return over the period. In particular, positions in the hotels, resorts & cruise lines and the automobile manufacturers industries lagged.

◼  Security selection and an average underweight stance in energy lost ground on a relative basis, specifically in the oil & gas drilling and the oil & gas exploration & production industries.

How is the Fund positioned?

As of October 31, 2023, approximately 66% of our portfolio as a percent of net assets was invested in convertible securities. We believe this allocation will enable our shareholders to take advantage of selective opportunities in the general equity markets. In the long term, we believe patient investors will be rewarded through an allocation to convertibles and select high-yield bonds at current levels that may offer attractive valuations.

We focus on actively managing the risk/reward trade-offs within the portfolio. The characteristics of convertible securities vary: some convertibles are more bond-like, some are more equity-like, and others offer balance. We have maintained a preference for the balanced portion of the convertible market to take advantage

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Calamos Convertible Opportunities and Income Fund  (Unaudited)

of recent equity-valuation resets. Balanced convertibles provide a favorable asymmetric payoff profile by offering an attractive level of upside equity participation with less exposure to downside moves. We also see opportunities in the bond-like segment of the convertible market in issues that can benefit from spread compression while offering attractive yields and sound structural risk mitigation during equity market weakness. Within this segment of the convertible market, most issuers retain substantial cash balances along with minimal near-term refinancing risk. We are selective in the group's most distressed names.

The market's reaction to the November Fed meeting has driven Treasury yields further from the Fed's forward rate path expectations. However, Chair Powell noted multiple times that the dot plots released quarterly should only be viewed as snapshots in time that loses applicability with each incoming data point. Futures markets now indicate four rate cuts will occur in 2024, down from the five cuts the market had priced in at the midyear point. We have been gradually increasing portfolio durations in expectation of peak-Fed policy rates and a greater likelihood that the next rate move will be a cut. As of October 31, 2023, the average duration was 2.6 years.

From a sector standpoint, the portfolio's largest absolute weights are in information technology and consumer discretionary, while the smallest sector weights with holdings are in real estate and consumer staples. We maintain relative overweight positions in health care and information technology, with health care equipment (in health care) and semiconductors (in information technology) among the overweight industries. The largest industry underweight positions are asset management & custody banks (in financials) and communications equipment (in information technology).

Allocations to financials and consumer discretionary rose during the period, with increased weights in transaction & payment processing services and broadline retail. The information technology allocation decreased during the period with a reduction in semiconductors, while the weight to utilities also decreased modestly, with a paring back of independent power producers and energy traders.

We continue to hold our largest rated-bond allocations in the BB tier. We believe this exposure offers investors a better risk/reward dynamic while providing regular income. The average credit quality of the portfolio of rated bonds (BB) is higher than that of the ICE BofA All US Convertibles Index. This is typical for the Fund because our credit process tends to guide us away from the most speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics favor investors. We continue to find value in out-of-benchmark positions in leveraged loans and investment-grade credit.

Although the Fund tends to be US-centric because of the compelling risk/reward of investments, we are investing in global businesses that seek the best opportunities worldwide and diversify their revenue streams. Overall, we believe our companies are performing well fundamentally, earning attractive cash flow margins, improving their credit profiles, and utilizing reasonable debt levels to fund their operations.

What are your closing thoughts for Fund shareholders?

Volatility has historically created opportunity in the convertible asset class. Any stabilization of the macro backdrop could shift narrow, larger-cap-driven S&P 500 leadership into broader strength, which we believe would benefit convertibles since many issuers lean toward more mid-cap, growth-oriented companies. Should

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund  (Unaudited)

the market continue to prove challenging, convertibles are situated near their bond floor and would be expected to provide defensive attributes.

Convertible new issuance was subdued in 2022 but has improved in 2023 with higher coupons and lower conversion premiums that are more favorable to investors. So far in 2023, global convertible issuance totaled $65.1 billion, surpassing the $39.6 billion in 2022. We've also been encouraged to see more investment-grade companies issue convertibles. We remain optimistic about issuance prospects and believe the pace will continue to be strong as companies increasingly recognize the lower-borrowing-cost benefits of issuing convertibles in lieu of traditional bonds. The combination of a sizable amount of debt maturing in 2025 across bond markets and the Fed's higher-for-longer interest rate stance could accelerate near-term issuance. Increased issuance should broaden the convertible market landscape and the number of investable opportunities.

Although progress may have changed direction, aggregate leverage and interest coverage continue to look healthy from our perspective. We will monitor the situation closely to determine if a new trend toward weakness is emerging or if results are becoming more volatile as instability in input prices, labor costs, and consumer behavior impact outcomes. Credit spreads in both the investment-grade and high-yield markets have widened slightly as strong balance sheets and technicals have offset the growing suspicion that results in coming quarters will be weaker.

We agree that monetary policy is currently restrictive, as evidenced by trailing 12-month inflation (core PCE) below the fed funds effective rate and real yields on Treasury Inflation Protected Securities well above 2% across the maturity spectrum. We expect future months and quarters to show a drop in consumer and business investment as a reduction in disposable income through higher borrowing costs rolls into more areas of economic activity. We are squarely in the "impatiently waiting" phase, looking to ascertain how much economic momentum will be lost from past policy changes. There is still a high level of uncertainty concerning potential economic outcomes, and a recession cannot be dismissed.

A Note About Your Fund's Portfolio Management Team. Mr. Chuck Carmody, CFA, was named Co-Portfolio Manager of the Fund in December 2023. He joined Calamos in 2004. Since 2022, he has served as Senior Vice President, Co-Portfolio Manager of Calamos Advisors. Previously, in 2016, he was named Vice President, Co-Portfolio Manager, as well as Senior Trader, High Yield, Calamos Advisors. From 2010 to 2016, he held other senior fixed income trading roles at the firm. The Fund's Prospectus contains information relating to the other portfolio managers, as well as Calamos Advisors' "team of teams" approach to portfolio management. The Fund's Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

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Calamos Convertible Opportunities and Income Fund (CHI) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities.* The portion of the Fund's assets invested in convertible securities and non-convertible income securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 35% of its managed assets in convertible securities.

The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities typically will range from two to ten years. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund is not limited in the percentage of its assets invested in convertible securities, and investment in convertible securities forms an important part of the Fund's principal investment strategies.

A convertible security is a debt security, debenture, note or preferred stock that is exchangeable for an equity security (typically common stock of the same issuer) at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating.

The Fund may invest in "synthetic" convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of another instrument (i.e., a convertible security) through the combined economic features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The fixed income and convertible components may have different issuers, and either component may change at any time.

The Fund may also invest in synthetic convertible instruments created by third parties, typically investment banks. Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund's holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy to invest at least 35% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities.

The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

A substantial portion of the Fund's assets may be invested in below investment grade (high yield, high risk) securities for either current income or capital appreciation or both. These securities are rated Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its managed assets in distressed securities that are in default or the issuers of which are in bankruptcy.

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund (CHI) (Unaudited)

Although the Fund primarily invests in securities of US issuers, the Fund may invest up to 25% of its net assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices. In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indices (such as the S&P 500 or the MSCI EAFE), or certain ETFs that trade like common stocks but seek to replicate such market indices.

The Fund may invest without limit in certain securities ("Rule 144A Securities"), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Under the supervision and oversight of the Fund's Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid.

The Fund may invest in loan participations and other direct claims against a borrower. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the US Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the US Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company that allows the Fund to borrow up to $430 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $133.0 million.

www.calamos.com

Calamos Convertible and High Income Fund  (Unaudited)

TOTAL RETURN*

Common Shares – Inception 5/28/03

	1 Year	Since Inception**
On Market Price	10.32%	8.19%
On NAV	-1.99%	7.72%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	21.6%
Consumer Discretionary	18.6
Health Care	15.9
Industrials	9.7
Communication Services	9.0
Financials	7.0
Energy	5.9
Utilities	3.4
Materials	3.0
Consumer Staples	1.9
Real Estate	0.7
Airlines	0.6
Special Purpose Acquisition Companies	0.4

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS CONVERTIBLE AND HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Convertible and High Income Fund (CHY) is an enhanced fixed-income offering that seeks total return through capital appreciation and current income. It provides an alternative to funds investing exclusively in investment-grade fixed-income instruments and seeks to be less sensitive to interest rates. Like all Calamos closed-end funds, the Fund seeks to provide a steady stream of distributions paid out monthly and invests in multiple asset classes that may be reweighted in an effort to optimize returns.

The Fund invests in a diversified portfolio of convertible and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By utilizing these asset classes in combination, we believe the Fund is well positioned to generate capital gains and income. The broader range of security types also provides increased opportunities to manage the portfolio's risk/reward characteristics over full market cycles.

We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. Although we invest primarily in securities of US issuers, we favor companies that actively participate in globalization with geographically diversified revenue streams and global-scale business strategies.

Given the heightened market volatility, we prefer convertibles with balanced risk/reward attributes while maintaining an underweight to the most equity-sensitive convertibles, which generally lack favorable downside risk mitigation.

How did the Fund perform over the annual period?

The Fund returned -1.99% on a net asset value (NAV) basis and 10.32% on a market price basis for the twelve months ended October 31, 2023 ("annual period"), versus 2.88% for the comparator Index comprising 50% ICE BofA All US Convertibles Index and 50% Bloomberg US Corporate High Yield 2% Issuer Capped Index for the same period. At the end of the reporting period, the Fund's shares traded at a 14.54% premium to NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund  (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the annual period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. At the end of the period, the Fund's monthly distribution rate was $0.1000 per share, and the annualized distribution rate on the Fund's market price was 11.04%.

We believe the Fund's distribution rate and level remained attractive and competitive despite rising yields in financial assets. For example, as of October 31, 2023, the dividend yield of S&P 500 Index stocks averaged 1.68%. Yields were also relatively low within the US government bond market, with the 10-year US Treasury yielding 4.88%.

What factors influenced performance over the annual period?

On an unleveraged basis, our convertible bond holdings performed in line with the ICE BofA All US Convertibles Index. Holdings in the information technology and industrials sectors were helpful to performance, whereas our holdings in financials and energy were not.

During the annual period, investors focused on the Federal Reserve's response to persistent inflation and the potential for a recession. Geopolitical concerns, regional bank stress, rising fuel prices, and potential impacts of the United Auto Workers strike also made headlines and induced volatility. Despite these headwinds, the equity market began to recover from 2022's lows, and the S&P 500 Index returned 10.14% over the period. However, the higher-for-longer interest rate environment stoked volatility in the bond market, and the Bloomberg US Aggregate Bond Index rose just 0.36%.

The convertible market is well represented by small and mid-sized growth issuers, which lagged the broader equity market as evidenced by the Russell 2500 Growth Index's -4.80% return. More than half of the convertible market was priced below par on average during the reporting period, and convertibles (-0.48%) held up much better than their underlying stocks (-8.2%).

ASSET ALLOCATION AS OF 10/31/23

Fund asset allocations are based on total investments and may vary over time.

www.calamos.com

Calamos Convertible and High Income Fund  (Unaudited)

Our high-yield bond holdings slightly underperformed relative to the Bloomberg US High Yield 2% Issuer Capped Index. Our selection in the energy and financials sectors contributed to results, while our selection in the communication services and consumer discretionary sectors trailed.

High-yield spreads were modestly tighter, closing at 437 basis points on an option-adjusted basis, down from 464 in the prior year. Despite the perceived stability, the trading range for spreads during the period was 150 basis points wide, reflecting the volatility across markets. Lower quality outperformed as CCCs returned 7.4%, B-rated paper returned 6.8%, and more rate-sensitive BBs returned 5.3%. After increasing for most of the year, trailing 12-month defaults came in at 2.6% on a par-weighted basis. We expect this measure to climb and close the 2023 calendar year near the 3.0% average of the post-GFC era. The best-performing sectors in the Bloomberg US High Yield 2% Issuer Capped Index were finance companies (+10.9%), consumer cyclicals (+10.2%), and brokers and asset managers (+3.5), whereas communications (+0.8%), electric utilities (+3.1%), and transportation (+3.3%) represented the laggards.

Other factors that contributed and detracted from Fund performance included the following:

◼  On an unleveraged basis, the portfolio underperformed the comparator index. Our relative overweight in convertibles and underweight in corporate bonds relative to the index hindered performance.

◼  Our use of put options was beneficial relative to the comparator index.

◼  Our selection of corporate bonds was not helpful to returns.

◼  The Fund benefited from leading security selection and an average overweight stance in information technology, specifically in the data processing & outsourced services and the communications equipment industries.

◼  Security selection and an average underweight stance in industrials contributed to performance, specifically in the electrical components & equipment and the industrial machinery & supplies & components industries.

◼  Conversely, security selection and an average underweight stance within the consumer discretionary sector weakened return over the period. In particular, positions in the hotels, resorts & cruise lines industry and automobile manufacturers lagged.

◼  Security selection and an average underweight stance in energy lost ground on a relative basis, specifically in the oil & gas drilling and the oil & gas exploration & production industries.

How is the Fund positioned?

As of October 31, 2023, approximately 66% of our portfolio as a percent of net assets was invested in convertible securities. We believe this allocation will enable our shareholders to take advantage of selective opportunities in the general equity markets. In the long term, we think patient investors will be rewarded through an allocation to convertibles and select high-yield bonds at current levels that may offer attractive valuations.

We focus on actively managing the risk/reward trade-offs within the portfolio. The characteristics of convertible securities vary: some convertibles are more bond-like, some are more equity-like, and others offer balance. We have maintained a

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund  (Unaudited)

preference for the balanced portion of the convertible market to take advantage of recent equity-valuation resets. Balanced convertibles provide a favorable asymmetric payoff profile by offering an attractive level of upside equity participation with less exposure to downside moves. We also see opportunities in the bond-like segment of the convertible market in issues that can benefit from spread compression while offering attractive yields and sound structural risk mitigation during equity market weakness. Within this segment of the convertible market, most issuers retain substantial cash balances along with minimal near-term refinancing risk. We are selective in the group's most distressed names.

The market's reaction to the November Fed meeting has driven Treasury yields further from the Fed's forward rate path expectations. However, Powell noted multiple times that the dot plots released quarterly should only be viewed as a snapshot in time that loses applicability with each incoming data point. Futures markets now indicate four rate cuts will occur in 2024, down from the five cuts the market had priced in at the midyear point. We have been gradually increasing portfolio durations in expectation of peak-Fed policy rates and a greater likelihood that the next rate move will be a cut. As of October 31, 2023, the average duration was 2.6 years.

From a sector standpoint, the portfolio's largest absolute weights are in information technology and health care, while the smallest sector weights with holdings are in real estate and consumer staples. We maintain relative overweight positions in health care and information technology, with health care equipment (in health care) and semiconductors (in information technology) among the overweight industries. The largest industry underweight positions are asset management & custody banks and communications equipment.

Allocations to financials and consumer discretionary rose during the period, with increased weights in transaction & payment processing services and broadline retail. The information technology allocation decreased during the period, with a reduction in semiconductors, while the weight to utilities also decreased modestly, with a paring back in independent power producers and energy traders.

We continue to hold our largest rated bond allocations in the BB tier. We believe this exposure offers investors a better risk/reward dynamic while providing regular income. The average (BB) credit quality of the portfolio's bonds is higher than that of the ICE BofA All US Convertibles Index. This higher relative credit is typical for the Fund because our process tends to guide us away from the most speculative corporate securities. That said, we selectively invest in lower-credit securities when we believe the risk/reward dynamics favor our investors. We continue to find value in out-of-benchmark positions in leveraged loans and investment-grade credit.

Although the Fund tends to be US-centric because of the compelling risk/reward of investments, we invest in global businesses that seek the best opportunities worldwide and diversify their revenue streams. Overall, we believe our companies are performing well fundamentally, earning attractive cash flow margins, improving their credit profiles, and utilizing reasonable debt levels to fund their operations.

From a credit-quality perspective, the Fund is positioned with a relative underweight in the BB category and a corresponding overweight in out-of-benchmark BBB-rated issuers. We continue to find value in out-of-benchmark positions in leveraged loans and investment-grade credit.

www.calamos.com

Calamos Convertible and High Income Fund  (Unaudited)

A Note About Your Fund's Portfolio Management Team. Mr. Chuck Carmody, CFA, was named Co-Portfolio Manager of the Fund in December 2023. He joined Calamos in 2004. Since 2022, he has served as Senior Vice President, Co-Portfolio Manager of Calamos Advisors. Previously, in 2016, he was named Vice President, Co-Portfolio Manager, as well as Senior Trader, High Yield, Calamos Advisors. From 2010 to 2016, he held other senior fixed income trading roles at the firm. The Fund's Prospectus contains information relating to the other portfolio managers, as well as Calamos Advisors' "team of teams" approach to portfolio management. The Fund's Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

What are your closing thoughts for Fund shareholders?

Volatility has historically created opportunity in the convertible asset class. Any stabilization of the macro backdrop could shift narrow, larger-cap-driven S&P 500 leadership into broader strength, which we believe would benefit convertibles since many issuers lean toward more mid-cap, growth-oriented companies.

Should the market continue to prove challenging, convertibles are situated near their bond floor and would be expected to provide defensive attributes.

Convertible new issuance was subdued in 2022 but has improved in 2023 with higher coupons and lower conversion premiums that are more favorable to investors. So far in 2023, global convertible issuance totaled $65.1 billion, surpassing the $39.6 billion in 2022. We've also been encouraged to see more investment-grade companies issue convertibles. We remain optimistic about issuance prospects and believe the pace will continue to be strong as companies increasingly recognize the lower-borrowing-cost benefits of issuing convertibles in lieu of traditional bonds. The combination of a sizable amount of debt maturing in 2025 across bond markets and the Fed's higher-for-longer interest rate stance could accelerate near-term issuance. Increased issuance should broaden the convertible market landscape and the number of investable opportunities.

Although progress may have changed direction, aggregate leverage and interest coverage continue to look healthy from our perspective. We will monitor the situation closely to determine if a new trend toward weakness is emerging or if results are becoming more volatile as instability in input prices, labor costs, and consumer behavior impact outcomes. Credit spreads in investment-grade and high-yield markets have widened slightly as strong balance sheets and technicals have offset the growing suspicion that results in coming quarters will be weaker.

We agree that monetary policy is currently restrictive, as evidenced by trailing 12-month inflation (core PCE) below the fed funds effective rate and real yields on Treasury Inflation Protected Securities well above 2% across the maturity spectrum. We expect future months and quarters to show a drop in consumer and business investment as a reduction in disposable income through higher borrowing costs rolls into more areas of economic activity. We are squarely in the "impatiently waiting" phase, looking to ascertain how much economic momentum will be lost from past policy changes. There is still a high level of uncertainty concerning potential economic outcomes, and a recession cannot be dismissed.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund (CHY) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGY

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities.* The portion of the Fund's assets invested in convertible securities and below investment grade (high yield/high risk) non-convertible debt securities will vary from time to time consistent with the Fund's investment objective, changes in equity prices and changes in interest rates and other economic and market factors, although, under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities and at least 20% of its managed assets in below investment grade (high yield/high risk) non-convertible debt securities (so long as, under normal circumstances, the combined total equals at least 80% of the Fund's managed assets).

The Fund invests in securities with a broad range of maturities. The average term to maturity of the Fund's securities typically will range from two to ten years. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund's derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options and forward currency exchange contracts. However, the Fund reserves the right to invest in other derivative instruments to the extent it is consistent with the Fund's investment objective and restrictions.

Investment in convertible securities forms an important part of the Fund's principal investment strategies. Under normal circumstances, the Fund will invest at least 20% of its managed assets in convertible securities. A convertible security is a debt security, debenture, note or preferred stock that is exchangeable for an equity security (typically common stock of the same issuer) at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating.

The Fund may invest in "synthetic" convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of another instrument (i.e., a convertible security) through the combined economic features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

www.calamos.com

Calamos Convertible and High Income Fund (CHY) (Unaudited)

component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The fixed income and convertible components may have different issuers, and either component may change at any time.

The Fund may also invest in synthetic convertible instruments created by third parties, typically investment banks. Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund's holdings of synthetic convertible instruments are considered convertible securities for purposes of the Fund's policy to invest at least 20% of its managed assets in convertible securities and 80% of its managed assets in a diversified portfolio of convertible securities and below investment grade (high yield/high risk) non-convertible debt securities.

Investment in high yield securities forms an important part of the Fund's principal investment strategies. The Fund will invest in high yield securities for either current income or capital appreciation or both. Under normal circumstances, the Fund will invest at least 20% of its managed assets in high yield non-convertible debt securities. These securities are rated Ba or lower by Moody's Investors Service, Inc. ("Moody's") or BB or lower by Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. ("Standard & Poor's") or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. The Fund may, but currently does not intend to, invest up to 5% of its managed assets in distressed securities that are in default or the issuers of which are in bankruptcy.

Although the Fund primarily invests in securities of US issuers, the Fund may invest up to 25% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets.

The Fund may invest without limit in certain securities ("Rule 144A Securities"), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Under the supervision and oversight of the Fund's Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid.

The Fund may invest in loan participations and other direct claims against a borrower. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the US Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the US Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. In addition, loan participations involve a risk of

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund (CHY) (Unaudited)

insolvency of the lending bank or other financial intermediary. The markets in such loans are not regulated by federal securities laws or the Commission.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

In addition, to seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indices (such as the S&P 500 or MSCI EAFE) or certain ETFs that trade like common stocks but seek to replicate market indices.

The Fund may invest up to 10% of its managed assets in the equity securities (including common units) of master limited partnerships ("MLPs"). Convertible securities are excluded from this limitation. MLPs are investment vehicles generally organized under state law as limited partnerships or limited liability companies. MLPs typically issue general partner and limited partner interests, or managing member and member interests, and MLP-issued securities are often listed and traded on a securities exchange. Such securities are structured by contract and may incorporate both equity-like and debt-like components. The general partner or manager of the MLP generally controls the operation and management of the MLP, and typically is eligible for certain incentive distributions under the terms of the MLP. The Fund will not typically invest in general partner or manager interests of MLPs. Limited partner or member interests in MLPs may have either preferred or subordinated rights to MLP assets and distributions.

The Fund may invest in securities of real estate investment trusts ("REITs"), including debt securities they may issue. REITs primarily invest in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Debt securities issued by REITs are, for the most part, general and unsecured obligations and are subject to risks associated with REITs.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of

www.calamos.com

Calamos Convertible and High Income Fund (CHY) (Unaudited)

debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company that allows the Fund to borrow up to $480 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $145 million.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Strategic Total Return Fund  (Unaudited)

CALAMOS STRATEGIC TOTAL RETURN FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Strategic Total Return Fund (CSQ) is a total-return-oriented offering that seeks to provide a steady stream of income paid out monthly. We invest in a diversified portfolio of equities, convertible securities and high-yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities to contribute to the portfolio. By using the asset classes in combination, we believe the Fund can be optimally positioned to generate capital gains and income over the long term. This broader range of security types also provides us with increased opportunities to manage the risk and reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

While we are often more heavily weighted in the securities of US issuers, we favor companies actively participating in globalization with geographically diversified revenue streams and global business strategies. We emphasize companies we believe offer reliable debt servicing, respectable balance sheets, solid free cash flow, and good prospects for sustainable growth. Those profitable companies should be more resilient to inflationary pressures and rising interest rates.

How did the Fund perform over the annual period?

The Fund returned 7.94% on a net asset value (NAV) basis and 1.84% on a market price basis for the 12 months ended October 31, 2023 ("annual period") versus a return of 6.59% for a comparator index comprising 50% S&P 500 Index, 25% ICE BofA All US Convertibles Index and 25% Bloomberg US Corporate High Yield 2% Issuer Capped Index over the same period. At the end of the reporting period, the Fund's shares traded at a -4.33% discount to NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, the market price might be influenced by general market sentiment or future expectations. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies that will optimize its overall price performance and returns based on market value.

TOTAL RETURN*

Common Shares – Inception 3/26/04

	1 Year	Since Inception**
On Market Price	1.80%	7.89%
On NAV	7.89%	8.39%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	22.5%
Consumer Discretionary	13.0
Financials	12.0
Health Care	11.5
Communication Services	9.7
Industrials	8.6
Energy	5.8
Consumer Staples	5.0
Utilities	2.9
Materials	2.7
Real Estate	1.6
Airlines	0.3
Special Purpose Acquisition Companies	0.1
Other	0.1

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

www.calamos.com

Calamos Strategic Total Return Fund  (Unaudited)

ASSET ALLOCATION AS OF 10/31/23

Fund asset allocations are based on total investments and may vary over time.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the reporting period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund's monthly distribution rate on October 31, 2023, was $0.1025 per share, and its annualized distribution rate based on market price was 9.59%.

We believe the Fund's distribution rate and level remained attractive and competitive because yield opportunities are limited in much of the marketplace despite recent Fed tightening. For example, as of October 31, 2023, the dividend yield of S&P 500 Index stocks was 1.68%. Although higher than a year ago, yields within the US government bond market were relatively low, with the 10-year US Treasury yielding 4.88%.

What factors influenced performance over the annual period?

Equity markets rallied over the course of the period, lifting off lows from the market sell-off that began in late 2021 when the Fed and central bankers around the world began raising interest rates in an effort to tackle inflation. The Fed hiked the fed funds rate in historically short order (300 basis points in approximately six months), and the broad market, not surprisingly, did not react favorably, falling by -24% from late December 2021 through early October 2022. At the onset of this annual period, investors were pleased to see data suggesting that inflation had likely peaked, which many believed would allow the Fed to slow down its furious pace of interest rate hikes.

Cyclical stocks and beleaguered value stocks led the market in the initial months of the reporting period, but that leadership was short-lived as the Fed continued to promote a hawkish narrative. During these 12 months, the Fed would raise rates an additional 225 basis points. In March 2023, two of the largest bank failures in history, Silicon Valley Bank and Credit Suisse, sent investors flocking to the large-cap growth stocks of companies with significant balance sheets and ties to AI (artificial intelligence). Toward the end of the period, investors continued to grapple with questions of whether the Fed could induce a soft landing for the US economy while reining in inflation or whether a recession would result from the significant change in the cost of capital. Geopolitical risks increased with the onset of conflict between Hamas and Israel in October 2023. Those cumulative concerns weighed on the markets, with the S&P 500 Index, a measure of the US equity market, declining by -10% toward the end of the annual period.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Strategic Total Return Fund  (Unaudited)

For the annual period, the US equity market, as represented by the S&P 500 Index, gained 10.14%, although it should be noted that an equal-weighted S&P 500 Index went nowhere on the year, with a total return of -0.75%. Small-cap stocks, represented by the Russell 2000 Index, dropped -8.57% for the annual period, and mid-cap stocks, as measured by the Russell Midcap Index, also struggled with a -1.01% return. Mega-cap growth stocks performed best and carried the bulk of the overall S&P 500 Index's return, particularly those tied to AI with solid balance sheets (and perhaps less concerned about borrowing from banks or raising capital in a higher-interest-rate environment). The top eight names in the S&P 500 Index by market cap, representing approximately 26% of the index's market cap, are primarily tech-related, stronger-balance-sheet companies, accounting for 85% of the market's gain over the period.

Within the S&P 500 Index, communication services (+36%) and information technology (+31%) were significant outperformers led by mega-cap growth names and were the only two sectors to beat the overall market. Consumer discretionary (+8%), industrials (+6%), and materials (+5%) delivered positive returns, but all other sectors finished in negative territory for the reporting period. Energy (-2%), financials (-3%), consumer staples (-3%), health care (-5%), real estate (-7%), and utilities (-8%) rounded out performance by sector.

The convertible market is well represented by small and mid-sized growth issuers, which lagged the broader equity market as evidenced by the Russell 2500 Growth Index's -4.80% return. More than half of the convertible market was priced below par on average during the reporting period, and convertibles (-0.48%) held up much better than their underlying stocks (-8.2%).

High yield spreads were modestly tighter, closing at 437 basis points on an option-adjusted basis, down from 464 in the prior year. Despite the perceived stability, the trading range for spreads during the period was 150 basis points wide, reflecting the volatility across markets. Lower quality outperformed as CCCs returned 7.4%, B-rated paper returned 6.8%, and more rate-sensitive BBs returned 5.3%.

Other factors that contributed and detracted from Fund performance included the following:

◼  On an unleveraged basis, the portfolio slightly outperformed the comparator index during the period.

◼  Our overweight and selection in stocks relative to the comparator index were beneficial to returns, as was our selection in convertible preferred stocks,

◼  Our selection in convertible bonds detracted from returns, as did our selection in corporate bonds.

The Fund's leading security selection in information technology positively contributed to relative performance. In particular, positions in the semiconductors and the systems software industries assisted relative performance. Leading security selection and an average underweight allocation in communication services, specifically in the interactive media & services and cable & satellite industries, contributed to performance.

Over the period, security selection and an average underweight stance within the consumer discretionary sector weakened return. Specifically, positions in automobile manufacturers and the hotels, resorts & cruise lines industry lagged. Security selection and an average overweight allocation in financials, specifically in diversified banks and multi-sector holdings, also lost ground on a relative basis.

www.calamos.com

Calamos Strategic Total Return Fund (Unaudited)

How is the Fund positioned?

At the beginning of 2023, we outlined the case for increasing the Fund's risk by focusing on selective areas of the economy that we believed should show improving economic growth in 2023 and 2024, in addition to companies that could improve returns on capital during that time. Our premise to selectively add risk was based on several factors, including our convictions about the long-term US economic growth trajectory, positive policy changes, and improvements in certain parts of the economy, despite opposing forces slowing growth down in other economic sectors. In aggregate, the events of the first three quarters of 2023 (the slowing of central bank rate increases, moderate slowing of inflation and economic growth, corporate cost-cutting measures, and accelerated spending in AI-related areas) have supported that risk profile. Risk-asset returns were positive during this time, although there was a significant dispersion of returns across sectors and industries.

We believe the best positioning for this environment is a more neutral or defensive risk posture, with risk in specific areas with real growth tailwinds, in companies with improving returns on capital in 2024, and in equities and fixed income with valuations at favorable expected risk-adjusted returns. We see compelling prospects for companies that have exposure to new products and geographic growth opportunities (in health care, electric vehicles, and AI-related infrastructure and software), specific infrastructure spending areas (in materials and industrials), and the normalization of supply chains and areas of the service economy. Regarding asset-class positioning, we maintain a relatively high allocation to common stocks and convertibles, whose combined exposure represents approximately 80% of the portfolio's assets as of October 31, 2023.

We focus on actively managing the risk/reward trade-offs within the portfolio. The characteristics of convertible securities vary: some are more bond-like, some are more equity-like, and others offer balance. We have maintained a preference for the balanced portion of the convertible market to take advantage of recent equity-valuation resets. Balanced convertibles provide a favorable asymmetric payoff profile by offering an attractive level of upside equity participation with less exposure to downside moves.

We are still favoring higher-credit-quality companies with improving free cash flow. We selectively use options and convertible bonds to gain exposure to higher-risk industries. From an asset-class perspective, cash and short-term Treasuries remain useful tools for lowering volatility in a multi-asset-class portfolio, given their yields. The portfolio's average credit quality is BB+. This is typical for the Fund because our credit process tends to guide us away from the most speculative corporate securities. However, we recognize that opportunities exist among lower-credit securities to enhance performance.

In terms of economic sectors, the largest absolute allocations reside in information technology and consumer discretionary, whereas the smallest sector weight allocations with holdings are found in real estate and materials. On a relative basis, systems software and technology hardware, storage & peripherals are among the overweight industries. Application software and biotechnology are among the underweight industries.

Allocations to information technology and communication services rose with increased weights in systems software and interactive media & services. The health care allocation decreased during the period, while the weight to consumer staples also decreased modestly with a paring back in pharmaceuticals and soft drinks & non-alcoholic beverages.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Strategic Total Return Fund (Unaudited)

We are also aware of the fact that rising interest rates may have a detrimental effect on longer-term fixed-income securities. Consequently, managing the duration of the fixed-income assets of our portfolio is a priority in mitigating this potential impact. As of October 31, 2023, the weighted average duration of the bonds in the portfolio is 2.6 years, which is low compared to longer-duration fixed-income instruments.

We believe that over time the prudent use of leverage should enhance total return and support the Fund's distribution rate. As of October 31, 2023, the Fund's leverage was approximately 34%.

What are your closing thoughts for Fund shareholders?

As we look toward the end of 2023 and into 2024, the growth outlook appears more muted than at the beginning of 2023. Opposing economic forces have become more balanced as policy shifts (the elimination of some government policies and a cost-cutting agenda in the US Congress), offsetting positive end-demand trends at the consumer and corporate levels. We continue to see slowing but positive economic growth over the next year, but the timing for a reacceleration in growth is more difficult to predict. In addition to this more balanced growth view, the growth outlook for many parts of the US economy continues to shift. For example, energy prices rose in the final months of the period versus a decline in the first part of the year, and travel consumption has slowed from the fast pace over the summer. Therefore, we remain vigilant in identifying short-term cyclical investment themes. We continue to assess the investment opportunities within this environment, further focusing on real growth and return improvement areas. Finally, we continue to monitor security and asset-class valuations to target appropriate returns in this volatile environment.

Convertible new issuance was subdued in 2022 but has improved in 2023 with higher coupons and lower conversion premiums that are more favorable to investors. So far in 2023, global convertible issuance totaled $65.1 billion, surpassing the $39.6 billion in 2022. We've also been encouraged to see more investment-grade companies issue convertibles. We remain optimistic about issuance prospects and believe the pace will continue to be strong as companies increasingly recognize the lower-borrowing-cost benefits of issuing convertibles in lieu of traditional bonds. The combination of a sizable amount of debt maturing in 2025 across bond markets and the Fed's higher-for-longer interest rate stance could accelerate near-term issuance. Increased issuance should broaden the convertible market landscape and the number of investable opportunities.

Although progress may have changed direction, aggregate leverage and interest coverage remain healthy based on our evaluation. We will monitor the situation closely to determine if a new trend toward weakness is emerging or if results are becoming more volatile as instability in input prices, labor costs, and consumer behavior impact outcomes. Credit spreads in the investment-grade and high-yield markets have widened slightly as strong balance sheets and technicals have offset the growing suspicion that results in coming quarters will be weaker.

We remain confident that the positive long-term growth trajectory of the US economy and the cash-flow-generation capabilities of US companies are intact. The ability of management teams to identify emerging short and long-term trends and the adaptability of business models and cost structures are central to our long-term favorable view. We see attractive long-term upside in the US equity market from current market levels, which we believe are at fair value for a majority of US companies.

A Note About Your Fund's Portfolio Management Team. Mr. Chuck Carmody, CFA, was named Co-Portfolio Manager of the Fund in December 2023. He joined Calamos in 2004. Since 2022, he has served as Senior Vice President, Co-Portfolio Manager of Calamos Advisors. Previously, in 2016, he was named Vice President, Co-Portfolio Manager, as well as Senior Trader, High Yield, Calamos Advisors. From 2010 to 2016, he held other senior fixed income trading roles at the firm. The Fund's Prospectus contains information relating to the other portfolio managers, as well as Calamos Advisors' "team of teams" approach to portfolio management. The Fund's Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

www.calamos.com

Calamos Strategic Total Return Fund (CSQ) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio common and preferred stocks, convertible securities and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities).

The Fund may invest up to 35% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers in developed and emerging markets.

The Fund may invest up to 15% of its managed assets in securities of foreign issuers in emerging markets. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Calamos will dynamically allocate the Fund's investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward on a long-term basis through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.

Calamos analyzes securities for the Fund's portfolio using an approach that focuses on assessing a total enterprise value before assessing the value of the securities issued by a company. Calamos seeks to assess the value of an issuer's total enterprise by studying its financial statements, including its balance sheet. Once enterprise value is determined, Calamos seeks to assess the value of the issuer's different types of securities, taking into account the business risk of the issuer, its competitive position and the seniority of each type of security relative to the rest of the issuer's capital structure. This approach serves as the basis for the Calamos research team's design and use of proprietary models which, along with risk management and portfolio construction techniques, assist in determining whether a given security presents an investment opportunity for the Fund.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $1.13 billion and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $323.5 million.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dynamic Convertible and Income Fund  (Unaudited)

CALAMOS DYNAMIC CONVERTIBLE AND INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Dynamic Convertible and Income Fund (CCD) is a total-return-oriented fund that seeks to provide steady income paid out monthly. We invest in a diversified portfolio of convertible and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining asset classes, we believe the Fund is well positioned to generate capital gains and income over the long term. The dynamic allocation of security types also provides us with opportunities to manage the risk/reward characteristics of the portfolio over full market cycles.

Through this approach, we seek to offer investors an attractive monthly distribution. The product provides an alternative to funds investing exclusively in investment-grade fixed-income instruments. It seeks to be less sensitive to interest rates while delivering equity exposure using convertibles. We seek companies with respectable balance sheets, reliable debt servicing, and good prospects for sustainable growth. Although we invest primarily in securities of US issuers, we favor companies actively participating in globalization with geographically diverse revenue streams and global-scale business strategies.

How did the Fund perform over the annual period?

The Fund returned -4.26% on a net asset value (NAV) basis and -12.56% on a market price basis for the 12 months ended October 31, 2023 ("annual period"), versus a return of 0.87% for a comparator index comprising 80% ICE BofA All US Convertibles Index and 20% Bloomberg US Corporate High Yield 2% Issuer Capped Index over the same period. At the end of the annual period, the Fund's shares traded at a -0.99% discount to NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges where factors other than the value of underlying securities may drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of a fund's holdings, such as general market sentiment or future expectations, may influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio less fund expenses; it also measures how a manager capitalized on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we think the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies that we believe can potentially optimize overall price performance and market value.

TOTAL RETURN*

Common Shares – Inception 3/27/15

	1 Year	Since Inception**
On Market Price	-12.56%	5.45%
On NAV	-4.26%	6.14%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	26.3%
Health Care	18.1
Consumer Discretionary	18.1
Industrials	8.6
Communication Services	7.4
Utilities	4.7
Financials	4.5
Energy	4.0
Materials	2.5
Consumer Staples	1.4
Real Estate	0.7
Airlines	0.2
Special Purpose Acquisition Companies	0.1

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

www.calamos.com

Calamos Dynamic Convertible and Income Fund  (Unaudited)

ASSET ALLOCATION AS OF 10/31/23

Fund asset allocations are based on total investments and may vary over time.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the reporting period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. At the end of the period, the Fund's monthly distribution rate was $0.1950 per share. On October 31, 2023, the annualized distribution rate on the Fund's market price was 13.71%.

We believe the Fund's distribution rate and level remained attractive and competitive, given that yield opportunities are limited in much of the marketplace despite recent Fed tightening. As of October 31, 2023, the dividend yield of S&P 500 Index stocks was 1.68%. Yields were also relatively low within the US government bond market, with the 10-year US Treasury yielding 4.88%.

What factors influenced performance over the annual period?

During the annual period, investors focused on the Federal Reserve's response to persistent inflation and the potential for a recession. Geopolitical concerns, regional bank stress, rising fuel prices, and potential impacts of the United Auto Workers strike also made headlines and induced volatility. Despite these headwinds, the equity market began to recover from 2022's lows, and the S&P 500 Index returned 10.14% over the period. The higher-for-longer interest rate environment continued to stoke volatility in the bond market, and the Bloomberg US Aggregate Bond Index rose just 0.36%.

The convertible market is well represented by small and mid-sized growth issuers, which lagged the broader equity market as evidenced by the Russell 2500 Growth Index's -4.80% return. More than half of the convertible market was priced below par on average during the reporting period, and convertibles (-0.48%) held up much better than their underlying stocks (-8.2%).

High-yield spreads were modestly tighter, closing at 437 basis points on an option-adjusted basis, down from 464 in the prior year. Despite the perceived stability, the trading range for spreads during the period was 150 basis points wide, reflecting the volatility across markets. Lower quality outperformed as CCCs returned 7.4%, B-rated paper returned 6.8%, and more rate-sensitive BBs returned 5.3%. After increasing for most of the year, trailing 12-month defaults

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dynamic Convertible and Income Fund  (Unaudited)

came in at 2.6% on a par-weighted basis. We expect this measure to climb and close the 2023 calendar year near the 3.0% average of the post-GFC era. The best-performing sectors in the Bloomberg US High Yield 2% Issuer Capped Index were finance companies (+10.9%), consumer cyclicals (+10.2%), and brokers and asset managers (+3.5), whereas communications (+0.8%), electric utilities (+3.1%), and transportation (+3.3%) represented the laggards.

Other factors that contributed to and detracted from Fund performance included the following:

◼  On an unleveraged basis, the Fund's convertible bond holdings performed in line with the ICE BofA All US Convertibles Index. Holdings in the information technology and industrials sectors were helpful to performance, whereas holdings in financials and energy were not.

◼  On an unleveraged basis, the portfolio underperformed the comparator index. Our relative overweight and selection in convertibles and underweight and selection in corporate bonds proved detrimental to performance.

◼  Our use of options and our exposure to Treasury bonds were both beneficial relative to the comparator index.

◼  From a sector standpoint, the Fund benefited from favorable security selection and an average overweight stance in information technology, as holdings in semiconductors and communications equipment boosted relative returns.

◼  Security selection and an average underweight allocation in industrials added to the Fund's performance. Within this sector, the main contributors were the electrical components & equipment and the industrial machinery & supplies & components industries.

◼  Conversely, security selection and an average underweight position within the energy sector weakened return over the period, specifically holdings in the oil & gas drilling and the oil & gas exploration & production industries.

◼  Security selection and an average underweight position within the transaction & payment processing services and mortgage REITs industries of the financials sector lagged.

How is the Fund positioned?

As of October 31, 2023, approximately 84% of our portfolio as a percent of net assets was invested in convertible securities. We believe this allocation will enable our shareholders to take advantage of selective opportunities in the general equity markets. In the long term, we think that patient investors will be rewarded through an allocation to convertibles and select high-yield bonds at current levels that may offer attractive valuations.

We focus on actively managing the risk/reward trade-offs within the portfolio. The characteristics of convertible securities vary: some convertibles are more bond-like, some are more equity-like, and others offer balance. We have maintained a preference for the balanced portion of the convertible market to take advantage of recent equity-valuation resets. Balanced convertibles provide a favorable asymmetric payoff profile by offering attractive levels of upside equity participation with less exposure to downside moves. We also see opportunities in the bond-like segment of the convertible market in issues that can benefit from spread compression while offering attractive yields and sound structural risk mitigation

www.calamos.com

Calamos Dynamic Convertible and Income Fund  (Unaudited)

during equity market weakness. Within this segment of the convertible market, most issuers retain substantial cash balances along with minimal near-term refinancing risk. We are selective in the group's most distressed names.

The market's reaction to the November Fed meeting has driven Treasury yields further from the Fed's forward rate path expectations. However, Chair Powell noted multiple times that the dot plots released quarterly should only be viewed as snapshots in time that loses applicability with each incoming data point. Futures markets now indicate four rate cuts will occur in 2024, down from the five cuts the market had priced in at the midyear point. We have been gradually increasing portfolio durations in expectation of peak-Fed policy rates and a greater likelihood that the next rate move will be a cut. As of October 31, 2023, the average duration was 2.2 years.

Regarding economic sectors, the portfolio's largest absolute weights are in information technology and health care. Conversely, consumer staples and real estate represent the smallest absolute sector weights with holdings. On a relative basis, the largest industry overweight positions are in health care equipment and leisure facilities. Significant industry underweight positions are in communications equipment and biotechnology.

The financials allocation increased during the period, while the weight to consumer discretionary also rose modestly, with increased weights in transaction & payment processing services and home furnishing retail. The information technology allocation decreased during the period, with a reduction in semiconductors, while the weight to energy also declined modestly, with a paring back in oil & gas exploration & production.

The average (BB+) credit quality of the rated securities in the portfolio is higher than that of the ICE BofA All US Convertibles Index. This higher relative credit is typical for the Fund because our process tends to guide us away from the most speculative corporate securities while still providing regular income. That said, we selectively invest in lower-credit securities when we believe the risk/return dynamics favor our investors.

Although the Fund tends to be US-centric because of the compelling risk/reward of investments, we invest in global businesses that can seek the best opportunities worldwide and diversify their revenue streams. Overall, we hold that our portfolio companies are performing well fundamentally, earning attractive cash flow margins, improving their credit profiles, and utilizing reasonable debt levels to fund their operations.

Over the longer term, we believe in the prudent use of leverage as a means to enhance total return and support the Fund's distribution rate over time. As of October 31, 2023, our amount of leveraged assets was approximately 40%.

What are your closing thoughts for Fund shareholders?

Volatility has historically created opportunity in the convertible asset class. Any stabilization of the macro backdrop could shift narrow, larger-cap-driven S&P 500 leadership into broader strength, which we believe would benefit convertibles since many issuers lean toward more mid-cap, growth-oriented companies.

Should the market continue to prove challenging, convertibles are situated near their bond floor and would be expected to provide defensive attributes.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dynamic Convertible and Income Fund  (Unaudited)

Convertible new issuance was subdued in 2022 but has improved in 2023 with higher coupons and lower conversion premiums that are more favorable to investors. So far in 2023, global convertible issuance totaled $65.1 billion, surpassing the $39.6 billion in 2022. We've also been encouraged to see more investment-grade companies issue convertibles. We remain optimistic about issuance prospects and believe the pace will continue to be strong as companies increasingly recognize the lower-borrowing-cost benefits of issuing convertibles in lieu of traditional bonds. The combination of a sizable amount of debt maturing in 2025 across bond markets and the Fed's higher-for-longer interest rate stance could accelerate near-term issuance. Increased issuance should broaden the convertible market landscape and the number of investable opportunities.

Although progress may have changed direction, aggregate leverage, and interest coverage continue to look healthy based on our evaluation. We will monitor the situation closely to determine if a new trend toward weakness is emerging or if results are becoming more volatile as instability in input prices, labor costs, and consumer behavior impact outcomes. Credit spreads in the investment-grade and high-yield markets have widened slightly as strong balance sheets and technicals have offset the growing suspicion that results in coming quarters will be weaker.

We agree that monetary policy is currently restrictive, as evidenced by trailing 12-month inflation (core PCE) below the fed funds effective rate and real yields on Treasury Inflation Protected Securities well above 2% across the maturity spectrum. We expect future months and quarters to show a drop in consumer and business investment as a reduction in disposable income through higher borrowing costs rolls into more areas of economic activity. We are squarely in the "impatiently waiting" phase, looking to ascertain how much economic momentum will be lost from past policy changes. There is still a high level of uncertainty concerning potential economic outcomes, and a recession cannot be dismissed.

A Note About Your Fund's Portfolio Management Team. Mr. Chuck Carmody, CFA, was named Co-Portfolio Manager of the Fund in December 2023. He joined Calamos in 2004. Since 2022, he has served as Senior Vice President, Co-Portfolio Manager of Calamos Advisors. Previously, in 2016, he was named Vice President, Co-Portfolio Manager, as well as Senior Trader, High Yield, Calamos Advisors. From 2010 to 2016, he held other senior fixed income trading roles at the firm. The Fund's Prospectus contains information relating to the other portfolio managers, as well as Calamos Advisors' "team of teams" approach to portfolio management. The Fund's Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

www.calamos.com

Calamos Dynamic Convertible and Income Fund (CCD) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio of convertible securities (including synthetic convertible instruments, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities) and debt and equity income-producing securities, as well as other investments that generate current income and dividends, including but not limited to common and preferred stocks, investment grade and below investment grade (high-yield or "junk") bonds, loans, equity-linked notes, and floating rate securities (referred to throughout as "income-producing securities"). With regard to the synthetic convertible instruments, the fixed income and convertible components may have different issuers, and either component may change at any time. Under normal circumstances, at least 80% of the Fund's managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund's managed assets invested in convertible securities (including synthetic convertibles).* The Fund may invest up to 50% of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets.

The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible instruments). In addition, the Fund may invest all or substantially all of its managed assets in below investment grade convertible securities (including non-convertible securities held to create synthetic convertible instruments); provided that, the Fund may invest up to 15% of its managed assets in convertible and non-convertible securities rated below B3 by Moody's or below B- by Standard & Poor's. As such, the Fund's portfolio may at times consist entirely or primarily of below investment grade securities, including high-yield bonds. The Fund may invest up to 15% of its managed assets in illiquid securities. The Fund may invest up to 10% of its managed assets in the equity securities of REITs and up to 10% of its managed assets in the equity securities of MLPs; however, convertible securities are excluded from each of these limitations. The Fund may invest in securities with a broad range of maturities. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, (ii) on a portion of a convertible security that it owns at the time it writes the call, and (iii) on broad-based securities indexes (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE")) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indexes.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $370 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $92 million.

Term Structure

Absent shareholder approval to amend the limited term provision of the Fund's Agreement and Declaration of Trust, the Fund's Agreement and Declaration of Trust provides that it will cease to exist at the close of business on the fifteenth anniversary of the effective date of the Fund's registration statement, March 26, 2030, except for the purpose of satisfying any existing debts or obligations, collecting and distributing its assets and doing all other acts required to liquidate and wind up its business and affairs. If the Fund's Board of Trustees believes that under then current market conditions it is in the best interests of the Fund to do so, the Fund may extend the Termination Date for one year, to March 26, 2031, without a shareholder vote, upon the affirmative vote of three-quarters of the Trustees then in office. Upon termination, the Fund will distribute substantially all of its net assets to shareholders, after making appropriate provision for any liabilities of the Fund. The Fund's investment objective and policies are not designed to seek to return to investors that purchase common shares in this offering their initial investment of $25 per common share on the Termination Date, and such investors and investors that purchase common shares after the completion of this offering may receive more or less than their original investment upon termination.

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Dynamic Income Fund  (Unaudited)

CALAMOS GLOBAL DYNAMIC INCOME FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe the Fund offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team's wide-ranging experience in an array of asset classes. We utilize a highly flexible approach, investing in equities, convertible securities, and high-yield securities. We also can employ alternative strategies such as covered call writing and convertible arbitrage. We seek to generate income through covered call writing by selling ("writing") options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles' underlying equities to generate income and hedge against risk.

We hold that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks, and generate more income versus traditional fixed income funds. The allocation to each asset class and strategy is dynamic, reflecting our view of the economic landscape and the potential of individual securities. By combining asset classes and strategies, we believe the Fund is well positioned to generate income and capital gains. The broader range of security types also provides increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles.

We invest in both US and non-US companies, with at least 40% of assets invested in non-US companies. We emphasize companies with reliable debt servicing, respectable balance sheets, and sustainable growth prospects. Regardless of a company's country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the annual period?

The Fund returned 8.29% on a net asset value (NAV) basis and 2.40% on a market price basis for the 12 months ended October 31, 2023 ("annual period"), versus a return of 7.43% for a comparator index comprising 40% MSCI ACWI Index, 30% Refinitiv Global Convertible Bond Index, and 30% Bloomberg US High Yield 2% Issuer Capped Index. At the end of the reporting period, the Fund's shares traded at a -12.85% discount to NAV.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

TOTAL RETURN*

Common Shares – Inception 6/27/07

	1 Year	Since Inception**
On Market Price	2.40%	3.56%
On NAV	8.29%	4.73%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	21.6%
Consumer Discretionary	16.0
Industrials	13.0
Financials	12.1
Health Care	9.9
Communication Services	7.4
Energy	6.9
Consumer Staples	4.4
Materials	4.0
Utilities	1.3
Real Estate	1.2
Airlines	0.3
Other	0.2
Special Purpose Acquisition Companies	0.2

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

www.calamos.com

Calamos Global Dynamic Income Fund  (Unaudited)

ASSET ALLOCATION AS OF 10/31/23

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the annual period.

We employ a level distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. In each month of the period, the Fund distributed $0.0500 per share, resulting in an annualized distribution rate of 11.49% of market price as of October 31, 2023.

The Fund's distribution rate and level remained attractive and competitive despite rising interest rates and higher-yielding securities in much of the marketplace. For example, at period end, the dividend yield of S&P 500 Index stocks was 1.68%, and US government bond yields were elevated, with the 10-year US Treasury yielding 4.88%.

What factors influenced performance over the annual period?

Global stocks and bonds experienced periods of significant volatility and rotation but pushed higher and delivered positive returns over the period. Investors navigated an environment characterized by tighter monetary policy and higher interest rates but also moderating inflation and resilient corporate earnings.

The Federal Reserve increased rates six times over the period by an additional 225 basis points, bringing the target rate to 5.25% – 5.50%. Meanwhile, markets were beset by the anticipation of ongoing Fed reactions and ongoing intentions.

The Fund navigated volatile markets by employing its active blend of convertible securities, high-yield bonds, US equities, international equities, and convertible arbitrage.

Other factors that contributed to and detracted from Fund performance included the following:

◼  On an unleveraged basis, the portfolio performed in line with the comparator index. Our overweight and selection in stocks and underweight and selection in convertible preferred stocks was beneficial to returns relative to the index, whereas our selection in convertible bonds and our overweight in put options were detrimental to returns.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Dynamic Income Fund  (Unaudited)

◼  Selection in the health care sector, notably in the pharmaceuticals industry, contributed to returns relative to the comparator index. In addition, an overweight and selection in the information technology sector, primarily in the semiconductor industry, helped returns.

◼  Conversely, selection in the financials sector, primarily in diversified banks, weighed on results relative to the comparator index, as did selection in the consumer discretionary sector, primarily in automobile manufacturers.

◼  From a country perspective, our selection in the US proved beneficial to performance relative to the comparator index.

◼  From a country perspective, our overweight and selection in China dragged on relative returns.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors and growth opportunities and actively integrates them into the investment decision-making process. To tap into selective growth potential in the global economy, we favor quality growth companies with quality balance sheets, strong brands, free cash flows, and experienced management—businesses poised to withstand market volatility.

The financials allocation increased during the period, and the weight to consumer discretionary also rose modestly, with increased weights in transaction & payment processing services and home furnishing retail. The allocations to information technology and energy decreased during the period, with reductions in the semiconductor and the oil & gas exploration & production industries.

In terms of economic sectors, the largest allocations reside in information technology and consumer discretionary on an absolute basis, whereas the smallest sector allocations with holdings are found within utilities and real estate. We maintain overweight allocations in the semiconductors and diversified banks industries. The largest industry underweight positions are in application software and biotechnology.

From a regional standpoint, the portfolio's largest weights are in the United States and Emerging Asia, while the smallest absolute weights are in EMEA and Emerging Latin America. We maintain relative overweight positions in Emerging Asia and Europe, while the portfolio is underweight in the United States and Japan compared to the index. Overall, we maintained relatively stable weights.

The portfolio's average credit quality is BB+. This is typical for the Fund because our credit process tends to guide us away from the most speculative corporate securities. That said, we recognize that opportunities exist for lower-credit securities to enhance performance.

We are cognizant of rising interest rates and inflation. Although the Fund invests primarily in equities, the weighted average duration of the bonds in our portfolio is only 2.4 years (as of October 31, 2023). This relatively low duration average is expected to mitigate the volatility that our fixed-income securities might incur in a rising-rate environment.

We believe that over time, the use of leverage may enhance total return and support the Fund's distribution rate. As of October 31, 2023, our amount of leveraged assets was approximately 34%.

www.calamos.com

Calamos Global Dynamic Income Fund  (Unaudited)

A Note About Your Fund's Portfolio Management Team. Mr. Chuck Carmody, CFA, was named Co-Portfolio Manager of the Fund in December 2023. He joined Calamos in 2004. Since 2022, he has served as Senior Vice President, Co-Portfolio Manager of Calamos Advisors. Previously, in 2016, he was named Vice President, Co-Portfolio Manager, as well as Senior Trader, High Yield, Calamos Advisors. From 2010 to 2016, he held other senior fixed income trading roles at the firm. The Fund's Prospectus contains information relating to the other portfolio managers, as well as Calamos Advisors' "team of teams" approach to portfolio management. The Fund's Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

What are your closing thoughts for Fund shareholders?

Global markets continue to navigate complex conditions. We are analyzing many market drivers, including central bank policy, the inflationary backdrop, corporate earnings, and geopolitical tensions. Considering the global economy and evolving monetary policy, the financial markets remain uncertain, and we expect volatility to continue until these risks are resolved. Given this backdrop, we continue to identify ways to capitalize on volatility, including a range of opportunities at the thematic, regional, and market-cap levels.

Regarding Fund positioning, we emphasize companies with attractive earnings, pricing power, cash flow, and supportive valuations. From a sector perspective, we see opportunities in technology, industrials, health care, consumer, and energy with leading fundamentals. We believe our active, risk-managed investment approach and long-term perspective position us to take advantage of the volatility and opportunities in global markets.

We hold that fiscal and monetary policy, especially rate hikes, are likely to remain important factors affecting corporate debt refinancing. Geopolitical factors may also spur market volatility as we continue into next year. With increased volatility, active management is imperative to manage risk and optimize opportunities. Our exposure to convertible bonds, approximately 23% of net assets as of October 31, 2023, should allow us to participate in an upswing in equities in a risk-managed manner while not incurring the volatility of longer-duration bonds in a rising-rate environment.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Dynamic Income Fund (CHW) (Unaudited)

INVESTMENT OBJECTIVES AND STRATEGIES

Investment Objective

The Fund's investment objective is to generate a high level of current income with a secondary objective of capital appreciation.

Principal Investment Strategies

Under normal circumstances, the Fund invests primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund may also use other income-producing strategies, including options, swaps and other derivative instruments, for both investment and hedging purposes. The Fund, under normal circumstances, invests at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. "Managed assets" means the Fund's total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

The Fund seeks to maintain a balanced approach to geographic portfolio diversification. The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. The Fund uses a number of investment strategies to achieve its objectives and invests in a wide variety of financial instruments. These instruments include global convertible, exchangeable instruments, as well as "synthetic" convertible instruments. With regard to the synthetic convertible instruments, the fixed income and convertible components may have different issuers, and either component may change at any time. The Fund also invests in global equities or equity-linked securities with high income potential. From time to time, the Fund invests in Rule 144A securities, foreign exchange contracts or securities with imbedded foreign exchange hedges, and high yield bonds of companies rated BB or lower.

In general, the Fund seeks out companies with a long-term track record of high dividend payout consistent with dividend growth. In certain circumstances, the Fund may invest in underlying companies it believes have substantial prospects for price appreciation even if the there is little or no dividend growth potential. From time to time, the Fund may sell index options or single stock options (either listed or "over the counter") to enhance the overall yield of the Fund or, in the opinion of the Adviser, reduce portfolio volatility. The Fund may purchase options to hedge or engage in other hedging activities including the purchase or sale of futures, swaps or options on equities, indices, currencies, interest rates or credits.

The Fund does not seek to maintain any target allocation among asset classes and, at any time, its allocation among asset classes may vary significantly over time as the portfolio is actively managed.

The Fund may seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $265 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $70 million.

www.calamos.com

Calamos Global Total Return Fund  (Unaudited)

TOTAL RETURN*

Common Shares – Inception 10/27/05

	1 Year	Since Inception**
On Market Price	-0.98%	5.83%
On NAV	5.26%	6.76%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	21.1%
Consumer Discretionary	16.2
Industrials	12.9
Financials	11.3
Health Care	9.7
Communication Services	7.3
Energy	6.8
Consumer Staples	4.6
Materials	3.2
Real Estate	1.3
Other	1.1
Utilities	0.9
Airlines	0.2
Special Purpose Acquisition Companies	0.1

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

CALAMOS GLOBAL TOTAL RETURN FUND

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Global Total Return Fund (CGO) is a total-return-oriented offering that seeks to provide an attractive monthly distribution. The Fund invests in a diversified portfolio of global equities, convertible securities and high yield bonds. The allocation to each asset class is dynamic and reflects our view of the economic landscape and the potential of individual securities. By combining these asset classes, we believe the Fund can be optimally positioned over the long term to generate capital gains and income. This broader range of security types also provides increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. Through this approach, we seek to offer investors an attractive monthly distribution and equity participation.

We believe having a relatively high level of exposure to convertible and equity assets is advantageous for the portfolio, albeit on a selective and risk-managed basis, as we consider both geopolitical turmoil and the impact of rising interest rates.

We invest in both US and non-US companies, favoring companies with geographically diversified revenue streams and global business strategies. We emphasize companies that we believe offer reliable debt servicing, respectable balance sheets, and sustainable growth prospects.

How did the Fund perform over the annual period?

The Fund returned 5.26% on a net asset value (NAV) basis and -0.98% on a market price basis for the 12 months ended October 31, 2023 ("annual period"), versus a return of 7.96% for a comparator index comprising 50% MSCI ACWI Index (Net Returns), 25% Refinitiv Global Convertible Bond Index, and 25% Bloomberg US Corporate High Yield 2% Issuer Capped Index. At the end of the reporting period, the Fund's shares traded at a -10.54% discount to net asset value.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund  (Unaudited)

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

Please discuss the Fund's distributions during the annual period.

We employ a level rate distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. Over the period, the Fund consistently distributed $0.0800 per share, resulting in a current annualized distribution rate of 11.78% of the market price as of October 31, 2023.

The Fund's distribution rate and level remained attractive and competitive relative to other investment alternatives. For example, as of October 31, 2023, the dividend yield of S&P 500 Index stocks averaged approximately 1.68%. Although higher than a year ago, yields within the US government bond market were relatively low, with the 10-year US Treasury yielding 4.88%.

What factors influenced performance over the annual period?

Global stocks and bonds experienced periods of significant volatility and rotation but pushed higher and delivered positive returns over the period. Investors navigated an environment characterized by tighter monetary policy and higher interest rates but also moderating inflation and resilient corporate earnings.

The Federal Reserve made six rate increases over the period (totaling an additional 225 basis points), bringing the target rate to 5.25% – 5.50%, a 22-year high. Meanwhile, markets were beset by the anticipation of ongoing Fed reactions and ongoing intentions.

The Fund navigated volatile markets while employing an active blend of common stocks, convertibles, high-yield bonds, and options. That said, improvements in the global equity markets contributed to the Fund's positive performance over the annual period. The Fund's NAV return trailed the comparator index over the period primarily because of lagging individual security selection and its selection of convertible bonds.

Other factors that contributed to and detracted from the Fund's performance included the following:

◼  On an unleveraged basis, the portfolio underperformed the comparator index during the period. Our use of Treasury bonds and selection in convertible bonds

ASSET ALLOCATION AS OF 10/31/23

www.calamos.com

Calamos Global Total Return Fund  (Unaudited)

was not beneficial to returns relative to the index, whereas our overweight and selection in equities supported returns.

◼  The Fund benefitted from favorable security selection and an average underweight position in health care, as holdings in pharmaceuticals and biotechnology added to relative returns.

◼  Security selection and an average overweight position in information technology, specifically in the semiconductors and communications equipment industries, contributed to performance.

◼  Security selection and an average overweight position in Europe added value to portfolio performance, especially holdings in Denmark and Switzerland. Moreover, security selection in Canada propelled relative performance in this period.

◼  Conversely, security selection within the consumer discretionary sector weakened return over the period. Automobile manufacturers lagged, as did hotels, resorts & cruise lines.

◼  Security selection and an average overweight stance in financials, specifically in the diversified banks and investment banking & brokerage industries, lagged.

◼  Security selection and an average overweight allocation in Emerging Asia detracted from the portfolio's performance. The portfolio's securities fell short of benchmark constituents, especially those in China and Singapore. Moreover, security selection in Japan dampened relative results.

How is the Fund positioned?

The Fund's regional and country positioning reflects the combined inputs from our top-down global framework and our bottom-up security analysis. Our investment team evaluates macroeconomic factors as well as growth opportunities and actively integrates these into the investment decision-making process. To tap into selective growth potential in the global economy, we favor growth companies with high-quality balance sheets, strong brands, free cash flows, and experienced management—businesses poised to withstand market volatility.

Regarding Fund positioning, we emphasize companies with favorable pricing power, strong earnings momentum, quality balance sheets, and attractive valuations. From a sector standpoint, the portfolio's largest absolute weights are in information technology and consumer discretionary on an absolute basis, while the smallest sector weights with holdings are in utilities and real estate. We maintain overweight allocations in information technology and consumer discretionary versus the index. Semiconductors (within information technology) and broadline retail (within consumer discretionary) constitute the most significant relative overweights. The largest industry underweight positions are application software (information technology) and biotechnology (health care).

Allocations to information technology and consumer discretionary rose during the period, with increased weights in semiconductors and broadline retail. By contrast, allocations to consumer staples and materials decreased, with reductions to packaged foods & meats and diversified metals & mining.

From a regional standpoint, the portfolio's largest weights are in the United States and Emerging Asia, while the smallest absolute weights reside in EMEA and Emerging Latin America. We maintain relative overweight positions in Emerging Asia and Europe, while the portfolio has underweights in the United States and

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund  (Unaudited)

Japan. Allocations to Emerging Asia increased during the period, with additions to China and India. By contrast, the allocation to the United States decreased over the period.

The portfolio's average credit quality is BB+. This is typical for the Fund because our credit process tends to guide us away from the most speculative corporate securities. That said, we recognize that opportunities to enhance performance exist among lower-credit securities.

We are aware of rising interest rates and inflation. Although the Fund invests primarily in equities, the weighted average duration of the bonds in the portfolio is only 2.3 years (as of October 31, 2023). This relatively low-duration average is expected to mitigate portfolio volatility in a rising-rate environment, relative to portfolios with higher-duration bond holdings.

We believe in the prudent use of leverage as a means of enhancing total return and supporting the Fund's distribution rate. As of October 31, 2023, our amount of leveraged assets was approximately 34%.

What are your closing thoughts for Fund shareholders?

Global markets continue to navigate a set of complex conditions. We are analyzing many market drivers, including central bank policy, the inflationary backdrop, corporate earnings, and geopolitical tensions. Considering the global economy and evolving monetary policy, the financial markets remain uncertain, and we expect volatility to continue until these risks are resolved. Given this backdrop, we continue to identify ways to capitalize on volatility, including a range of opportunities at the thematic, regional, and market-cap levels.

In terms of Fund positioning, we emphasize companies with attractive earnings, pricing power, cash flow, and supportive valuations. From a sector perspective, we see opportunities in technology, industrials, health care, consumer, and energy with leading fundamentals. We believe our active, risk-managed investment approach and long-term perspective position us to take advantage of the volatility and opportunities in global markets.

We believe that fiscal and monetary policy, especially rate hikes, are likely to remain important factors that affect the corporate refinancing of debt. Geopolitical factors may also spur market volatility as we continue into next year. With increased volatility, active management is imperative to both manage risk and optimize opportunities. Our exposure to convertible bonds, approximately 22% (percent of net assets) as of October 31, 2023, should allow us to participate in an upswing in equities in a risk-managed manner while not incurring the volatility of longer-duration bonds in a rising-rate environment.

A Note About Your Fund's Portfolio Management Team. Mr. Chuck Carmody, CFA, was named Co-Portfolio Manager of the Fund in December 2023. He joined Calamos in 2004. Since 2022, he has served as Senior Vice President, Co-Portfolio Manager of Calamos Advisors. Previously, in 2016, he was named Vice President, Co-Portfolio Manager, as well as Senior Trader, High Yield, Calamos Advisors. From 2010 to 2016, he held other senior fixed income trading roles at the firm. The Fund's Prospectus contains information relating to the other portfolio managers, as well as Calamos Advisors' "team of teams" approach to portfolio management. The Fund's Statement of Additional Information provides additional information about the Portfolio Managers' compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers' ownership of securities in the Fund.

www.calamos.com

Calamos Global Total Return Fund (CGO) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to provide total return through a combination of capital appreciation and current income.

Principal Investment Strategies

Under normal circumstances, the Fund will invest primarily in a portfolio of common and preferred stocks, convertible securities and income producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest up to 100% of its managed assets in securities of foreign issuers, including debt and equity securities of corporate issuers and debt securities of government issuers, in developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its managed assets in securities of foreign issuers. The Fund will invest in the securities of issuers of several different countries throughout the world, in addition to the United States. "Managed assets" means the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sub of accrued liabilities (other than debt representing financial leverage). For this purpose, the liquidation preference on the preferred shares will not constitute a liability.

Calamos will dynamically allocate the Fund's investments among multiple asset classes (rather than maintaining a fixed or static allocation), seeking to obtain an appropriate balance of risk and reward on a long-term basis through all market cycles using multiple strategies and combining them to seek to achieve favorable risk adjusted returns.

The Fund will attempt to keep a consistent balance between risk and reward over the course of different market cycles, through various combinations of stocks, bonds, and/or convertible securities, to achieve what Calamos believes to be an appropriate blend for the then current market. As the market environment changes, portfolio securities may change in an attempt to achieve a relatively consistent risk level over time. At some points in a market cycle, one type of security may make up a substantial portion of the Fund's portfolio, while at other times certain securities may have minimal or no representation, depending on market conditions.

The Fund may also seek to generate income from option premiums by writing (selling) options (with an aggregate notional value of up to 33% of the value of the Fund's managed assets). The Fund will opportunistically employ a strategy of writing options. The extent of option writing activity will depend upon market conditions and Calamos' ongoing assessment of the attractiveness of writing options on the Fund's equity holdings. The Fund's derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options and forward currency exchange contracts ("forward contracts"). However, the Fund reserves the right to invest in other derivative instruments to the extent it is consistent with the Fund's investment objective and restrictions. The Fund may write (sell) call options (i) on a portion of the equity securities (including equity securities obtainable by the Fund through the exercise of its rights with respect to convertible securities it owns) in the Fund's portfolio and (ii) on broad-based securities indices (such as the Standard and Poor's 500® Index ("S&P 500") or the MSCI EAFE® Index ("MSCI EAFE"), which is an index of international equity stocks) or certain ETFs (exchange traded funds) that trade like common stocks but seek to replicate such market indices.

Under normal circumstances, the Fund will invest at least 50% of its managed assets in equity securities (including securities that are convertible into equity securities). The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade. Equity securities, such as common stock, generally represent an ownership interest in a company. Therefore, the Fund participates in the financial success or failure of any company in which it has an equity interest. The price of equity securities, particularly common stocks, are sensitive to general movements in the stock market. A drop in the stock market may depress the price of equity securities held by the Fund.

The Fund may invest in debt securities, including debt securities of US and foreign corporate issuers (also known as corporate bonds). Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the securities may be zero coupon fixed income securities which pay no interest. Corporate bonds contain elements of both interest rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with changes in interest rates and

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund (CGO) (Unaudited)

may also be affected by the credit rating of the issuer, the issuer's performance and perceptions of the issuer in the marketplace.

The Fund may invest in high yield securities for either current income or capital appreciation or both. These securities are rated below investment grade—i.e., rated "Ba" or lower by Moody's Investors Service, Inc. ("Moody's") or "BB" or lower by Standard & Poor's Financial Services, LLC, a subsidiary of The McGraw-Hill Companies, Inc. ("Standard & Poor's"), or are unrated securities of comparable quality as determined by Calamos, the Fund's investment adviser. The Fund may invest in high yield securities of any rating. Nonconvertible debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal.

The Fund may invest up to 100% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. A foreign issuer is a foreign government or a company organized under the laws of a foreign country.

The Fund may invest in convertible securities. A convertible security is a debt security, debenture, note or preferred stock that is exchangeable for an equity security (typically of the same issuer) at a predetermined price (the "conversion price"). Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. The Fund may invest in convertible securities of any rating. Securities that are convertible into equity securities are considered equity securities for purposes of the Fund's policy to invest at least 50% of its managed assets in equity securities.

The Fund may invest in "synthetic" convertible instruments. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of another instrument (i.e., a convertible security) through the combined economic features of a collection of other securities or assets. Calamos may create a synthetic convertible instrument by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., a fixed-income security ("fixed-income component", which may be a convertible or non-convertible security) and the right to acquire an equity security ("convertible component"). The fixed-income component is achieved by investing in fixed-income securities such as bonds, preferred stocks and money market instruments. The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. The fixed income and convertible components may have different issuers, and either component may change at any time.

The Fund may also invest in synthetic convertible instruments created by third parties, typically investment banks. Synthetic convertible instruments created by such parties may be designed to simulate the characteristics of traditional convertible securities or may be designed to alter or emphasize a particular feature. Synthetic convertible instruments may include structured notes, equity-linked notes, mandatory convertibles and combinations of securities and instruments, such as a debt instrument combined with a forward contract. The Fund's holdings of synthetic convertible instruments are considered equity securities for purposes of the Fund's policy to invest at least 50% of its managed assets in equity securities. If the Fund purchases a synthetic convertible instrument, a component of which is an option, such option will not be considered an option for the purpose of the Fund's limitations on options described below.

The Fund may invest without limit in certain securities ("Rule 144A Securities"), such as convertible and debt securities, that are typically purchased in transactions exempt from the registration requirements of the 1933 Act pursuant to Rule 144A under that Act. Under the supervision and oversight of the Fund's Board of Trustees, Calamos will determine whether Rule 144A Securities are liquid. Typically, the Fund purchases Rule 144A Securities only if Calamos has determined them to be liquid.

The securities in which the Fund invests may include zero coupon securities, which are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but generally require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than US government or other securities that make regular payments of interest. The Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution

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Calamos Global Total Return Fund (CGO) (Unaudited)

obligations, in which case the Fund will forego the opportunity to purchase additional income producing assets with the liquidation proceeds. Zero coupon US government securities include STRIPS and CUBES, which are issued by the US Treasury as component parts of US Treasury bonds and represent scheduled interest and principal payments on the bonds.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund invests substantially all of its assets to meet its investment objective. For temporary defensive purposes, the Fund may depart from its principal investment strategies and invest part or all of its assets in securities with remaining maturities of less than one year or cash equivalents; or it may hold cash. During such periods, the Fund may not be able to achieve its investment objective. There are no restrictions as to the ratings of debt securities acquired by the Fund or the portion of the Fund's assets that may be invested in debt securities in a particular ratings category.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage (i) under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company that allows the Fund to borrow up to $55 million and (ii) through the issuance of four series of Mandatory Redeemable Preferred Shares ("MRPS" or "MRP Shares") with an aggregate liquidation preference of $17 million.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust  (Unaudited)

CALAMOS LONG/SHORT EQUITY & DYNAMIC INCOME TRUST

INVESTMENT TEAM DISCUSSION

Please discuss the Fund's strategy and role within an asset allocation.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) is a closed-end fund that seeks to provide current income and risk-managed capital appreciation. The Fund provides hedged market exposure through Calamos' time-tested global long/short equity strategy. In addition to seeking to provide an attractive monthly distribution, the Fund's multi-asset income strategy is structured to be potentially less vulnerable to volatile financial markets by actively managing risk with dynamic asset allocation.

The Fund will typically invest at least 80% of its managed assets in a globally diversified portfolio of equity securities, including common stocks, preferred stocks, convertible securities, and exchange traded funds. At least 50% of the portfolio' managed assets are invested in the long/short equity strategy. The Fund may invest up to 20% of its managed assets in global income-producing securities, including high-yield and investment-grade corporate debt.

How did the Fund perform over the annual period?

For the 12 months ended October 31, 2023 ("annual period"), the Fund returned 4.32% on a net asset value (NAV) basis and -2.85% on market price, versus a 6.75% return for the comparator index comprising 50% Bloomberg US Corporate High Yield 2% Issuer Capped Index, 30% MSCI ACWI Index and 20% ICE BofA US All Capital Securities Index.

The Fund's shares traded at a -16.94% discount to NAV on October 31, 2023, compared with a discount of -10.82% 12 months earlier. Portfolio returns coupled with our belief that the Fund was well positioned to generate income and deliver capital appreciation going forward served as an impetus to raise the Fund's distribution rate three times, representing a total $0.0300 per share increase since inception. The Fund's monthly distribution stands at $0.1400 per share as of October 31, 2023, which equates to an annualized distribution rate of 12.24%. Distribution increases are a way for shareholders to benefit directly from the portfolio's returns.

How do NAV and market price returns differ?

Closed-end funds trade on exchanges, where factors other than the value of the underlying securities might drive the price of shares or market price. For example, general market sentiment or future expectations might influence the market price. A fund's NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we deem that the NAV return is the better measure of a fund's performance. However, when managing our Fund, we strongly consider actions and policies to optimize its overall price performance and returns based on market value.

TOTAL RETURN*

Common Shares – Inception 11/29/19

	1 Year	Since Inception**
On Market Price	-2.85%	-0.75%
On NAV	4.32%	4.06%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Industrials	22.6%
Financials	18.6
Consumer Discretionary	12.3
Information Technology	11.6
Health Care	11.1
Communication Services	5.9
Other	3.5
Energy	3.0
Consumer Staples	2.5
Utilities	2.0
Materials	1.5
Real Estate	0.3
Airlines	0.3
Special Purpose Acquisition Companies	0.2

Sector weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

www.calamos.com

Calamos Long/Short Equity & Dynamic Income Trust  (Unaudited)

ASSET ALLOCATION AS OF 10/31/23

Fund asset allocations are based on total investments and may vary over time.

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 10/31/23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund's management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

What factors influenced performance over the annual period?

The annual period was extraordinary by most standards, marked by both a European war and the more recent war in the Middle East. Despite calls for a recession, a healthy US job market, firm housing prices, and consumer spending all thwarted that expectation. The Federal Reserve made six rate increases over the period (totaling an additional 225 basis points), bringing the target rate to 5.25% – 5.50%, a 22-year high. While many expected interest rate cuts to be on the table in early 2024, that appears to be unlikely, even though inflationary pressures appear to be abating.

The boyant mood earlier in the year was fueled by the promise of AI, strong summer travel, and further disinflation—all amidst a resilient economy and healthy earnings releases. The consensus capitulated to this optimism, and we concluded that the controlling narrative of disinflation momentum had run its course and would give way to a more ambiguous outlook.

The key feature of the Q3 correction has been its controlled character, particularly in the context of the dramatic move higher in US interest rates. Our hesitation in turning outright bearish reflects the judgment that the US will remain in a disinflation rather than deflation setting through 2024. The impressive GDP releases for Q3 (+8.6% nominal) underline this momentum of US economic activity, which implies the challenge for equities is a question of "price" rather than fundamentals.

Positive real interest rates imply a new emphasis on the time value of money. In 2023, the market has rewarded high free cash flows that can compete with higher bond yields, high-quality balance sheets and secular thematic growth. Other pockets of sectors and styles have been punished depending upon their sensitivity to higher rates. In 2022, higher rates primarily impacted the fast-growing technology and concept names. In Q3, the less profitable and higher leveraged names were punished regardless of sector and style.

Finally, 2023 has highlighted how powerful secular themes can overcome traditional sector and style behavior. In a later-cycle environment where the rate of change for corporate fundamentals grinds to less exciting levels, investors can

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust  (Unaudited)

overly discount the perceived winners and losers. This overshooting is likely true for AI and obesity (GLP-1) drugs. We anticipate much of this fever pitch to reverse in 2024.

High yield spreads were modestly tighter, closing at 437 basis points on an option-adjusted basis, down from 464 in the prior year. Despite the perceived stability, the trading range for spreads during the period was 150 basis points wide, reflecting the volatility across markets. Lower quality outperformed as CCCs returned 7.4%, B-rated paper returned 6.8%, and more rate-sensitive BBs returned 5.3%. After increasing for most of the year, trailing 12-month defaults came in at 2.6% on a par-weighted basis. We expect this measure to climb and close the 2023 calendar year near the 3.0% post-GFC average. The best-performing sectors in the Bloomberg US High Yield 2% Issuer Capped Index were finance companies (+10.9%), consumer cyclicals (+10.2%), and brokers and asset managers (+3.5), whereas communications (+0.8%), electric utilities (+3.1%), and transportation (+3.3%) represented the significant laggards.

Fund Performance Drivers

We have focused on cyclicals that we believed were still poised to outperform due to the realization of pent-up demand post-pandemic, such as airlines, hotels, gaming, transportation, and defensive stocks, offering compelling valuations. We remain underweight in the poorest quality compartment of long-duration technology and high-multiple consumer staples but have maintained or increased exposure to mega-cap growth (quality GARP). We focused primarily on US positions because we believed opportunities were far less favorable abroad.

Given the overall positive market returns for the period, our hedges on US equity markets have not been helpful over the period.

The Fund's long positions in communication services, consumer discretionary, and information technology as well as short positions on a market index later in the period were the largest contributors. Conversely, short positions in information technology, and long positions in industrials, financials, and health care companies, hindered performance. Both our long and short positions in the consumer staples sector hindered performance over the period.

Preferred Securities. On an unleveraged basis, the Fund's preferred securities performed in line with the ICE BofA United States All Capital Securities Index during the period. Security selection among financials, namely property and casualty insurance companies and energy companies focused on oil & gas storage and transportation, contributed positively to returns. Security selection in real estate, namely other specialized REITs, and the overweight and selection in communication services, specifically alternative carriers, weighed on performance.

High Yield. On an unleveraged basis, the Fund's high-yield securities slightly underperformed the Bloomberg US High Yield 2% Issuer Capped Index for the period. Here again, security selection within the energy services industry was helpful to returns. In addition, the Fund's security selection in health care, namely an overweight in facilities operators, aided returns. Conversely, the Fund's selection in the materials sector, namely container companies, did not support performance, nor did the selection in the consumer discretionary sector, specifically in casinos and gaming companies.

www.calamos.com

Calamos Long/Short Equity & Dynamic Income Trust  (Unaudited)

Please discuss how the Fund uses leverage.

Given the general financial market improvement that occurred during the annual period, our use of leverage was accretive to performance both on an absolute and relative basis. Increased income earned on bond and preferred investments and rebates earned on our long/short hedging offset higher leverage costs. However, leverage can offer positive reinvestment dynamics over time and has historically been beneficial to the returns of our closed-end funds. Our percentage of leverage was 27% as of October 31, 2023.

How is the Fund positioned?

Long/Short Equity Strategy

The Fund's Long/Short Sleeve underperformed relative to the MSCI ACWI ex USA Index over the period. Net equity exposure (delta-adjusted) concluded the annual period at approximately 14% versus approximately 52% at the end of October 2021. The Fund leaned modestly out of equity risk throughout the period as markets became unsettled by higher interest rates, persistent inflation, the interpretation of Fed policy, the continuing war in Ukraine, a new war in the Middle East, energy concerns in Europe, and increasing economic challenges for China.

The two major themes within technology have been slowing cloud services and further excitement around potential applications for artificial intelligence (AI) following the launch of ChatGPT. The major cloud providers dominate both themes, and we are positioned accordingly. Investors began 2023 concerned about slowing demand for such companies, yet attention quickly shifted to which ones stands to benefit most by incorporating AI into existing and new product offerings.

The Fund has avoided the high multiple, long-duration software names in the past year and this decision feels correct in a "higher for longer" rate setting. While the group's sensitivity to rates is diminishing, many names are merely controversial rather than crowded and profitability is scarce if one factors in stock compensation. It will take years before cash flows can credibly support current valuations. Today's "time value of money" implies investors will be slow to re-embrace "growth at any price."

Outside technology, the Fund favors names that will benefit from a sustained economic expansion into 2024. At the end of the period, our largest exposure was in industrials. The broadest exposures in the sector included diversified industrials and transports. These rallied impressively in H1 but retreated sharply in Q3 2023.

Exposure to selective airlines remains intact. The pricing outlook for airfares should stay constructive for longer than expected due to structural changes on the capacity front. Higher financing costs, pilot shortages, and equipment delays have made it difficult for the lowest-cost players to add capacity. Meanwhile, the recovery in corporate and international travel has gained steam. The post-pandemic inflation surge implies the existing fleets of the legacy carriers cannot be replaced anywhere near their embedded costs, with positive implications for future returns.

Regarding consumer discretionary, also a large Fund position, the portfolio remains biased away from goods in favor of services including core long positions in large hotel enterprises that benefit from corporate and international travel and

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust  (Unaudited)

sustained revenue per available room (RevPAR) strength. We maintain select leisure-oriented names within the sector.

Health care is the one defensive sector where the Fund has been adding exposure. We like its diversified growth theme, given the cyclicality of other parts of the portfolio, and its credible valuation versus other defensives. It has underperformed in 2023 but is showing relative strength against broader defensives.

Energy remains problematic. The key swing factor will be China, the primary source of consumption growth in recent decades. The setup for higher crude prices was ideal in 2022, yet the inability of markets to benefit from the war-related shortage fears points to a new dynamic in global oil markets.

Financials have been controversial and banks have struggled to garner support in the wake of the March collapses. Higher rates, tepid loan demand, and reduced capital returns in the face of heightened regulatory requirements have all weighed on the industry. We reduced long exposures over the period.

Finally, global investors have discovered the Chinese economic recovery from a disastrous 2022 is underwhelming. There is hope for policy stimulus later in 2023, but this overlooks China's structural problems. China's troubles start with an abrupt downshift in economic potential due to its overcommitment to a centralized investment-led growth model, which can experience abrupt downturns in return on invested capital.

This Achilles heel points to the necessity for far-reaching structural reforms, but these are inherently political. The ability of the system to adapt is hindered by the reality that the entire system—interest rates, access to credit, tax policy, operating licenses, and so forth—is geared to this model. We await the response of the Chinese leadership in late autumn, whose success or failure to regenerate economic vibrancy holds implications for global interest rates in 2024. We have avoided China and had little exposure to other global markets throughout the period.

Dynamic Income Strategy

In preferreds, our largest allocation was in the financials sector, specifically banks. Banks are taking advantage of higher yields on securities and loans to generate higher levels of net interest income, especially those with a low-cost core-deposit funding model. This positive momentum has been offset partially by lower capital markets activity, including underwriting, advisory, and trading. Asset quality at banks and other finance companies remains strong, as should be expected given high employment rates. Energy, utilities and communication services were other sectors with large preferreds exposures.

Among bond holdings, the Fund is currently overweight retailers, pharmaceuticals, and airlines. Several of our retail positions are secured by real estate portfolios with conservative valuations. The Fund's airline positions are mostly secured by planes and loyalty programs. Consumer cyclical services, electric utilities, and technology industries comprise the Fund's largest underweights. The underweight in consumer cyclical services is largely the result of relative value decisions in favor of higher-income opportunities in other industries.

From a credit-quality perspective, the Fund is relatively underweight in below-investment-grade categories and has a corresponding out-of-benchmark allocation to BBB-rated debt.

www.calamos.com

Calamos Long/Short Equity & Dynamic Income Trust  (Unaudited)

Over the annual period, the team has added to positions in the energy sector, primarily through new positions in independent producers and midstream companies. New holdings in the leisure and automotive industries drove an increase in consumer cyclical exposure. Also, we reduced the portfolio exposure to the other financial sector primarily by eliminating a commercial property management company.

The market's reaction to the November Fed meeting has driven Treasury yields further from the Fed's expectations for its forward rate path. However, Powell noted multiple times that the dot plots released quarterly should only be viewed as a snapshot in time that loses applicability with each incoming data point. Futures markets now indicate four rate cuts will occur in 2024, down from the five cuts the market had priced in at the midyear point. Anticipating the Fed's next move has also led us to selectively reduce our leveraged loan positions, although we maintain a significant loan allocation across mandates based on relative value and seniority considerations.

In our estimation, credit spreads reflect an outlook that is too sanguine. We are beginning to see a deterioration in fundamentals within the leveraged finance space. Although it is too early to determine if this is a wobble or a new trend forming, we are actively reducing exposure to credits we evaluate to be more exposed to a downturn in cyclical activity, those with weak contingent liquidity, or exposure to a rapid deterioration of asset value. Based on our fundamentally driven investment philosophy, we believe there are select high-yield issuers who are compensating investors well for associated risks, and we are maintaining allocations in those areas.

Please discuss the Fund's distributions during the annual period.

Within this Fund, we employ a managed distribution policy with the goal of providing shareholders a consistent distribution stream. The monthly per share distribution rate at the end of the period was $0.1400, up from $0.1100 at inception in November 2019 and representing a 27% increase. Interest rates rose sharply during the annual period, and the yield on the 10-year US Treasury rose from 4.10% to 4.88% by period end, while S&P 500 stocks yielded 1.68% on average. Needless to say, the Fund's 12.24% annualized distribution rate compared favorably to both these fixed income and equity alternatives.

What are your closing thoughts for Fund shareholders?

The timing of the next recession is hard to predict because so much of today's landscape is "different this time." Higher lending rates and tighter bank standards have been blunted by healthy balance sheets and robust corporate earnings. Recession may come later than many expect as the drag of higher rates is offset by fading supply shocks, the legacy of pandemic savings, and pro-cyclical fiscal support.

If the adage that "Bond Markets Never Lie" is true, what are they telling us? Real interest rates have risen more than 100 basis points in 2023, with much of this move occurring since June. While equities have struggled in the past quarter, the pullback has been orderly and, for the major equity benchmarks, underwhelming given the sizable move in rates. Either investors do not believe this rate move will prove long-lasting, or markets are telling us there is a new resiliency to the economic outlook.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust  (Unaudited)

Bond markets rarely lie. The US 10-year yield has explained almost two-thirds of the cross-equity return distributions1 in 2023—one of the highest readings in six decades.2 This implies that rate pressures are becoming acute in parts of the economy regardless of its supportive features. These pressures need to culminate soon in a manner that moderates economic activity and eases financial conditions into 2024.

Progress on inflation and surprisingly resilient economic growth allowed the Federal Reserve to pause its rate-hiking campaign at its September and November meetings. The extended pause allows the committee to evaluate incoming data for another six weeks. It's clear the Fed is looking for continued improvement in PCE Core Services (ex-housing). However, the message between the September and November meetings changed. A recession is still not the base case for the Fed, as they aim for a soft landing. But apart from inflation, they have broadened the variables they are watching closely to determine whether an adequate level of restrictive policy has been met. Specifically, they are monitoring more balance in the labor market and a broader set of financial conditions driven by markets.

We expect future months and quarters to show a drop in consumer and business investment as a reduction in disposable income through higher borrowing costs rolls into more areas of economic activity. We are squarely in the "impatiently waiting" phase, looking to ascertain how much economic momentum will be lost from past policy changes. There is still a high level of uncertainty concerning potential economic outcomes, and a recession cannot be dismissed.

1  The aggregate of individual stock deviations of performance versus the equity benchmark and the degree to which these deviations are correlated (or explained) by movements in the US 10-year yield.

2  Today's result ranks in the top 15 readings of the past 70 years and more than 4X the average of that period.

www.calamos.com

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (Unaudited)

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Fund's investment objective is to seek current income and risk-managed capital appreciation.

Principal Investment Strategies

The Fund will invest, under normal circumstances, at least 80% of its managed assets in a globally diversified portfolio comprised of equity securities which are defined to include common stock, preferred stock, convertible securities, and exchange-traded funds ("ETFs") (the "Equity Sleeve"),* as well as long and short equity positions managed pursuant to a long/short equity strategy (the "Long/Short Component"). The Long/Short Component will comprise at least 50% of the Fund's managed assets with a focus on absolute returns in a risk-managed format. The Fund may invest up to 20% of its managed assets opportunistically in globally diversified income-producing securities, including high-yield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, US Treasuries and sovereign debt issued by foreign governments (the "Fixed Income Sleeve"). "Managed assets" means the Fund's total assets (including any assets attributable to any financial leverage that may be outstanding) minus the sum of liabilities (other than debt representing financial leverage).

The Fund will invest in common stock, preferred stock and convertible securities (including synthetic convertible instruments) issued by both US and foreign companies without regard to market capitalization. Convertible securities include, but are not limited to, any corporate debt security, debentures, notes or preferred stock that may be converted into equity securities of companies around the world, including in emerging markets. A synthetic convertible instrument is a financial instrument (or two or more securities held in tandem) that is designed to simulate the economic characteristics of a convertible security through the combined features of a debt instrument and a security providing an option on an equity security.

In the Long/Short Component, the Fund seeks to achieve its investment objective by taking long positions in companies that are expected to outperform the equity markets, while taking short positions in companies that are expected to underperform the equity markets and/or for hedging purposes. A long position arises where the Fund holds a security in its portfolio. The Fund will have a short position where it sells a security it does not own by delivery of a borrowed security. The Fund may maintain long and short positions through the use of derivative instruments, such as options, futures and forward contracts. The Fund's Long/Short Component utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains, including common stock and American Depositary Receipts ("ADRs") of issuers of all market capitalizations, including other investment companies (including ETFs) that track or otherwise provide exposure to such sectors. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking "long" positions in equity securities, the Fund's investment strategy includes short selling, and may include investments in derivatives, ETFs, and/or fixed income securities.

In the Fixed Income Sleeve, the Fund will mainly invest in a globally-diversified portfolio of income producing securities including, highyield and investment grade corporate securities, leveraged loans, distressed debt securities, securitized products, US Treasuries and sovereign debt issued by foreign governments. Some of the loans in which the Fund may invest may be "covenant-lite" loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached.

The Fund may invest up to 50% of its managed assets in securities of foreign issuers; provided, however, the Fund will not invest more than 25% of its managed assets in securities of issuers located in a single country other than the US and 20% of its managed assets in securities of issuers located in emerging market countries. The Fund may invest up to 30% of its managed assets in securities of European domiciled issuers.

The Fund's derivative activities are principally focused on the following derivatives: interest rate swaps, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, short calls, long puts, short puts and protective puts. The Fund may utilize derivatives for investment and hedging purposes. In addition, as a non-fundamental policy, the Fund may also invest up to 20% of its managed assets in derivatives for non-hedging purposes. The use of

*  This is a non-fundamental policy and may be changed by the Board of Trustees of the Fund provided that shareholders are provided with at least 60 days' prior written notice of any change as required by the rules under the 1940 Act.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (Unaudited)

derivatives for non-hedging purposes may be considered more speculative than other types of investments. However, the Fund reserves the right to invest in other derivative instruments to the extent consistent with the Fund's investment objective and restrictions.

The portions of the Fund's assets invested in the aforementioned sleeves and securities will vary from time to time consistent with the Fund's investment objective. In addition, the Adviser has appointed a committee consisting of senior management (the "CPZ Allocation Committee") to determine the percentage of the Fund's assets to be allocated to each such sleeve. The CPZ Allocation Committee meets quarterly, or more frequently if needed, to review and adjust the specific allocation ranges based upon its judgment of economic, market and regulatory conditions in a manner consistent with the Fund's investment objective. Actual allocations may vary at any time due to market movements, changes in equity prices, changes in interest rates and other economic factors.

The Fund currently uses, and may in the future use, financial leverage. The Fund has obtained financial leverage under an Amended and Restated Liquidity Agreement with State Street Bank and Trust Company ("SSB Agreement") that allows the Fund to borrow up to $150 million.

Term Structure

The Fund will dissolve on the twelfth anniversary of the effective date of the Fund's registration statement (the "Dissolution Date"); provided, that if the Board of Trustees (the "Board") believes that, under then-current market conditions, it is in the best interests of the Fund to do so, the Fund may extend the Dissolution Date: (i) once for up to one year, and (ii) once for up to an additional six months, in each case upon the affirmative vote of a majority of the Board and without Shareholder (as defined below) approval. In addition, as of a date within twelve months preceding the Dissolution Date, the Board may cause the Fund to conduct a tender offer to all Shareholders to purchase Shares (as defined below) of the Fund at a price equal to the NAV per Share on the expiration date of the tender offer (the "Eligible Tender Offer"). The Board has established that, following the Eligible Tender Offer, the Fund must have at least $100 million of net assets to ensure the continued viability of the Fund (the "Dissolution Threshold"). In the Eligible Tender Offer, the Fund will offer to purchase all Shares tendered by each Shareholder; provided, that if the number of properly tendered Shares would result in the Fund's net assets totaling less than the Dissolution Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Fund will begin (or continue) liquidating or winding up its portfolio and proceed to dissolve on the Dissolution Date. The investment adviser to the Fund, Calamos, will pay all costs and expenses associated with the making of the Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Fund and its Shareholders. The Eligible Tender Offer, if pursued, will be made, and Shareholders will be notified thereof, in accordance with the requirements of the 1940 Act, the Securities Exchange Act of 1934 (the "Exchange Act") and the applicable tender offer rules thereunder (including Rule 13e-4 and Regulation 14E under the Exchange Act). If the number of properly tendered Shares would result in the Fund's net assets totaling greater than the Dissolution Threshold, all Shares properly tendered and not withdrawn will be purchased by the Fund pursuant to the terms of the Eligible Tender Offer. Following the completion of the Eligible Tender Offer, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without Shareholder approval. In making a decision to eliminate the Dissolution Date to provide for the Fund's perpetual existence, the Board will take such actions with respect to the continued operations of the Fund as it deems to be in the best interests of the Fund, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser, taking into account that the Adviser may have a potential conflict of interest in seeking to convert to a perpetual trust. The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund's investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

www.calamos.com

Principal Risks of the Funds

The factors that are most likely to have a material effect on a particular Fund's portfolio as a whole are called "principal risks." Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Portfolio Level Risks	CPZ	CGO	CCD	CSQ	CHW	CHI	CHY
American Depositary Receipts Risk	x	x	x	x	x	x	x
Antitakeover Provisions	x	x	x	x	x	x	x
Cash Holdings Risk	x	x	x	x	x	x	x
Contingent Liabilities Risk	x	x	x	x	x	x	x
Convertible Hedging/Short Sales Risk					x
Convertible Securities Risk	x	x	x	x	x	x	x
Correlation Risk	x
Counterparty and Settlement Risk	x	x	x	x	x	x	x
Covenant-Lite Loans Risk	x	x	x	x	x	x	x
Credit Risk	x	x	x	x	x	x	x
Debt Securities Risk	x	x	x	x	x	x	x
Decline in Net Asset Value Risk	x		x	x	x	x	x
Default Risk	x	x	x	x	x	x	x
Derivatives Risk	x	x	x	x	x	x	x
Diminished Voting Power and Excess Cash Risk	x	x	x	x	x	x	x
Duration Mismatch Risk	x
Duration Risk	x	x	x	x	x	x	x
Early Redemption Risk	x	x	x	x	x	x	x
Emerging Markets Risk	x	x	x	x	x	x	x
Equity Securities Risk	x	x	x	x	x	x	x
Fixed Income Securities Risk			x
Foreign Securities Risk	x	x	x	x	x	x	x
Forward Currency Exchange Contract Risks	x	x	x	x	x	x	x
Futures and Forward Contracts Risk	x	x		x	x
General Derivative Risks	x
Geographic Concentration Risk	x					x	x
Geographic Focus Risk		x	x	x	x
High Yield Securities Risk	x	x	x	x	x	x	x
Interest Rate Risk	x	x	x	x	x	x	x
Interest Rate Transactions Risk	x	x	x	x	x	x	x
Leverage Risk	x
Liquidity Risk	x	x	x	x	x	x	x
Management Risk	x	x	x	x	x	x	x
Market Discount Risk	x
Master Limited Partnership Risk			x	x		x	x
Maturity Risk	x	x	x	x	x	x	x
Non-Convertible Income Securities Risk	x	x	x	x	x	x	x
Non-US Government Obligation Risk	x	x		x	x	x	x
Other Investment Companies (including ETFs) Risk	x	x	x	x	x		x
Portfolio Selection Risk	x	x	x	x	x	x	x
Portfolio Turnover Risk	x	x	x	x	x	x	x
Preferred Share Liquidation Preference Risk	x
Recent Market Events	x	x	x	x	x	x	x
REIT Risk	x	x	x	x		x	x

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

Portfolio Level Risks	CPZ	CGO	CCD	CSQ	CHW	CHI	CHY
Risks Associated with Options	x	x	x	x	x	x	x
Rule 144A Securities Risk	x	x	x	x	x	x	x
Sector Risk	x	x	x	x	x	x	x
Short Selling Risk	x		x		x
Synthetic Convertible Instruments Risk	x	x	x	x	x	x	x
Tax Risk	x	x	x	x	x	x	x
US Government Security Risk	x	x	x	x	x	x	x
Volatility Risk	x
Fund Level and Other Risks	CPZ	CGO	CCD	CSQ	CHW	CHI	CHY
Currency Risk	x	x	x	x	x	x	x
Cybersecurity Risk	x	x	x	x	x	x	x
Inflation Risk	x	x	x	x	x	x	x
Leverage Risk	x	x	x	x	x	x	x
Limited Term Risk	x		x
Loan Risk	x	x	x	x	x	x	x
Market Discount Risk	x	x	x	x	x	x	x
Market Disruption Risk	x	x	x	x	x	x	x
Market Impact Risk	x	x	x	x	x	x	x
Ratings and Asset Coverage Risk	x	x	x	x	x	x	x
Reduction of Leverage Risk	x	x	x	x	x	x	x
Regulatory Risk	x
Secondary Market Risk	x	x	x	x	x	x	x
Senior Leverage Risk		x	x	x	x	x	x

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Principal Risks of the Funds

Portfolio Level Risks

American Depositary Receipts Risk. The stocks of most foreign companies that trade in the US markets are traded as ADRs. US depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore, while purchasing a security on a US exchange, the risks inherently associated with foreign investing still apply to ADRs.

Antitakeover Provisions. The Fund's Agreement and Declaration of Trust and By-Laws include provisions that could limit the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board of Trustees. Such provisions could limit the ability of shareholders to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions include staggered terms of office for the Trustees, advance notice requirements for shareholder proposals, and super-majority voting requirements for certain transactions with affiliates, converting the Fund to an open-end investment company or a merger, asset sale or similar transaction. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders with respect to certain of these matters. Holders of any preferred shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict with each other in certain situations, including conflicts that relate to the fees and expenses of the Fund.

Cash Holdings Risk. To the extent the Fund holds cash positions, the Fund risks achieving lower returns and potential lost opportunities to participate in market appreciation which could negatively impact the Fund's performance and ability to achieve its investment objective.

Contingent Liabilities Risk. Entering into derivative contracts in order to pursue the Fund's various hedging strategies could require the Fund to fund cash payments in the future under certain circumstances, including an event of default or other early termination event, or the decision by a counterparty to request margin in the form of securities or other forms of collateral under the terms of the derivative contract or applicable laws. The amounts due with respect to a derivative contract would generally be equal to the unrealized loss of the open positions with the respective counterparty and could also include other fees and charges. These payments are contingent liabilities and therefore may not appear on the Fund's balance sheet. The Fund's ability to fund these contingent liabilities will depend on the liquidity of the Fund's assets and access to capital at the time, and the need to fund these contingent liabilities could adversely impact the Fund's financial condition.

Convertible Hedging/Short Sales Risk. The Fund may incur a loss (without limit) as a result of a short sale if the market value of the borrowed security increases between the date of the short sale and the date the Fund replaces the security. The Fund may be unable to repurchase the borrowed security at a particular time or at an acceptable price. If the market price of the common stock issuable upon exercise of a convertible security increases above the conversion price on the convertible security, the price of the convertible security will increase. The Fund's increased liability on the short position would, in whole or in part, reduce this gain. If the price of the common stock declines, any decline in the price of the convertible security would offset, in whole or in part, the Fund's gain on the short position. The use of short sales could increase the Fund's exposure to the market, magnify losses and increase the volatility of returns.

Convertible Securities Risk. The value of a convertible security is influenced by both the yield of non- convertible securities of comparable issuers and by the value of the underlying common stock. The value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield) is sometimes referred to as its "investment value." A convertible security's investment value tends to decline as prevailing interest rate levels increase. Conversely, a convertible security's investment value tends to increase as prevailing interest rate levels decline.

Correlation Risk. Imperfect correlation between the value of derivative instruments and the underlying assets of the Fund creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Fund's portfolio.

Counterparty and Settlement Risk (all Funds except CPZ). Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties with whom and through which the Fund trades. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized Calamos—We note that CPZ includes a more robust version of this risk disclosure. We think it is appropriate to include this version as well. exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom the Fund trades securities. This risk may be heightened

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries, thus increasing the risks. In the past, broker-dealers and other financial institutions have experienced extreme financial difficulty, sometimes resulting in bankruptcy of the institution. Although Calamos monitors the creditworthiness of the Fund's counterparties, there can be no assurance that the Fund's counterparties will not experience similar difficulties, possibly resulting in losses to the Fund. If a counterparty becomes bankrupt, or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. Material exposure to a single or small group of counterparties increases the Fund's counterparty risk.

Counterparty and Settlement Risk (CPZ). Trading options, futures contracts, swaps and other derivative financial instruments entails credit risk with respect to the counterparties with whom and through which the Fund trades. Such instruments when traded over the counter do not include the same protections as may apply to trading derivatives on organized exchanges. Substantial losses may arise from the insolvency, bankruptcy or default of a counterparty and risk of settlement default of parties with whom the Fund trades securities. This risk may be heightened during volatile market conditions. Settlement mechanisms in emerging markets are generally less developed and reliable than those in more developed countries, thus increasing the risks. Counterparty risk is the risk that the other party in a derivative transaction will not fulfill its contractual obligation. Changes in the credit quality of the Fund's counterparties with respect to its derivative transactions may affect the value of those instruments. By entering into derivatives, the Fund assumes the risk that its counterparties could experience financial hardships that could call into question their continued ability to perform their obligations. As a result, concentrations of such derivatives in any one counterparty would subject the Fund to an additional degree of risk with respect to defaults by such counterparty.

"Covenant-Lite" Loans Risk. Some of the loans in which the Fund may invest may be "covenant-lite" loans, which means the loans contain fewer or no maintenance covenants than other loans and do not include terms which allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant-lite loans.

However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security and changes in interest rates. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. In the event of a liquidation of the issuing company, holders of convertible securities would be paid before the company's common stockholders.

If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, such bankruptcy or failure to perform is likely to result in a default under such derivative contract, unless such default is cured. Default by a party with whom the Fund enters into a hedging transaction may result in the loss of unrealized profits, leaving the Fund with unsecured exposure and force the Fund to cover its resale commitments, if any, at the then current market price. It may not always be possible to dispose of or close out a hedging position without the consent of the hedging counterparty, and the Fund may not be able to enter into an offsetting contract in order to cover its risk. The Fund cannot assure its shareholders that a liquid secondary market will exist for hedging instruments purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses.

Furthermore, upon the bankruptcy of a counterparty, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a dissolution, assignment for the benefit of creditors, liquidation, winding-up, bankruptcy, or other analogous proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative transaction would typically be terminated at its fair market value. If the Fund is owed this fair market value in the termination of the derivative transaction and its claim is unsecured, the Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances and the enforceability of agreements for hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements.

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Principal Risks of the Funds

Certain interest rate and credit default swaps are subject to mandatory clearing, in which case a central clearing counterparty stands between each buyer and seller and effectively guarantees performance of each derivative contract, to the extent of its available resources for such purpose. As a result, the counterparty risk is now shifted from bilateral risk between the parties to the individual credit risk of the central clearing counterparty and the futures commission merchant through which the Fund holds its cleared position. Even in such case, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund. Uncleared derivatives have no such protection; each party bears the risk that its direct counterparty will default.

Credit Risk. An issuer of a fixed income security could be downgraded or default. If the Fund holds securities that have been downgraded, or that default on payment, the Fund's performance could be negatively affected.

Debt Securities Risk. The Fund may invest in debt securities, including corporate bonds and high yield securities. In addition to the risks described elsewhere in the Fund's prospectus (such as high yield securities risk and interest rate risk), debt securities are subject to certain additional risks, including issuer risk and reinvestment risk. Issuer risk is the risk that the value of debt securities may decline for a number of reasons which directly relate to the issuer, such as management performance, leverage and reduced demand for the issuer's goods and services. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the market price of the Fund's common shares or the overall return of the Fund.

Decline in Net Asset Value Risk. A material decline in the Fund's NAV may impair the Fund's ability to maintain required levels of asset coverage for any outstanding borrowings or any debt securities or preferred shares.

Default Risk. Default risk refers to the risk that a company that issues a convertible or debt security will be unable to fulfill its obligations to repay principal and interest. The lower a debt security is rated, the greater its default risk. As a result, the Fund may incur cost and delays in enforcing its rights against the defaulting issuer.

Derivatives Risk. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The Fund may utilize a variety of derivative instruments including, but not limited to, interest rate swaps, caps, and floors, convertible securities, synthetic convertible instruments, options on individual securities, index options, long calls, covered calls, long puts, cash-secured short puts and protective puts for hedging, risk management and investment purposes.

The Fund's use of derivative instruments involves investment risks and transaction costs to which the Fund would not be subject absent the use of these instruments and, accordingly, may result in losses greater than if they had not been used. The use of derivative instruments may have risks including, among others, leverage risk, duration mismatch risk, correlation risk, liquidity risk, interest rate risk, volatility risk, credit risk, management risk and counterparty risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial.

Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund makes predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund's transactions in derivative instruments may also affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative instruments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative instruments would not be available to the Fund for other investment purposes, which may result in lost

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

opportunities for gain. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Diminished Voting Power and Excess Cash Risk. The voting power of current shareholders will be diluted to the extent that such shareholders do not purchase shares in any future common share offerings or do not purchase sufficient shares to maintain their percentage interest. In addition, if the Fund is unable to invest the proceeds of such offering as intended, its per share distribution may decrease (or may consist of return of capital) and the Fund may not participate in market advances to the same extent as if such proceeds were fully invested as planned.

Duration Mismatch Risk. The duration of a derivative instrument may be significantly different than the duration of the related liability or asset.

Duration Risk. Duration measures the time-weighted expected cash flows of a fixed-income security, which can determine its sensitivity to changes in the general level of interest rates. The value of securities with longer durations tend to be more sensitive to interest rate changes than securities with shorter durations. The longer the Fund's dollar-weighted average duration, the more its value can generally be expected to be sensitive to interest rate changes than a fund with a shorter dollar-weighted average duration. Duration differs from maturity in that it considers a security's coupon payments in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund's duration. As the value of a security changes over time, so will its duration.

Early Redemption Risk. The Fund may voluntarily redeem preferred shares or may be forced to redeem preferred shares to meet regulatory requirements and the asset coverage requirements of the preferred shares. Such redemptions may be at a time that is unfavorable to holders of the preferred shares

Emerging Markets Risk. Emerging market countries may have relatively unstable governments and economies based on only a few industries, which may cause greater instability. The value of emerging market securities will likely be particularly sensitive to changes in the economies of such countries. These countries are also more likely to experience higher levels of inflation, deflation or currency devaluations, which could adversely affect the value of the Fund's investments and hurt those countries' economies and securities markets. Securities issued in these countries may be more volatile and less liquid than securities issued in foreign countries with more developed economies or markets. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, or from problems in share registration, settlement, custody, or other operational risks.

Equity Securities Risk. Equity investments are subject to greater fluctuations in market value than other asset classes as a result of such factors as the issuer's business performance, investor perceptions, stock market trends and general economic conditions. Equity securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments. The Fund may invest in preferred stocks and convertible securities of any rating, including below investment grade.

Below investment grade securities or comparable unrated securities are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for below investment grade securities tend to be very volatile, and these securities are generally less liquid than investment- grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•  increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•  greater risk of loss due to default or declining credit quality;

•  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•  if a negative perception of the below investment grade market develops, the price and liquidity of below investment grade securities may be depressed. This negative perception could last for a significant period of time.

Fixed Income Securities Risk. The Fund may invest in fixed income securities, including corporate, municipal, and government bonds. Fixed income securities are subject to the risk of decreasing value in periods of increasing interest rates, as well as the risk that the issuer of such securities could be downgraded or default, causing the credit rating of the securities to drop and thus generally decreasing the value of such securities.

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Principal Risks of the Funds

Foreign Securities Risk. Investments in non-US issuers may involve unique risks compared to investing in securities of US issuers. These risks are more pronounced to the extent that the Fund invests a significant portion of its non-US investments in one region or in the securities of emerging market issuers. These risks may include:

•  less information may be available about non-US issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices in foreign jurisdictions;

•  many non-US markets are smaller, less liquid and more volatile. In a changing market, Calamos may not be able to sell the Fund's portfolio securities at times, in amounts and at prices it considers reasonable;

•  an adverse effect of currency exchange rate changes or controls on the value of the Fund's investments;

•  the economies of non-US countries may grow at slower rates than expected or may experience a downturn or recession;

•  economic, political and social developments may adversely affect the securities markets in foreign jurisdictions, including expropriation and nationalization;

•  the difficulty in obtaining or enforcing a court judgment in non-US countries;

•  restrictions on foreign investments in non-US jurisdictions;

•  difficulties in effecting the repatriation of capital invested in non-US countries;

•  withholding and other non-US taxes may decrease the Fund's return;

•  the ability for the Public Company Accounting Oversight Board, which regulates auditors of US public companies, is unable to inspect audit work papers in certain foreign countries;

•  often limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the Commission, the US Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited; and

•  dividend income the Fund receives from foreign securities may not be eligible for the special tax treatment applicable to qualified dividend income.

Based upon the Fund's test for determining whether an issuer is a "foreign issuer", it is possible that an issuer of securities in which the Fund invests could be organized under the laws of a foreign country, yet still conduct a substantial portion of its business in the US or have substantial assets in the US. In this case, such a "foreign issuer" may be subject to the market conditions in the US to a greater extent than it may be subject to the market conditions in the country of its organization.

There may be less publicly available information about non-US markets and issuers than is available with respect to US securities and issuers. Non-US companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to US companies. The trading markets for most non-US securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the United States. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-US markets, including emerging market countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the United States. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity.

Economies and social and political conditions in individual countries may differ unfavorably from those in the United States. Non-US economies may have less favorable rates of growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries. Unanticipated political or social developments may also affect the values of the Fund's investments and the availability to the Fund of additional investments in such countries.

Forward Currency Exchange Contracts Risk. Forward contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

not fully benefit from, or may lose money on, forward currency exchange transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund's holdings.

Futures and Forward Contracts Risk. Futures contracts provide for the future sale by one party and purchase by another of a specific asset at a specific time and price (with or without delivery required). Futures contracts are standardized contracts traded on a recognized exchange. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. Futures and forward contracts are subject to counterparty risk, meaning that the party who issues the derivatives (the clearinghouse or the broker holding the Fund's position for a futures contract or the counterparty for a forward contract) may experience a significant credit event and may be unwilling or unable to make timely settlement payments or otherwise honor its obligations.

General Derivative Risks. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with an underlying asset, interest rate or index. Suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Furthermore, the skills needed to employ derivatives strategies are different from those needed to select portfolio securities and, in connection with such strategies, the Fund may make predictions with respect to market conditions, liquidity, currency movements, market values, interest rates and other applicable factors, which may be inaccurate. Thus, the use of derivative instruments may require the Fund to sell or purchase portfolio securities at inopportune times or for prices below or above the current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise want to sell. Tax rules governing the Fund's transactions in derivative instruments may also affect whether gains and losses recognized by the Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, there may be situations in which the Fund elects not to use derivative instruments that result in losses greater than if they had been used. Amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to the Fund's derivative instruments would not be available to the Fund for other investment purposes, which may result in lost opportunities for gain. Derivative instruments can be illiquid, may disproportionately increase losses and may have a potentially large impact on Fund performance.

Geographic Concentration Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund concentrates its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

Geographic Focus Risk. Investments in a particular country or geographic region may be particularly susceptible to political, diplomatic or economic conditions and regulatory requirements. To the extent the Fund focuses its investments in a particular country, region or group of regions, the Fund may be more volatile than a more geographically diversified fund.

High Yield Securities Risk. The Fund may invest in high yield securities of any rating. Investment in high yield securities involves substantial risk of loss. Below investment grade non-convertible debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative with respect to the issuer's ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks:

•  increased price sensitivity to changing interest rates and to a deteriorating economic environment;

•  greater risk of loss due to default or declining credit quality;

•  adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

•  if a negative perception of the high yield market develops, the price and liquidity of high yield securities may be depressed. This negative perception could last for a significant period of time.

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Principal Risks of the Funds

Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high yield issuer to make principal payments and interest payments than an investment grade issuer. The principal amount of high yield securities outstanding has proliferated in the past decade as an increasing number of issuers have used high yield securities for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings. In certain circumstances, the Fund may be required to foreclose on an issuer's assets and take possession of its property or operations. In such circumstances, the Fund would incur additional costs in disposing of such assets and potential liabilities from operating any business acquired.

The secondary market for high yield securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for high yield securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for high yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer, and these instruments may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

Interest Rate Risk. In addition to the risks described above, debt securities, including high yield securities, are subject to certain risks, including:

•  if interest rates go up, the value of debt securities in the Fund's portfolio generally will decline;

•  during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer;

•  during periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the estimated period until the security is paid in full and reduce the value of the security. This is known as extension risk;

•  rising interest rates could result in an increase in the cost of the Fund's leverage and could adversely affect the ability of the Fund to meet asset coverage requirements with respect to leverage;

•  variable rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. When the Fund holds variable rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund's shares; and

•  to the extent the Federal Reserve Board continues to raise interest rates, there is a risk that interest rates across the financial system may also rise. Increases in volatility and interest rates in the fixed-income market may expose the Fund to heightened interest rate risk.

Interest Rate Transactions Risk. The Fund may enter into an interest rate swap, cap or floor transaction to attempt to protect itself from increasing dividend or interest expenses on its leverage resulting from increasing short-term interest rates and to hedge its portfolio securities. A decline in interest rates may result in a decline in the value of the swap or cap, which may result in a decline in the NAV of the Fund.

Depending on the state of interest rates in general, the Fund's use of interest rate swap or cap transactions could enhance or harm the overall performance of the common shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline and could result in a decline in the NAV of the common shares. In addition, if the counterparty to an interest rate swap or cap defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset the dividend or interest payments on the Fund's leverage or offset certain losses in its portfolio. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, such a default could negatively impact the performance of the common shares. In addition, at the time an interest rate swap or cap transaction

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Principal Risks of the Funds

reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If either of these events occurs, it could have a negative impact on the performance of the common shares.

If the Fund fails to maintain a required 200% asset coverage of the liquidation value of any outstanding preferred shares or if the Fund loses its rating on its preferred shares or fails to maintain other covenants with respect to the preferred shares, the Fund may be required to redeem some or all of the preferred shares. Similarly, the Fund could be required to prepay the principal amount of any debt securities or other borrowings. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to segregate with its custodian cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked-to-market daily.

Currently, certain categories of interest rate swaps are subject to mandatory clearing, and more are expected to be cleared in the future. The counterparty risk for cleared derivatives is generally lower than for uncleared OTC derivative transactions because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties' performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that a clearing house, or its members, will satisfy the clearing house's obligations to the Fund.

Leverage Risk. The derivative instruments in which the Fund may invest will give rise to forms of financial leverage, which may magnify the risk of owning such instruments. Derivatives generally involve leverage in the sense that the investment exposure created by the derivatives may be significantly greater than the Fund's initial investment in the derivative. Accordingly, if the Fund enters into a derivative transaction, it could lose substantially more than the principal amount invested.

Additionally, as a closed-end investment company registered with the SEC, the Fund is subject to the federal securities laws, including the 1940 Act, the rules thereunder, and various SEC and SEC staff interpretive positions. In accordance with these laws, rules and positions, the Fund may "set aside" liquid assets (often referred to as "asset segregation"), or engage in other SEC or staff-approved measures, to "cover" open positions with respect to certain portfolio management techniques, such as engaging in reverse repurchase agreements, dollar rolls, entering into credit default swaps or futures contracts, or purchasing securities on a when-issued or delayed delivery basis, that may be considered senior securities under the 1940 Act. The Fund intends to cover its derivative positions by maintaining an amount of cash or liquid securities in a segregated account equal to the face value of those positions and by offsetting derivative positions against one another or against other assets to manage the effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under such transactions, such transactions will be treated as senior securities representing indebtedness for purposes of the requirement under the 1940 Act that the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33 1/3% of its managed assets, less all liabilities and indebtedness of the Fund not represented by senior securities. However, these transactions, even if covered, may represent a form of economic leverage and will create risks. In addition, these segregation and coverage requirements could result in the Fund maintaining securities positions that it would otherwise liquidate, segregating assets at a time when it might be disadvantageous to do so or otherwise restricting portfolio management. Such segregation and cover requirements will not limit or offset losses on related positions.

Liquidity Risk. The Fund may invest without limit in securities that, at the time of investment, are illiquid (i.e., any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment). The Fund may also invest without limit in Rule 144A Securities determined to be liquid. Calamos, under the supervision and oversight of the Board of Trustees, will determine whether Rule 144A Securities are illiquid (that is, not readily marketable). Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and may be fair valued in which case Calamos' judgment may play a greater role in the valuation process. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. The Fund may also invest without limitation in securities that have not been registered for public sale, but that are eligible for purchase and sale by certain qualified institutional buyers.

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Principal Risks of the Funds

Management Risk. Calamos' judgment about the attractiveness, relative value or potential appreciation of a particular sector, security or investment strategy may prove to be incorrect.

Market Discount Risk. The market price of exchanged-listed preferred shares that the Fund may issue may also be affected by such factors as the Fund's use of leverage, dividend stability, portfolio credit quality, liquidity, and the Fund's dividends paid (which are, in turn, affected by expenses), call protection for portfolio securities and interest rate movements.

Master Limited Partnerships Risk. Investments in MLPs involve risks that differ from investments in common stock. Holders of MLP common units are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) risk related to limited control of management or the general partner or managing member, (iii) limited rights to vote on matters affecting the MLP, except with respect to extraordinary transactions, (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities, and (v) cash flow risks. MLP common units and other equity securities can be affected by macro-economic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including cash flow growth, cash generating power and distribution coverage.

Although certain MLPs may trade on national securities exchanges, certain MLPs may trade less frequently than those of larger companies due to their market capitalizations. Due to limited trading volumes of certain MLPs, the prices of such MLPs may display abrupt or erratic movements at times. Additionally, it may be more difficult for the Fund to buy and sell significant amounts of such securities without an unfavorable impact on prevailing market prices. The Fund's investment in securities that are less actively traded or over time experience decreased trading volume may restrict its ability to dispose of the securities at a fair price. Such a situation may prevent the Fund from limiting losses or realizing gains. This also may adversely affect the Fund's ability to make dividend distributions to shareholders.

MLPs are generally treated as partnerships for US federal income tax purposes. Partnerships do not pay US federal income tax at the partnership level. Rather, each partner is allocated a share of the partnership's income, gains, losses, deductions and expenses. A change in current tax law, or a change in the business of a given MLP, could result in an MLP being treated as a corporation for US federal income tax purposes. As a result, the amount of cash available for distribution by the MLP would be reduced and the after-tax return to the Fund with respect to its investment in such MLPs would be materially reduced. Thus, if any of the MLPs owned by the Fund were treated as corporations for US federal income tax purposes, it could result in a reduction in the value of the Fund.

Maturity Risk. Interest rate risk will generally affect the price of a fixed income security more if the security has a longer maturity. Fixed income securities with longer maturities will therefore be more volatile than other fixed income securities with shorter maturities. Conversely, fixed income securities with shorter maturities will be less volatile but generally provide lower potential returns than fixed income securities with longer maturities. The average maturity of the Fund's investments may affect the volatility of the Fund's share price.

Non-Convertible Income Securities Risk. The Fund will also invest in non-convertible income securities. The Fund's investments in non-convertible income securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Recent events in the fixed-income markets, including the potential impact of the Federal Reserve Board tapering its quantitative easing program, may expose the Fund to heightened interest rate risk and volatility as a result of a rise in interest rates. In addition, the Fund is subject to the risk that interest rates may exhibit increased volatility, which could cause the Fund's net asset value ("NAV") to fluctuate more. A decrease in fixed-income market maker capacity may act to decrease liquidity in the fixed-income markets and act to further increase volatility, affecting the Fund's return.

Non-US Government Obligation Risk. An investment in debt obligations of non-US governments and their political subdivisions involves special risks that are not present in corporate debt obligations. The non-US issuer of the sovereign debt or the non-US governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt may be more volatile than prices of debt obligations of US issuers.

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Other Investment Companies (including ETFs) Risk. Investments in the securities of other investment companies, including ETFs, may involve duplication of advisory fees and certain other expenses. By investing in another investment company or ETF, the Fund becomes a shareholder thereof. As a result, Fund shareholders indirectly bear the Fund's proportionate share of the fees and expenses indirectly paid by shareholders of the other investment company or ETF, in addition to the fees and expenses Fund shareholders bear in connection with the Fund's own operations. If the investment company or ETF fails to achieve its investment objective, the value of the Fund's investment will decline, adversely affecting the Fund's performance. In addition, closed-end investment company and ETF shares potentially may trade at a discount or a premium and are subject to brokerage and other trading costs, which could result in greater expenses to the Fund. In addition, the Fund may engage in short sales of the securities of other investment companies. When the Fund shorts securities of another investment company, it borrows shares of that investment company which it then sells. The Fund closes out a short sale by purchasing the security that it has sold short and returning that security to the entity that lent the security.

Portfolio Selection Risk. The value of your investment may decrease if the investment adviser's judgment about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Portfolio Turnover Risk. The portfolio managers may actively and frequently trade securities or other instruments in the Fund's portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short term capital gains.

Preferred Share Liquidation Preference Risk. Preferred shares, if issued and outstanding, will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against our income and against our net assets in liquidation. The Fund may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time the Fund meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

Recent Market Events. Since the 2008 financial crisis, financial markets throughout the world have experienced increased periods of volatility, depressed valuations, decreased liquidity and heightened uncertainty and turmoil. This turmoil resulted in unusual and extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events, geopolitical events (such as wars (including Russia's military invasion of the Ukraine), terror attacks, natural or environmental disasters, country instability, and public health emergencies), measures to address budget deficits, downgrading of sovereign debt, declines in oil and commodity prices, dramatic changes in currency exchange rates, and public sentiment. In addition, many governments and quasi-governmental entities throughout the world have responded to the turmoil with a variety of significant fiscal and monetary policy changes, including, but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates.

The full extent of the political, economic and legal consequences of Brexit are not yet fully known, and the long-term impact of Brexit on the UK, the EU and the broader global economy may be significant. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of Brexit, the UK and European economies and the broader global economy could be significantly impacted, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues. Any further exits from the EU, or the possibility of such exits, or the abandonment of the Euro, may cause additional market disruption globally and introduce new legal and regulatory uncertainties.

In addition, policy and legislative changes in the United States and in other countries are changing many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. Widespread disease and virus epidemics and pandemics, such as the coronavirus outbreak, could likewise be highly disruptive, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments.

REIT Risk. Investing in real estate investment trusts ("REITs") involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of

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Principal Risks of the Funds

its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to risks associated with such industry.

REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

REITs may have limited financial resources, may utilize significant amounts of leverage, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index.

Risks Associated with Options (all Funds except CPZ). There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well- conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund's ability to utilize options successfully will depend on Calamos' ability to predict pertinent market movements, which cannot be assured.

The Fund may sell options on individual securities and securities indices. All call options sold by the Fund must be "covered." Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. In addition, a loss on a call option sold may be greater than the premium received. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price.

Risks Associated with Options (CPZ). The Fund may use options, including on the Fund's convertible securities or during the creation of synthetic convertible instruments. There are several risks associated with transactions in options. For example, there are significant differences between the securities markets and options markets that could result in an imperfect correlation among these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The Fund's ability to utilize options successfully will depend on Calamos' ability to predict pertinent market movements, which cannot be assured.

The Fund intends to seek to generate income from option premiums by writing (selling) options. The Fund may write (sell) call options (i) on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund's portfolio, (ii) on a portion of the equity securities the Fund has a right to receive upon conversion of a convertible security that it owns at the time it writes the call, and (iii) on broad-based securities indexes (such as the S&P 500 or MSCI EAFE) or certain ETFs that trade like common stocks but seek to replicate such market indexes. All call options sold by the Fund must be "covered", other than those sold in the Long/Short Component. For example, a call option written by the Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate cash or liquid assets sufficient to purchase and deliver the securities if the call is exercised. Even though the Fund will receive the option premium to help protect it against loss, a call option sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold. The Fund may purchase and sell put options on individual securities and securities indices. In selling put options, there is a risk that the Fund may be required to buy the underlying security at a disadvantageous price above the market price. A put option written by the Fund requires the Fund to segregate cash or liquid assets equal to the exercise price minus any margin the Fund is required to post.

Rule 144A Securities Risk. The Fund may invest in securities that are issued and sold through transactions under Rule 144A of the Securities Act of 1933. Under the supervision and oversight of the Board of Trustees, Calamos will determine whether

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Principal Risks of the Funds

Rule 144A Securities are illiquid. If qualified institutional buyers are unwilling to purchase these Rule 144A Securities, the percentage of the Fund's assets invested in illiquid securities would increase. Typically, the Fund purchases Rule 144A Securities only if the Fund's adviser has determined them to be liquid. If any Rule 144A Security held by the Fund should become illiquid, the value of the security may be reduced and a sale of the security may be more difficult.

Sector Risk. To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market and it is possible that the Fund may underperform the broader market, or experience greater volatility.

Short Selling Risk. The Fund will engage in short sales for investment and risk management purposes, including when the Adviser believes an investment will underperform due to a greater sensitivity to earnings growth of the issuer, default risk or interest rates. In times of unusual or adverse market, economic, regulatory or political conditions, the Fund may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions may exist for extended periods of time.

Short sales are transactions in which the Fund sells a security or other instrument that it does not own but can borrow in the market. Short selling allows the Fund to profit from a decline in market price to the extent such decline exceeds the transaction costs and the costs of borrowing the securities and to obtain a low cost means of financing long investments that the Adviser believes are attractive. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund will have substantial short positions and must borrow those securities to make delivery to the buyer under the short sale transaction. The Fund may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Fund.

Generally, the Fund will have to pay a fee or premium to borrow securities and will be obligated to repay the lender of the security any dividends or interest that accrues on the security during the term of the loan. The amount of any gain from a short sale will be decreased, and the amount of any loss increased, by the amount of such fee, premium, dividends, interest or expense the Fund pays in connection with the short sale.

Until the Fund replaces a borrowed security, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Fund's short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Fund's ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances the Fund may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in these circumstances. Additionally, the Fund must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Fund's investment flexibility, as well as its ability to meet other current obligations.

Because losses on short sales arise from increases in the value of the security sold short, such losses are theoretically unlimited. By contrast, a loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot decrease below zero. The Adviser's use of short sales in combination with long positions in the Fund's portfolio in an attempt to improve performance or reduce overall portfolio risk may not be successful and may result in greater losses or lower positive returns than if the Fund held only long positions. It is possible that the Fund's long securities positions will decline in value at the same time that the value of its short securities positions increase, thereby increasing potential losses to the Fund. In addition, the Fund's short selling strategies will limit its ability to fully benefit from increases in the fixed-income markets.

By investing the proceeds received from selling securities short, the Fund could be deemed to be employing a form of leverage, which creates special risks. The use of leverage may increase the Fund's exposure to long securities positions and make any change in the Fund's NAV greater than it would be without the use of leverage. This could result in increased

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Principal Risks of the Funds

volatility of returns. There is no guarantee that any leveraging strategy the Fund employs will be successful during any period in which it is employed.

Synthetic Convertible Instruments Risk. The value of a synthetic convertible instrument may respond differently to market fluctuations than a convertible instrument because a synthetic convertible instrument is composed of two or more separate securities, each with its own market value. In addition, if the value of the underlying common stock or the level of the index involved in the convertible component falls below the exercise price of the warrant or option, the warrant or option may lose all value. Synthetic convertible instruments created by other parties have the same attributes of a convertible security; however, the issuer of the synthetic convertible instrument assumes the credit risk associated with the investment, rather than the issuer of the underlying equity security into which the instrument is convertible. Investing in synthetic convertible instruments also involves the risk that the Fund does not achieve the investment exposure desired by Calamos. The Fund remains subject to the credit risk associated with the counterparty creating the synthetic convertible instrument.

Tax Risk. The Fund may invest in certain securities, such as certain convertible securities and high yield securities, for which the federal income tax treatment may not be clear or may be subject to re-characterization by the Internal Revenue Service ("IRS"). It could be more difficult for the Fund to comply with certain federal income tax requirements applicable to regulated investment companies if the tax characterization of the Fund's investments is not clear or if the tax treatment of the income from such investments was successfully challenged by the IRS. In addition, the tax treatment of the Fund may be affected by future interpretations of the Internal Revenue Code of 1986, as amended and changes in the tax laws and regulations, all of which may apply with retroactive effect.

US Government Security Risk. Some securities issued by US Government agencies or government sponsored enterprises are not backed by the full faith and credit of the US and may only be supported by the right of the agency or enterprise to borrow from the US Treasury. There can be no assurance that the US Government will always provide financial support to those agencies or enterprises.

Volatility Risk. Risk may arise in connection with the use of derivative instruments from volatility of interest rates and the prices of reference instruments.

Fund Level and Other Risks

Currency Risk. To the extent that the Fund invests in securities or other instruments denominated in or indexed to foreign currencies, changes in currency exchange rates bring an added dimension of risk. Currency fluctuations could negatively impact investment gains or add to investment losses. Although the Fund may attempt to hedge against currency risk, the hedging instruments may not always perform as the Fund expects and could produce losses. Suitable hedging instruments may not be available for currencies of emerging market countries. The Fund's investment adviser may determine not to hedge currency risks, even if suitable instruments appear to be available.

Cybersecurity Risk. Investment companies, such as the Fund, and their service providers are exposed to operational and information security risks resulting from cyberattacks, which may result in financial losses to a fund and its shareholders. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, "ransomware" that renders systems inoperable until ransom is paid, the unauthorized release of confidential information, or various other forms of cybersecurity breaches. Cyber-attacks affecting the Fund or the Adviser, custodian, transfer agent, distributor, administrator, intermediaries, trading counterparties, and other third-party service providers may adversely impact the Fund or the companies in which the Fund invests, causing the Fund's investments to lose value or to prevent a shareholder redemption or purchase from clearing in a timely manner.

Inflation Risk. Inflation is the reduction in the purchasing power of money resulting from an increase in the price of goods and services. Inflation risk is the risk that the inflation adjusted or "real" value of an investment in preferred stock or debt securities or the income from that investment will be worth less in the future. As inflation occurs, the real value of the preferred stock or debt securities and the dividend payable to holders of preferred stock or interest payable to holders of debt securities declines.

Leverage Risk (for all Funds except CPZ). The Fund has issued indebtedness and preferred shares and may borrow money or issue debt securities as permitted by the 1940 Act. As of October 31, 2023, the Fund has leverage in the form of borrowings under the SSB Agreement and outstanding MRP Shares. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund's investment. The borrowing of money or issuance of debt securities

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Principal Risks of the Funds

and preferred shares represents the leveraging of the Fund's common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and/or issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund's managed assets as measured at the time of borrowing or issuance of the new securities. However, the Board of Trustees reserves the right to issue preferred shares or debt securities or borrow to the extent permitted by the 1940 Act and the Fund's policies.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•  the likelihood of greater volatility in the NAV and market price of the Fund's common shares;

•  fluctuations in the dividend rates on any preferred shares borne by the Fund or in interest rates on borrowings and short-term debt;

•  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund's total return; and

•  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing or preferred shares remain fixed.

In addition, the rights of lenders and the holders of preferred shares and debt securities issued by the Fund will be senior to the rights of the holders of common shares with respect to the payment of dividends or to the payment of assets upon liquidation. Holders of preferred shares have voting rights in addition to and separate from the voting rights of common shareholders. The holders of preferred shares or debt, if any, on the one hand, and the holders of the common shares, on the other, may have interests that conflict in certain situations.

Leverage is a speculative technique that could adversely affect the returns to common shareholders. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of preferred shares or debt securities. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest and/or dividend expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of and covenants with rating agencies which may issue ratings for the preferred shares or short-term debt instruments issued by the Fund. These guidelines and covenants may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. The Board of Trustees reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund's borrowings that it believes are in the long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board of Trustees reserves the right to raise, decrease, or eliminate the Fund's leverage exposure.

If the Fund's ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company or to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any preferred shares or debt securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

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Principal Risks of the Funds

Because Calamos' investment management fee is a percentage of the Fund's managed assets, Calamos' fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund's assets. Any additional use of leverage by the Fund effected through new, additional or increased credit facilities or the issuance of preferred shares would require approval by the Board. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage through those means would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

Leverage Risk (CPZ). The Fund anticipates that it will issue indebtedness and may issue preferred shares or borrow money or issue debt securities as permitted by the 1940 Act. As of October 31, 2023, the Fund has leverage in the form of borrowings under the SSB Agreement. Leverage is the potential for the Fund to participate in gains and losses on an amount that exceeds the Fund's investment. The borrowing of money or issuance of debt securities and preferred shares represents the leveraging of the Fund's common shares. As a non-fundamental policy, the Fund may not issue preferred shares or borrow money and issue debt securities with an aggregate liquidation preference and aggregate principal amount exceeding 38% of the Fund's total assets. However, the Board reserves the right to issue preferred shares or borrow to the extent permitted by the 1940 Act and the Fund's policies. Investments of short sale proceeds and economic leverage through derivatives are not counted as borrowings.

Leverage creates risks which may adversely affect the return for the holders of common shares, including:

•  the likelihood of greater volatility in the NAV and market price of the Fund's common shares;

•  fluctuations in the interest rates on borrowings and short-term debt;

•  increased operating costs, which are effectively borne by common shareholders, may reduce the Fund's total return; and

•  the potential for a decline in the value of an investment acquired with borrowed funds, while the Fund's obligations under such borrowing remain fixed.

The Fund's use of leverage is premised upon the expectation that the Fund's preferred share dividends or borrowing cost will be lower than the return the Fund achieves on its investments with the proceeds of the issuance of senior securities or borrowing. Such difference in return may result from the Fund's higher credit rating or the short-term nature of its borrowing compared to the lower credit quality, long-term nature of its investments. Because Calamos seeks to invest the Fund's managed assets (including the assets obtained from leverage) in a portfolio of potentially higher yielding investments or portfolio investments with the potential for capital appreciation, the holders of common shares will be the beneficiaries of the incremental return but will bear the risk of loss on investments made with the leverage proceeds. Should the differential between the Fund's return on investments made with the proceeds of leverage and the cost of the leverage narrow, the incremental return "pick up" will be reduced or the Fund may incur losses. Furthermore, if long-term interest rates rise without a corresponding increase in the yield on the Fund's portfolio investments or the Fund otherwise incurs losses on its investments, the Fund's NAV attributable to its common shares will reflect the decline in the value of portfolio holdings resulting therefrom.

Leverage is a speculative technique that could adversely affect the returns to holders of common shares. Leverage can cause the Fund to lose money and can magnify the effect of any losses. To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the Fund incurs capital losses, the return of the Fund will be less than if leverage had not been used, and therefore the amount available for distribution to common shareholders as dividends and other distributions will be reduced or potentially eliminated.

The Fund will pay, and common shareholders will effectively bear, any costs and expenses relating to any borrowings and to the issuance and ongoing maintenance of debt. Such costs and expenses include the higher management fee resulting from the use of any such leverage, offering and/or issuance costs, and interest expense and ongoing maintenance. These conditions may, directly or indirectly, result in higher leverage costs to common shareholders.

Certain types of borrowings may result in the Fund being subject to covenants in credit agreements, including those relating to asset coverage, borrowing base and portfolio composition requirements and additional covenants that may affect the Fund's ability to pay dividends and distributions on common shares in certain instances. The Fund may also be required to

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

pledge its assets to the lenders in connection with certain types of borrowings. The Fund may be subject to certain restrictions on investments imposed by guidelines of rating agencies which may issue ratings for the short-term debt instruments issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.

If the Fund's ability to make dividends and distributions on its common shares is limited, such limitation could, under certain circumstances, impair the ability of the Fund to maintain its qualification for taxation as a regulated investment company or to reduce or eliminate tax at the Fund level, which would have adverse tax consequences for common shareholders. To the extent that the Fund is required, in connection with maintaining 1940 Act asset coverage requirements or otherwise, or elects to redeem any senior securities or prepay any borrowings, the Fund may need to liquidate investments to fund such redemptions or prepayments. Liquidation at times of adverse economic conditions may result in capital loss and reduce returns to common shareholders.

Because Calamos' investment management fee is a percentage of the Fund's managed assets, Calamos' fee will be higher if the Fund is leveraged and Calamos will have an incentive to be more aggressive and leverage the Fund. Consequently, the Fund and Calamos may have differing interests in determining whether to leverage the Fund's assets. Any additional use of leverage by the Fund would require approval by the Board. In considering whether to approve the use of additional leverage, the Board would be presented with all relevant information necessary to make a determination whether or not additional leverage would be in the best interests of the Fund, including information regarding any potential conflicts of interest.

Limited Term Risk. Unless the limited term provision of the Fund's Declaration of Trust is amended by shareholders in accordance with the Declaration of Trust, or unless the Fund completes the Eligible Tender Offer and converts to perpetual existence, the Fund will dissolve on the Dissolution Date. The Fund is not a so called "target date" or "life cycle" fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Fund is not a "target term" fund whose investment objective is to return its original NAV on the Dissolution Date. The Fund's investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $20.00 per Share on the Dissolution Date or in the Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon dissolution or in the Eligible Tender Offer.

Because the assets of the Fund will be liquidated in connection with the dissolution, the Fund will incur transaction costs in connection with dispositions of portfolio securities. The Fund does not limit its investments to securities having a maturity date prior to the Dissolution Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Fund to lose money. In particular, the Fund's portfolio may still have large exposures to illiquid securities as the Dissolution Date approaches, and losses due to portfolio liquidation may be significant. During the winddown period, beginning one year before the Dissolution Date, the Fund may begin liquidating all or a portion of the Fund's portfolio, and may deviate from its investment policies and may not achieve its investment objective. During the wind-down period, the Fund's portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of dissolution. The disposition of portfolio investments by the Fund could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Fund to incur increased brokerage and related transaction expenses. The Fund may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Fund. Rather than reinvesting the proceeds of matured, called or sold securities, the Fund may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Fund may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon dissolution, it is anticipated that the Fund will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Fund cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust. If the Fund conducts the Eligible Tender Offer, the Fund anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Fund. In addition, the Fund may be required to dispose of portfolio investments in connection with any reduction in the Fund's outstanding leverage necessary in order to maintain the Fund's desired leverage ratios following a tender offer. The risks related to the disposition of securities

www.calamos.com

Principal Risks of the Funds

in connection with the Fund's dissolution also would be present in connection with the disposition of securities in connection with the Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Fund's ability to achieve its investment objective and decrease returns to Shareholders. If the Fund's tax basis for the investments sold is less than the sale proceeds, the Fund will recognize capital gains, which the Fund will generally distribute to Shareholders. In addition, the Fund's purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Fund pursuant to a tender offer will have the effect of increasing the proportionate interest in the Fund of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Fund's total assets resulting from payment for the tendered Shares. Such reduction in the Fund's total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund's investment performance. The Fund is not required to conduct the Eligible Tender Offer. If the Fund conducts the Eligible Tender Offer, there can be no assurance that the number of tendered Shares would not result in the Fund's net assets totaling less than the Dissolution Threshold, in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will dissolve on the Dissolution Date (subject to possible extensions). Following the completion of the Eligible Tender Offer in which the number of tendered Shares would result in the Fund's net assets totaling greater than the Dissolution Threshold, the Board may eliminate the Dissolution Date upon the affirmative vote of a majority of the Board and without a Shareholder vote. Thereafter, the Fund will have a perpetual existence. The Adviser may have a conflict of interest in recommending to the Board that the Dissolution Date be eliminated and the Fund have a perpetual existence. The Fund is not required to conduct additional tender offers following the Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their NAV, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV.

Loan Risk. The Fund may invest in loans which may not be (i) rated at the time of investment, (ii) registered with the SEC or (iii) listed on a securities exchange. There may not be as much public information available regarding these loans as is available for other Fund investments, such as exchange-listed securities. As well, there may not be an active trading market for some loans, meaning they may be illiquid and more difficult to value than other more liquid securities. Settlement periods for loans are longer than for exchange traded securities, typically ranging between 1 and 3 weeks, and in some cases much longer. There is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Because the interest rates of floating-rate loans in which the Fund may invest may reset frequently, if market interest rates fall, the loans' interest rates will be reset to lower levels, potentially reducing the Fund's income. Because the adviser may wish to invest in the publicly traded securities of an obligor, the Fund may not have access to material non-public information regarding the obligor to which other investors have access

Market Discount Risk. The Fund's common shares have traded both at a premium and at a discount relative to NAV. Common shares of closed-end investment companies frequently trade at a discount from NAV, but in some cases trade above NAV. The risk of the Fund's common shares trading at a discount is a risk separate from the risk of a decline in the Fund's NAV as a result of investment activities. The Fund's NAV may be reduced immediately following an offering by the offering costs for common shares or other securities, which will be borne entirely by all common shareholders. The Fund's common shares are designed primarily for long-term investors, and you should not purchase common shares if you intend to sell them shortly after purchase. Whether shareholders will realize a gain or loss upon the sale of the Fund's common shares depends upon whether the market value of the shares at the time of sale is above or below the price the shareholder paid, taking into account transaction costs for the shares, and is not directly dependent upon the Fund's NAV. Because the market value of the Fund's common shares will be determined by factors such as the relative demand for and supply of the shares in the market, general market conditions and other factors beyond the control of the Fund, the Fund cannot predict whether its common shares will trade at, below or above the Fund's NAV, or below or above the public offering price for the common shares.

Market Disruption Risk. Certain events have a disruptive effect on the securities markets, such as terrorist attacks, war and other geopolitical events, earthquakes, storms and other disasters. The Fund cannot predict the effects of similar events in the future on the US economy or any foreign economy.

Market Impact Risk. The sale of the Fund's common shares (or the perception that such sales may occur) may have an adverse effect on prices in the secondary market for the Fund's common shares. An increase in the number of common shares available may put downward pressure on the market price for the Fund's common shares. These sales also might

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Principal Risks of the Funds

make it more difficult for the Fund to sell additional equity securities in the future at a time and price the Fund deems appropriate.

Ratings and Asset Coverage Risk. To the extent that senior securities are rated, a rating does not eliminate or necessarily mitigate the risks of investing in the Fund's senior securities, and a rating may not fully or accurately reflect all of the credit and market risks associated with that senior security. A rating agency could downgrade the rating of the Fund's shares of preferred stock or debt securities, which may make such securities less liquid in the secondary market, though potentially with higher resulting interest rates. If a rating agency downgrades the rating assigned to a senior security, the Fund may alter its portfolio or redeem the senior security. The Fund may voluntarily redeem senior securities under certain circumstances

Reduction of Leverage Risk. A Fund may take action to reduce the amount of leverage it employs. Reduction of the leverage employed by the Fund, including by redemption of preferred shares (if applicable), will in turn reduce the amount of assets available for investment in portfolio securities. This reduction in leverage may negatively impact the Fund's financial performance, including the Fund's ability to sustain current levels of distributions on common shares.

The Board reserves the right to change the amount and type of leverage that the Fund uses, and reserves the right to implement changes to the Fund's borrowings that it believes are in the best long-term interests of the Fund and its shareholders, even if such changes impose a higher interest rate or other costs or impacts over the intermediate, or short-term time period. There is no guarantee that the Fund will maintain leverage at the current rate, and the Board reserves the right to raise, decrease, or eliminate the Fund's leverage exposure.

Regulatory Risk. The enforceability of agreements underlying hedging transactions may depend on compliance with applicable statutory and other regulatory requirements and, depending on the identity of the counterparty, applicable international requirements. New or amended regulations may be imposed by the CFTC, the SEC, the Federal Reserve or other financial regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the United States. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statues and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations and margin requirements. For instance, the Dodd-Frank Wall Street Reform and Consumer Protection Act ("Dodd-Frank Act") could have an adverse effect on the Fund's ability to use derivative instruments. The Dodd-Frank Act is designed to impose stringent regulation on the over-the-counter derivatives market in an attempt to increase transparency and accountability and provides for, among other things, new clearing, execution, margin, reporting, recordkeeping, business conduct, disclosure, position limit, minimum net capital and registration requirements. Although the CFTC has released final rules relating to clearing, execution, reporting, risk management, compliance, position limit, anti-fraud, consumer protection, portfolio reconciliation, documentation, recordkeeping, business conduct, margin requirements and registration requirements under the Dodd-Frank Act, many of the provisions are subject to further final rulemaking, and thus the Dodd-Frank Act's ultimate impact remains unclear. New regulations could, among other things, restrict the Fund's ability to engage in derivatives transactions (for example, by making certain types of derivatives transactions no longer available to our funds), increase the costs of using these instruments (for example, by increasing margin, capital or reporting requirements) and/or make them less effective and, as a result, the Fund may be unable to execute its investment strategy. Limits or restrictions applicable to the counterparties with which the Fund engages in derivative transactions could also prevent the Fund from using these instruments, affect the pricing or other factors relating to these instruments or may change availability of certain investments. It is unclear how the regulatory changes will affect counterparty risk.

Secondary Market Risk. The market value of exchange-listed preferred shares that the Fund may issue will be determined by factors such as the relative demand for and supply of the preferred shares in the market, general market conditions and other factors beyond the control of the Fund. It may be difficult to predict the trading patterns of preferred shares, including the effective costs of trading. There is a risk that the market for preferred shares may be thinly traded and relatively illiquid compared to the market for other types of securities.

Senior Leverage Risk. Preferred shares will be junior in liquidation and with respect to distribution rights to debt securities and any other borrowings. Senior securities representing indebtedness may constitute a substantial lien and burden on preferred shares by reason of their prior claim against the Fund's income and against the Fund's net assets in liquidation. The Fund may not be permitted to declare dividends or other distributions with respect to any series of preferred shares unless at such time the Fund meets applicable asset coverage requirements and the payment of principal or interest is not in default with respect to any borrowings.

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.1%)
	Other (0.1%)
765,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $703,821)	$677,715
CORPORATE BONDS (44.0%)
	Airlines (0.8%)
166,400	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	165,576
879,561	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	824,430
413,374	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	412,610
1,051,960	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	897,206
597,500	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	581,248
239,000	5.750%, 04/20/29	215,719
968,267	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	841,327
997,118	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	991,404
670,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	497,535
		5,427,055
	Communication Services (5.1%)
500,000	Altice France Holding, SA* 10.500%, 05/15/27	275,660
1,100,000	Altice France, SA* 5.500%, 10/15/29	761,783
1,160,000	APi Group DE, Inc.* 4.750%, 10/15/29	1,000,291
1,413,000	Arrow Bidco, LLC* 9.500%, 03/15/24	1,431,906
1,025,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	756,122
1,193,000	Audacy Capital Corp.* 6.750%, 03/31/29	19,386
448,000	6.500%, 05/01/27	6,720
856,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	692,701
940,000	Clear Channel Outdoor Holdings, Inc.* 9.000%, 09/15/28	916,641
PRINCIPAL AMOUNT		VALUE
1,465,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	$1,162,727
1,550,000	CSC Holdings, LLC* 5.500%, 04/15/27	1,295,676
1,450,000	5.375%, 02/01/28	1,156,201
1,350,000	4.625%, 12/01/30	685,732
1,125,000	4.500%, 11/15/31	744,232
1,100,000	5.750%, 01/15/30	579,865
750,000	Diamond Sports Group, LLC / Diamond Sports Finance Company*@ 6.625%, 08/15/27	9,510
540,000	5.375%, 08/15/26	6,620
2,420,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	2,120,888
1,000,000	Frontier California, Inc. 6.750%, 05/15/27	923,320
605,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	525,073
239,000	8.750%, 05/15/30	227,989
1,039,000	Frontier Florida, LLC@ 6.860%, 02/01/28	956,462
1,445,000	Frontier North, Inc.@ 6.730%, 02/15/28	1,340,483
835,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	705,734
250,000	5.250%, 12/01/27	236,393
355,000	iHeartCommunications, Inc.^ 8.375%, 05/01/27	217,885
355,000	5.250%, 08/15/27*	260,577
731,000	Intelsat Jackson Holdings, SA@& 9.750%, 07/15/25*	1
475,000	5.500%, 08/01/23	—
1,215,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	1,100,936
722,947	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	182,226
720,000	Lumen Technologies, Inc. 7.600%, 09/15/39	195,941
485,000	4.000%, 02/15/27*^	331,609
240,000	7.650%, 03/15/42	64,642
478,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	370,096
810,000	Nexstar Media, Inc.* 5.625%, 07/15/27	729,389
1,410,000	Paramount Global 4.900%, 08/15/44	888,215
336,000	Qwest Corp. 7.250%, 09/15/25	322,661
477,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	362,320
239,000	5.375%, 01/15/31	148,512

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
810,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	$606,334
1,250,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	1,108,675
963,000	4.000%, 07/15/28	819,340
475,000	3.125%, 09/01/26	426,783
239,000	3.875%, 09/01/31^	180,022
874,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	544,668
2,430,000	Sprint, LLCµ 7.125%, 06/15/24	2,443,827
1,080,000	Stagwell Global, LLC* 5.625%, 08/15/29	893,549
755,000	Telecom Italia Capital, SA 6.000%, 09/30/34	621,878
953,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	570,618
385,000	Time Warner Cable, LLC 7.300%, 07/01/38	360,614
1,100,000	United States Cellular Corp.^ 6.700%, 12/15/33	1,047,585
360,000	Univision Communications, Inc.* 8.000%, 08/15/28	341,179
480,000	Viasat, Inc.* 5.625%, 04/15/27	419,971
		34,098,168
	Consumer Discretionary (9.4%)
1,162,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	1,181,382
955,000	Adams Homes, Inc.* 9.250%, 10/15/28	937,428
1,195,000	Adient Global Holdings Company* 8.250%, 04/15/31	1,169,379
764,000	American Axle & Manufacturing, Inc. 6.875%, 07/01/28	680,923
837,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	680,272
705,000	6.625%, 01/15/28	647,042
1,208,000	At Home Group, Inc.* 4.875%, 07/15/28	419,780
1,264,000	Bath & Body Works, Inc. 6.694%, 01/15/27	1,224,980
1,200,000	6.875%, 11/01/35	1,060,668
400,000	Benteler International AG*^ 10.500%, 05/15/28	404,452
604,000	Caesars Entertainment, Inc.*^ 4.625%, 10/15/29	497,267
472,000	8.125%, 07/01/27	467,912
1,020,000	Carnival Corp.* 6.000%, 05/01/29	862,675
481,000	7.625%, 03/01/26^	467,970
481,000	4.000%, 08/01/28	419,062
60,000	7.000%, 08/15/29	58,945
PRINCIPAL AMOUNT		VALUE
1,130,000	Carriage Services, Inc.*^ 4.250%, 05/15/29	$925,391
195,000	Carvana Company* 14.000%, 06/01/31	146,757
165,000	13.000%, 06/01/30	123,826
110,000	12.000%, 12/01/28	82,382
2,130,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.125%, 05/01/27	1,962,582
1,685,000	4.500%, 08/15/30	1,354,268
1,100,000	6.375%, 09/01/29	1,011,340
1,055,000	4.750%, 03/01/30	871,514
951,000	4.250%, 02/01/31	740,962
565,000	5.000%, 02/01/28	506,184
478,000	4.750%, 02/01/32	373,648
478,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	428,355
750,000	Cedar Fair, LP^ 5.250%, 07/15/29	648,668
478,000	Churchill Downs, Inc.* 6.750%, 05/01/31	446,906
790,000	Dana, Inc. 4.250%, 09/01/30	628,611
723,000	4.500%, 02/15/32	566,673
1,200,000	DISH DBS Corp. 5.250%, 12/01/26*	970,764
763,000	7.750%, 07/01/26	511,996
595,000	7.375%, 07/01/28	335,461
480,000	5.125%, 06/01/29	247,709
946,000	DISH Network Corp.* 11.750%, 11/15/27	937,817
1,365,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,117,839
1,058,000	Everi Holdings, Inc.* 5.000%, 07/15/29	889,947
1,000,000	Ford Motor Company^ 6.100%, 08/19/32	925,800
1,525,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	1,257,484
1,245,000	7.200%, 06/10/30	1,243,593
1,150,000	5.113%, 05/03/29	1,044,453
865,000	7.350%, 11/04/27	876,280
800,000	2.900%, 02/16/28	681,256
425,000	7.350%, 03/06/30	427,610
359,000	Gap, Inc.* 3.875%, 10/01/31	258,993
490,000	General Motors Company 5.200%, 04/01/45	363,213
1,660,000	goeasy, Ltd.* 5.375%, 12/01/24^	1,631,564
881,000	4.375%, 05/01/26	798,582
515,000	Goodyear Tire & Rubber Company^ 5.250%, 07/15/31	420,044
407,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	351,778

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
1,026,000	Guitar Center, Inc.*^& 8.500%, 01/15/26	$867,144
770,000	International Game Technology, PLC* 6.250%, 01/15/27	751,312
286,394	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	288,312
842,000	Kohl's Corp. 5.550%, 07/17/45	486,811
955,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	915,301
965,000	Liberty Interactive, LLC 8.250%, 02/01/30	254,229
937,000	Life Time, Inc.* 8.000%, 04/15/26^	915,739
480,000	5.750%, 01/15/26	465,533
480,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	469,488
360,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	352,908
616,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	560,116
635,000	M/I Homes, Inc. 3.950%, 02/15/30	508,121
1,601,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	1,234,483
490,000	4.300%, 02/15/43	268,883
1,130,000	Mclaren Finance, PLC* 7.500%, 08/01/26	975,586
1,219,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,017,585
575,000	Newell Brands, Inc. 5.200%, 04/01/26	543,128
500,000	Nordstrom, Inc. 5.000%, 01/15/44	301,095
465,000	4.250%, 08/01/31^	340,901
1,105,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	859,314
600,000	PetSmart, Inc. / PetSmart Finance Corp.* 7.750%, 02/15/29	553,356
300,000	4.750%, 02/15/28	265,689
1,340,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*^ 5.625%, 09/01/29	943,079
2,360,000	Rite Aid Corp.*@ 8.000%, 11/15/26	1,641,120
478,000	Royal Caribbean Cruises, Ltd.* 7.250%, 01/15/30	472,876
1,350,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	1,097,793
PRINCIPAL AMOUNT		VALUE
1,925,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	$1,773,329
1,090,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	908,973
698,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	625,080
1,965,000	Station Casinos, LLC* 4.500%, 02/15/28	1,698,959
589,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	536,526
240,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	236,112
1,100,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	1,024,760
480,000	Windsor Holdings III, LLC* 8.500%, 06/15/30	471,216
950,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	924,635
300,000	6.875%, 04/14/28	291,645
		63,131,524
	Consumer Staples (1.9%)
1,090,000	1375209 B.C., Ltd.*^ 9.000%, 01/30/28	1,059,720
970,000	B&G Foods, Inc.* 8.000%, 09/15/28	946,953
1,099,000	Central Garden & Pet Company* 4.125%, 04/30/31	878,376
1,092,000	Edgewell Personal Care Company* 4.125%, 04/01/29	918,296
1,331,000	Energizer Holdings, Inc.*^ 4.375%, 03/31/29	1,095,865
240,000	6.500%, 12/31/27	225,485
1,415,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc. 5.500%, 01/15/30^	1,294,626
595,000	5.125%, 02/01/28µ	558,818
370,000	5.750%, 04/01/33	325,774
621,000	New Albertsons, LP 7.750%, 06/15/26	627,912
957,000	Performance Food Group, Inc.* 4.250%, 08/01/29	812,062
700,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	578,361
442,000	Post Holdings, Inc.* 5.750%, 03/01/27	422,017
909,000	Prestige Brands, Inc.* 3.750%, 04/01/31	724,637
815,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	637,794
1,500,000	Vector Group, Ltd.* 5.750%, 02/01/29	1,273,695

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
480,000	Williams Scotsman, Inc.* 7.375%, 10/01/31	$473,966
		12,854,357
	Energy (5.7%)
959,000	Antero Resources Corp.* 5.375%, 03/01/30	876,564
958,000	Apache Corp. 5.100%, 09/01/40	745,880
750,000	Buckeye Partners, LP 3.950%, 12/01/26	684,518
500,000	5.850%, 11/15/43	354,130
1,335,000	Callon Petroleum Company*^ 7.500%, 06/15/30	1,294,122
477,000	Cheniere Energy, Inc.µ 4.625%, 10/15/28	436,073
720,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	706,486
1,341,000	Civitas Resources, Inc.* 8.750%, 07/01/31	1,355,094
715,000	Continental Resources, Inc.* 2.875%, 04/01/32	529,665
475,000	5.750%, 01/15/31	440,943
742,000	DT Midstream, Inc.* 4.125%, 06/15/29	638,981
941,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	955,275
360,000	9.875%, 07/15/31	388,480
555,000	Enbridge, Inc.^‡ 7.375%, 01/15/83 5 year CMT + 3.71%	516,466
1,400,000	Energy Transfer, LP‡ 8.656%, 11/01/66 3 mo. USD SOFR + 3.28%	1,144,640
700,000	6.500%, 11/01/35 5 year CMT + 5.69%	636,125
1,235,000	EnLink Midstream Partners, LP 9.780%, 11/01/35‡ 3 mo. USD LIBOR + 4.11%	1,102,867
1,015,000	4.850%, 07/15/26	959,713
600,000	Enlink Midstream, LLC* 6.500%, 09/01/30	576,864
1,580,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	1,570,773
719,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	699,105
478,000	6.250%, 05/15/26	456,328
955,000	Gulfport Energy Corp. 8.000%, 05/17/26*	955,401
940,000	6.375%, 05/15/25@&	1
287,284	8.000%, 05/17/26	287,405
1,340,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	1,191,488
PRINCIPAL AMOUNT		VALUE
717,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	$681,881
940,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	899,373
500,000	Moss Creek Resources Holdings, Inc.* 10.500%, 05/15/27	494,870
455,000	7.500%, 01/15/26	435,553
720,000	Nabors Industries, Inc.* 7.375%, 05/15/27	674,237
720,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	636,221
952,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	885,969
478,000	6.500%, 09/30/26	428,522
479,000	Oceaneering International, Inc.* 6.000%, 02/01/28	439,257
1,025,000	Parkland Corp.* 5.875%, 07/15/27	985,691
506,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	452,040
238,000	Permian Resources Operating LLC* 7.000%, 01/15/32	232,883
960,000	Plains All American Pipeline, LP‡ 9.736%, 11/01/35 3 mo. USD LIBOR + 4.11%	906,182
1,340,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	1,216,264
480,000	Southwestern Energy Company 5.375%, 02/01/29	444,686
479,000	4.750%, 02/01/32	412,400
239,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	205,638
1,363,250	Transocean, Inc.* 8.750%, 02/15/30	1,362,146
600,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	566,412
240,000	4.125%, 08/15/31	194,014
240,000	3.875%, 08/15/29	201,036
1,195,000	Venture Global LNG, Inc.* 8.375%, 06/01/31	1,141,225
715,000	8.125%, 06/01/28	694,708
480,000	9.875%, 02/01/32	487,138
240,000	9.500%, 02/01/29	243,607
899,000	Vital Energy, Inc. 9.500%, 01/15/25	903,873
570,000	7.750%, 07/31/29*	515,166
120,000	9.750%, 10/15/30	117,690
1,000,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	902,070
1,195,000	Weatherford International, Ltd.* 8.625%, 04/30/30	1,209,364
		38,473,503

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Financials (7.2%)
1,280,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	$1,243,546
1,440,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	1,431,950
1,363,000	AG Issuer, LLC* 6.250%, 03/01/28	1,263,065
1,675,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	1,530,079
1,087,000	Ally Financial, In c. 4.700%, 11/01/35‡ 5 year CMT + 3.87%	710,278
445,000	Ally Financial, Inc. 4.700%, 11/01/35‡ 7 year CMT + 3.48%	260,374
402,000	8.000%, 11/01/31	393,104
1,923,000	AmWINS Group, Inc.* 4.875%, 06/30/29	1,650,780
1,069,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	939,587
400,000	Avolon Holdings Funding, Ltd.*µ 5.500%, 01/15/26	385,544
1,916,000	BroadStreet Partners, Inc.*^ 5.875%, 04/15/29	1,671,863
905,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	755,241
605,000	5.750%, 05/15/26	554,876
1,000,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	905,340
1,250,000	Credit Acceptance Corp. 6.625%, 03/15/26^	1,191,450
869,000	5.125%, 12/31/24*	841,374
960,000	Cushman & Wakefield U.S. Borrower LLC*^ 8.875%, 09/01/31	912,096
1,247,000	Enact Holdings, Inc.*µ 6.500%, 08/15/25	1,228,183
1,398,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	1,061,809
1,000,000	GTCR W-2 Merger Sub, LLC* 7.500%, 01/15/31	987,190
1,430,000	HUB International, Ltd.* 5.625%, 12/01/29^	1,234,476
735,000	7.000%, 05/01/26	716,875
718,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	557,125
1,300,000	ILFC E-Capital Trust II*‡ 7.459%, 12/21/65 3 mo. USD LIBOR + 1.80%	977,821
PRINCIPAL AMOUNT		VALUE
1,990,000	Iron Mountain, Inc.* 5.250%, 03/15/28	$1,823,278
240,000	7.000%, 02/15/29	233,100
2,435,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	1,953,235
1,874,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	1,786,672
478,000	4.750%, 06/15/29	385,832
875,000	LD Holdings Group, LLC* 6.125%, 04/01/28	490,306
985,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	557,796
804,000	3.400%, 03/01/27^	748,122
480,000	4.625%, 09/15/27	323,957
720,000	LPL Holdings, Inc.* 4.000%, 03/15/29	619,466
955,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	941,926
1,498,000	MetLife, Inc. 6.400%, 12/15/66	1,407,356
1,300,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	1,151,982
1,038,000	Navient Corp. 5.000%, 03/15/27	915,495
525,000	4.875%, 03/15/28	435,577
1,100,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	824,615
670,000	OneMain Finance Corp. 9.000%, 01/15/29^	655,106
660,000	3.875%, 09/15/28	525,631
479,000	7.125%, 03/15/26^	466,201
476,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*^ 5.875%, 10/01/28	429,852
1,493,000	PHH Mortgage Corp.* 7.875%, 03/15/26	1,294,744
1,100,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	937,695
450,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	348,300
445,000	3.625%, 03/01/29	362,230
220,000	2.875%, 10/15/26	192,139
943,000	StoneX Group, Inc.* 8.625%, 06/15/25	948,649
1,123,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	940,782
480,000	5.750%, 06/15/27	438,014

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
478,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 10.500%, 02/15/28	$460,902
465,000	6.500%, 02/15/29	302,380
1,100,000	VZ Secured Financing, BV* 5.000%, 01/15/32	838,277
1,017,000	XHR, LP* 6.375%, 08/15/25	992,541
		48,136,184
	Health Care (2.9%)
1,934,000	Bausch Health Companies, Inc.* 11.000%, 09/30/28^	1,183,918
382,000	14.000%, 10/15/30	210,440
359,000	6.125%, 02/01/27^	200,573
1,917,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	745,176
1,100,000	8.000%, 03/15/26	1,007,160
538,000	6.875%, 04/15/29	222,092
120,000	5.250%, 05/15/30	85,315
1,926,000	DaVita, Inc.* 4.625%, 06/01/30	1,511,159
1,139,000	3.750%, 02/15/31	820,012
717,000	Embecta Corp.* 5.000%, 02/15/30	569,929
240,000	6.750%, 02/15/30	199,075
470,000	Encompass Health Corp. 4.750%, 02/01/30	407,998
470,000	4.500%, 02/01/28	424,137
1,109,000	HCA, Inc.^ 7.500%, 11/06/33	1,138,433
300,000	Jazz Securities DAC* 4.375%, 01/15/29	260,949
411,879	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 10.000%, 06/15/29	29,276
1,215,000	Medline Borrower, LP* 3.875%, 04/01/29	1,026,371
1,208,000	5.250%, 10/01/29^	1,029,530
1,760,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	1,378,573
450,000	4.125%, 04/30/28	389,444
1,025,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	823,034
2,250,000	Tenet Healthcare Corp. 6.250%, 02/01/27	2,164,770
1,315,000	6.875%, 11/15/31	1,214,810
1,215,000	Teva Pharmaceutical Finance Netherlands III, BV 5.125%, 05/09/29^	1,060,622
800,000	4.750%, 05/09/27	726,264
440,000	3.150%, 10/01/26	387,323
		19,216,383
PRINCIPAL AMOUNT		VALUE
	Industrials (6.3%)
1,100,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	$913,627
740,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54%	696,059
965,000	Air Lease Corp.‡ 4.125%, 11/01/35 5 year CMT + 3.15%	694,250
1,600,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	1,505,968
720,000	5.875%, 02/15/28	690,761
713,000	3.500%, 03/15/29	608,467
1,100,000	Allegiant Travel Company* 7.250%, 08/15/27	1,001,858
240,000	American Airlines Group, Inc.* 3.750%, 03/01/25	224,722
538,000	Arcosa, Inc.* 4.375%, 04/15/29	471,078
2,450,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	1,430,604
753,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	632,919
477,000	Bombardier, Inc.* 7.875%, 04/15/27	459,590
956,000	BWX Technologies, Inc.* 4.125%, 04/15/29	827,045
1,000,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	908,780
239,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ 4.750%, 10/20/28	224,643
1,265,000	Deluxe Corp.* 8.000%, 06/01/29	1,002,601
717,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	682,225
478,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	455,371
475,000	EnerSys* 4.375%, 12/15/27	426,669
580,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	450,933
625,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	584,056
446,000	3.500%, 03/01/29	374,627
1,054,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	863,511
2,244,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	1,905,605

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
1,438,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	$1,063,832
1,250,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,177,512
1,120,000	IEA Energy Services, LLC* 6.625%, 08/15/29	1,069,936
564,000	JELD-WEN, Inc.* 4.625%, 12/15/25	535,772
500,000	4.875%, 12/15/27	426,940
1,575,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	1,342,136
955,000	Knife River Holding Company* 7.750%, 05/01/31	952,928
474,000	MasTec, Inc.*µ 4.500%, 08/15/28	416,783
588,000	Moog, Inc.* 4.250%, 12/15/27	533,928
1,198,000	Newfold Digital Holdings Group, Inc.*^ 6.000%, 02/15/29	792,034
940,000	Novelis Corp.* 4.750%, 01/30/30	801,397
360,000	OI European Group, BV* 4.750%, 02/15/30	306,533
1,100,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC*^ 4.000%, 10/15/27	968,462
1,449,000	Patrick Industries, Inc.*^ 4.750%, 05/01/29	1,191,237
470,000	QVC, Inc. 5.450%, 08/15/34	200,182
743,000	Sealed Air Corp.* 6.125%, 02/01/28	707,574
239,000	5.000%, 04/15/29^	213,291
450,000	Sensata Technologies, BV* 4.000%, 04/15/29	383,121
479,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	384,091
717,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30	451,294
475,000	5.500%, 03/01/30	258,357
955,000	Standard Industries, Inc.* 5.000%, 02/15/27	884,588
773,000	Stericycle, Inc.*^ 3.875%, 01/15/29	660,498
717,000	STL Holding Company, LLC* 7.500%, 02/15/26	673,399
1,299,000	TransDigm, Inc. 6.250%, 03/15/26*	1,271,227
1,035,000	6.875%, 12/15/30*	1,001,663
710,000	6.750%, 08/15/28*	691,000
700,000	7.500%, 03/15/27	700,098
PRINCIPAL AMOUNT		VALUE
960,000	Tronox, Inc.* 4.625%, 03/15/29	$754,656
389,717	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	345,398
961,000	Vertiv Group Corp.* 4.125%, 11/15/28	841,019
1,004,000	Wabash National Corp.* 4.500%, 10/15/28	832,547
855,000	Waste Pro USA, Inc.*^ 5.500%, 02/15/26	788,780
565,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	502,681
		42,160,863
	Information Technology (2.0%)
478,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	422,194
557,000	Coherent Corp.*^ 5.000%, 12/15/29	473,584
1,114,000	CommScope Technologies, LLC* 6.000%, 06/15/25	672,923
895,000	CommScope, Inc.* 4.750%, 09/01/29	611,401
602,000	Dell International, LLC / EMC Corp.µ 6.020%, 06/15/26	602,680
478,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	411,864
480,000	Fair Isaac Corp.* 4.000%, 06/15/28	428,232
1,050,000	KBR, Inc.* 4.750%, 09/30/28	925,943
1,050,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28^	784,088
480,000	5.500%, 09/01/28	401,462
477,000	NCL Corp., Ltd.* 8.125%, 01/15/29	466,668
478,000	NCR Voyix Corp.* 5.125%, 04/15/29	411,591
723,000	ON Semiconductor Corp.* 3.875%, 09/01/28	621,404
705,000	Open Text Corp.* 3.875%, 02/15/28	614,104
475,000	6.900%, 12/01/27	474,088
359,000	3.875%, 12/01/29	294,728
359,000	Open Text Holdings, Inc.*^ 4.125%, 12/01/31	283,028
1,080,000	Playtika Holding Corp.* 4.250%, 03/15/29	871,927
1,350,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,110,672
680,000	Twilio, Inc. 3.625%, 03/15/29	567,508
236,000	3.875%, 03/15/31^	188,902

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
1,200,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	$955,380
1,100,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	909,513
		13,503,884
	Materials (1.9%)
500,000	ArcelorMittal, SA^ 7.000%, 10/15/39	475,560
534,000	ATI, Inc.^ 5.875%, 12/01/27	497,362
242,000	Carpenter Technology Corp. 7.625%, 03/15/30	240,425
715,000	Chemours Company* 4.625%, 11/15/29	553,324
1,530,000	Clearwater Paper Corp.* 4.750%, 08/15/28	1,352,076
716,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	665,236
478,000	Commercial Metals Company 4.125%, 01/15/30	404,560
239,000	4.375%, 03/15/32	193,143
1,115,000	Constellium, SE*^ 3.750%, 04/15/29	918,236
477,000	HB Fuller Company 4.250%, 10/15/28	414,007
475,000	INEOS Finance, PLC*^ 6.750%, 05/15/28	444,172
725,000	JW Aluminum Continuous Cast Company*^ 10.250%, 06/01/26	723,209
1,090,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	911,098
120,000	4.500%, 06/01/31	88,763
235,000	LSF11 A5 HoldCo, LLC*^ 6.625%, 10/15/29	192,820
1,260,000	Mercer International, Inc. 5.125%, 02/01/29	989,642
483,000	12.875%, 10/01/28*	488,439
935,000	OCI, NV* 6.700%, 03/16/33	865,352
720,000	Owens-Brockway Glass Container, Inc.*^ 7.250%, 05/15/31	659,794
472,000	6.625%, 05/13/27	449,750
1,105,000	Silgan Holdings, Inc. 4.125%, 02/01/28	985,605
478,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	204,799
		12,717,372
PRINCIPAL AMOUNT		VALUE
	Other (0.1%)
500,000	Gen Digital, Inc.* 7.125%, 09/30/30^	$487,405
500,000	6.750%, 09/30/27	487,560
		974,965
	Real Estate (0.4%)
764,000	EPR Properties 3.750%, 08/15/29	603,789
750,000	Forestar Group, Inc.* 5.000%, 03/01/28	661,545
502,000	3.850%, 05/15/26	450,515
1,073,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	852,359
465,000	Service Properties Trust 5.250%, 02/15/26	417,426
		2,985,634
	Special Purpose Acquisition Companies (0.2%)
955,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30^	759,894
477,000	4.625%, 01/15/29	402,726
		1,162,620
	Utilities (0.1%)
350,000	PPL Capital Funding, Inc.‡ 8.317%, 03/30/67 3 mo. USD LIBOR + 2.67%	317,117
450,000	Vistra Corp.*‡ 7.000%, 11/01/67 5 year CMT + 5.74%	411,660
250,000	8.000%, 11/01/67 5 year CMT + 6.93%	237,845
		966,622
	TOTAL CORPORATE BONDS(Cost $326,717,137)	295,809,134
CONVERTIBLE BONDS (105.0%)
	Communication Services (9.5%)
720,000	Cable One, Inc.µ 0.000%, 03/15/26	589,457
8,500,000	Liberty Media Corp.* 3.750%, 03/15/28	9,367,255
8,250,000	2.375%, 09/30/53µ	7,999,612
9,000,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	8,970,570
5,250,000	Match Group Financeco 3, Inc.*µ 2.000%, 01/15/30	4,266,518
6,000,000	Perficient, Inc.µ 0.125%, 11/15/26	4,802,940
14,500,000	Sea, Ltd. 0.250%, 09/15/26	11,530,110

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
Snap, Inc.µ 10,500,000	0.000%, 05/01/27	$7,820,925
5,750,000	0.750%, 08/01/26	5,076,215
3,500,000	Zillow Group, Inc.µ 1.375%, 09/01/26	3,676,470
		64,100,072
	Consumer Discretionary (20.0%)
11,500,000	Airbnb, Inc.µ 0.000%, 03/15/26	9,963,600
4,500,000	Booking Holdings, Inc.µ 0.750%, 05/01/25	6,862,095
4,250,000	Carnival Corp.*µ 5.750%, 12/01/27	5,035,485
6,750,000	Chegg, Inc.µ 0.000%, 09/01/26	5,243,535
14,191,000	DISH Network Corp. 0.000%, 12/15/25	8,706,746
1,195,000	2.375%, 03/15/24µ	1,145,061
11,500,000	DraftKings Holdings, Inc.µ 0.000%, 03/15/28	8,535,875
12,750,000	Etsy, Inc.µ 0.125%, 09/01/27	10,075,560
16,750,000	Ford Motor Companyµ 0.000%, 03/15/26	15,289,567
8,750,000	Liberty Broadband Corp.*µ 3.125%, 03/31/53	8,680,438
2,435,000	Lucid Group, Inc.* 1.250%, 12/15/26	1,342,075
10,250,000	Marriott Vacations Worldwide Corp.*µ 3.250%, 12/15/27	8,690,667
9,750,000	Rivian Automotive, Inc.* 4.625%, 03/15/29	10,278,255
5,750,000	Shake Shack, Inc.µ 0.000%, 03/01/28	4,252,240
15,000,000	Vail Resorts, Inc.µ^ 0.000%, 01/01/26	13,133,100
13,500,000	Wayfair, Inc.µ 3.250%, 09/15/27	13,009,140
4,250,000	Wynn Macau, Ltd.* 4.500%, 03/07/29	4,335,510
		134,578,949
	Consumer Staples (1.1%)
2,886,000	Enovis Corp.* 3.875%, 10/15/28	3,015,148
4,500,000	Post Holdings, Inc. 2.500%, 08/15/27	4,295,565
		7,310,713
	Energy (3.0%)
1,500,000	EQT Corp.µ 1.750%, 05/01/26	4,361,100
4,890,000	Nabors Industries, Inc.*µ 1.750%, 06/15/29	3,664,175
PRINCIPAL AMOUNT		VALUE
4,250,000	Northern Oil & Gas, Inc. 3.625%, 04/15/29	$5,019,548
2,750,000	Pioneer Natural Resources Company 0.250%, 05/15/25	7,017,917
9,411,000	SunEdison, Inc.@ 0.250%, 01/15/49*	94,110
898,000	0.000%, 10/01/49	8,980
		20,165,830
	Financials (1.3%)
8,750,000	Morgan Stanley Finance, LLC 1.000%, 11/23/27	8,870,750
	Health Care (22.5%)
4,500,000	Alnylam Pharmaceuticals, Inc.µ 1.000%, 09/15/27	3,905,370
5,500,000	Alphatec Holdings, Inc.µ 0.750%, 08/01/26	4,698,705
5,702,000	BioMarin Pharmaceutical, Inc.µ 0.599%, 08/01/24	5,498,496
9,500,000	CONMED Corp.µ 2.250%, 06/15/27	8,893,425
12,250,000	CryoPort, Inc.*µ 0.750%, 12/01/26	9,694,037
15,831,000	Dexcom, Inc.µ 0.250%, 11/15/25	15,027,893
8,000,000	0.375%, 05/15/28*	7,056,480
4,250,000	Envista Holdings Corp.*µ 1.750%, 08/15/28	3,677,270
6,750,000	Exact Sciences Corp.µ 0.375%, 03/15/27	5,880,600
7,250,000	Halozyme Therapeutics, Inc.µ 1.000%, 08/15/28	6,378,768
4,250,000	Insmed, Inc. 0.750%, 06/01/28	4,130,915
4,500,000	Insulet Corp.µ 0.375%, 09/01/26	4,168,575
9,125,000	Integer Holdings Corp.* 2.125%, 02/15/28	10,044,617
4,500,000	Integra LifeSciences Holdings Corp.µ 0.500%, 08/15/25	4,059,495
4,500,000	Ionis Pharmaceuticals, Inc. 0.000%, 04/01/26	4,358,025
9,950,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	10,101,538
3,721,000	Lantheus Holdings, Inc.*µ 2.625%, 12/15/27	4,128,524
10,250,000	NeoGenomics, Inc.µ 0.250%, 01/15/28	7,407,368
8,500,000	Omnicell, Inc.µ 0.250%, 09/15/25	7,556,245
8,000,000	Pacira BioSciences, Inc.µ 0.750%, 08/01/25	7,196,800

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
3,750,000	Sarepta Therapeutics, Inc.µ 1.250%, 09/15/27	$3,193,313
8,250,000	Shockwave Medical, Inc.*µ 1.000%, 08/15/28	7,999,282
6,750,000	Tandem Diabetes Care, Inc.*µ 1.500%, 05/01/25	6,372,878
		151,428,619
	Industrials (8.3%)
4,125,000	Advanced Energy Industries, Inc.*µ 2.500%, 09/15/28	3,812,738
4,250,000	Axon Enterprise, Inc.*^ 0.500%, 12/15/27	4,584,942
4,125,000	Fluor Corp.* 1.125%, 08/15/29	3,982,234
7,250,000	John Bean Technologies Corp.µ 0.250%, 05/15/26	6,524,347
4,250,000	Middleby Corp. 1.000%, 09/01/25	4,414,518
3,000,000	Parsons Corp. 0.250%, 08/15/25	3,935,520
7,000,000	Southwest Airlines Companyµ^ 1.250%, 05/01/25	6,671,000
4,000,000	Tetra Tech, Inc.*µ 2.250%, 08/15/28	3,874,760
20,000,000	Uber Technologies, Inc.µ 0.000%, 12/15/25	18,284,000
		56,084,059
	Information Technology (32.8%)
8,250,000	Akamai Technologies, Inc.µ 1.125%, 02/15/29*	8,122,208
4,500,000	0.375%, 09/01/27	4,584,015
9,250,000	Bentley Systems, Inc. 0.125%, 01/15/26	8,829,032
7,500,000	BILL Holdings, Inc.µ 0.000%, 12/01/25	7,128,450
3,250,000	Camtek, Ltd.* 0.000%, 12/01/26	3,507,465
5,750,000	Confluent, Inc.µ 0.000%, 01/15/27	4,640,940
7,500,000	CyberArk Software, Ltd.µ 0.000%, 11/15/24	8,586,000
6,250,000	Datadog, Inc. 0.125%, 06/15/25	6,882,750
6,000,000	DigitalOcean Holdings, Inc.µ 0.000%, 12/01/26	4,514,760
9,066,000	Enphase Energy, Inc.µ 0.000%, 03/01/26	7,731,757
5,750,000	Five9, Inc.µ 0.500%, 06/01/25	5,261,883
2,000,000	MongoDB, Inc.~ 0.250%, 01/15/26	3,412,600
PRINCIPAL AMOUNT		VALUE
6,000,000	NCL Corp., Ltd.µ 1.125%, 02/15/27	$4,653,240
4,500,000	2.500%, 02/15/27	3,610,440
3,000,000	5.375%, 08/01/25	3,184,440
7,500,000	Okta, Inc.µ 0.125%, 09/01/25	6,714,900
4,000,000	0.375%, 06/15/26	3,430,520
17,250,000	ON Semiconductor Corp.*µ 0.500%, 03/01/29	15,165,165
5,500,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	13,431,110
2,000,000	Q2 Holdings, Inc.µ 0.750%, 06/01/26	1,737,940
4,125,000	Rapid7, Inc.*µ 1.250%, 03/15/29	3,990,608
11,250,000	Repay Holdings Corp.*µ 0.000%, 02/01/26	9,003,937
4,000,000	Seagate HDD Cayman* 3.500%, 06/01/28	4,149,360
13,750,000	Shift4 Payments, Inc.µ 0.000%, 12/15/25	12,522,125
6,600,000	SK Hynix, Inc. 1.750%, 04/11/30	7,985,736
11,500,000	Splunk, Inc.µ 1.125%, 06/15/27	10,870,835
10,000,000	Tyler Technologies, Inc.^ 0.250%, 03/15/26	9,509,000
12,250,000	Unity Software, Inc.µ 0.000%, 11/15/26	9,600,080
6,250,000	Wix.com, Ltd. 0.000%, 08/15/25	5,542,250
8,750,000	Wolfspeed, Inc. 1.875%, 12/01/29*	5,226,550
5,338,000	0.250%, 02/15/28	3,291,624
4,250,000	Workiva, Inc.*µ 1.250%, 08/15/28	3,860,360
8,000,000	Zscaler, Inc. 0.125%, 07/01/25	9,767,520
		220,449,600
	Materials (2.4%)
1,500,000	ATI, Inc. 3.500%, 06/15/25	3,711,240
3,500,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	4,024,685
4,991,000	Lithium Americas Corp. 1.750%, 01/15/27	3,369,424
6,306,000	MP Materials Corp.*µ 0.250%, 04/01/26	5,195,892
		16,301,241
	Other (0.1%)
475,000	Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	315,884

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Real Estate (0.7%)
6,000,000	Pebblebrook Hotel Trustµ 1.750%, 12/15/26	$4,771,380
	Utilities (3.3%)
4,250,000	CMS Energy Corp.* 3.375%, 05/01/28	4,024,070
15,250,000	PPL Capital Funding, Inc.* 2.875%, 03/15/28	13,985,470
4,250,000	Southern Company*µ 3.875%, 12/15/25	4,175,540
		22,185,080
	TOTAL CONVERTIBLE BONDS(Cost $809,229,108)	706,562,177
BANK LOANS (7.0%)¡
	Airlines (0.2%)
720,000	American Airlines, Inc.‡ 10.427%, 04/20/28 3 mo. SOFR + 4.75%	731,250
738,750	Mileage Plus Holdings, LLC‡ 10.798%, 06/21/27 3 mo. SOFR + 5.25%	762,545
		1,493,795
	Communication Services (0.2%)
126,698	Clear Channel Outdoor Holdings, Inc.‡ 9.145%, 08/21/26 1 mo. SOFR + 3.50%	121,999
317,944	DIRECTV Financing, LLC‡ 10.325%, 08/02/27 1 mo. SOFR + 5.00%	309,940
1,505,000	Entercom Media Corp.‡ 8.145%, 11/18/24 3 mo. SOFR + 2.50%	661,967
485,000	Telesat Canada‡ 8.434%, 12/07/26 3 mo. SOFR + 2.75%	334,286
		1,428,192
	Consumer Discretionary (1.3%)
458,111	American Axle and Manufacturing, Inc.‡ 9.007%, 12/13/29 3 mo. SOFR + 3.50%	457,158
305,264	American Axle and Manufacturing, Inc.‡ 8.941%, 12/13/29 1 mo. SOFR + 3.50%	304,629
965,150	Caesars Entertainment Corp.‡ 8.674%, 02/06/30 1 mo. SOFR + 3.25%	962,872
972,563	Carnival Corp.‡ 8.336%, 08/08/27 1 mo. SOFR + 3.00%	956,758
PRINCIPAL AMOUNT		VALUE
980,075	Hanesbrands, Inc.‡ 9.074%, 03/08/30 1 mo. SOFR + 3.75%	$969,049
530,816	Life Time Fitness, Inc.‡ 10.130%, 01/15/26 3 mo. SOFR + 4.75%	531,944
1,105,558	Petco Health and Wellness Company, Inc.‡ 8.902%, 03/03/28 3 mo. SOFR + 3.25%	1,082,833
2,386,325	PetSmart, Inc.‡ 9.174%, 02/11/28 1 mo. SOFR + 3.75%	2,361,221
599,326	TKC Holdings, Inc.‡ 10.939%, 05/15/28 1 mo. LIBOR + 5.50%	575,353
245,000	Windsor Holdings III, LLC‡ 9.815%, 08/01/30 1 mo. SOFR + 4.50%	244,585
		8,446,402
	Consumer Staples (0.2%)
960,000	Star Parent, Inc.‡ 9.386%, 09/27/30 3 mo. LIBOR + 4.00%	917,765
500,000	United Natural Foods, Inc.‡ 8.689%, 10/22/25 1 mo. SOFR + 3.25%	499,305
		1,417,070
	Energy (0.3%)
475,000	New Fortress Energy, Inc.‡ 0.000%, 10/23/30	439,375
1,200,200	Par Petroleum, LLC‡ 9.773%, 02/28/30 3 mo. SOFR + 4.25%	1,198,700
		1,638,075
	Financials (1.3%)
240,000	Advisor Group, Inc.‡ 9.824%, 08/17/28 1 mo. SOFR + 4.50%	239,205
950,213	Alliant Holdings Intermediate, LLC‡ 8.835%, 11/05/27 1 mo. SOFR + 3.50%	948,089
526,001	Amynta Agency Borrower, Inc.‡ 10.325%, 02/28/28 1 mo. SOFR + 5.00%	526,369
192,271	Amynta Agency Borrower, Inc.‡ 10.424%, 02/28/28 1 mo. SOFR + 5.00%	192,405
989,950	AssuredPartners, Inc.‡ 8.824%, 02/12/27 1 mo. SOFR + 3.50%	982,525

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
738,150	Avolon TLB Borrower 1 LLC‡ 7.839%, 06/22/28 1 mo. SOFR + 2.50%	$739,180
873,728	Castlelake Aviation, Ltd.! 0.000%, 10/22/26	873,182
471,438	Castlelake Aviation, Ltd.‡ 8.421%, 10/22/27 3 mo. SOFR + 2.75%	470,891
952,800	Hub International, Ltd.‡ 9.365%, 11/10/29 3 mo. SOFR + 4.00%	952,662
1,761,452	Jazz Financing Lux Sarl‡ 8.939%, 05/05/28 1 mo. SOFR + 3.50%	1,762,914
1,331,550	VFH Parent, LLC‡ 8.427%, 01/13/29 1 mo. SOFR + 3.00%	1,325,032
		9,012,454
	Health Care (0.8%)
1,677,793	Amneal Pharmaceuticals, LLC‡ 8.939%, 05/04/25 1 mo. SOFR + 3.50%	1,647,525
526,015	Icon Luxembourg Sarl‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	526,928
1,001,248	Mallinckrodt International Finance, SA‡ 12.703%, 09/30/27 1 mo. SOFR + 7.25%	762,896
988,235	Padagis, LLC‡ 10.434%, 07/06/28 3 mo. SOFR + 4.75%	880,355
131,057	PRA Health Sciences, Inc. 7.902%, 07/03/28 3 mo. SOFR + 2.25%	131,285
2,374,245	Team Health Holdings, Inc.‡ 10.633%, 03/02/27 3 mo. SOFR + 5.25%	1,716,045
6,770	Team Health Holdings, Inc.‡ 10.577%, 03/02/27 1 mo. SOFR + 5.25%	4,893
		5,669,927
	Industrials (0.8%)
469,200	ACProducts, Inc.‡ 9.902%, 05/17/28 3 mo. SOFR + 4.25%	374,447
607,313	Air Canada‡ 9.128%, 08/11/28 3 mo. SOFR + 3.50%	607,464
1,225,738	ChampionX Corp.‡ 8.177%, 06/07/29 1 mo. SOFR + 2.75%	1,231,290
607,538	Emrld Borrower, LP‡ 8.380%, 05/31/30 3 mo. SOFR + 3.00%	606,967
PRINCIPAL AMOUNT		VALUE
1,125,750	Scientific Games International, Inc.‡ 8.435%, 04/14/29 1 mo. SOFR + 3.00%	$1,126,105
521,063	Summit Materials, LLC‡ 8.571%, 12/14/27 3 mo. SOFR + 3.00%	523,913
931,224	United Airlines, Inc.‡ 9.189%, 04/21/28 1 mo. SOFR + 3.75%	930,642
		5,400,828
	Information Technology (0.7%)
948,697	Banff Merger Sub, Inc.‡ 9.189%, 10/02/25 1 mo. SOFR + 3.75%	948,896
807,701	Camelot Finance SA‡ 8.439%, 10/30/26 1 mo. SOFR + 3.00%	807,621
670,000	Central Parent, Inc.! 0.000%, 07/06/29	667,069
243,163	Central Parent, Inc.‡ 9.406%, 07/06/29 3 mo. SOFR + 4.00%	242,099
962,194	Dun & Bradstreet Corp.‡ 8.176%, 02/06/26 1 mo. SOFR + 2.75%	962,194
891,298	II-VI, Inc.‡ 8.189%, 07/02/29 1 mo. SOFR + 2.75%	890,879
		4,518,758
	Materials (0.8%)
720,000	Chemours Company‡ 8.824%, 08/18/28 1 mo. SOFR + 2.50%	702,000
972,563	Ineos US Finance, LLC‡ 8.825%, 02/18/30 1 mo. SOFR + 3.50%	953,568
1,185,710	Innophos, Inc.‡ 8.689%, 02/05/27 1 mo. SOFR + 3.25%	1,175,335
1,206,975	LSF11 A5 Holdco, LLC‡ 9.674%, 10/15/28 1 mo. SOFR + 4.25%	1,186,233
497,455	Trinseo Materials Operating SCA‡ 7.939%, 05/03/28 1 mo. SOFR + 2.50%	397,313
983,781	WR Grace & Company‡ 9.402%, 09/22/28 3 mo. SOFR + 3.75%	967,795
		5,382,244
	Special Purpose Acquisition Companies (0.4%)
474,000	Clydesdale Acquisition Holdings, Inc.‡ 9.599%, 04/13/29 1 mo. SOFR + 4.18%	459,683

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
241,325	Fertitta Entertainment, LLC‡ 9.324%, 01/27/29 1 mo. SOFR + 4.00%	$236,370
1,019,700	Oscar AcquisitionCo, LLC‡ 9.990%, 04/29/29 3 mo. SOFR + 4.50%	994,952
990,000	Patagonia Holdco, LLC‡ 11.117%, 08/01/29 3 mo. SOFR + 5.75%	858,825
		2,549,830
	TOTAL BANK LOANS(Cost $48,802,327)	46,957,575
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (4.7%)
	Energy (0.0%)
26	Gulfport Energy Corp.# 10.000%, 15.000% PIK rate	230,750
	Financials (1.9%)
83,465	Apollo Global Management, Inc. 6.750%, 07/31/26	4,015,501
8,100	Bank of America Corp.‡ ‡‡ 7.250%	8,530,920
		12,546,421
	Industrials (0.5%)
75,625	Chart Industries, Inc. 6.750%, 12/15/25	3,717,725
	Utilities (2.3%)
141,020	AES Corp.^ 6.875%, 02/15/24	8,500,686
180,300	NextEra Energy, Inc.^ 6.926%, 09/01/25	6,768,462
		15,269,148
	TOTAL CONVERTIBLE PREFERRED STOCKS(Cost $42,772,967)	31,764,044
WARRANTS (0.0%)#
	Energy (0.0%)
47,739	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	5
42,965	Mcdermott International, Ltd. 06/30/27, Strike $12.33	4
	TOTAL WARRANTS(Cost $18,376)	9
NUMBER OF SHARES		VALUE
COMMON STOCKS (0.5%)
	Communication Services (0.0%)
20,285	Altice USA, Inc. - Class A#	$58,624
6,819	Cumulus Media, Inc. - Class Aµ	30,754
1	Frontier Communications Parent, Inc.µ#	18
		89,396
	Energy (0.5%)
8,836	Chaparral Energy, Inc. - Class A&#	393,202
2,869	Chesapeake Energy Corp.µ^	246,964
67,000	Energy Transfer, LP	881,050
39,795	Enterprise Products Partners, LP	1,036,262
6,644	EP Energy Corp.&#	17,440
8,557	ONEOK, Inc.^	557,916
		3,132,834
	Special Purpose Acquisition Company (0.0%)
11,411	Intelsat Emergence, SA&#	271,011
	TOTAL COMMON STOCKS(Cost $5,363,925)	3,493,241
PREFERRED STOCKS (0.4%)
	Communication Services (0.1%)
11,875	United States Cellular Corp.µ 5.500%, 06/01/70	173,612
11,375	5.500%, 03/01/70	169,033
		342,645
	Consumer Discretionary (0.1%)
6,122	Guitar Center, Inc.&#	645,871
	Energy (0.2%)
29,680	NuStar Energy, LP‡ 11.315% 3 mo. USD LIBOR + 5.64%	744,968
7,294	12.438 3 mo. USD LIBOR + 6.77%%	185,778
43,000	NuStar Logistics, LP‡ 12.390%, 01/15/43 3 mo. USD SOFR + 7.00%	1,117,140
		2,047,886
	TOTAL PREFERRED STOCKS(Cost $3,137,405)	3,036,402
RIGHTS (0.0%)#
	Communication Services (0.0%)
2	Intelsat Jackson Holdings, SA, (Expires 12/15/25)	—
2	Intelsat Jackson Holdings, SA, (Expires 12/15/25)	—
	TOTAL RIGHTS(Cost $—)	—

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.2%)#
	Consumer Discretionary (0.1%)
580	Amazon.com, Inc.
7,719,220	Call, 01/19/24, Strike $127.50	$704,700
	Information Technology (0.1%)
300	Palo Alto Networks, Inc.
7,290,600	Call, 01/19/24, Strike $250.00	471,000
	TOTAL PURCHASED OPTIONS(Cost $1,579,635)	1,175,700
	TOTAL INVESTMENTS (161.9%)(Cost $1,238,324,701)	1,089,475,997
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-19.8%)		(133,000,000)
LIABILITIES, LESS OTHER ASSETS (-42.1%)		(283,694,268)
NET ASSETS (100.0%)		$672,781,729

NOTES TO SCHEDULE OF INVESTMENTS

* Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $465,410,737.

^ Security, or portion of security, is on loan.

@ In default status and considered non-income producing.

& Illiquid security.

‡ Variable rate security. The rate shown is the rate in effect at October 31, 2023.

~ Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $2,132,875.

¡ Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

! This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

# Non-income producing security.

‡‡ Perpetual maturity.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible Opportunities and Income Fund Schedule of Investments October 31, 2023

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2023 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$295,809,134	$—	$295,809,134
Convertible Bonds	—	706,562,177	—	706,562,177
Bank Loans	—	46,957,575	—	46,957,575
Convertible Preferred Stocks	31,533,294	230,750	—	31,764,044
Warrants	—	9	—	9
Common Stocks	2,811,588	681,653	—	3,493,241
Preferred Stocks	2,216,919	819,483	—	3,036,402
Asset Backed Securities	—	677,715	—	677,715
Purchased Options	1,175,700	—	—	1,175,700
Total	$37,737,501	$1,051,738,496	$—	$1,089,475,997

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.1%)
	Other (0.1%)
850,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $782,023)	$753,016
CORPORATE BONDS (44.2%)
	Airlines (0.8%)
173,333	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	172,475
956,044	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	896,119
440,686	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	439,870
1,132,040	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	965,506
652,500	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	634,752
261,000	5.750%, 04/20/29	235,576
1,047,130	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	909,851
1,082,121	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	1,075,920
725,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	538,378
		5,868,447
	Communication Services (5.0%)
600,000	Altice France Holding, SA* 10.500%, 05/15/27	330,792
1,200,000	Altice France, SA* 5.500%, 10/15/29	831,036
1,255,000	APi Group DE, Inc.* 4.750%, 10/15/29	1,082,212
1,543,000	Arrow Bidco, LLC* 9.500%, 03/15/24	1,563,645
1,100,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	811,448
1,307,000	Audacy Capital Corp.* 6.750%, 03/31/29	21,239
490,000	6.500%, 05/01/27	7,350
952,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	770,387
1,025,000	Clear Channel Outdoor Holdings, Inc.* 9.000%, 09/15/28	999,529
1,585,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	1,257,967
PRINCIPAL AMOUNT		VALUE
1,685,000	CSC Holdings, LLC* 5.500%, 04/15/27	$1,408,525
1,630,000	5.375%, 02/01/28	1,299,729
1,600,000	4.625%, 12/01/30	812,720
1,220,000	4.500%, 11/15/31	807,079
1,150,000	5.750%, 01/15/30	606,223
750,000	Diamond Sports Group, LLC / Diamond Sports Finance Company*@ 6.625%, 08/15/27	9,510
585,000	5.375%, 08/15/26	7,172
2,605,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	2,283,022
1,060,000	Frontier California, Inc. 6.750%, 05/15/27	978,719
658,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	571,072
261,000	8.750%, 05/15/30	248,976
1,165,000	Frontier Florida, LLC@ 6.860%, 02/01/28	1,072,452
1,555,000	Frontier North, Inc.@ 6.730%, 02/15/28	1,442,527
905,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	764,897
270,000	5.250%, 12/01/27	255,304
395,000	iHeartCommunications, Inc. 8.375%, 05/01/27^	242,435
395,000	5.250%, 08/15/27*	289,938
790,000	Intelsat Jackson Holdings, SA& 9.750%, 07/15/25*	1
510,000	5.500%, 08/01/23	1
1,295,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	1,173,425
791,137	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	199,414
785,000	Lumen Technologies, Inc. 7.600%, 09/15/39	213,630
525,000	4.000%, 02/15/27*^	358,958
263,000	7.650%, 03/15/42	70,836
522,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	404,164
875,000	Nexstar Media, Inc.* 5.625%, 07/15/27	787,920
1,530,000	Paramount Global 4.900%, 08/15/44	963,808
367,000	Qwest Corp. 7.250%, 09/15/25	352,430
514,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	390,424
257,000	5.375%, 01/15/31	159,697
930,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	696,161

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
1,350,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	$1,197,369
1,044,000	4.000%, 07/15/28	888,256
515,000	3.125%, 09/01/26	462,722
261,000	3.875%, 09/01/31	196,593
957,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	596,393
1,915,000	Sprint, LLCµ 7.125%, 06/15/24	1,925,896
1,170,000	Stagwell Global, LLC* 5.625%, 08/15/29	968,011
805,000	Telecom Italia Capital, SA 6.000%, 09/30/34	663,062
1,042,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	623,908
420,000	Time Warner Cable, LLC 7.300%, 07/01/38	393,397
1,186,000	United States Cellular Corp.^ 6.700%, 12/15/33	1,129,487
390,000	Univision Communications, Inc.* 8.000%, 08/15/28	369,611
525,000	Viasat, Inc.* 5.625%, 04/15/27	459,344
		36,420,823
	Consumer Discretionary (9.5%)
1,257,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	1,277,967
1,055,000	Adams Homes, Inc.* 9.250%, 10/15/28	1,035,588
1,305,000	Adient Global Holdings Company*^ 8.250%, 04/15/31	1,277,021
830,000	American Axle & Manufacturing, Inc. 6.875%, 07/01/28	739,746
913,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	742,041
780,000	6.625%, 01/15/28	715,876
1,325,000	At Home Group, Inc.* 4.875%, 07/15/28	460,438
1,369,000	Bath & Body Works, Inc. 6.694%, 01/15/27	1,326,739
1,285,000	6.875%, 11/01/35	1,135,799
600,000	Benteler International AG*^ 10.500%, 05/15/28	606,678
657,000	Caesars Entertainment, Inc.*^ 4.625%, 10/15/29	540,902
512,000	8.125%, 07/01/27	507,566
1,100,000	Carnival Corp.* 6.000%, 05/01/29	930,336
523,000	4.000%, 08/01/28	455,653
520,000	7.625%, 03/01/26^	505,913
65,000	7.000%, 08/15/29	63,857
PRINCIPAL AMOUNT		VALUE
1,219,000	Carriage Services, Inc.*^ 4.250%, 05/15/29	$998,276
209,000	Carvana Company* 14.000%, 06/01/31	157,293
176,000	13.000%, 06/01/30	132,081
117,000	12.000%, 12/01/28	87,625
2,250,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.125%, 05/01/27	2,073,150
1,825,000	4.500%, 08/15/30	1,466,789
1,200,000	6.375%, 09/01/29	1,103,280
1,150,000	4.750%, 03/01/30	949,992
1,035,000	4.250%, 02/01/31	806,410
540,000	5.000%, 02/01/28	483,786
522,000	4.750%, 02/01/32	408,042
522,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	467,785
810,000	Cedar Fair, LP^ 5.250%, 07/15/29	700,561
520,000	Churchill Downs, Inc.* 6.750%, 05/01/31	486,174
855,000	Dana, Inc. 4.250%, 09/01/30	680,332
782,000	4.500%, 02/15/32	612,916
1,300,000	DISH DBS Corp. 5.250%, 12/01/26*	1,051,661
828,000	7.750%, 07/01/26	555,613
650,000	7.375%, 07/01/28	366,470
530,000	5.125%, 06/01/29	273,512
1,049,000	DISH Network Corp.* 11.750%, 11/15/27	1,039,926
1,510,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,236,584
1,142,000	Everi Holdings, Inc.* 5.000%, 07/15/29	960,605
1,075,000	Ford Motor Company^ 6.100%, 08/19/32	995,235
1,650,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	1,360,557
1,350,000	7.200%, 06/10/30	1,348,474
1,280,000	5.113%, 05/03/29	1,162,522
945,000	7.350%, 11/04/27	957,323
800,000	2.900%, 02/16/28	681,256
450,000	7.350%, 03/06/30	452,763
200,000	4.950%, 05/28/27	187,702
391,000	Gap, Inc.* 3.875%, 10/01/31	282,079
510,000	General Motors Company 5.200%, 04/01/45	378,038
1,795,000	goeasy, Ltd.* 5.375%, 12/01/24	1,764,252
962,000	4.375%, 05/01/26^	872,005
560,000	Goodyear Tire & Rubber Company^ 5.250%, 07/15/31	456,747
445,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	384,622

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
1,116,000	Guitar Center, Inc.*^& 8.500%, 01/15/26	$943,210
825,000	International Game Technology, PLC* 6.250%, 01/15/27	804,977
311,703	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	313,791
928,000	Kohl's Corp. 5.550%, 07/17/45	536,532
1,040,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	996,767
1,045,000	Liberty Interactive, LLC 8.250%, 02/01/30	275,305
1,008,000	Life Time, Inc.* 8.000%, 04/15/26	985,128
525,000	5.750%, 01/15/26	509,177
525,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	513,503
390,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	382,317
672,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	611,036
685,000	M/I Homes, Inc. 3.950%, 02/15/30	548,130
1,744,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	1,344,746
500,000	4.300%, 02/15/43	274,370
1,200,000	Mclaren Finance, PLC* 7.500%, 08/01/26	1,036,020
1,329,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,109,409
625,000	Newell Brands, Inc. 5.200%, 04/01/26	590,356
500,000	Nordstrom, Inc. 5.000%, 01/15/44	301,095
499,000	4.250%, 08/01/31	365,827
1,195,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	929,304
650,000	PetSmart, Inc. / PetSmart Finance Corp.* 7.750%, 02/15/29	599,469
325,000	4.750%, 02/15/28	287,830
1,460,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*^ 5.625%, 09/01/29	1,027,533
2,564,000	Rite Aid Corp.*@ 8.000%, 11/15/26	1,782,980
520,000	Royal Caribbean Cruises, Ltd.* 7.250%, 01/15/30	514,426
1,475,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	1,199,440
PRINCIPAL AMOUNT		VALUE
2,090,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	$1,925,329
1,173,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	978,188
753,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	674,334
2,125,000	Station Casinos, LLC* 4.500%, 02/15/28	1,837,296
636,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	579,339
260,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	255,788
1,215,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	1,131,894
525,000	Windsor Holdings III, LLC* 8.500%, 06/15/30	515,392
1,025,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	997,632
300,000	6.875%, 04/14/28	291,645
		68,674,073
	Consumer Staples (1.9%)
1,178,000	1375209 B.C., Ltd.* 9.000%, 01/30/28	1,145,275
1,050,000	B&G Foods, Inc.* 8.000%, 09/15/28	1,025,052
1,191,000	Central Garden & Pet Company* 4.125%, 04/30/31	951,907
1,188,000	Edgewell Personal Care Company* 4.125%, 04/01/29	999,025
1,445,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	1,189,726
260,000	6.500%, 12/31/27^	244,275
1,575,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc. 5.500%, 01/15/30^	1,441,015
650,000	5.125%, 02/01/28µ	610,474
390,000	5.750%, 04/01/33	343,383
672,000	New Albertsons, LP 7.750%, 06/15/26	679,479
1,043,000	Performance Food Group, Inc.* 4.250%, 08/01/29	885,038
775,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	640,328
477,000	Post Holdings, Inc.* 5.750%, 03/01/27	455,435
986,000	Prestige Brands, Inc.* 3.750%, 04/01/31	786,019
855,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	669,097
1,628,000	Vector Group, Ltd.* 5.750%, 02/01/29	1,382,384

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
530,000	Williams Scotsman, Inc.* 7.375%, 10/01/31	$523,338
		13,971,250
	Energy (5.8%)
1,041,000	Antero Resources Corp.* 5.375%, 03/01/30	951,516
1,037,000	Apache Corp. 5.100%, 09/01/40	807,387
810,000	Buckeye Partners, LP 3.950%, 12/01/26	739,279
545,000	5.850%, 11/15/43	386,002
1,460,000	Callon Petroleum Company*^ 7.500%, 06/15/30	1,415,295
520,000	Cheniere Energy, Inc.µ 4.625%, 10/15/28	475,384
780,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	765,359
1,465,000	Civitas Resources, Inc.* 8.750%, 07/01/31	1,480,397
775,000	Continental Resources, Inc.* 2.875%, 04/01/32	574,112
515,000	5.750%, 01/15/31	478,075
808,000	DT Midstream, Inc.* 4.125%, 06/15/29	695,817
1,024,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	1,039,534
390,000	9.875%, 07/15/31	420,853
600,000	Enbridge, Inc.‡ 7.375%, 01/15/83 5 year CMT + 3.71%	558,342
1,520,000	Energy Transfer, LP‡ 8.656%, 11/01/66 3 mo. SOFR + 3.28%	1,242,752
764,000	6.500%, 11/01/35 5 year CMT + 5.69%	694,285
1,300,000	EnLink Midstream Partners, LP 9.780%, 11/01/35‡ 3 mo. LIBOR + 4.11%	1,160,913
1,125,000	4.850%, 07/15/26	1,063,721
650,000	Enlink Midstream, LLC* 6.500%, 09/01/30	624,936
1,730,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	1,719,897
765,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	743,832
467,000	6.250%, 05/15/26	445,826
1,105,000	Gulfport Energy Corp. 8.000%, 05/17/26*	1,105,464
1,015,000	6.375%, 05/15/25&	1
310,206	8.000%, 05/17/26	310,336
1,460,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	1,298,188
PRINCIPAL AMOUNT		VALUE
782,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	$743,698
1,015,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	971,132
540,000	Moss Creek Resources Holdings, Inc.* 10.500%, 05/15/27	534,460
495,000	7.500%, 01/15/26	473,844
780,000	Nabors Industries, Inc.* 7.375%, 05/15/27	730,423
780,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	689,239
1,041,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	968,796
522,000	6.500%, 09/30/26	467,968
529,000	Oceaneering International, Inc.* 6.000%, 02/01/28	485,109
1,110,000	Parkland Corp.* 5.875%, 07/15/27	1,067,432
551,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	492,241
260,000	Permian Resources Operating LLC* 7.000%, 01/15/32	254,410
1,040,000	Plains All American Pipeline, LP‡ 9.736%, 11/01/35 3 mo. LIBOR + 4.11%	981,698
1,460,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	1,325,184
525,000	Southwestern Energy Company 5.375%, 02/01/29	486,376
521,000	4.750%, 02/01/32	448,560
261,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	224,567
1,480,100	Transocean, Inc.* 8.750%, 02/15/30	1,478,901
650,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	613,613
260,000	4.125%, 08/15/31	210,181
260,000	3.875%, 08/15/29	217,789
1,300,000	Venture Global LNG, Inc.* 8.375%, 06/01/31	1,241,500
780,000	8.125%, 06/01/28	757,864
525,000	9.875%, 02/01/32	532,807
265,000	9.500%, 02/01/29	268,983
979,000	Vital Energy, Inc. 9.500%, 01/15/25	984,306
605,000	7.750%, 07/31/29*	546,799
132,000	9.750%, 10/15/30	129,459
1,045,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	942,663
1,308,000	Weatherford International, Ltd.* 8.625%, 04/30/30	1,323,722
		41,791,227

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Financials (7.2%)
1,387,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	$1,347,498
1,562,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	1,553,268
1,496,000	AG Issuer, LLC* 6.250%, 03/01/28	1,386,313
1,830,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	1,671,668
1,653,000	Ally Financial, Inc. 4.700%, 11/01/35 7 year CMT + 3.48%‡	1,047,326
434,000	8.000%, 11/01/31	424,396
2,082,000	AmWINS Group, Inc.* 4.875%, 06/30/29	1,787,272
1,146,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	1,007,265
425,000	Avolon Holdings Funding, Ltd.*µ 5.500%, 01/15/26	409,641
2,084,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	1,818,457
985,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	822,002
657,000	5.750%, 05/15/26	602,568
1,000,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	905,340
1,335,000	Credit Acceptance Corp. 6.625%, 03/15/26^	1,272,469
1,045,000	5.125%, 12/31/24*	1,011,779
1,045,000	Cushman & Wakefield U.S. Borrower LLC*^ 8.875%, 09/01/31	992,855
1,346,000	Enact Holdings, Inc.*µ 6.500%, 08/15/25	1,325,689
1,503,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	1,141,559
1,050,000	GTCR W-2 Merger Sub, LLC* 7.500%, 01/15/31	1,036,549
1,571,000	HUB International, Ltd.* 5.625%, 12/01/29	1,356,197
817,000	7.000%, 05/01/26	796,853
781,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	606,009
1,420,000	ILFC E-Capital Trust II*‡ 7.459%, 12/21/65 3 mo. LIBOR + 1.80%	1,068,081
2,155,000	Iron Mountain, Inc.* 5.250%, 03/15/28	1,974,454
262,000	7.000%, 02/15/29	254,468
PRINCIPAL AMOUNT		VALUE
2,640,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	$2,117,676
2,029,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	1,934,449
522,000	4.750%, 06/15/29	421,348
960,000	LD Holdings Group, LLC* 6.125%, 04/01/28	537,936
1,080,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	611,593
869,000	3.400%, 03/01/27^	808,605
525,000	4.625%, 09/15/27	354,328
774,000	LPL Holdings, Inc.* 4.000%, 03/15/29	665,926
1,055,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	1,040,557
1,623,000	MetLife, Inc. 6.400%, 12/15/66	1,524,792
1,415,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	1,253,888
1,133,000	Navient Corp. 5.000%, 03/15/27	999,283
565,000	4.875%, 03/15/28	468,764
1,200,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	899,580
730,000	OneMain Finance Corp. 9.000%, 01/15/29^	713,772
715,000	3.875%, 09/15/28	569,433
518,000	7.125%, 03/15/26^	504,159
517,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	466,877
1,602,000	PHH Mortgage Corp.* 7.875%, 03/15/26	1,389,270
1,200,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	1,022,940
475,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.625%, 03/01/29	386,650
470,000	3.875%, 03/01/31	363,780
240,000	2.875%, 10/15/26	209,606
1,047,000	StoneX Group, Inc.* 8.625%, 06/15/25	1,053,272
1,212,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	1,015,341
525,000	5.750%, 06/15/27	479,078
525,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	341,397
520,000	10.500%, 02/15/28	501,400

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
1,200,000	VZ Secured Financing, BV* 5.000%, 01/15/32	$914,484
1,091,000	XHR, LP* 6.375%, 08/15/25	1,064,761
		52,254,921
	Health Care (2.9%)
2,092,000	Bausch Health Companies, Inc.* 11.000%, 09/30/28	1,280,639
413,000	14.000%, 10/15/30	227,518
391,000	6.125%, 02/01/27	218,452
2,075,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	806,594
1,180,000	8.000%, 03/15/26	1,080,408
594,000	6.875%, 04/15/29	245,209
130,000	5.250%, 05/15/30	92,425
2,079,000	DaVita, Inc.* 4.625%, 06/01/30	1,631,204
1,220,000	3.750%, 02/15/31	878,327
783,000	Embecta Corp.* 5.000%, 02/15/30	622,391
260,000	6.750%, 02/15/30	215,665
525,000	Encompass Health Corp. 4.750%, 02/01/30	455,742
525,000	4.500%, 02/01/28	473,770
1,234,000	HCA, Inc.^ 7.500%, 11/06/33	1,266,750
340,000	Jazz Securities DAC* 4.375%, 01/15/29	295,742
445,578	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 10.000%, 06/15/29	31,672
1,297,000	Medline Borrower, LP* 5.250%, 10/01/29^	1,105,381
1,295,000	3.875%, 04/01/29	1,093,951
1,900,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	1,488,232
450,000	4.125%, 04/30/28	389,443
1,103,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	885,665
2,465,000	Tenet Healthcare Corp. 6.250%, 02/01/27	2,371,626
1,420,000	6.875%, 11/15/31	1,311,810
1,320,000	Teva Pharmaceutical Finance Netherlands III, BV 5.125%, 05/09/29^	1,152,281
1,000,000	4.750%, 05/09/27^	907,830
500,000	3.150%, 10/01/26	440,140
		20,968,867
	Industrials (6.3%)
1,200,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	996,684
825,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54%	776,012
PRINCIPAL AMOUNT		VALUE
1,055,000	Air Lease Corp.‡ 4.125%, 11/01/35 5 year CMT + 3.15%	$758,999
1,750,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	1,647,152
780,000	5.875%, 02/15/28	748,324
779,000	3.500%, 03/15/29	664,791
1,200,000	Allegiant Travel Company* 7.250%, 08/15/27	1,092,936
260,000	American Airlines Group, Inc.* 3.750%, 03/01/25	243,448
587,000	Arcosa, Inc.* 4.375%, 04/15/29	513,983
2,650,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	1,547,388
821,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	690,075
533,000	Bombardier, Inc.* 7.875%, 04/15/27	513,546
1,044,000	BWX Technologies, Inc.* 4.125%, 04/15/29	903,175
1,078,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	979,665
257,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ 4.750%, 10/20/28	241,562
1,360,000	Deluxe Corp.* 8.000%, 06/01/29	1,077,895
783,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	745,025
520,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	495,383
500,000	EnerSys* 4.375%, 12/15/27	449,125
634,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	492,916
675,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	630,781
484,000	3.500%, 03/01/29	406,545
1,141,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	934,787
2,438,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	2,070,350
1,549,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	1,145,950
1,350,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,271,714
1,210,000	IEA Energy Services, LLC* 6.625%, 08/15/29	1,155,913

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
727,000	JELD-WEN, Inc.* 4.625%, 12/15/25	$690,614
540,000	4.875%, 12/15/27	461,095
1,690,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	1,440,133
1,040,000	Knife River Holding Company* 7.750%, 05/01/31	1,037,743
515,000	MasTec, Inc.*µ 4.500%, 08/15/28	452,834
650,000	Moog, Inc.* 4.250%, 12/15/27	590,226
1,302,000	Newfold Digital Holdings Group, Inc.*^ 6.000%, 02/15/29	860,791
1,040,000	Novelis Corp.* 4.750%, 01/30/30	886,652
390,000	OI European Group, BV* 4.750%, 02/15/30	332,077
1,200,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC*^ 4.000%, 10/15/27	1,056,504
1,573,000	Patrick Industries, Inc.*^ 4.750%, 05/01/29	1,293,179
525,000	QVC, Inc. 5.450%, 08/15/34	223,608
809,000	Sealed Air Corp.* 6.125%, 02/01/28	770,427
261,000	5.000%, 04/15/29^	232,924
400,000	Sensata Technologies, BV* 4.000%, 04/15/29	340,552
519,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	416,165
774,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30	487,171
515,000	5.500%, 03/01/30^	280,114
1,030,000	Standard Industries, Inc.* 5.000%, 02/15/27	954,058
835,000	Stericycle, Inc.* 3.875%, 01/15/29	713,474
779,000	STL Holding Company, LLC* 7.500%, 02/15/26	731,629
1,404,000	TransDigm, Inc. 6.250%, 03/15/26*	1,373,982
1,125,000	6.875%, 12/15/30*	1,088,764
815,000	7.500%, 03/15/27	815,114
790,000	6.750%, 08/15/28*	768,860
1,039,000	Tronox, Inc.* 4.625%, 03/15/29	816,758
421,811	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	373,843
1,039,000	Vertiv Group Corp.* 4.125%, 11/15/28	909,281
1,095,000	Wabash National Corp.* 4.500%, 10/15/28	908,007
PRINCIPAL AMOUNT		VALUE
915,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	$844,133
604,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	537,379
		45,882,215
	Information Technology (2.0%)
521,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	460,173
604,000	Coherent Corp.*^ 5.000%, 12/15/29	513,545
1,136,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	686,212
955,000	CommScope, Inc.*^ 4.750%, 09/01/29	652,389
660,000	Dell International, LLC / EMC Corp.µ 6.020%, 06/15/26	660,746
522,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	449,776
520,000	Fair Isaac Corp.* 4.000%, 06/15/28	463,918
1,130,000	KBR, Inc.* 4.750%, 09/30/28	996,490
1,130,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28^	843,827
520,000	5.500%, 09/01/28	434,918
528,000	NCL Corp., Ltd.* 8.125%, 01/15/29	516,564
522,000	NCR Voyix Corp.* 5.125%, 04/15/29	449,479
771,000	ON Semiconductor Corp.* 3.875%, 09/01/28	662,659
780,000	Open Text Corp.* 3.875%, 02/15/28	679,435
525,000	6.900%, 12/01/27	523,992
391,000	3.875%, 12/01/29	320,999
391,000	Open Text Holdings, Inc.*^ 4.125%, 12/01/31	308,257
1,168,000	Playtika Holding Corp.* 4.250%, 03/15/29	942,973
1,450,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,192,944
725,000	Twilio, Inc. 3.625%, 03/15/29	605,063
259,000	3.875%, 03/15/31^	207,311
1,300,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	1,034,995
1,200,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	992,196
		14,598,861
	Materials (1.9%)
555,000	ArcelorMittal, SA^ 7.000%, 10/15/39	527,872

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
500,000	ATI, Inc. 5.875%, 12/01/27	$465,695
258,000	Carpenter Technology Corp. 7.625%, 03/15/30	256,320
780,000	Chemours Company*^ 4.625%, 11/15/29	603,626
1,640,000	Clearwater Paper Corp.* 4.750%, 08/15/28	1,449,284
780,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	724,698
522,000	Commercial Metals Company 4.125%, 01/15/30	441,800
261,000	4.375%, 03/15/32	210,922
1,210,000	Constellium, SE*^ 3.750%, 04/15/29	996,471
512,000	HB Fuller Company 4.250%, 10/15/28	444,385
525,000	INEOS Finance, PLC*^ 6.750%, 05/15/28	490,928
800,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	798,024
1,180,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	986,327
130,000	4.500%, 06/01/31	96,160
260,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	213,333
1,367,000	Mercer International, Inc. 5.125%, 02/01/29	1,073,683
520,000	12.875%, 10/01/28*	525,855
1,015,000	OCI, NV* 6.700%, 03/16/33	939,393
785,000	Owens-Brockway Glass Container, Inc.*^ 7.250%, 05/15/31	719,358
505,000	6.625%, 05/13/27	481,194
1,194,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,064,988
521,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	223,223
		13,733,539
	Other (0.1%)
475,000	Gen Digital, Inc.* 7.125%, 09/30/30^	463,035
475,000	6.750%, 09/30/27	463,182
		926,217
	Real Estate (0.4%)
834,000	EPR Properties 3.750%, 08/15/29	659,110
750,000	Forestar Group, Inc.* 5.000%, 03/01/28	661,545
551,000	3.850%, 05/15/26	494,490
PRINCIPAL AMOUNT		VALUE
1,168,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	$927,824
485,000	Service Properties Trust 5.250%, 02/15/26	435,380
		3,178,349
	Special Purpose Acquisition Companies (0.2%)
1,045,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	831,507
524,000	4.625%, 01/15/29	442,408
		1,273,915
	Utilities (0.2%)
379,000	PPL Capital Funding, Inc.‡ 8.317%, 03/30/67 3 mo. LIBOR + 2.67%	343,393
525,000	Vistra Corp.*‡ 7.000%, 11/01/67 5 year CMT + 5.74%	480,270
270,000	8.000%, 11/01/67 5 year CMT + 6.93%	256,873
		1,080,536
	TOTAL CORPORATE BONDS(Cost $353,954,379)	320,623,240
CONVERTIBLE BONDS (106.1%)
	Communication Services (9.7%)
780,000	Cable One, Inc.µ 0.000%, 03/15/26	638,578
9,250,000	Liberty Media Corp.* 3.750%, 03/15/28	10,193,777
8,750,000	2.375%, 09/30/53	8,484,438
9,750,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	9,718,117
5,750,000	Match Group Financeco 3, Inc.*µ~ 2.000%, 01/15/30	4,672,853
6,750,000	Perficient, Inc.µ 0.125%, 11/15/26	5,403,308
16,500,000	Sea, Ltd. 0.250%, 09/15/26	13,120,470
11,500,000	Snap, Inc.µ 0.000%, 05/01/27	8,565,775
6,000,000	0.750%, 08/01/26	5,296,920
3,750,000	Zillow Group, Inc.µ 1.375%, 09/01/26	3,939,075
		70,033,311
	Consumer Discretionary (20.1%)
12,250,000	Airbnb, Inc.µ 0.000%, 03/15/26	10,613,400
5,000,000	Booking Holdings, Inc.µ 0.750%, 05/01/25	7,624,550

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
4,500,000	Carnival Corp.*µ 5.750%, 12/01/27	$5,331,690
7,500,000	Chegg, Inc.µ 0.000%, 09/01/26	5,826,150
15,570,000	DISH Network Corp. 0.000%, 12/15/25	9,552,818
1,286,000	2.375%, 03/15/24µ	1,232,258
12,500,000	DraftKings Holdings, Inc.µ 0.000%, 03/15/28	9,278,125
14,000,000	Etsy, Inc.µ 0.125%, 09/01/27	11,063,360
18,500,000	Ford Motor Companyµ 0.000%, 03/15/26	16,886,985
9,250,000	Liberty Broadband Corp.* 3.125%, 03/31/53	9,176,463
2,620,000	Lucid Group, Inc.* 1.250%, 12/15/26	1,444,039
11,000,000	Marriott Vacations Worldwide Corp.*µ 3.250%, 12/15/27	9,326,570
10,250,000	Rivian Automotive, Inc.* 4.625%, 03/15/29	10,805,345
6,250,000	Shake Shack, Inc.µ 0.000%, 03/01/28	4,622,000
16,250,000	Vail Resorts, Inc.µ^ 0.000%, 01/01/26	14,227,525
14,500,000	Wayfair, Inc.µ 3.250%, 09/15/27	13,972,780
4,500,000	Wynn Macau, Ltd.* 4.500%, 03/07/29	4,590,540
		145,574,598
	Consumer Staples (1.1%)
3,067,000	Enovis Corp.* 3.875%, 10/15/28	3,204,248
5,000,000	Post Holdings, Inc. 2.500%, 08/15/27	4,772,850
		7,977,098
	Energy (3.0%)
1,675,000	EQT Corp.µ 1.750%, 05/01/26	4,869,895
5,265,000	Nabors Industries, Inc.*µ 1.750%, 06/15/29	3,945,170
4,500,000	Northern Oil & Gas, Inc. 3.625%, 04/15/29	5,314,815
3,000,000	Pioneer Natural Resources Companyµ 0.250%, 05/15/25	7,655,910
10,545,000	SunEdison, Inc.@ 0.250%, 01/15/49*	105,450
1,027,000	2.000%, 10/01/49	10,270
		21,901,510
	Financials (1.3%)
9,250,000	Morgan Stanley Finance, LLC 1.000%, 11/23/27	9,377,650
PRINCIPAL AMOUNT		VALUE
	Health Care (22.7%)
5,000,000	Alnylam Pharmaceuticals, Inc.µ 1.000%, 09/15/27	$4,339,300
6,000,000	Alphatec Holdings, Inc.µ 0.750%, 08/01/26	5,125,860
6,019,000	BioMarin Pharmaceutical, Inc.µ 0.599%, 08/01/24	5,804,182
10,250,000	CONMED Corp.µ 2.250%, 06/15/27	9,595,537
13,500,000	CryoPort, Inc.*µ 0.750%, 12/01/26	10,683,225
17,458,000	Dexcom, Inc.µ 0.250%, 11/15/25	16,572,356
8,750,000	0.375%, 05/15/28*	7,718,025
4,500,000	Envista Holdings Corp.*µ 1.750%, 08/15/28	3,893,580
7,500,000	Exact Sciences Corp.µ 0.375%, 03/15/27	6,534,000
7,750,000	Halozyme Therapeutics, Inc.µ 1.000%, 08/15/28	6,818,682
4,750,000	Insmed, Inc.µ 0.750%, 06/01/28	4,616,905
5,000,000	Insulet Corp.µ 0.375%, 09/01/26	4,631,750
9,750,000	Integer Holdings Corp.*µ 2.125%, 02/15/28	10,732,605
4,750,000	Integra LifeSciences Holdings Corp.µ 0.500%, 08/15/25	4,285,023
4,750,000	Ionis Pharmaceuticals, Inc. 0.000%, 04/01/26	4,600,138
10,905,000	Jazz Investments I, Ltd. 2.000%, 06/15/26	11,071,083
4,040,000	Lantheus Holdings, Inc.*µ 2.625%, 12/15/27	4,482,461
11,250,000	NeoGenomics, Inc.µ 0.250%, 01/15/28	8,130,037
9,500,000	Omnicell, Inc.µ 0.250%, 09/15/25	8,445,215
8,750,000	Pacira BioSciences, Inc.µ 0.750%, 08/01/25	7,871,500
4,000,000	Sarepta Therapeutics, Inc.µ 1.250%, 09/15/27	3,406,200
9,000,000	Shockwave Medical, Inc.*µ 1.000%, 08/15/28	8,726,490
7,250,000	Tandem Diabetes Care, Inc.*µ 1.500%, 05/01/25	6,844,942
		164,929,096
	Industrials (8.5%)
4,500,000	Advanced Energy Industries, Inc.*µ 2.500%, 09/15/28	4,159,350
4,750,000	Axon Enterprise, Inc.*µ 0.500%, 12/15/27	5,124,347

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
4,500,000	Fluor Corp.*^ 1.125%, 08/15/29	$4,344,255
7,750,000	John Bean Technologies Corp.µ 0.250%, 05/15/26	6,974,302
4,750,000	Middleby Corp. 1.000%, 09/01/25	4,933,873
3,250,000	Parsons Corp. 0.250%, 08/15/25	4,263,480
7,750,000	Southwest Airlines Companyµ^~ 1.250%, 05/01/25	7,385,750
4,500,000	Tetra Tech, Inc.* 2.250%, 08/15/28	4,359,105
21,750,000	Uber Technologies, Inc.µ 0.000%, 12/15/25	19,883,850
		61,428,312
	Information Technology (33.3%)
9,000,000	Akamai Technologies, Inc. 1.125%, 02/15/29*	8,860,590
4,750,000	0.375%, 09/01/27µ	4,838,683
10,000,000	Bentley Systems, Inc. 0.125%, 01/15/26	9,544,900
11,750,000	BILL Holdings, Inc.µ 0.000%, 04/01/27	9,325,152
3,500,000	Camtek, Ltd.* 0.000%, 12/01/26	3,777,270
6,250,000	Confluent, Inc.µ 0.000%, 01/15/27	5,044,500
8,250,000	CyberArk Software, Ltd.µ 0.000%, 11/15/24	9,444,600
6,875,000	Datadog, Inc.µ 0.125%, 06/15/25	7,571,025
6,750,000	DigitalOcean Holdings, Inc.µ 0.000%, 12/01/26	5,079,105
10,012,000	Enphase Energy, Inc.µ 0.000%, 03/01/26	8,538,534
6,250,000	Five9, Inc.µ 0.500%, 06/01/25	5,719,437
2,250,000	MongoDB, Inc.µ 0.250%, 01/15/26	3,839,175
6,500,000	NCL Corp., Ltd.µ 1.125%, 02/15/27	5,041,010
5,000,000	2.500%, 02/15/27	4,011,600
3,250,000	5.375%, 08/01/25	3,449,810
8,000,000	Okta, Inc.µ 0.125%, 09/01/25	7,162,560
4,250,000	0.375%, 06/15/26	3,644,928
18,500,000	ON Semiconductor Corp.*µ 0.500%, 03/01/29	16,264,090
6,000,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	14,652,120
2,250,000	Q2 Holdings, Inc.µ 0.750%, 06/01/26	1,955,183
4,500,000	Rapid7, Inc.*µ 1.250%, 03/15/29	4,353,390
PRINCIPAL AMOUNT		VALUE
12,250,000	Repay Holdings Corp.*µ 0.000%, 02/01/26	$9,804,287
4,500,000	Seagate HDD Cayman* 3.500%, 06/01/28	4,668,030
15,000,000	Shift4 Payments, Inc.µ 0.000%, 12/15/25	13,660,500
7,000,000	SK Hynix, Inc. 1.750%, 04/11/30	8,469,720
12,750,000	Splunk, Inc.µ 1.125%, 06/15/27	12,052,447
10,750,000	Tyler Technologies, Inc.^ 0.250%, 03/15/26	10,222,175
13,250,000	Unity Software, Inc.µ 0.000%, 11/15/26	10,383,760
7,000,000	Wix.com, Ltd. 0.000%, 08/15/25	6,207,320
9,500,000	Wolfspeed, Inc. 1.875%, 12/01/29*	5,674,540
5,711,000	0.250%, 02/15/28	3,521,631
4,500,000	Workiva, Inc.*µ 1.250%, 08/15/28	4,087,440
8,500,000	Zscaler, Inc. 0.125%, 07/01/25	10,377,990
		241,247,502
	Materials (2.4%)
1,500,000	ATI, Inc. 3.500%, 06/15/25	3,711,240
3,750,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	4,312,162
5,407,000	Lithium Americas Corp. 1.750%, 01/15/27	3,650,266
6,858,000	MP Materials Corp.*µ 0.250%, 04/01/26	5,650,718
		17,324,386
	Other (0.0%)
525,000	Multiplan Corp.* 6.000%, 10/15/27 7.000% PIK rate	349,136
	Real Estate (0.7%)
6,500,000	Pebblebrook Hotel Trustµ 1.750%, 12/15/26	5,168,995
	Utilities (3.3%)
4,500,000	CMS Energy Corp.* 3.375%, 05/01/28	4,260,780
16,500,000	PPL Capital Funding, Inc.* 2.875%, 03/15/28	15,131,820
4,750,000	Southern Company* 3.875%, 12/15/25	4,666,780
		24,059,380
	TOTAL CONVERTIBLE BONDS(Cost $883,668,612)	769,370,974

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
BANK LOANS (7.0%)¡
	Airlines (0.2%)
792,000	American Airlines, Inc.‡ 10.427%, 04/20/28 3 mo. SOFR + 4.75%	$804,375
806,250	Mileage Plus Holdings, LLC‡ 10.798%, 06/21/27 3 mo. SOFR + 5.25%	832,219
		1,636,594
	Communication Services (0.2%)
126,698	Clear Channel Outdoor Holdings, Inc.‡ 8.922%, 08/21/26 3 mo. SOFR + 3.50%	122,000
365,603	DIRECTV Financing, LLC‡ 10.325%, 08/02/27 1 mo. SOFR + 5.00%	356,399
1,527,000	Entercom Media Corp.‡ 8.145%, 11/18/24 3 mo. SOFR + 2.50%	671,643
525,000	Telesat Canada‡ 8.434%, 12/07/26 3 mo. SOFR + 2.75%	361,856
		1,511,898
	Consumer Discretionary (1.3%)
472,889	American Axle and Manufacturing, Inc.‡ 9.007%, 12/31/29 3 mo. SOFR + 3.50%	471,905
315,111	American Axle and Manufacturing, Inc.‡ 8.941%, 12/13/29 1 mo. SOFR + 3.50%	314,456
1,069,625	Caesars Entertainment, Inc.‡ 8.674%, 02/06/30 1 mo. SOFR + 3.25%	1,067,101
1,047,375	Carnival Corp.‡ 8.336%, 08/08/27 1 mo. SOFR + 3.00%	1,030,355
1,044,750	Hanesbrands, Inc.‡ 9.074%, 03/08/30 1 mo. SOFR + 3.75%	1,032,996
596,912	Life Time Fitness, Inc.‡ 10.130%, 01/15/26 3 mo. SOFR + 4.75%	598,180
1,196,932	Petco Health and Wellness Company, Inc.‡ 8.902%, 03/03/28 3 mo. SOFR + 3.25%	1,172,329
2,581,898	PetSmart, Inc.‡ 9.174%, 02/11/28 1 mo. SOFR + 3.75%	2,554,737
650,704	TKC Holdings, Inc.‡ 10.939%, 05/15/28 1 mo. SOFR + 5.50%	624,676
PRINCIPAL AMOUNT		VALUE
265,000	Windsor Holdings III, LLC‡ 9.815%, 08/01/30 1 mo. SOFR + 4.50%	$264,551
		9,131,286
	Consumer Staples (0.2%)
1,050,000	Star Parent, Inc.‡ 9.386%, 09/27/30 3 mo. LIBOR + 4.00%	1,003,805
550,000	United Natural Foods, Inc.‡ 8.689%, 10/22/25 1 mo. SOFR + 3.25%	549,236
		1,553,041
	Energy (0.2%)
525,000	New Fortress Energy, Inc.‡ 10.390%, 10/27/28 3 mo. SOFR + 5.00%	485,625
1,329,625	Par Petroleum, LLC‡ 9.772%, 02/28/30 3 mo. SOFR + 4.25%	1,327,963
		1,813,588
	Financials (1.3%)
265,000	Advisor Group, Inc.‡ 9.824%, 08/17/28 1 mo. SOFR + 4.50%	264,123
1,054,687	Alliant Holdings Intermediate, LLC‡ 8.835%, 11/05/27 1 mo. SOFR + 3.50%	1,052,330
565,905	Amynta Agency Borrower, Inc.‡ 10.325%, 02/28/28 1 mo. SOFR + 5.00%	566,301
206,857	Amynta Agency Borrower, Inc.‡ 10.424%, 02/28/28 1 mo. SOFR + 5.00%	207,001
1,039,447	AssuredPartners, Inc.‡ 8.824%, 02/12/27 1 mo. SOFR + 3.50%	1,031,652
788,025	Avolon TLB Borrower 1 LLC‡ 7.839%, 06/22/28 1 mo. SOFR + 2.50%	789,124
918,664	Castlelake Aviation, Ltd.! 0.000%, 10/22/26	918,090
521,063	Castlelake Aviation, Ltd.‡ 8.421%, 10/22/27 3 mo. SOFR + 2.75%	520,458
1,042,125	Hub International, Ltd.‡ 9.365%, 11/10/29 3 mo. SOFR + 4.00%	1,041,974
1,849,524	Jazz Financing Lux Sarl‡ 8.939%, 05/05/28 1 mo. SOFR + 3.50%	1,851,059
1,440,450	VFH Parent, LLC‡ 8.427%, 01/13/29 1 mo. SOFR + 3.00%	1,433,399
		9,675,511

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Health Care (0.9%)
1,815,189	Amneal Pharmaceuticals, LLC‡ 8.939%, 05/04/25 1 mo. SOFR + 3.50%	$1,782,443
569,215	ICON Luxembourg Sarl‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	570,202
1,009,592	Mallinckrodt International Finance, SA‡ 12.703%, 09/30/27 1 mo. SOFR + 7.25%	769,254
1,152,941	Padagis, LLC‡ 10.434%, 07/06/28 3 mo. SOFR + 4.75%	1,027,080
141,820	PRA Health Sciences, Inc.‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	142,066
2,585,863	Team Health Holdings, Inc.‡ 10.633%, 03/02/27 3 mo. SOFR + 5.25%	1,868,998
7,373	Team Health Holdings, Inc.‡ 10.574%, 03/02/27 1 mo. SOFR + 5.25%	5,329
		6,165,372
	Industrials (0.8%)
508,300	ACProducts, Inc.‡ 9.902%, 05/17/28 3 mo. SOFR + 4.25%	405,651
641,875	Air Canada‡ 9.128%, 08/11/28 3 mo. SOFR + 3.50%	642,036
1,315,063	ChampionX Corp.‡ 8.177%, 06/07/29 1 mo. SOFR + 2.75%	1,321,020
647,136	Emrld Borrower, LP‡ 8.380%, 05/31/30 3 mo. SOFR + 3.00%	646,528
1,185,000	Scientific Games International, Inc.‡ 8.435%, 04/14/29 1 mo. SOFR + 3.00%	1,185,373
545,875	Summit Materials, LLC‡ 8.571%, 12/14/27 3 mo. SOFR + 3.00%	548,861
1,008,827	United Airlines, Inc.‡ 9.189%, 04/21/28 1 mo. SOFR + 3.75%	1,008,196
		5,757,665
	Information Technology (0.7%)
1,028,400	Banff Merger Sub, Inc.‡ 9.189%, 10/02/25 1 mo. SOFR + 3.75%	1,028,615
864,199	Camelot Finance SA‡ 8.439%, 10/30/26 1 mo. SOFR + 3.00%	864,112
PRINCIPAL AMOUNT		VALUE
715,000	Central Parent Inc.! 0.000%, 07/06/29	$711,872
267,975	Central Parent, Inc.‡ 9.406%, 07/06/29 3 mo. SOFR + 4.00%	266,803
1,004,436	Dun & Bradstreet Corp.‡ 8.176%, 02/06/26 1 mo. SOFR + 2.75%	1,004,436
955,289	II-VI, Inc.‡ 8.189%, 07/02/29 1 mo. SOFR + 2.75%	954,840
		4,830,678
	Materials (0.8%)
785,000	Chemours Company‡ 8.824%, 08/18/28 1 mo. SOFR + 2.50%	765,375
1,047,375	Ineos US Finance, LLC‡ 8.924%, 02/18/30 1 mo. SOFR + 3.50%	1,026,920
1,288,672	Innophos, Inc.‡ 8.689%, 02/05/27 1 mo. SOFR + 3.25%	1,277,396
1,311,713	LSF11 A5 Holdco, LLC‡ 9.674%, 10/15/28 1 mo. SOFR + 4.25%	1,289,171
507,405	Trinseo Materials Operating SCA‡ 7.939%, 05/03/28 1 mo. SOFR + 2.50%	405,259
1,073,150	W.R. Grace & Co.-Conn.‡ 9.402%, 09/22/28 3 mo. SOFR + 3.75%	1,055,711
		5,819,832
	Special Purpose Acquisition Companies (0.4%)
523,375	Clydesdale Acquisition Holdings, Inc.‡ 9.599%, 04/13/29 1 mo. SOFR + 4.18%	507,566
261,025	Fertitta Entertainment, LLC‡ 9.324%, 01/27/29 1 mo. SOFR + 4.00%	255,666
1,118,700	Oscar AcquisitionCo, LLC‡ 9.990%, 04/29/29 3 mo. SOFR + 4.50%	1,091,549
1,049,400	Patagonia Holdco, LLC‡ 11.117%, 08/01/29 3 mo. SOFR + 5.75%	910,355
		2,765,136
	TOTAL BANK LOANS(Cost $52,602,913)	50,660,601

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Convertible and High Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
COMMON STOCKS (0.5%)
	Communication Services (0.0%)
21,970	Altice USA, Inc. - Class A	$63,493
7,383	Cumulus Media, Inc. - Class A	33,297
		96,790
	Energy (0.5%)
10,051	Chaparral Energy, Inc. - Class A	447,270
3,106	Chesapeake Energy Corp.	267,365
72,575	Energy Transfer, LP	954,361
43,085	Enterprise Products Partners, LP	1,121,933
7,238	Ep Energy Corp.	19,000
9,267	ONEOK, Inc.	604,208
		3,414,137
	Special Purpose Acquisition Company (0.0%)
12,300	Intelsat Emergence, SA	292,125
	TOTAL COMMON STOCKS(Cost $5,871,167)	3,803,052
CONVERTIBLE PREFERRED STOCKS (4.8%)
	Energy (0.0%)
29	Gulfport Energy Corp. 10.000%, 12/01/23 15.000% PIK rate	257,375
	Financials (1.9%)
89,885	Apollo Global Management, Inc. 6.750%, 07/31/26	4,324,367
8,775	Bank of America Corp.‡‡ 7.250%	9,241,830
		13,566,197
	Industrials (0.6%)
81,495	Chart Industries, Inc. 6.750%, 12/15/25	4,006,294
	Utilities (2.3%)
154,145	AES Corp. 6.875%, 02/15/24	9,291,861
194,000	NextEra Energy, Inc.^ 6.926%, 09/01/25	7,282,760
		16,574,621
	TOTAL CONVERTIBLE PREFERRED STOCKS(Cost $46,338,803)	34,404,487
PREFERRED STOCKS (0.5%)
	Communication Services (0.1%)
12,900	United States Cellular Corp.µ 5.500%, 06/01/70	188,598
12,370	5.500%, 03/01/70	183,818
		372,416
	Consumer Discretionary (0.1%)
6,662	Guitar Center, Inc.&	702,841
NUMBER OF SHARES		VALUE
	Energy (0.3%)
32,380	NuStar Energy, LP‡ 11.315%, 11/30/23 3 mo. LIBOR + 5.64%	$812,738
7,920	NuStar Energy, LP‡ 12.438%, 11/30/23 3 mo. LIBOR + 6.77%	201,723
47,000	NuStar Logistics, LP‡ 12.390%, 01/15/43 3 mo. LIBOR + 6.73%	1,221,060
		2,235,521
	TOTAL PREFERRED STOCKS(Cost $3,419,819)	3,310,778
RIGHTS (0.0%) #
	Communication Services (0.0%)
2	Intelsat Jackson Holdings, SA, (Expires 12/5/25)	—
2	Intelsat Jackson Holdings, SA, (Expires 12/5/25)	—
	TOTAL RIGHTS(Cost $—)	—
WARRANTS (0.0%) #
	Energy (0.0%)
52,447	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	5
47,202	Mcdermott International, Ltd. 06/30/27, Strike $12.33	5
	TOTAL WARRANTS(Cost $20,125)	10
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.2%)#
	Information Technology (0.1%)
320	Palo Alto Networks, Inc.
7,776,640	Call, 01/19/24, Strike $250.00	502,400
	Consumer Discretionary (0.1%)
625	Amazon.com, Inc.
8,318,125	Call, 01/19/24, Strike $127.50	759,375
	TOTAL PURCHASED OPTIONS(Cost $1,693,766)	1,261,775
	TOTAL INVESTMENTS (163.4%)(Cost $1,348,351,607)	1,184,187,933
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-20.0%)		(145,000,000)
LIABILITIES, LESS OTHER ASSETS (-43.4%)		(314,367,165)
NET ASSETS (100.0%)		$724,820,768

See accompanying Notes to Schedule of Investments

www.calamos.com

Convertible and High Income Fund Schedule of Investments October 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS

* Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $514,095,046.

^ Security, or portion of security, is on loan.

@ In default status and considered non-income producing.

& Illiquid security.

‡ Variable rate security. The rate shown is the rate in effect at October 31, 2023.

~ Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $1,976,587.

¡ Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

! This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡ Perpetual maturity.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2023 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$320,623,240	$—	$320,623,240
Convertible Bonds	—	769,370,974	—	769,370,974
Bank Loans	—	50,660,601	—	50,660,601
Asset Backed Securities	—	753,016	—	753,016
Convertible Preferred Stocks	34,147,112	257,375	—	34,404,487
Common Stocks	3,044,657	758,395	—	3,803,052
Warrants	—	10	—	10
Preferred Stocks	2,419,339	891,439	—	3,310,778
Purchased Options	1,261,775	—	—	1,261,775
Total	$40,872,883	$1,143,315,050	$—	$1,184,187,933

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
955,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $878,626)	$846,036
CORPORATE BONDS (18.1%)
	Airlines (0.3%)
199,333	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	198,346
1,070,769	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	1,003,653
511,510	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	510,564
1,299,480	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	1,108,314
736,667	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	716,629
295,000	5.750%, 04/20/29	266,264
1,200,476	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	1,043,093
1,281,692	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	1,274,348
835,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	620,063
		6,741,274
	Communication Services (2.0%)
700,000	Altice France Holding, SA* 10.500%, 05/15/27	385,924
1,400,000	Altice France, SA* 5.500%, 10/15/29	969,542
1,415,000	APi Group DE, Inc.* 4.750%, 10/15/29	1,220,183
1,739,000	Arrow Bidco, LLC* 9.500%, 03/15/24	1,762,268
1,270,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	936,854
1,479,000	Audacy Capital Corp.* 6.750%, 03/31/29	24,034
538,000	6.500%, 05/01/27	8,070
1,070,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	865,876
1,190,000	Clear Channel Outdoor Holdings, Inc.* 9.000%, 09/15/28	1,160,428
PRINCIPAL AMOUNT		VALUE
1,815,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	$1,440,511
1,940,000	CSC Holdings, LLC* 5.500%, 04/15/27	1,621,685
1,800,000	5.375%, 02/01/28	1,435,284
1,800,000	4.625%, 12/01/30	914,310
1,395,000	4.500%, 11/15/31	922,848
1,250,000	5.750%, 01/15/30	658,937
825,000	Diamond Sports Group, LLC / Diamond Sports Finance Company*@ 6.625%, 08/15/27	10,461
656,000	5.375%, 08/15/26	8,042
2,933,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	2,570,481
1,210,000	Frontier California, Inc. 6.750%, 05/15/27	1,117,217
749,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	650,050
298,000	8.750%, 05/15/30	284,271
1,333,000	Frontier Florida, LLC@ 6.860%, 02/01/28	1,227,106
1,785,000	Frontier North, Inc.@ 6.730%, 02/15/28	1,655,891
1,030,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	870,546
301,000	5.250%, 12/01/27	284,617
450,000	iHeartCommunications, Inc. 8.375%, 05/01/27^	276,192
450,000	5.250%, 08/15/27*	330,309
900,000	Intelsat Jackson Holdings, SA@& 9.750%, 07/15/25*	1
585,000	5.500%, 08/01/23	1
1,480,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	1,341,058
875,638	Ligado Networks, LLC* 15.500%, 11/01/23 PIK rate	220,713
900,000	Lumen Technologies, Inc. 7.600%, 09/15/39	244,926
600,000	4.000%, 02/15/27*^	410,238
300,000	7.650%, 03/15/42	80,802
596,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	461,459
1,000,000	Nexstar Media, Inc.* 5.625%, 07/15/27	900,480
1,765,000	Paramount Global 4.900%, 08/15/44	1,111,844
286,000	6.375%, 03/30/62‡ 5 year CMT + 4.00%	209,769
419,000	Qwest Corp. 7.250%, 09/15/25	402,366

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
235,000	Rogers Communications, Inc.*‡ 5.250%, 03/15/82 5 year CMT + 3.59%	$207,176
591,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	448,912
295,000	5.375%, 01/15/31	183,310
985,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	737,332
1,500,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	1,330,410
1,185,000	4.000%, 07/15/28	1,008,222
585,000	3.125%, 09/01/26	525,617
298,000	3.875%, 09/01/31	224,462
1,084,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	675,538
3,045,000	Sprint, LLC 7.125%, 06/15/24	3,062,326
1,350,000	Stagwell Global, LLC* 5.625%, 08/15/29	1,116,936
880,000	Telecom Italia Capital, SA 6.000%, 09/30/34	724,838
1,196,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	716,117
480,000	Time Warner Cable, LLC 7.300%, 07/01/38	449,597
1,356,000	United States Cellular Corp.^ 6.700%, 12/15/33	1,291,387
450,000	Univision Communications, Inc.* 8.000%, 08/15/28	426,474
600,000	Viasat, Inc.* 5.625%, 04/15/27	524,964
125,000	Vodafone Group, PLC‡ 7.000%, 04/04/79 U.S. 5 yr Swap + 4.87%	121,101
		42,770,313
	Consumer Discretionary (3.7%)
1,435,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	1,458,936
1,200,000	Adams Homes, Inc.* 9.250%, 10/15/28	1,177,920
1,505,000	Adient Global Holdings Company* 8.250%, 04/15/31	1,472,733
943,000	American Axle & Manufacturing, Inc. 6.875%, 07/01/28	840,458
1,043,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	847,698
856,000	6.625%, 01/15/28	785,628
1,487,000	At Home Group, Inc.* 4.875%, 07/15/28	516,733
1,577,000	Bath & Body Works, Inc. 6.694%, 01/15/27	1,528,318
1,475,000	6.875%, 11/01/35	1,303,738
PRINCIPAL AMOUNT		VALUE
800,000	Benteler International AG*^ 10.500%, 05/15/28	$808,904
728,000	Caesars Entertainment, Inc.*^ 4.625%, 10/15/29	599,355
605,000	8.125%, 07/01/27	599,761
1,275,000	Carnival Corp.* 6.000%, 05/01/29	1,078,344
601,000	4.000%, 08/01/28	523,609
596,000	7.625%, 03/01/26^	579,854
75,000	7.000%, 08/15/29	73,681
1,385,000	Carriage Services, Inc.* 4.250%, 05/15/29	1,134,218
242,000	Carvana Company* 14.000%, 06/01/31	182,129
205,000	13.000%, 06/01/30	153,844
136,000	12.000%, 12/01/28	101,855
2,610,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.125%, 05/01/27	2,404,854
2,110,000	4.500%, 08/15/30	1,695,849
1,370,000	6.375%, 09/01/29	1,259,578
1,300,000	4.750%, 03/01/30	1,073,904
1,198,000	4.250%, 02/01/31	933,410
620,000	5.000%, 02/01/28	555,458
596,000	4.750%, 02/01/32	465,887
596,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	534,099
900,000	Cedar Fair, LP 5.250%, 07/15/29	778,401
600,000	Churchill Downs, Inc.* 6.750%, 05/01/31	560,970
985,000	Dana, Inc. 4.250%, 09/01/30	783,774
896,000	4.500%, 02/15/32	702,267
1,495,000	DISH DBS Corp. 5.250%, 12/01/26*	1,209,410
926,000	7.750%, 07/01/26	621,374
739,000	7.375%, 07/01/28	416,648
590,000	5.125%, 06/01/29	304,475
1,200,000	DISH Network Corp.* 11.750%, 11/15/27	1,189,620
1,675,000	Empire Resorts, Inc.* 7.750%, 11/01/26	1,371,708
1,308,000	Everi Holdings, Inc.* 5.000%, 07/15/29	1,100,237
1,240,000	Ford Motor Company^ 6.100%, 08/19/32	1,147,992
1,885,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	1,554,333
1,555,000	7.200%, 06/10/30	1,553,243
1,450,000	5.113%, 05/03/29	1,316,919
1,100,000	7.350%, 11/04/27	1,114,344
1,000,000	2.900%, 02/16/28	851,570
525,000	7.350%, 03/06/30	528,224
300,000	4.950%, 05/28/27	281,553

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
447,000	Gap, Inc.* 3.875%, 10/01/31	$322,479
600,000	General Motors Company 5.200%, 04/01/45	444,750
310,000	General Motors Financial Company, Inc.‡ 5.700%, 11/01/35^ 5 year CMT + 5.00%	262,294
155,000	6.500%, 11/01/35 3 mo. LIBOR + 3.44%	127,457
2,050,000	goeasy, Ltd.* 5.375%, 12/01/24	2,014,884
1,111,000	4.375%, 05/01/26	1,007,066
635,000	Goodyear Tire & Rubber Company^ 5.250%, 07/15/31	517,919
511,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	441,668
1,280,000	Guitar Center, Inc.*^ 8.500%, 01/15/26	1,081,818
915,000	International Game Technology, PLC* 6.250%, 01/15/27	892,793
358,991	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	361,396
1,045,000	Kohl's Corp. 5.550%, 07/17/45	604,177
1,200,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	1,150,116
1,175,000	Liberty Interactive, LLC 8.250%, 02/01/30	309,554
1,159,000	Life Time, Inc.* 8.000%, 04/15/26	1,132,702
600,000	5.750%, 01/15/26	581,916
600,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	586,860
450,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	441,135
767,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	697,418
780,000	M/I Homes, Inc. 3.950%, 02/15/30	624,148
1,992,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	1,535,972
600,000	4.300%, 02/15/43	329,244
1,375,000	Mclaren Finance, PLC* 7.500%, 08/01/26	1,187,106
1,518,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	1,267,181
725,000	Newell Brands, Inc. 5.200%, 04/01/26	684,813
600,000	Nordstrom, Inc. 5.000%, 01/15/44	361,314
551,000	4.250%, 08/01/31	403,949
PRINCIPAL AMOUNT		VALUE
1,370,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	$1,065,394
750,000	PetSmart, Inc. / PetSmart Finance Corp.* 7.750%, 02/15/29	691,695
375,000	4.750%, 02/15/28	332,111
1,670,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*^ 5.625%, 09/01/29	1,175,329
2,933,000	Rite Aid Corp.*@ 8.000%, 11/15/26	2,039,579
600,000	Royal Caribbean Cruises, Ltd.* 7.250%, 01/15/30	593,568
1,670,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	1,358,011
2,400,000	Six Flags Entertainment Corp.* 7.250%, 05/15/31	2,210,904
1,348,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	1,124,124
837,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	749,559
2,430,000	Station Casinos, LLC* 4.500%, 02/15/28	2,101,002
707,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	644,013
300,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	295,140
1,355,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	1,262,318
600,000	Windsor Holdings III, LLC* 8.500%, 06/15/30	589,020
1,200,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	1,167,960
400,000	6.875%, 04/14/28	388,860
		79,238,533
	Consumer Staples (0.7%)
1,335,000	1375209 B.C., Ltd.* 9.000%, 01/30/28	1,297,914
1,210,000	B&G Foods, Inc.* 8.000%, 09/15/28	1,181,250
1,358,000	Central Garden & Pet Company* 4.125%, 04/30/31	1,085,381
1,349,000	Edgewell Personal Care Company* 4.125%, 04/01/29	1,134,415
1,641,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	1,351,101
298,000	6.500%, 12/31/27	279,977
1,770,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc. 5.500%, 01/15/30	1,619,426
740,000	5.125%, 02/01/28	695,001
440,000	5.750%, 04/01/33	387,407

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
125,000	Land O' Lakes, Inc.* 7.000%, 11/01/67	$94,125
751,000	New Albertsons, LP 7.750%, 06/15/26	759,359
1,192,000	Performance Food Group, Inc.* 4.250%, 08/01/29	1,011,472
900,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	743,607
505,000	Post Holdings, Inc.* 5.750%, 03/01/27	482,169
1,124,000	Prestige Brands, Inc.* 3.750%, 04/01/31	896,030
1,015,000	United Natural Foods, Inc.* 6.750%, 10/15/28	794,308
1,857,000	Vector Group, Ltd.* 5.750%, 02/01/29	1,576,834
600,000	Williams Scotsman, Inc.* 7.375%, 10/01/31	592,458
		15,982,234
	Energy (2.3%)
1,198,000	Antero Resources Corp.* 5.375%, 03/01/30	1,095,020
1,187,000	Apache Corp. 5.100%, 09/01/40	924,174
900,000	Buckeye Partners, LP 3.950%, 12/01/26	821,421
600,000	5.850%, 11/15/43	424,956
1,670,000	Callon Petroleum Company*^ 7.500%, 06/15/30	1,618,865
591,000	Cheniere Energy, Inc. 4.625%, 10/15/28	540,292
892,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	875,257
1,688,000	Civitas Resources, Inc.* 8.750%, 07/01/31	1,705,741
900,000	Continental Resources, Inc.* 2.875%, 04/01/32	666,711
610,000	5.750%, 01/15/31	566,263
921,000	DT Midstream, Inc.* 4.125%, 06/15/29	793,128
1,176,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	1,193,840
450,000	9.875%, 07/15/31	485,600
1,036,000	Enbridge, Inc.‡ 7.375%, 01/15/83 5 year CMT + 3.71%	964,071
395,000	5.750%, 07/15/80 5 year CMT + 5.31%	329,438
1,735,000	Energy Transfer, LP‡ 8.656%, 11/01/66 3 mo. SOFR + 3.28%	1,418,536
1,015,000	6.500%, 11/01/35 5 year CMT + 5.69%	922,381
PRINCIPAL AMOUNT		VALUE
1,775,000	EnLink Midstream Partners, LP 9.780%, 11/01/35‡ 3 mo. LIBOR + 4.11%	$1,585,093
1,285,000	4.850%, 07/15/26	1,215,006
745,000	Enlink Midstream, LLC* 6.500%, 09/01/30	716,273
80,000	Enterprise Products Operating, LLC‡ 5.250%, 08/16/77 3 mo. SOFR + 3.29%	68,894
75,000	8.619%, 08/16/77 3 mo. LIBOR + 2.99%	73,505
1,970,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	1,958,495
885,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	860,512
543,000	6.250%, 05/15/26	518,380
1,190,000	Gulfport Energy Corp. 8.000%, 05/17/26*	1,190,500
1,000,000	6.375%, 05/15/25@&	1
305,622	8.000%, 05/17/26	305,750
1,670,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	1,484,914
894,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	850,212
1,162,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	1,111,778
600,000	Moss Creek Resources Holdings, Inc.* 10.500%, 05/15/27	593,844
540,000	7.500%, 01/15/26	516,920
900,000	Nabors Industries, Inc.* 7.375%, 05/15/27	842,796
900,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	795,276
1,191,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	1,108,392
589,000	6.500%, 09/30/26	528,033
600,000	Oceaneering International, Inc.* 6.000%, 02/01/28	550,218
1,270,000	Parkland Corp.*~ 5.875%, 07/15/27	1,221,296
633,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	565,497
300,000	Permian Resources Operating LLC* 7.000%, 01/15/32	293,550
1,390,000	Plains All American Pipeline, LP‡ 9.736%, 11/01/35 3 mo. LIBOR + 4.11%	1,312,077
1,670,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	1,515,792
600,000	Southwestern Energy Company 5.375%, 02/01/29	555,858
593,000	4.750%, 02/01/32	510,549

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
298,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	$256,402
1,716,650	Transocean, Inc.* 8.750%, 02/15/30	1,715,260
750,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	708,015
300,000	4.125%, 08/15/31	242,517
300,000	3.875%, 08/15/29	251,295
1,505,000	Venture Global LNG, Inc.* 8.375%, 06/01/31	1,437,275
900,000	8.125%, 06/01/28	874,458
600,000	9.875%, 02/01/32	608,922
300,000	9.500%, 02/01/29	304,509
1,134,000	Vital Energy, Inc. 9.500%, 01/15/25	1,140,146
685,000	7.750%, 07/31/29*	619,103
150,000	9.750%, 10/15/30	147,113
1,200,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	1,082,484
1,505,000	Weatherford International, Ltd.* 8.625%, 04/30/30	1,523,090
		49,105,694
	Financials (3.5%)
1,883,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	1,829,372
1,789,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	1,778,999
1,771,000	AG Issuer, LLC* 6.250%, 03/01/28	1,641,150
255,000	Aircastle, Ltd.*‡ 5.250%, 11/01/67 5 year CMT + 4.41%	202,225
2,100,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	1,918,308
140,000	Allstate Corp.‡ 8.564%, 08/15/53 3 mo. LIBOR + 2.94%	138,229
2,632,000	Ally Financial, Inc. 4.700%, 11/01/35 7 year CMT + 3.48%‡	1,661,756
489,000	8.000%, 11/01/31	478,178
250,000	American International Group, Inc.‡ 5.750%, 04/01/48 3 mo. LIBOR + 2.87%	227,983
2,365,000	AmWINS Group, Inc.* 4.875%, 06/30/29	2,030,211
460,000	Ares Finance Company III, LLC*‡ 4.125%, 06/30/51 5 year CMT + 3.24%	346,509
1,307,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	1,148,775
PRINCIPAL AMOUNT		VALUE
490,000	Avolon Holdings Funding, Ltd.* 5.500%, 01/15/26	$472,291
350,000	AXIS Specialty Finance, LLC‡ 4.900%, 01/15/40 5 year CMT + 3.19%	281,134
439,000	Bank of America Corp.‡ 6.125%, 11/01/35^ 5 year CMT + 3.23%	414,644
145,000	5.125%, 11/01/35 3 mo. SOFR + 3.55% 3 mo. LIBOR + 3.03% 3 mo. LIBOR + 3.03%	141,619
135,000	6.250%, 09/29/49 3 mo. SOFR + 3.97%	133,060
135,000	6.100%, 12/29/49 3 mo. SOFR + 4.16%	130,426
145,000	Bank of Montreal‡ 4.800%, 11/01/35 5 year CMT + 2.98%	129,749
763,000	Bank of New York Mellon Corp.^‡ 4.700%, 11/01/35 5 year CMT + 4.36%	722,668
240,000	Bank of Nova Scotia‡ 3.625%, 10/27/81 5 year CMT + 2.61%	169,109
285,000	BP Capital Markets, PLC‡ 4.375%, 11/01/35 5 year CMT + 4.04%	271,434
280,000	4.875%, 11/01/35 5 year CMT + 4.40%	243,816
2,379,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	2,075,868
1,135,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	947,180
747,000	5.750%, 05/15/26	685,111
1,200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	1,086,408
458,000	Capital One Financial Corp.^‡ 3.950%, 11/01/35 5 year CMT + 3.16%	320,660
285,000	Charles Schwab Corp.‡ 5.375%, 11/01/35^ 5 year CMT + 4.97%	272,212
282,000	4.000%, 11/01/35 5 year CMT + 3.17%	207,934
509,000	Citigroup, Inc.‡ 3.875%, 11/01/35 5 year CMT + 3.42%	427,356
166,000	4.150%, 11/01/35 5 year CMT + 3.00%	129,505
150,000	7.625%, 11/01/35 5 year CMT + 3.21	144,753
150,000	4.000%, 11/01/35 5 year CMT + 3.60%	129,062

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
140,000	5.950%, 12/29/49 3 mo. USD LIBOR + 3.91%	$132,601
450,000	Citizens Financial Group, Inc.‡ 4.000%, 11/01/35 5 year CMT + 3.22%	305,816
155,000	5.650%, 11/01/35 5 year CMT + 5.31%	134,450
145,000	Corebridge Financial, Inc.‡ 6.875%, 12/15/52	134,546
1,500,000	Credit Acceptance Corp. 6.625%, 03/15/26^	1,429,740
1,092,000	5.125%, 12/31/24*	1,057,285
1,205,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	1,144,870
250,000	Depository Trust & Clearing Corp.*‡ 3.375%, 11/01/67 5 year CMT + 2.61	186,558
275,000	Discover Financial Services‡ 5.500%, 11/01/35 3 mo. SOFR + 3.34%	185,163
245,000	6.125%, 11/01/35 5 year CMT + 5.78%	226,721
1,533,000	Enact Holdings, Inc.* 6.500%, 08/15/25	1,509,867
265,000	Enstar Finance, LLC‡ 5.500%, 01/15/42 5 year CMT + 4.01%	212,024
605,000	Fifth Third Bancorp‡ 4.500%, 11/01/35 5 year CMT + 4.22%	515,030
70,000	First Citizens BancShares, Inc.‡ 9.643%, 11/01/23 3 mo. SOFR + 4.23%	71,438
1,718,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	1,304,855
500,000	Goldman Sachs Group, Inc.‡ 4.400%, 11/01/35 5 year CMT + 2.85%	418,100
153,000	4.125%, 11/01/35 5 year CMT + 2.95%	121,644
149,000	7.500%, 11/01/35 5 year CMT + 3.16%	146,008
1,250,000	GTCR W-2 Merger Sub, LLC* 7.500%, 01/15/31	1,233,987
1,785,000	HUB International, Ltd.* 5.625%, 12/01/29	1,540,937
912,000	7.000%, 05/01/26	889,510
350,000	Huntington Bancshares, Inc.‡ 4.450%, 11/01/35 7 year CMT + 4.05%	262,059
210,000	5.625%, 11/01/35 10 year CMT + 4.95%	163,962
892,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	692,138
PRINCIPAL AMOUNT		VALUE
1,913,000	ILFC E-Capital Trust II*‡ 7.459%, 12/21/65 3 mo. LIBOR + 1.80%	$1,438,901
2,470,000	Iron Mountain, Inc.* 5.250%, 03/15/28	2,263,063
300,000	7.000%, 02/15/29	291,375
3,000,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	2,406,450
1,100,000	JPMorgan Chase & Company‡ 3.650%, 11/01/35^ 5 year CMT + 2.85%	955,746
135,000	6.125%, 12/31/49 3 mo. SOFR + 3.59%	134,244
180,000	KeyCorp‡ 5.000%, 12/29/49 3 mo. SOFR + 3.87%	120,715
2,306,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	2,198,540
596,000	4.750%, 06/15/29	481,079
1,080,000	LD Holdings Group, LLC* 6.125%, 04/01/28	605,178
1,250,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	707,863
1,007,000	3.400%, 03/01/27^	937,013
600,000	4.625%, 09/15/27	404,946
420,000	Liberty Mutual Group, Inc.*‡ 4.125%, 12/15/51 5 year CMT + 3.32%	334,706
892,000	LPL Holdings, Inc.* 4.000%, 03/15/29	767,450
145,000	M&T Bank Corp.‡ 6.450%, 12/29/49 3 mo. LIBOR + 3.61	136,420
85,000	5.125%, 12/29/49 3 mo. LIBOR + 3.52	64,501
80,000	5.000%, 11/01/35 5 year CMT + 3.17	63,975
1,200,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	1,183,572
280,000	Markel Corp.‡ 6.000%, 11/01/35 5 year CMT + 5.66%	269,864
2,137,000	MetLife, Inc. 6.400%, 12/15/66	2,007,690
225,000	3.850%, 11/01/35‡ 5 year CMT + 3.58%	204,642
1,615,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	1,431,116
1,305,000	Navient Corp. 5.000%, 03/15/27	1,150,984
655,000	4.875%, 03/15/28	543,434
1,370,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	1,027,020

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
230,000	Northern Trust Corp.‡ 4.600%, 11/01/23 3 mo. LIBOR + 3.20	$202,163
900,000	OneMain Finance Corp. 9.000%, 01/15/29	879,993
820,000	3.875%, 09/15/28	653,056
599,000	7.125%, 03/15/26	582,995
592,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	534,606
442,000	PartnerRe Finance B, LLC‡ 4.500%, 10/01/50 5 year CMT + 3.82%	364,022
1,871,000	PHH Mortgage Corp.* 7.875%, 03/15/26	1,622,550
315,000	PNC Financial Services Group, Inc.‡ 3.400%, 11/01/35 5 year CMT + 2.60%	227,175
140,000	6.200%, 11/01/35 5 year CMT + 3.24%	125,105
140,000	6.000%, 11/01/35 5 year CMT + 3.00%	117,901
275,000	Progressive Corp.‡ 8.210%, 11/01/35 3 mo. USD LIBOR + 2.54%	271,095
280,000	QBE Insurance Group, Ltd.*^‡ 5.875%, 11/01/67 5 year CMT + 5.51%	267,910
1,355,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	1,155,070
560,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	433,440
555,000	3.625%, 03/01/29	451,770
275,000	2.875%, 10/15/26	240,174
1,225,000	StoneX Group, Inc.* 8.625%, 06/15/25	1,232,338
295,000	Truist Financial Corp.‡ 4.800%, 11/01/35 5 year CMT + 3.00%	242,697
285,000	4.950%, 11/01/35^ 5 year CMT + 4.61%	258,900
108,000	5.100%, 11/01/35 10 year CMT + 4.35	86,574
320,000	U.S. Bancorp‡ 5.300%, 11/01/35 3 mo. SOFR + 3.18%	252,138
1,383,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	1,158,594
600,000	5.750%, 06/15/27	547,518
600,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 10.500%, 02/15/28	578,538
600,000	6.500%, 02/15/29	390,168
PRINCIPAL AMOUNT		VALUE
1,340,000	VZ Secured Financing, BV* 5.000%, 01/15/32	$1,021,174
620,000	Wells Fargo & Company‡ 3.900%, 11/01/35 5 year CMT + 3.45%	538,985
560,000	7.625%, 11/01/35 5 year CMT + 3.61	562,761
1,255,000	XHR, LP* 6.375%, 08/15/25	1,224,817
		75,311,717
	Health Care (1.1%)
2,370,000	Bausch Health Companies, Inc.* 11.000%, 09/30/28	1,450,819
469,000	14.000%, 10/15/30	258,367
447,000	6.125%, 02/01/27	249,739
2,392,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	929,818
1,325,000	8.000%, 03/15/26	1,213,170
663,000	6.875%, 04/15/29	273,693
149,000	5.250%, 05/15/30	105,933
2,381,000	DaVita, Inc.* 4.625%, 06/01/30	1,868,156
1,395,000	3.750%, 02/15/31	1,004,316
894,000	Embecta Corp.* 5.000%, 02/15/30	710,623
298,000	6.750%, 02/15/30	247,185
600,000	Encompass Health Corp. 4.750%, 02/01/30	520,848
600,000	4.500%, 02/01/28	541,452
1,369,000	HCA, Inc. 7.500%, 11/06/33	1,405,333
350,000	Jazz Securities DAC* 4.375%, 01/15/29	304,441
488,014	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 10.000%, 06/15/29	34,688
1,484,000	Medline Borrower, LP* 5.250%, 10/01/29^	1,264,754
1,480,000	3.875%, 04/01/29	1,250,230
2,200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	1,723,216
500,000	4.125%, 04/30/28	432,715
1,251,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	1,004,503
2,710,000	Tenet Healthcare Corp. 6.250%, 02/01/27	2,607,345
1,575,000	6.875%, 11/15/31	1,455,001
1,520,000	Teva Pharmaceutical Finance Netherlands III, BV 5.125%, 05/09/29^	1,326,869
1,100,000	4.750%, 05/09/27	998,613
535,000	3.150%, 10/01/26	470,950
		23,652,777

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Industrials (2.4%)
1,355,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	$1,125,422
1,170,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54%	1,100,525
1,520,000	Air Lease Corp.‡ 4.125%, 11/01/35 5 year CMT + 3.15%	1,093,534
320,000	4.650%, 11/01/35 5 year CMT + 4.08%	273,328
1,925,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	1,811,868
900,000	5.875%, 02/15/28	863,451
893,000	3.500%, 03/15/29	762,077
1,370,000	Allegiant Travel Company* 7.250%, 08/15/27	1,247,769
295,000	American Airlines Group, Inc.* 3.750%, 03/01/25	276,220
670,000	Arcosa, Inc.* 4.375%, 04/15/29	586,659
3,100,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	1,810,152
937,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	787,577
592,000	Bombardier, Inc.* 7.875%, 04/15/27	570,392
1,191,000	BWX Technologies, Inc.* 4.125%, 04/15/29	1,030,346
1,220,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	1,108,712
295,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	277,279
1,565,000	Deluxe Corp.* 8.000%, 06/01/29	1,240,372
894,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	850,641
600,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	571,596
575,000	EnerSys* 4.375%, 12/15/27	516,494
733,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	569,886
750,000	Graphic Packaging International, LLC* 4.750%, 07/15/27	700,868
551,000	3.500%, 03/01/29	462,823
1,303,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	1,067,509
2,775,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	2,356,530
PRINCIPAL AMOUNT		VALUE
1,792,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	$1,325,722
1,500,000	Herc Holdings, Inc.* 5.500%, 07/15/27	1,413,015
1,385,000	IEA Energy Services, LLC* 6.625%, 08/15/29	1,323,090
721,000	JELD-WEN, Inc.* 4.625%, 12/15/25	684,914
625,000	4.875%, 12/15/27	533,675
1,940,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	1,653,171
1,200,000	Knife River Holding Company* 7.750%, 05/01/31	1,197,396
598,000	MasTec, Inc.* 4.500%, 08/15/28	525,815
722,000	Moog, Inc.* 4.250%, 12/15/27	655,605
1,472,000	Newfold Digital Holdings Group, Inc.*^ 6.000%, 02/15/29	973,183
1,140,000	Novelis Corp.* 4.750%, 01/30/30	971,907
450,000	OI European Group, BV* 4.750%, 02/15/30	383,166
1,375,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	1,210,577
1,783,000	Patrick Industries, Inc.* 4.750%, 05/01/29	1,465,822
600,000	QVC, Inc. 5.450%, 08/15/34	255,552
933,000	Sealed Air Corp.* 6.125%, 02/01/28	888,515
298,000	5.000%, 04/15/29	265,944
650,000	Sensata Technologies, BV* 4.000%, 04/15/29	553,397
593,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	475,503
891,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30	560,813
600,000	5.500%, 03/01/30	326,346
1,165,000	Standard Industries, Inc.* 5.000%, 02/15/27	1,079,105
100,000	Stanley Black & Decker, Inc.‡ 4.000%, 03/15/60 5 year CMT + 2.66%	82,005
957,000	Stericycle, Inc.* 3.875%, 01/15/29	817,718
879,000	STL Holding Company, LLC* 7.500%, 02/15/26	825,548
1,539,000	TransDigm, Inc. 6.250%, 03/15/26*	1,506,096
1,295,000	6.875%, 12/15/30*	1,253,288
900,000	6.750%, 08/15/28*	875,916

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
875,000	7.500%, 03/15/27	$875,123
1,188,000	Tronox, Inc.* 4.625%, 03/15/29	933,887
484,035	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	428,990
1,191,000	Vertiv Group Corp.* 4.125%, 11/15/28	1,042,304
1,251,000	Wabash National Corp.* 4.500%, 10/15/28	1,037,367
1,050,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	968,677
703,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	625,459
		53,056,641
	Information Technology (0.8%)
596,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	526,417
692,000	Coherent Corp.*^ 5.000%, 12/15/29	588,366
1,201,000	CommScope Technologies, LLC* 6.000%, 06/15/25	725,476
1,100,000	CommScope, Inc.* 4.750%, 09/01/29	751,443
733,000	Dell International, LLC / EMC Corp. 6.020%, 06/15/26	733,828
596,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	513,538
586,000	Fair Isaac Corp.* 4.000%, 06/15/28	522,800
1,315,000	KBR, Inc.* 4.750%, 09/30/28	1,159,633
1,300,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28^	970,775
595,000	5.500%, 09/01/28	497,646
600,000	NCL Corp., Ltd.* 8.125%, 01/15/29	587,004
589,000	NCR Voyix Corp.* 5.125%, 04/15/29	507,170
886,000	ON Semiconductor Corp.* 3.875%, 09/01/28	761,499
855,000	Open Text Corp.* 3.875%, 02/15/28	744,765
600,000	6.900%, 12/01/27	598,848
447,000	3.875%, 12/01/29	366,974
447,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	352,406
1,335,000	Playtika Holding Corp.* 4.250%, 03/15/29	1,077,799
1,645,000	TTM Technologies, Inc.* 4.000%, 03/01/29	1,353,374
PRINCIPAL AMOUNT		VALUE
	Twilio, Inc.
830,000	3.625%, 03/15/29	$692,693
298,000	3.875%, 03/15/31	238,528
1,475,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	1,174,321
1,355,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	1,120,355
		16,565,658
	Materials (0.7%)
623,000	ArcelorMittal, SA^ 7.000%, 10/15/39	592,548
600,000	ATI, Inc. 5.875%, 12/01/27	558,834
295,000	Carpenter Technology Corp. 7.625%, 03/15/30	293,079
895,000	Chemours Company* 4.625%, 11/15/29	692,623
1,880,000	Clearwater Paper Corp.* 4.750%, 08/15/28	1,661,375
900,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	836,190
596,000	Commercial Metals Company 4.125%, 01/15/30	504,431
298,000	4.375%, 03/15/32	240,823
1,375,000	Constellium, SE*^ 3.750%, 04/15/29	1,132,354
590,000	HB Fuller Company 4.250%, 10/15/28	512,085
600,000	INEOS Finance, PLC* 6.750%, 05/15/28	561,060
900,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	897,777
1,350,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	1,128,424
149,000	4.500%, 06/01/31	110,214
297,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	243,691
1,566,000	Mercer International, Inc. 5.125%, 02/01/29	1,229,983
600,000	12.875%, 10/01/28*	606,756
1,175,000	OCI, NV* 6.700%, 03/16/33	1,087,474
900,000	Owens-Brockway Glass Container, Inc.* 7.250%, 05/15/31	824,742
590,000	6.625%, 05/13/27	562,187
1,328,000	Silgan Holdings, Inc. 4.125%, 02/01/28	1,184,510
589,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	252,357
		15,713,517

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Other (0.1%)
625,000	Gen Digital, Inc.* 7.125%, 09/30/30^	$609,256
625,000	6.750%, 09/30/27	609,450
		1,218,706
	Real Estate (0.2%)
953,000	EPR Properties 3.750%, 08/15/29	753,156
862,000	Forestar Group, Inc.* 5.000%, 03/01/28	760,336
630,000	3.850%, 05/15/26	565,387
1,341,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	1,065,250
550,000	Service Properties Trust 5.250%, 02/15/26	493,730
		3,637,859
	Special Purpose Acquisition Companies (0.1%)
1,195,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	950,861
596,000	4.625%, 01/15/29	503,197
		1,454,058
	Utilities (0.2%)
340,000	Algonquin Power & Utilities Corp.‡ 4.750%, 01/18/82 5 year CMT + 3.25%	268,539
85,000	American Electric Power Company, Inc.‡ 3.875%, 02/15/62 5 year CMT + 2.68	67,232
235,000	CMS Energy Corp.‡ 4.750%, 06/01/50 5 year CMT + 4.12%	196,281
250,000	Dominion Energy, Inc.‡ 4.650%, 11/01/35 5 year CMT + 2.99%	227,520
133,000	4.350%, 11/01/35 5 year CMT + 3.20%	107,432
330,000	Duke Energy Corp.‡ 4.875%, 11/01/35 5 year CMT + 3.39%	319,513
132,000	3.250%, 01/15/82 5 year CMT + 2.32%	95,412
220,000	Emera, Inc.‡ 6.750%, 06/15/76 3 mo. LIBOR + 5.44	206,978
288,000	National Rural Utilities Cooperative Finance Corp.‡ 7.125%, 09/15/53^	286,042
150,000	5.250%, 04/20/46 3 mo. LIBOR + 3.63%	141,438
320,000	NextEra Energy Capital Holdings, Inc.‡ 3.800%, 03/15/82 5 year CMT + 2.55%	256,454
PRINCIPAL AMOUNT		VALUE
591,000	PPL Capital Funding, Inc.‡ 8.317%, 03/30/67 3 mo. LIBOR + 2.67%	$535,475
220,000	Sempra‡ 4.875%, 11/01/35 5 year CMT + 4.55%	205,878
85,000	4.125%, 04/01/52 5 year CMT + 2.87%	66,470
362,000	Southern Company‡ 4.000%, 01/15/51 5 year CMT + 3.73%	330,814
95,000	3.750%, 09/15/51 5 year CMT + 2.92%	80,885
625,000	Vistra Corp.*‡ 7.000%, 11/01/67 5 year CMT + 5.74%	571,750
340,000	8.000%, 11/01/67 5 year CMT + 6.93%	323,469
80,000	WEC Energy Group, Inc.‡ 7.739%, 05/15/67 3 mo. LIBOR + 2.11%	69,493
		4,357,075
	TOTAL CORPORATE BONDS(Cost $435,991,147)	388,806,056
CONVERTIBLE BONDS (23.0%)
	Communication Services (1.9%)
903,000	Cable One, Inc. 0.000%, 03/15/26	739,277
7,025,000	Liberty Media Corp.* 3.750%, 03/15/28	7,741,761
5,970,000	2.375%, 09/30/53	5,788,810
8,895,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	8,865,913
17,095,000	Live Nation Entertainment, Inc. 2.000%, 02/15/25	17,204,750
		40,340,511
	Consumer Discretionary (4.1%)
16,415,000	Airbnb, Inc. 0.000%, 03/15/26	14,221,956
9,550,000	Booking Holdings, Inc. 0.750%, 05/01/25	14,562,890
13,435,000	DISH Network Corp. 3.375%, 08/15/26	6,875,899
7,098,000	0.000%, 12/15/25	4,354,907
1,483,000	2.375%, 03/15/24	1,421,025
14,650,000	Ford Motor Company 0.000%, 03/15/26	13,372,667
7,670,000	Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	6,611,770
5,415,000	Rivian Automotive, Inc.* 4.625%, 03/15/29	5,708,385
1,400,000	Royal Caribbean Cruises, Ltd. 6.000%, 08/15/25	2,560,068

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
400,000		Tesla, Inc. 2.000%, 05/15/24	$3,896,100
4,880,000		Vail Resorts, Inc. 0.000%, 01/01/26	4,272,635
11,140,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	11,364,137
			89,222,439
		Energy (0.8%)
1,365,000		EQT Corp. 1.750%, 05/01/26	3,968,601
7,245,000		Nabors Industries, Inc.* 1.750%, 06/15/29	5,428,823
6,615,000		Northern Oil & Gas, Inc. 3.625%, 04/15/29	7,812,778
			17,210,202
		Financials (0.9%)
3,000,000		Ares Capital Corp. 4.625%, 03/01/24	3,026,340
4,500,000	EUR	JPMorgan Chase Bank NA 0.000%, 06/10/24	4,792,401
11,275,000		Morgan Stanley Finance, LLC 1.000%, 11/23/27	11,430,595
			19,249,336
		Health Care (2.3%)
8,820,000		Alnylam Pharmaceuticals, Inc. 1.000%, 09/15/27	7,654,525
13,555,000		Dexcom, Inc. 0.250%, 11/15/25	12,867,355
2,718,000		Envista Holdings Corp.* 1.750%, 08/15/28	2,351,722
7,895,000		Integer Holdings Corp.* 2.125%, 02/15/28	8,690,658
7,755,000		Jazz Investments I, Ltd. 2.000%, 06/15/26	7,873,109
7,755,000		Pacira BioSciences, Inc. 0.750%, 08/01/25	6,976,398
2,863,000		Shockwave Medical, Inc.* 1.000%, 08/15/28	2,775,993
			49,189,760
		Industrials (3.6%)
5,910,000		Advanced Energy Industries, Inc.* 2.500%, 09/15/28	5,462,613
4,215,000		Axon Enterprise, Inc.* 0.500%, 12/15/27	4,547,184
7,500,000		Fluor Corp.* 1.125%, 08/15/29	7,240,425
5,315,000		Granite Construction, Inc.* 3.750%, 05/15/28	5,730,580
13,520,000		John Bean Technologies Corp. 0.250%, 05/15/26	12,166,783
PRINCIPAL AMOUNT			VALUE
13,805,000		Middleby Corp. 1.000%, 09/01/25	$14,339,392
5,470,000		Southwest Airlines Company^ 1.250%, 05/01/25	5,212,910
8,835,000		Tetra Tech, Inc.* 2.250%, 08/15/28	8,558,376
14,800,000		Uber Technologies, Inc. 0.000%, 12/15/25	13,530,160
			76,788,423
		Information Technology (5.8%)
10,410,000		Akamai Technologies, Inc. 1.125%, 02/15/29*	10,248,749
4,230,000		0.375%, 09/01/27	4,308,974
7,838,000		BILL Holdings, Inc. 0.000%, 04/01/27	6,220,472
3,535,000		0.000%, 12/01/25	3,359,876
17,000,000		CyberArk Software, Ltd. 0.000%, 11/15/24	19,461,600
12,325,000		Enphase Energy, Inc. 0.000%, 03/01/28^	9,144,287
3,525,000		0.000%, 03/01/26	3,006,226
6,905,000		Microchip Technology, Inc.^ 0.125%, 11/15/24	6,953,404
17,315,000		ON Semiconductor Corp.* 0.500%, 03/01/29	15,222,309
2,520,000		Palo Alto Networks, Inc. 0.375%, 06/01/25	6,153,891
5,970,000		Rapid7, Inc.* 1.250%, 03/15/29	5,775,498
9,420,000		Seagate HDD Cayman* 3.500%, 06/01/28	9,771,743
8,400,000		SK Hynix, Inc. 1.750%, 04/11/30	10,163,664
5,850,000		Tyler Technologies, Inc. 0.250%, 03/15/26	5,562,765
5,670,000		Wolfspeed, Inc.* 1.875%, 12/01/29	3,386,804
5,970,000		Workiva, Inc.* 1.250%, 08/15/28	5,422,670
			124,162,932
		Materials (0.3%)
5,800,000		Glencore Funding, LLC 0.000%, 03/27/25	6,083,678
		Other (0.0%)
590,000		Multiplan Corp.* 6.000%, 10/15/27	392,362
		Real Estate (1.4%)
5,400,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	6,122,731
15,115,000		Pebblebrook Hotel Trust 1.750%, 12/15/26	12,019,902

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
12,285,000	Welltower OP, LLC* 2.750%, 05/15/28	$12,620,749
		30,763,382
	Utilities (1.9%)
5,800,000	Alliant Energy Corp.* 3.875%, 03/15/26	5,669,094
16,655,000	CMS Energy Corp.* 3.375%, 05/01/28	15,769,620
20,355,000	PPL Capital Funding, Inc.* 2.875%, 03/15/28	18,667,164
		40,105,878
	TOTAL CONVERTIBLE BONDS (Cost $546,875,795)	493,508,903
BANK LOANS (6.2%)¡
	Airlines (0.1%)
891,000	American Airlines, Inc.‡ 10.427%, 04/20/28 3 mo. SOFR + 4.75%	904,922
915,000	Mileage Plus Holdings, LLC‡ 10.798%, 06/21/27 3 mo. SOFR + 5.25%	944,472
		1,849,394
	Communication Services (0.7%)
2,000,000	APi Group DE, Inc.! 0.000%, 01/03/29	2,005,500
3,282,857	Charter Communications Operating LLC‡ 7.133%, 02/01/27 3 mo. SOFR + 1.75%	3,278,556
8,571	Charter Communications Operating, LLC‡ 02/01/27 1 mo. SOFR + 1.75%	8,560
153,499	Clear Channel Outdoor Holdings, Inc.‡ 9.145%, 08/21/26 1 mo. SOFR + 3.50%	147,807
421,239	DIRECTV Financing, LLC‡ 10.325%, 08/02/27 1 mo. SOFR + 5.00%	410,634
1,755,000	Entercom Media Corp.‡ 8.145%, 11/18/24 3 mo. SOFR + 2.50%	771,928
1,995,000	Go Daddy Operating Company, LLC‡ 7.824%, 11/09/29 1 mo. SOFR + 2.50%	1,999,080
2,000,000	Match Group, Inc.‡ 7.298%, 02/13/27 3 mo. SOFR + 1.75%	1,994,160
2,000,000	Nexstar Broadcasting, Inc.‡ 7.939%, 09/18/26 1 mo. SOFR + 2.50%	2,001,800
600,000	Telesat Canada‡ 8.434%, 12/07/26 3 mo. SOFR + 2.75%	413,550
PRINCIPAL AMOUNT		VALUE
2,000,000	Virgin Media Bristol, LLC‡ 7.949%, 01/31/28 1 mo. SOFR + 2.50%	$1,946,260
		14,977,835
	Consumer Discretionary (1.1%)
2,000,000	Adient US LLC‡ 8.689%, 04/10/28 1 mo. SOFR + 3.25%	2,001,870
472,889	American Axle and Manufacturing, Inc.‡ 9.007%, 12/13/29 3 mo. SOFR + 3.50%	471,905
315,111	American Axle and Manufacturing, Inc.‡ 8.941%, 12/13/29 1 mo. SOFR + 3.50%	314,456
1,995,000	Aramark Services, Inc.‡ 7.939%, 06/22/30 1 mo. SOFR + 2.50%	1,995,000
1,194,000	Caesars Entertainment Corp.‡ 8.674%, 02/06/30 1 mo. SOFR + 3.25%	1,191,182
3,201,975	Carnival Corp.‡ 8.336%, 08/08/27 1 mo. SOFR + 3.00%	3,149,943
1,194,000	Hanesbrands, Inc.‡ 9.074%, 03/08/30 1 mo. SOFR + 3.75%	1,180,568
2,194,373	KFC Holding Co.‡ 7.199%, 03/15/28 1 mo. SOFR + 1.75%	2,195,514
722,390	Life Time Fitness, Inc.‡ 10.130%, 01/15/26 3 mo. SOFR + 4.75%	723,925
1,994,885	Murphy USA, Inc.‡ 7.179%, 01/31/28 1 mo. SOFR + 1.75%	2,002,994
1,994,949	PENN Entertainment, Inc.‡ 8.174%, 05/03/29 1 mo. SOFR + 2.75%	1,994,680
1,360,603	Petco Health and Wellness Company, Inc.‡ 8.902%, 03/03/28 3 mo. SOFR + 3.25%	1,332,636
2,948,694	PetSmart, Inc.‡ 9.174%, 02/11/28 1 mo. SOFR + 3.75%	2,917,673
1,994,770	Station Casinos, LLC‡! 0.000%, 02/08/27	1,984,347
747,819	TKC Holdings, Inc.‡ 10.939%, 05/15/28 1 mo. SOFR + 5.50%	717,906
300,000	Windsor Holdings III, LLC‡ 9.815%, 08/01/30 1 mo. SOFR + 4.50%	299,492
		24,474,091

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Consumer Staples (0.1%)
1,225,000	Star Parent, Inc.‡ 9.386%, 09/27/30 3 mo. LIBOR + 4.00%	$1,171,106
565,000	United Natural Foods, Inc.‡ 8.689%, 10/22/25 1 mo. SOFR + 3.25%	564,215
		1,735,321
	Energy (0.1%)
575,000	New Fortress Energy, Inc.‡ 0.000%, 10/23/30	531,875
1,494,000	Par Petroleum, LLC‡ 9.773%, 02/28/30 3 mo. SOFR + 4.25%	1,492,132
		2,024,007
	Financials (0.8%)
300,000	Advisor Group, Inc.‡ 9.824%, 08/17/28 1 mo. SOFR + 4.50%	299,007
1,218,860	Alliant Holdings Intermediate, LLC‡ 8.835%, 11/05/27 1 mo. SOFR + 3.50%	1,216,136
663,850	Amynta Agency Borrower, Inc.‡ 10.325%, 02/28/28 1 mo. SOFR + 5.00%	664,315
242,659	Amynta Agency Borrower, Inc.‡ 10.424%, 02/28/28 1 mo. SOFR + 5.00%	242,829
1,173,090	AssuredPartners, Inc.‡ 8.824%, 02/12/27 1 mo. SOFR + 3.50%	1,164,292
3,092,250	Avolon TLB Borrower 1 LLC‡ 7.839%, 06/22/28 1 mo. SOFR + 2.50%	3,096,564
1,994,911	Castlelake Aviation, Ltd. 8.421%, 10/22/26 3 mo. SOFR + 2.75%	1,993,664
1,048,473	Castlelake Aviation, Ltd.! 8.421%, 10/22/26 3 mo. SOFR + 2.75%	1,047,818
595,500	Castlelake Aviation, Ltd.‡ 8.421%, 10/22/27 3 mo. SOFR + 2.75%	594,809
335,000	Delos Aircraft Leasing DAC‡ 7.402%, 10/31/27 3 mo. SOFR + 2.00%	335,367
281,410	Delos Aircraft Leasing DAC! 7.402%, 10/31/27 3 mo. SOFR + 2.00%	281,718
1,215,813	Hub International, Ltd.‡ 9.365%, 11/10/29 3 mo. SOFR + 4.00%	1,215,636
PRINCIPAL AMOUNT		VALUE
4,152,117	Jazz Financing Lux Sarl‡ 8.939%, 05/05/28 1 mo. SOFR + 3.50%	$4,155,563
1,633,500	VFH Parent, LLC‡ 8.427%, 01/13/29 1 mo. SOFR + 3.00%	1,625,504
		17,933,222
	Health Care (1.0%)
2,074,262	Amneal Pharmaceuticals, LLC‡ 8.939%, 05/04/25 1 mo. SOFR + 3.50%	2,036,842
1,457,361	Avantor Funding, Inc.‡ 7.674%, 11/08/27 1 mo. SOFR + 2.25%	1,458,578
—	Bausch Health Companies, Inc.‡ 10.689%, 02/01/27 1 mo. SOFR + 5.25%	—
2,194,236	DaVita, Inc.‡ 7.189%, 08/12/26 1 mo. SOFR + 1.75%	2,171,756
1,994,462	Elanco Animal Health, Inc.‡ 7.165%, 08/01/27 1 mo. SOFR + 1.75%	1,951,461
1,601,168	ICON Luxembourg Sarl! 7.902%, 07/03/28 3 mo. SOFR + 2.25%	1,603,946
647,990	Icon Luxembourg Sarl‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	649,114
2,000,000	IQVIA, Inc.‡ 7.402%, 06/11/25 3 mo. SOFR + 1.75%	2,006,880
1,118,060	Mallinckrodt International Finance, SA‡ 12.703%, 09/30/27 1 mo. SOFR + 7.25%	851,901
2,000,000	Organon & Company‡ 8.451%, 06/02/28 1 mo. SOFR + 3.00%	1,998,500
1,261,176	Padagis, LLC‡ 10.434%, 07/06/28 3 mo. SOFR + 4.75%	1,123,500
1,994,950	Perrigo Investments, LLC‡ 7.674%, 04/20/29 1 mo. SOFR + 2.25%	1,988,965
398,932	PRA Health Sciences, Inc.! 7.902%, 07/03/28 3 mo. SOFR + 2.25%	399,624
161,447	PRA Health Sciences, Inc. 7.902%, 07/03/28 3 mo. SOFR + 2.25%	161,727
2,878,766	Team Health Holdings, Inc.‡ 10.633%, 03/02/27 3 mo. SOFR + 5.25%	2,080,700

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
8,209	Team Health Holdings, Inc.‡ 10.574%, 03/02/27 1 mo. SOFR + 5.25%	$5,933
		20,489,427
	Industrials (1.1%)
586,500	ACProducts, Inc.‡ 9.902%, 05/17/28 3 mo. LIBOR + 4.25%	468,059
735,688	Air Canada‡ 9.128%, 08/11/28 3 mo. SOFR + 3.50%	735,872
1,994,898	Beacon Roofing Supply, Inc.‡ 7.689%, 05/19/28 1 mo. SOFR + 2.25%	1,994,798
2,131,043	Berry Global, Inc.‡ 7.201%, 07/01/29 1 mo. SOFR + 1.75%	2,115,337
3,473,863	ChampionX Corp.‡ 8.177%, 06/07/29 1 mo. SOFR + 2.75%	3,489,599
2,758,248	Emrld Borrower, LP‡ 8.380%, 05/31/30 3 mo. SOFR + 3.00%	2,755,655
1,994,987	H.B. Fuller Company‡ 7.574%, 02/15/30 1 mo. SOFR + 2.25%	2,002,678
1,994,898	Jeld-Wen, Inc.‡ 7.689%, 07/28/28 1 mo. SOFR + 2.25%	1,996,145
3,377,449	Scientific Games International, Inc.‡ 8.435%, 04/14/29 1 mo. SOFR + 3.00%	3,378,513
645,125	Summit Materials, LLC‡ 8.571%, 12/14/27 3 mo. SOFR + 3.00%	648,654
1,994,988	TransDigm, Inc.‡ 8.640%, 08/24/28 3 mo. SOFR + 3.25%	1,994,988
2,959,427	United Airlines, Inc.‡ 9.189%, 04/21/28 1 mo. SOFR + 3.75%	2,957,577
		24,537,875
	Information Technology (0.6%)
1,176,696	Banff Merger Sub, Inc.‡ 9.189%, 10/02/25 1 mo. SOFR + 3.75%	1,176,943
835,000	Central Parent, Inc.! 9.406%, 07/06/29 3 mo. SOFR + 4.00%	831,347
297,750	Central Parent, Inc.‡ 9.406%, 07/06/29 3 mo. SOFR + 4.00%	296,447
PRINCIPAL AMOUNT		VALUE
1,164,020	Dun & Bradstreet Corp.‡ 8.176%, 02/06/26 1 mo. SOFR + 2.75%	$1,164,020
3,091,528	II-VI, Inc.‡ 8.189%, 07/02/29 1 mo. SOFR + 2.75%	3,090,074
1,952,924	Open Text Corp.‡ 8.174%, 01/31/30 1 mo. SOFR + 2.75%	1,953,607
1,199,236	SS&C Technologies, Inc.‡ 7.674%, 03/22/29 1 mo. SOFR + 2.25%	1,199,236
757,112	SS&C Technologies, Inc.‡ 7.674%, 03/22/29 1 mo. SOFR + 2.25%	757,112
1,281,788	TTM Technologies, Inc.‡ 8.065%, 05/30/30 1 mo. SOFR + 2.75%	1,282,589
		11,751,375
	Information Technology (0.0%)
990,690	Camelot U.S. Acquisition LLC‡ 8.439%, 10/30/26 1 mo. SOFR + 3.00%	990,591
	Materials (0.5%)
2,073,150	Axalta Coating Systems U.S. Holdings, Inc.‡ 7.890%, 12/20/29 3 mo. SOFR + 2.50%	2,078,467
2,620,000	Chemours Company‡ 8.824%, 08/18/28 1 mo. SOFR + 2.50%	2,554,500
1,197,000	Ineos US Finance, LLC‡ 8.825%, 02/18/30 1 mo. SOFR + 3.50%	1,173,623
1,474,341	Innophos, Inc.‡ 8.689%, 02/05/27 1 mo. SOFR + 3.25%	1,461,441
1,511,213	LSF11 A5 Holdco, LLC‡ 9.674%, 10/15/28 1 mo. SOFR + 4.25%	1,485,242
596,947	Trinseo Materials Operating SCA‡ 7.939%, 05/03/28 1 mo. SOFR + 2.50%	476,775
1,172,643	W.R. Grace & Co.-Conn.‡ 9.402%, 09/22/28 3 mo. SOFR + 3.75%	1,153,588
		10,383,636
	Special Purpose Acquisition Companies (0.1%)
587,563	Clydesdale Acquisition Holdings, Inc.‡ 9.599%, 04/13/29 1 mo. SOFR + 4.18%	569,815
295,500	Fertitta Entertainment, LLC‡ 9.324%, 01/27/29 1 mo. SOFR + 4.00%	289,434

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
1,262,250	Oscar AcquisitionCo, LLC‡ 9.990%, 04/29/29 3 mo. SOFR + 4.50%	$1,231,615
1,188,000	Patagonia Holdco, LLC‡ 11.117%, 08/01/29 3 mo. SOFR + 5.75%	1,030,590
		3,121,454
	TOTAL BANK LOANS (Cost $136,777,345)	134,268,228
U.S. GOVERNMENT AND AGENCY SECURITIES (3.1%)
	Other (3.1%)
36,945,000	United States Treasury Note^ 2.250%, 03/31/24	36,464,427
30,400,000	2.500%, 05/31/24	29,886,406
	TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES (Cost $67,314,841)	66,350,833
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (2.3%)
	Energy (0.0%)
28	Gulfport Energy Corp.# 10.000%, 12/01/23 15.000% PIK rate	248,500
	Financials (0.9%)
80,250	AMG Capital Trust II 5.150%, 10/15/37	3,823,190
300,410	Apollo Global Management, Inc. 6.750%, 07/31/26	14,452,725
		18,275,915
	Industrials (0.1%)
46,187	Chart Industries, Inc. 6.750%, 12/15/25	2,270,553
	Utilities (1.3%)
246,010	AES Corp. 6.875%, 02/15/24	14,829,483
84,885	CenterPoint Energy, Inc. (Warner Media, LLC, Charter Communications Time, Inc.)#§** 3.369%, 09/15/29	3,248,888
262,050	NextEra Energy, Inc.^ 6.926%, 09/01/25	9,837,357
		27,915,728
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $63,477,722)	48,710,696
NUMBER OF SHARES			VALUE
COMMON STOCKS (96.0%)
		Communication Services (10.2%)
661,840		Alphabet, Inc. - Class A#µ	$82,121,107
199,700		Alphabet, Inc. - Class C^#µ	25,022,410
25,095		Altice USA, Inc. - Class A#	72,525
264,885		AT&T, Inc.^	4,079,229
411,425		Comcast Corp. - Class A	16,987,738
8,434		Cumulus Media, Inc. - Class A	38,037
2		Frontier Communications Parent, Inc.^#	36
146,450		Meta Platforms, Inc. - Class A#	44,120,992
32,360		Netflix, Inc.#µ	13,322,288
205,085	EUR	Orange, SA	2,412,218
135,860		T-Mobile U.S., Inc.#	19,544,820
149,335		Walt Disney Company#	12,184,243
			219,905,643
		Consumer Discretionary (10.8%)
688,315		Amazon.com, Inc.^#	91,607,843
137,124		Aptiv, PLC#	11,957,213
59,260		Carnival Corp.#	679,120
243,463		General Motors Company	6,865,657
52,240		Home Depot, Inc.	14,872,205
294,980		Las Vegas Sands Corp.	13,999,751
54,670		Lowe's Companies, Inc.	10,418,462
62,500		McDonald's Corp.	16,385,625
162,800		NIKE, Inc. - Class B	16,730,956
107,325		Starbucks Corp.	9,899,658
144,100		Tesla, Inc.#	28,941,044
104,675		TJX Cos., Inc.	9,218,727
			231,576,261
		Consumer Staples (6.8%)
58,750		Altria Group, Inc.	2,359,987
329,140		Coca-Cola Company^	18,593,118
31,575		Costco Wholesale Corp.	17,443,293
47,280		Estee Lauder Companies, Inc. - Class A	6,092,974
154,119		Kenvue, Inc.	2,866,613
113,665		Mondelez International, Inc. - Class A^	7,525,760
149,110		Monster Beverage Corp.#µ	7,619,521
90,260		PepsiCo, Inc.^	14,737,653
179,035		Philip Morris International, Inc.^	15,962,761
203,745		Procter & Gamble Company	30,567,862
52,650		Walgreens Boots Alliance, Inc.^	1,109,862
130,790		Walmart, Inc.	21,372,394
			146,251,798
		Energy (5.6%)
475,000		BP, PLC (ADR)	17,375,500
11,045		Chaparral Energy, Inc. - Class A&#	491,503

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
3,550	Chesapeake Energy Corp.^	$305,584
128,625	Chevron Corp.^	18,744,521
64,470	ConocoPhillips^	7,659,036
82,935	Energy Transfer, LP	1,090,595
49,155	Enterprise Products Partners, LP	1,279,996
7,920	EP Energy Corp.&#	20,790
317,920	Exxon Mobil Corp.	33,651,832
56,105	Hess Corp.	8,101,562
80,370	Marathon Petroleum Corp.µ	12,155,962
10,578	ONEOK, Inc.^	689,686
24,975	Pioneer Natural Resources Company	5,969,025
219,710	Schlumberger, NV	12,229,059
		119,764,651
	Financials (12.1%)
35,430	Affiliated Managers Group, Inc.	4,349,387
59,230	American Express Company^	8,649,357
346,890	American International Group, Inc.^	21,267,826
29,983	Assurant, Inc.	4,464,469
663,370	Bank of America Corp.^~	17,473,166
71,870	Bank of New York Mellon Corp.^	3,054,475
10,715	BlackRock, Inc.	6,560,580
76,155	Chubb, Ltd.µ	16,344,386
231,670	Citigroup, Inc.	9,148,648
27,300	Goldman Sachs Group, Inc.^	8,288,553
212,020	JPMorgan Chase & Company^	29,483,501
120,287	KKR & Company, Inc.	6,663,900
76,915	Marsh & McLennan Cos., Inc.	14,586,930
72,315	Mastercard, Inc. - Class A^	27,215,750
221,340	Morgan Stanley^	15,675,299
15,345	S&P Global, Inc.	5,360,162
157,631	Starwood Property Trust, Inc.^	2,797,950
178,525	Visa, Inc. - Class A^	41,971,227
411,130	Wells Fargo & Company^	16,350,640
		259,706,206
	Health Care (13.2%)
82,820	Abbott Laboratories~	7,830,631
118,475	AbbVie, Inc.	16,726,300
124,060	Alcon, Inc.	8,847,959
267,298	Boston Scientific Corp.^#	13,682,985
107,005	Bristol-Myers Squibb Company^	5,513,968
26,965	Danaher Corp.	5,177,819
35,495	Dexcom, Inc.#	3,153,021
23,435	Elevance Health, Inc.	10,547,859
74,890	Eli Lilly & Company^	41,483,818
34,856	GE Healthcare, Inc.	2,320,364
10,885	Humana, Inc.	5,700,366
NUMBER OF SHARES		VALUE
200,940	Johnson & Johnson	$29,807,440
35,440	McKesson Corp.	16,137,958
204,155	Medtronic, PLC	14,405,177
219,485	Merck & Company, Inc.	22,541,109
314,685	Pfizer, Inc.	9,616,774
20,295	Stryker Corp.	5,484,115
30,260	Thermo Fisher Scientific, Inc.~	13,458,740
72,460	UnitedHealth Group, Inc.^	38,806,677
112,720	Zimmer Biomet Holdings, Inc.^	11,769,095
		283,012,175
	Industrials (5.8%)
777,890	CSX Corp.	23,220,017
104,568	General Electric Company^	11,359,222
104,790	Honeywell International, Inc.	19,203,815
79,505	JB Hunt Transport Services, Inc.	13,664,524
28,435	Northrop Grumman Corp.	13,405,112
59,495	Parker-Hannifin Corp.	21,948,301
230,220	RTX Corp.	18,737,606
152,510	Southwest Airlines Company	3,390,297
		124,928,894
	Information Technology (27.1%)
56,335	Accenture, PLC - Class A	16,736,565
21,770	Adobe, Inc.^#	11,582,946
69,245	Advanced Micro Devices, Inc.^#	6,820,633
1,026,970	Apple, Inc.^~	175,375,667
59,580	Applied Materials, Inc.	7,885,413
35,949	Broadcom, Inc.	30,246,410
247,515	Cisco Systems, Inc.^	12,902,957
58,910	Fidelity National Information Services, Inc.^	2,893,070
10,330	Intuit, Inc.	5,112,834
16,960	Lam Research Corp.	9,976,211
95,780	Micron Technology, Inc.^	6,404,809
574,150	Microsoft Corp.^	194,125,856
1,520,000	Nokia Oyj (ADR)^	5,031,200
161,290	NVIDIA Corp.^††	65,774,062
81,370	Oracle Corp.	8,413,658
59,985	Salesforce, Inc.#	12,046,788
21,845	ServiceNow, Inc.#	12,710,513
		584,039,592
	Materials (2.6%)
255,945	Freeport-McMoRan, Inc.	8,645,822
63,970	Linde, PLC	24,446,775
126,910	PPG Industries, Inc.	15,580,741
36,605	Vulcan Materials Company	7,192,516
		55,865,854

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
	Real Estate (0.7%)
70,930	American Tower Corp.	$12,639,017
119,195	Invitation Homes, Inc.	3,538,899
		16,177,916
	Special Purpose Acquisition Company (0.0%)
14,052	Intelsat Emergence, SA&#	333,735
	Utilities (1.1%)
77,480	CMS Energy Corp.	4,210,263
176,574	DTE Energy Company	17,018,202
32,149	NextEra Energy, Inc.	1,874,287
8,988	Veralto Corp.#	620,172
		23,722,924
	TOTAL COMMON STOCKS (Cost $1,573,428,813)	2,065,285,649
WARRANTS (0.0%)#
	Energy (0.0%)
57,470	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	6
51,723	Mcdermott International, Ltd. 06/30/27, Strike $12.33	5
16,676	Tidewater, Inc. 11/14/42, Strike $0.01	2
	TOTAL WARRANTS (Cost $369,524)	13
EXCHANGE-TRADED FUND (0.0%)
	Other (0.0%)
11,975	iShares Preferred & Income Securities ETF^ (Cost $395,301)	342,245
PREFERRED STOCKS (0.3%)
	Communication Services (0.1%)
8,482	AT&T, Inc.^ 4.750%, 02/18/25	146,739
3,485	AT&T, Inc. 5.350%, 11/01/66	73,011
14,625	Qwest Corp. 6.500%, 09/01/56	176,816
9,521	Telephone and Data Systems, Inc. 6.000%, 09/30/26	122,345
24,420	United States Cellular Corp. 5.500%, 03/01/70	362,881
23,445	United States Cellular Corp. 5.500%, 06/01/70	342,766
		1,224,558
NUMBER OF SHARES		VALUE
	Consumer Discretionary (0.0%)
2,835	Ford Motor Company 6.200%, 06/01/59	$60,839
2,764	Ford Motor Company 6.500%, 08/15/62	57,823
8,177	Guitar Center, Inc.&#	862,673
605	Qurate Retail, Inc.^ 8.000%, 03/15/31	14,399
		995,734
	Energy (0.1%)
12,420	Energy Transfer, LP‡ 10.364%, 11/30/23 3 mo. LIBOR + 4.74%	311,245
43,730	NuStar Energy, LP‡ 11.315%, 11/30/23 3 mo. LIBOR + 5.64%	1,097,623
9,119	NuStar Energy, LP‡ 12.438%, 11/30/23 3 mo. LIBOR + 6.77%	232,261
55,760	NuStar Logistics, LP‡ 12.390%, 01/15/43 3 mo. LIBOR + 6.73%	1,448,645
		3,089,774
	Financials (0.1%)
3,400	Affiliated Managers Group, Inc. 4.750%, 09/30/60	55,522
6,000	Allstate Corp. 7.375%, 07/15/28	154,620
5,970	Annaly Capital Management, Inc.‡ 10.637%, 3 mo. LIBOR + 4.99%	144,713
1,450	Bank OZK 4.625%, 11/15/26	21,605
1,350	Capital One Financial Corp. 4.800%, 06/01/25	21,236
10,725	CNO Financial Group, Inc. 5.125%, 11/25/60	164,092
1,732	Cullen/Frost Bankers, Inc. 4.450%, 12/15/25	27,799
3,401	First Citizens BancShares, Inc. 5.625%, 01/04/27	65,503
1,374	Goldman Sachs Group, Inc.‡ 6.375%, 05/10/24 3 mo. SOFR + 3.81%	34,570
4,592	KeyCorp‡ 6.200%, 12/15/27 5 year CMT + 3.13%	76,732
2,125	Morgan Stanley^ 6.500%, 10/15/27	52,403
7,932	Prospect Capital Corp. 5.350%, 07/01/26	125,484
11,100	Reinsurance Group of America, Inc.‡ 7.125%, 10/15/52 5 year CMT + 3.46%	283,050

See accompanying Notes to Schedule of Investments

www.calamos.com

Strategic Total Return Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
6,214	Selective Insurance Group, Inc. 4.600%, 12/15/25	$98,181
		1,325,510
	Industrials (0.0%)
5,043	WESCO International, Inc.‡ 10.625%, 06/22/25 5 year CMT + 10.33%	134,446
	Real Estate (0.0%)
8,773	Brookfield Property Partners, LP 5.750%, 03/31/25	85,976
5,000	Brookfield Property Partners, LP 6.375%, 09/30/24	54,850
3,625	Global Net Lease, Inc. 6.875%, 11/26/24	57,166
1,951	Global Net Lease, Inc.‡‡ 7.500%	33,167
3,000	Spirit Realty Capital, Inc. 6.000%, 11/30/23	66,570
		297,729
	Utilities (0.0%)
6,000	Brookfield Renewable Partners, LP 5.250%, 03/31/25	96,540
5,100	DTE Energy Company 5.250%, 12/01/77	109,548
		206,088
	TOTAL PREFERRED STOCKS (Cost $8,147,207)	7,273,839
PRINCIPAL AMOUNT		VALUE
RIGHTS (0.0%)#
	Communication Services (0.0%)
3	Intelsat Jackson Holdings, SA, (Expires 12/5/25)	—
3	Intelsat Jackson Holdings, SA, (Expires 12/5/25)	—
	TOTAL RIGHTS (Cost $—)	—
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.1%)#
	Other (0.1%)
5,800	iShares MSCI Emerging Markets ETF
21,286,000	Call, 12/15/23, Strike $41.00	20,300
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
1,500	SPDR S&P 500 ETF Trust
62,730,000	Put, 12/15/23, Strike $420.00	$1,506,000
	TOTAL PURCHASED OPTIONS(Cost $2,801,686)	1,526,300
	TOTAL INVESTMENTS (149.1%)(Cost $2,836,458,007)	3,206,918,798
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-15.0%)		(323,500,000)
LIABILITIES, LESS OTHER ASSETS (-34.1%)		(733,416,123)
NET ASSETS (100.0%)		$2,150,002,675

NOTES TO SCHEDULE OF INVESTMENTS

* Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^ Security, or portion of security, is on loan.

@ In default status and considered non-income producing.

& Illiquid security.

‡ Variable rate security. The rate shown is the rate in effect at October 31, 2023.

~ Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $3,850,922.

¡ Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

! This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

# Non-income producing security.

§ Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

** Step coupon security. Coupon changes periodically based upon a predetermined schedule. The rate shown is the rate in effect at October 31, 2023.

µ Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $131,937,238.

† Security or a portion of the security purchased on a delayed delivery or when-issued basis.

FOREIGN CURRENCY ABBREVIATION

EUR European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Strategic Total Return Fund Schedule of Investments October 31, 2023

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2023 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$388,806,056	$—	$388,806,056
Convertible Bonds	—	493,508,903	—	493,508,903
Bank Loans	—	134,268,228	—	133,268,228
U.S. Government and Agency Securities	—	66,350,833	—	66,350,833
Convertible Preferred Stocks	41,390,118	7,320,578	—	48,710,696
Common Stocks	2,062,027,403	3,258,246	—	2,065,285,649
Warrants	—	13	—	13
Exchange-Traded Funds	342,245	—	—	342,245
Preferred Stocks	6,068,400	1,205,439	—	7,273,839
Asset Backed Securities	—	846,036	—	846,036
Purchased Options	1,526,300	—	—	1,526,300
Total	$2,111,354,466	$1,095,564,332	$—	$3,206,918,798

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
215,000	SVC ABS, LLC Series 2023-1A, Class C* 6.700%, 02/20/53 (Cost $197,806)	$190,469
CORPORATE BONDS (17.7%)
	Airlines (0.3%)
46,800	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	46,568
237,099	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	222,238
112,023	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	111,816
287,560	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	245,257
163,333	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	158,891
65,000	5.750%, 04/20/29	58,668
267,259	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	232,221
273,487	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	271,920
185,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	137,379
		1,484,958
	Communication Services (2.0%)
200,000	Altice France Holding, SA* 10.500%, 05/15/27	110,264
300,000	Altice France, SA* 5.500%, 10/15/29	207,759
320,000	APi Group DE, Inc.* 4.750%, 10/15/29	275,942
395,000	Arrow Bidco, LLC* 9.500%, 03/15/24	400,285
280,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	206,550
336,000	Audacy Capital Corp.* 6.750%, 03/31/29	5,460
131,000	6.500%, 05/01/27	1,965
242,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	195,834
80,000	Clear Channel Outdoor Holdings, Inc.* 9.000%, 09/15/28	78,012
PRINCIPAL AMOUNT		VALUE
405,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	$321,436
400,000	CSC Holdings, LLC* 5.375%, 02/01/28	318,952
400,000	4.625%, 12/01/30	203,180
400,000	4.500%, 11/15/31	264,616
370,000	5.500%, 04/15/27	309,290
200,000	5.750%, 01/15/30	105,430
210,000	Diamond Sports Group, LLC / Diamond Sports Finance Company*@ 6.625%, 08/15/27	2,663
146,000	5.375%, 08/15/26	1,790
678,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	594,199
275,000	Frontier California, Inc. 6.750%, 05/15/27	253,913
169,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	146,673
65,000	8.750%, 05/15/30	62,005
289,000	Frontier Florida, LLC@ 6.860%, 02/01/28	266,042
400,000	Frontier North, Inc.@ 6.730%, 02/15/28	371,068
235,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	198,620
69,000	5.250%, 12/01/27	65,244
100,000	iHeartCommunications, Inc. 8.375%, 05/01/27^	61,376
100,000	5.250%, 08/15/27*	73,402
200,000	Intelsat Jackson Holdings, SA@& 9.750%, 07/15/25*	—
135,000	0.000%, 08/01/23	—
330,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	299,020
198,330	Ligado Networks, LLC* 15.500%, 11/01/23 PIK rate	49,991
200,000	Lumen Technologies, Inc. 7.600%, 09/15/39	54,428
135,000	4.000%, 02/15/27*^	92,304
67,000	7.650%, 03/15/42	18,046
130,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	100,654
220,000	Nexstar Media, Inc.* 5.625%, 07/15/27	198,106
390,000	Paramount Global 4.900%, 08/15/44	245,677
94,000	Qwest Corp. 7.250%, 09/15/25	90,268
136,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	103,303
68,000	5.375%, 01/15/31	42,254

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
225,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	$168,426
345,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	305,994
268,000	4.000%, 07/15/28	228,020
130,000	3.125%, 09/01/26	116,804
65,000	3.875%, 09/01/31	48,960
242,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	150,812
680,000	Sprint, LLCµ 7.125%, 06/15/24	683,869
300,000	Stagwell Global, LLC* 5.625%, 08/15/29	248,208
210,000	Telecom Italia Capital, SA 6.000%, 09/30/34	172,973
260,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	155,678
105,000	Time Warner Cable, LLC 7.300%, 07/01/38	98,349
300,000	United States Cellular Corp. 6.700%, 12/15/33	285,705
100,000	Univision Communications, Inc.* 8.000%, 08/15/28	94,772
135,000	Viasat, Inc.* 5.625%, 04/15/27	118,117
		9,272,708
	Consumer Discretionary (3.7%)
320,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	325,338
265,000	Adams Homes, Inc.* 9.250%, 10/15/28	260,124
330,000	Adient Global Holdings Company* 8.250%, 04/15/31	322,925
213,000	American Axle & Manufacturing, Inc. 6.875%, 07/01/28	189,838
228,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	185,307
204,000	6.625%, 01/15/28	187,229
325,000	At Home Group, Inc.* 4.875%, 07/15/28	112,938
355,000	Bath & Body Works, Inc. 6.694%, 01/15/27	344,041
330,000	6.875%, 11/01/35^	291,684
168,000	Caesars Entertainment, Inc.*^ 4.625%, 10/15/29	138,313
132,000	8.125%, 07/01/27	130,857
280,000	Carnival Corp.* 6.000%, 05/01/29	236,813
134,000	4.000%, 08/01/28	116,745
133,000	7.625%, 03/01/26	129,397
16,000	7.000%, 08/15/29	15,719
PRINCIPAL AMOUNT		VALUE
315,000	Carriage Services, Inc.* 4.250%, 05/15/29	$257,963
52,000	Carvana Company* 14.000%, 06/01/31	39,135
44,000	13.000%, 06/01/30	33,020
29,000	12.000%, 12/01/28	21,719
575,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.125%, 05/01/27	529,805
315,000	4.500%, 08/15/30	253,172
300,000	6.375%, 09/01/29	275,820
300,000	4.750%, 03/01/30	247,824
266,000	4.250%, 02/01/31	207,251
130,000	5.000%, 02/01/28	116,467
130,000	4.750%, 02/01/32	101,620
130,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	116,498
207,000	Cedar Fair, LP^ 5.250%, 07/15/29	179,032
132,000	Churchill Downs, Inc.* 6.750%, 05/01/31	123,413
220,000	Dana, Inc. 4.250%, 09/01/30	175,056
195,000	4.500%, 02/15/32	152,837
325,000	DISH DBS Corp. 5.250%, 12/01/26*	262,915
215,000	7.750%, 07/01/26	144,271
168,000	7.375%, 07/01/28	94,718
130,000	5.125%, 06/01/29	67,088
265,000	DISH Network Corp.* 11.750%, 11/15/27	262,708
400,000	Empire Resorts, Inc.* 7.750%, 11/01/26	327,572
296,000	Everi Holdings, Inc.* 5.000%, 07/15/29	248,983
275,000	Ford Motor Company^ 6.100%, 08/19/32	254,595
425,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	350,446
350,000	5.113%, 05/03/29	317,877
340,000	7.200%, 06/10/30	339,616
240,000	7.350%, 11/04/27	243,130
200,000	7.350%, 03/06/30	201,228
98,000	Gap, Inc.* 3.875%, 10/01/31	70,700
135,000	General Motors Company 5.200%, 04/01/45	100,069
460,000	goeasy, Ltd.* 5.375%, 12/01/24^	452,120
241,000	4.375%, 05/01/26	218,454
140,000	Goodyear Tire & Rubber Company^ 5.250%, 07/15/31	114,187
114,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	98,532

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
283,000	Guitar Center, Inc.*^ 8.500%, 01/15/26	$239,183
145,000	International Game Technology, PLC* 6.250%, 01/15/27	141,481
78,592	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	79,118
233,000	Kohl's Corp. 5.550%, 07/17/45	134,711
265,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	253,984
265,000	Liberty Interactive, LLC 8.250%, 02/01/30	69,814
256,000	Life Time, Inc.* 8.000%, 04/15/26	250,191
135,000	5.750%, 01/15/26	130,931
135,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	132,044
100,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	98,030
168,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	152,759
175,000	M/I Homes, Inc. 3.950%, 02/15/30	140,033
440,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	339,271
135,000	4.300%, 02/15/43	74,080
310,000	Mclaren Finance, PLC* 7.500%, 08/01/26	267,639
332,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	277,144
160,000	Newell Brands, Inc. 5.200%, 04/01/26	151,131
130,000	Nordstrom, Inc. 5.000%, 01/15/44	78,285
123,000	4.250%, 08/01/31	90,174
305,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	237,186
250,000	PetSmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	221,408
365,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*^ 5.625%, 09/01/29	256,883
659,000	Rite Aid Corp.*@ 8.000%, 11/15/26	458,262
132,000	Royal Caribbean Cruises, Ltd.* 7.250%, 01/15/30	130,585
370,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	300,877
530,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	488,241
PRINCIPAL AMOUNT		VALUE
303,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	$252,678
193,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	172,837
545,000	Station Casinos, LLC* 4.500%, 02/15/28	471,212
162,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	147,567
65,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	63,947
300,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	279,480
135,000	Windsor Holdings III, LLC* 8.500%, 06/15/30	132,530
265,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	257,925
		16,958,730
	Consumer Staples (0.8%)
303,000	1375209 B.C., Ltd.* 9.000%, 01/30/28	294,583
255,000	B&G Foods, Inc.* 8.000%, 09/15/28	248,941
305,000	Central Garden & Pet Company* 4.125%, 04/30/31	243,771
304,000	Edgewell Personal Care Company* 4.125%, 04/01/29	255,643
370,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	304,636
66,000	6.500%, 12/31/27	62,008
390,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc. 5.500%, 01/15/30^	356,823
175,000	5.125%, 02/01/28µ	164,358
100,000	5.750%, 04/01/33	88,047
177,000	New Albertsons, LP 7.750%, 06/15/26	178,970
261,000	Performance Food Group, Inc.* 4.250%, 08/01/29	221,471
210,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	173,508
115,000	Post Holdings, Inc.* 5.750%, 03/01/27	109,801
252,000	Prestige Brands, Inc.* 3.750%, 04/01/31	200,889
240,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	187,817
413,000	Vector Group, Ltd.* 5.750%, 02/01/29	350,691
130,000	Williams Scotsman, Inc.* 7.375%, 10/01/31	128,366
		3,570,323

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Energy (2.3%)
267,000	Antero Resources Corp.* 5.375%, 03/01/30	$244,049
268,000	Apache Corp. 5.100%, 09/01/40	208,659
210,000	Buckeye Partners, LP 3.950%, 12/01/26	191,665
135,000	5.850%, 11/15/43	95,615
365,000	Callon Petroleum Company*^ 7.500%, 06/15/30	353,824
129,000	Cheniere Energy, Inc.µ 4.625%, 10/15/28	117,932
198,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	194,284
371,000	Civitas Resources, Inc.* 8.750%, 07/01/31	374,899
200,000	Continental Resources, Inc.* 2.875%, 04/01/32	148,158
135,000	5.750%, 01/15/31	125,320
202,000	DT Midstream, Inc.* 4.125%, 06/15/29	173,954
256,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	259,884
100,000	9.875%, 07/15/31	107,911
150,000	Enbridge, Inc.^‡ 7.375%, 01/15/83 5 year CMT + 3.71%	139,585
390,000	Energy Transfer, LP‡ 8.656%, 11/01/66^ 3 mo. SOFR + 3.28%	318,864
197,000	6.500%, 11/01/35 5 year CMT + 5.69%	179,024
340,000	EnLink Midstream Partners, LP 9.780%, 11/01/35‡ 3 mo. USD LIBOR + 4.11%	303,623
285,000	4.850%, 07/15/26	269,476
168,000	Enlink Midstream, LLC* 6.500%, 09/01/30	161,522
430,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	427,489
196,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	190,577
109,000	6.250%, 05/15/26	104,058
260,000	Gulfport Energy Corp. 0.000%, 05/15/25@&	—
255,000	8.000%, 05/17/26*	255,107
79,461	8.000%, 05/17/26	79,494
365,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	324,547
196,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	186,400
PRINCIPAL AMOUNT		VALUE
262,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	$250,676
145,000	Moss Creek Resources Holdings, Inc.* 10.500%, 05/15/27	143,512
130,000	7.500%, 01/15/26	124,444
200,000	Nabors Industries, Inc.* 7.375%, 05/15/27	187,288
200,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	176,728
272,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	253,134
135,000	6.500%, 09/30/26	121,026
131,000	Oceaneering International, Inc.* 6.000%, 02/01/28	120,131
280,000	Parkland Corp.* 5.875%, 07/15/27	269,262
138,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	123,284
66,000	Permian Resources Operating LLC* 7.000%, 01/15/32	64,581
270,000	Plains All American Pipeline, LP‡ 9.736%, 11/01/35 3 mo. USD LIBOR + 4.11%	254,864
365,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	331,296
135,000	Southwestern Energy Company 5.375%, 02/01/29	125,068
130,000	4.750%, 02/01/32	111,925
65,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	55,927
375,250	Transocean, Inc.* 8.750%, 02/15/30	374,946
165,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	155,763
65,000	4.125%, 08/15/31	52,545
65,000	3.875%, 08/15/29	54,447
330,000	Venture Global LNG, Inc.* 8.375%, 06/01/31	315,150
200,000	8.125%, 06/01/28	194,324
135,000	9.875%, 02/01/32	137,007
65,000	9.500%, 02/01/29	65,977
249,000	Vital Energy, Inc. 9.500%, 01/15/25	250,350
165,000	7.750%, 07/31/29*^	149,127
33,000	9.750%, 10/15/30	32,365
275,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	248,069
327,000	Weatherford International, Ltd.* 8.625%, 04/30/30	330,931
		10,610,067

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Financials (2.8%)
356,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	$345,861
400,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	397,764
390,000	AG Issuer, LLC* 6.250%, 03/01/28	361,405
460,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	420,201
427,000	Ally Financial, Inc. 4.700%, 11/01/35 7 year CMT + 3.48%‡	270,475
110,000	8.000%, 11/01/31	107,566
533,000	AmWINS Group, Inc.* 4.875%, 06/30/29	457,549
292,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	256,651
110,000	Avolon Holdings Funding, Ltd.*µ 5.500%, 01/15/26	106,025
533,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	465,085
250,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	208,630
169,000	5.750%, 05/15/26	154,998
200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	181,068
350,000	Credit Acceptance Corp. 6.625%, 03/15/26^	333,606
238,000	5.125%, 12/31/24*	230,434
265,000	Cushman & Wakefield U.S. Borrower LLC*^ 8.875%, 09/01/31	251,777
344,000	Enact Holdings, Inc.*µ 6.500%, 08/15/25	338,809
389,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	295,453
275,000	GTCR W-2 Merger Sub, LLC* 7.500%, 01/15/31	271,477
398,000	HUB International, Ltd.* 5.625%, 12/01/29^	343,581
202,000	7.000%, 05/01/26	197,019
202,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	156,740
360,000	ILFC E-Capital Trust II*‡ 7.459%, 12/21/65 3 mo. USD LIBOR + 1.80%	270,781
PRINCIPAL AMOUNT		VALUE
550,000	Iron Mountain, Inc.* 5.250%, 03/15/28	$503,921
66,000	7.000%, 02/15/29	64,103
540,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	433,161
522,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	497,675
130,000	4.750%, 06/15/29	104,933
245,000	LD Holdings Group, LLC* 6.125%, 04/01/28	137,286
280,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	158,561
218,000	3.400%, 03/01/27^	202,849
135,000	4.625%, 09/15/27	91,113
200,000	LPL Holdings, Inc.* 4.000%, 03/15/29	172,074
265,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	261,372
417,000	MetLife, Inc. 6.400%, 12/15/66	391,767
365,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	323,441
288,000	Navient Corp. 5.000%, 03/15/27	254,010
145,000	4.875%, 03/15/28	120,302
300,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	224,895
185,000	OneMain Finance Corp. 9.000%, 01/15/29	180,887
180,000	3.875%, 09/15/28	143,354
127,000	7.125%, 03/15/26^	123,607
132,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*^ 5.875%, 10/01/28	119,203
416,000	PHH Mortgage Corp.* 7.875%, 03/15/26	360,759
300,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	255,735
125,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.625%, 03/01/29^	101,750
120,000	3.875%, 03/01/31	92,880
65,000	2.875%, 10/15/26	56,768
269,000	StoneX Group, Inc.* 8.625%, 06/15/25	270,611
310,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	259,699
130,000	5.750%, 06/15/27	118,629

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
135,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29^	$87,788
132,000	10.500%, 02/15/28	127,278
300,000	VZ Secured Financing, BV* 5.000%, 01/15/32	228,621
280,000	XHR, LP*^ 6.375%, 08/15/25	273,266
		13,165,253
	Health Care (1.2%)
539,000	Bausch Health Companies, Inc.* 11.000%, 09/30/28	329,954
105,000	14.000%, 10/15/30	57,844
98,000	6.125%, 02/01/27	54,753
533,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	207,188
305,000	8.000%, 03/15/26	279,258
146,000	6.875%, 04/15/29	60,270
33,000	5.250%, 05/15/30	23,462
531,000	DaVita, Inc.* 4.625%, 06/01/30	416,628
313,000	3.750%, 02/15/31	225,341
195,000	Embecta Corp.* 5.000%, 02/15/30	155,002
67,000	6.750%, 02/15/30	55,575
130,000	Encompass Health Corp. 4.750%, 02/01/30	112,850
130,000	4.500%, 02/01/28	117,315
282,000	HCA, Inc. 7.500%, 11/06/33	289,484
200,000	Jazz Securities DAC* 4.375%, 01/15/29	173,966
116,075	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 10.000%, 06/15/29	8,251
336,000	Medline Borrower, LP* 5.250%, 10/01/29^	286,359
335,000	3.875%, 04/01/29	282,991
490,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	383,807
200,000	4.125%, 04/30/28	173,086
302,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	242,494
625,000	Tenet Healthcare Corp. 6.250%, 02/01/27	601,325
375,000	6.875%, 11/15/31	346,429
335,000	Teva Pharmaceutical Finance Netherlands III, BV 5.125%, 05/09/29^	292,435
200,000	4.750%, 05/09/27	181,566
130,000	3.150%, 10/01/26	114,436
		5,472,069
PRINCIPAL AMOUNT		VALUE
	Industrials (2.6%)
300,000	ACCO Brands Corp.*^ 4.250%, 03/15/29	$249,171
300,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54%	282,186
265,000	Air Lease Corp.‡ 4.125%, 11/01/35 5 year CMT + 3.15%	190,649
440,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	414,141
203,000	3.500%, 03/15/29	173,238
195,000	5.875%, 02/15/28	187,081
300,000	Allegiant Travel Company* 7.250%, 08/15/27	273,234
65,000	American Airlines Group, Inc.* 3.750%, 03/01/25	60,862
146,000	Arcosa, Inc.* 4.375%, 04/15/29	127,839
700,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK Rate	408,744
206,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	173,149
135,000	Bombardier, Inc.* 7.875%, 04/15/27	130,073
261,000	BWX Technologies, Inc.* 4.125%, 04/15/29	225,794
273,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	248,097
68,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ 4.750%, 10/20/28	63,915
350,000	Deluxe Corp.* 8.000%, 06/01/29	277,399
195,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	185,542
132,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	125,751
145,000	EnerSys* 4.375%, 12/15/27	130,246
161,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	125,173
175,000	Graphic Packaging International, LLC* 4.750%, 07/15/27^	163,536
125,000	3.500%, 03/01/29	104,996
290,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	237,588
623,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	529,052
402,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	297,400
See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
350,000	Herc Holdings, Inc.* 5.500%, 07/15/27	$329,703
310,000	IEA Energy Services, LLC* 6.625%, 08/15/29	296,143
160,000	JELD-WEN, Inc.* 4.625%, 12/15/25	151,992
135,000	4.875%, 12/15/27^	115,274
445,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	379,207
265,000	Knife River Holding Company* 7.750%, 05/01/31	264,425
134,000	MasTec, Inc.*µ 4.500%, 08/15/28	117,825
170,000	Moog, Inc.* 4.250%, 12/15/27	154,367
323,000	Newfold Digital Holdings Group, Inc.*^ 6.000%, 02/15/29	213,545
272,000	Novelis Corp.* 4.750%, 01/30/30	231,894
100,000	OI European Group, BV* 4.750%, 02/15/30	85,148
310,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	272,930
399,000	Patrick Industries, Inc.* 4.750%, 05/01/29	328,022
135,000	QVC, Inc. 5.450%, 08/15/34	57,499
206,000	Sealed Air Corp.* 6.125%, 02/01/28	196,178
65,000	5.000%, 04/15/29^	58,008
247,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	198,059
201,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30	126,513
135,000	5.500%, 03/01/30	73,428
270,000	Standard Industries, Inc.* 5.000%, 02/15/27	250,093
216,000	Stericycle, Inc.* 3.875%, 01/15/29	184,563
200,000	STL Holding Company, LLC* 7.500%, 02/15/26	187,838
366,000	TransDigm, Inc. 6.250%, 03/15/26*	358,175
285,000	6.875%, 12/15/30*	275,820
205,000	7.500%, 03/15/27	205,029
200,000	6.750%, 08/15/28*	194,648
266,000	Tronox, Inc.*^ 4.625%, 03/15/29	209,103
109,383	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	96,944
265,000	Vertiv Group Corp.* 4.125%, 11/15/28	231,915
PRINCIPAL AMOUNT		VALUE
274,000	Wabash National Corp.* 4.500%, 10/15/28	$227,209
240,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	221,412
157,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	139,683
		11,817,448
	Information Technology (0.8%)
131,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	115,706
153,000	Coherent Corp.*^ 5.000%, 12/15/29	130,087
315,000	CommScope Technologies, LLC*^ 6.000%, 06/15/25	190,279
245,000	CommScope, Inc.* 4.750%, 09/01/29	167,367
162,000	Dell International, LLC / EMC Corp.µ 6.020%, 06/15/26	162,183
130,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	112,013
138,000	Fair Isaac Corp.* 4.000%, 06/15/28	123,117
300,000	KBR, Inc.* 4.750%, 09/30/28	264,555
300,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28^	224,025
130,000	5.500%, 09/01/28	108,729
132,000	NCL Corp., Ltd.* 8.125%, 01/15/29	129,141
130,000	NCR Voyix Corp.* 5.125%, 04/15/29	111,939
198,000	ON Semiconductor Corp.* 3.875%, 09/01/28	170,177
204,000	Open Text Corp.* 3.875%, 02/15/28	177,698
135,000	6.900%, 12/01/27	134,741
98,000	3.875%, 12/01/29	80,455
98,000	Open Text Holdings, Inc.*^ 4.125%, 12/01/31	77,261
295,000	Playtika Holding Corp.* 4.250%, 03/15/29	238,165
370,000	TTM Technologies, Inc.* 4.000%, 03/01/29	304,406
185,000	Twilio, Inc. 3.625%, 03/15/29	154,396
66,000	3.875%, 03/15/31^	52,828
325,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	258,749
300,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	248,049
		3,736,066

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Materials (0.7%)
140,000	ArcelorMittal, SA^ 7.000%, 10/15/39	$133,157
147,000	ATI, Inc.^ 5.875%, 12/01/27	136,914
67,000	Carpenter Technology Corp. 7.625%, 03/15/30	66,564
195,000	Chemours Company* 4.625%, 11/15/29	150,907
420,000	Clearwater Paper Corp.* 4.750%, 08/15/28	371,158
199,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	184,891
130,000	Commercial Metals Company 4.125%, 01/15/30	110,027
65,000	4.375%, 03/15/32	52,528
250,000	Constellium, SE* 3.750%, 04/15/29	205,882
136,000	HB Fuller Company 4.250%, 10/15/28	118,040
200,000	INEOS Finance, PLC*^ 6.750%, 05/15/28	187,020
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	214,469
300,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	250,761
33,000	4.500%, 06/01/31^	24,410
63,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	51,692
344,000	Mercer International, Inc. 5.125%, 02/01/29	270,188
133,000	12.875%, 10/01/28*	134,498
250,000	OCI, NV* 6.700%, 03/16/33	231,377
200,000	Owens-Brockway Glass Container, Inc.* 7.250%, 05/15/31	183,276
130,000	6.625%, 05/13/27^	123,872
305,000	Silgan Holdings, Inc. 4.125%, 02/01/28	272,045
131,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	56,127
		3,529,803
	Other (0.1%)
140,000	Gen Digital, Inc.* 7.125%, 09/30/30^	136,473
140,000	6.750%, 09/30/27	136,517
		272,990
	Real Estate (0.2%)
210,000	EPR Properties 3.750%, 08/15/29	165,963
PRINCIPAL AMOUNT		VALUE
195,000	Forestar Group, Inc.* 5.000%, 03/01/28	$172,002
137,000	3.850%, 05/15/26	122,949
301,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	239,106
125,000	Service Properties Trust 5.250%, 02/15/26	112,211
		812,231
	Special Purpose Acquisition Companies (0.1%)
260,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	206,882
131,000	4.625%, 01/15/29	110,602
		317,484
	Utilities (0.1%)
97,000	PPL Capital Funding, Inc.‡ 8.317%, 03/30/67 3 mo. USD LIBOR + 2.67%	87,887
125,000	Vistra Corp.*‡ 7.000%, 11/01/67 5 year CMT + 5.74%	114,350
65,000	8.000%, 11/01/67 5 year CMT + 6.93%	61,840
		264,077
	TOTAL CORPORATE BONDS(Cost $81,177,150)	81,284,207
CONVERTIBLE BONDS (133.0%)
	Communication Services (10.2%)
199,000	Cable One, Inc.µ 0.000%, 03/15/26	162,919
7,500,000	Liberty Media Corp.* 3.750%, 03/15/28	8,265,225
7,250,000	2.375%, 09/30/53	7,029,963
7,750,000	Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	7,724,657
4,500,000	Match Group Financeco 3, Inc.*µ 2.000%, 01/15/30	3,657,015
5,250,000	Perficient, Inc.µ 0.125%, 11/15/26	4,202,573
11,000,000	Snap, Inc.µ 0.000%, 05/01/27	8,193,350
5,000,000	0.750%, 08/01/26	4,414,100
3,000,000	Zillow Group, Inc. 1.375%, 09/01/26	3,151,260
		46,801,062
	Consumer Discretionary (25.6%)
9,750,000	Airbnb, Inc.µ 0.000%, 03/15/26	8,447,400
4,000,000	Booking Holdings, Inc. 0.750%, 05/01/25	6,099,640

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
3,750,000	Carnival Corp.*µ 5.750%, 12/01/27	$4,443,075
6,000,000	Chegg, Inc.µ 0.000%, 09/01/26	4,660,920
11,400,000	DISH Network Corp. 0.000%, 12/15/25	6,994,356
343,000	2.375%, 03/15/24µ	328,666
11,750,000	DraftKings Holdings, Inc.µ 0.000%, 03/15/28	8,721,437
11,250,000	Etsy, Inc.µ 0.125%, 09/01/27	8,890,200
14,500,000	Ford Motor Companyµ 0.000%, 03/15/26	13,235,745
7,500,000	Liberty Broadband Corp.* 3.125%, 03/31/53	7,440,375
2,125,000	Lucid Group, Inc.* 1.250%, 12/15/26	1,171,215
9,000,000	Marriott Vacations Worldwide Corp.*µ 3.250%, 12/15/27	7,630,830
8,500,000	Rivian Automotive, Inc.* 4.625%, 03/15/29	8,960,530
5,000,000	Shake Shack, Inc.µ 0.000%, 03/01/28	3,697,600
13,250,000	Vail Resorts, Inc.µ 0.000%, 01/01/26	11,600,905
11,750,000	Wayfair, Inc.µ 3.250%, 09/15/27	11,322,770
3,750,000	Wynn Macau, Ltd.* 4.500%, 03/07/29	3,825,450
		117,471,114
	Consumer Staples (1.4%)
2,525,000	Enovis Corp.* 3.875%, 10/15/28	2,637,994
4,000,000	Post Holdings, Inc. 2.500%, 08/15/27	3,818,280
		6,456,274
	Energy (3.9%)
1,325,000	EQT Corp. 1.750%, 05/01/26	3,852,305
4,265,000	Nabors Industries, Inc.*µ 1.750%, 06/15/29	3,195,850
3,750,000	Northern Oil & Gas, Inc. 3.625%, 04/15/29	4,429,012
2,500,000	Pioneer Natural Resources Company 0.250%, 05/15/25	6,379,925
9,600,000	SunEdison, Inc.*@ 0.000%, 01/15/49	96,000
		17,953,092
	Financials (1.7%)
7,500,000	Morgan Stanley Finance, LLC 1.000%, 11/23/27	7,603,500
PRINCIPAL AMOUNT		VALUE
	Health Care (28.4%)
4,000,000	Alnylam Pharmaceuticals, Inc.µ 1.000%, 09/15/27	$3,471,440
4,750,000	Alphatec Holdings, Inc.µ 0.750%, 08/01/26	4,057,972
4,752,000	BioMarin Pharmaceutical, Inc.µ 0.599%, 08/01/24	4,582,401
8,250,000	CONMED Corp.µ 2.250%, 06/15/27	7,723,237
10,500,000	CryoPort, Inc.*µ 0.750%, 12/01/26	8,309,175
13,817,000	Dexcom, Inc.µ 0.250%, 11/15/25	13,116,064
7,000,000	0.375%, 05/15/28*	6,174,420
3,750,000	Envista Holdings Corp.*µ 1.750%, 08/15/28	3,244,650
6,000,000	Exact Sciences Corp.µ 0.375%, 03/15/27	5,227,200
6,250,000	Halozyme Therapeutics, Inc.µ 1.000%, 08/15/28	5,498,937
3,750,000	Insmed, Inc. 0.750%, 06/01/28	3,644,925
3,750,000	Insulet Corp.µ 0.375%, 09/01/26	3,473,813
7,750,000	Integer Holdings Corp.* 2.125%, 02/15/28	8,531,045
3,750,000	Integra LifeSciences Holdings Corp.µ 0.500%, 08/15/25	3,382,913
3,750,000	Ionis Pharmaceuticals, Inc. 0.000%, 04/01/26	3,631,688
8,000,000	Jazz Investments I, Ltd.µ^ 2.000%, 06/15/26	8,121,840
3,189,000	Lantheus Holdings, Inc.*µ 2.625%, 12/15/27	3,538,259
9,000,000	NeoGenomics, Inc.µ 0.250%, 01/15/28	6,504,030
7,500,000	Omnicell, Inc.µ 0.250%, 09/15/25	6,667,275
7,000,000	Pacira BioSciences, Inc.µ 0.750%, 08/01/25	6,297,200
3,250,000	Sarepta Therapeutics, Inc.µ 1.250%, 09/15/27	2,767,538
7,250,000	Shockwave Medical, Inc.*µ 1.000%, 08/15/28	7,029,672
5,750,000	Tandem Diabetes Care, Inc.*µ 1.500%, 05/01/25	5,428,747
		130,424,441
	Industrials (10.6%)
3,625,000	Advanced Energy Industries, Inc.*µ 2.500%, 09/15/28	3,350,588
3,750,000	Axon Enterprise, Inc.* 0.500%, 12/15/27	4,045,537

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
3,625,000	Fluor Corp.* 1.125%, 08/15/29	$3,499,539
6,250,000	John Bean Technologies Corp.µ 0.250%, 05/15/26	5,624,437
3,750,000	Middleby Corp. 1.000%, 09/01/25	3,895,163
2,750,000	Parsons Corp. 0.250%, 08/15/25	3,607,560
6,250,000	Southwest Airlines Companyµ 1.250%, 05/01/25	5,956,250
3,500,000	Tetra Tech, Inc.* 2.250%, 08/15/28	3,390,415
17,000,000	Uber Technologies, Inc.µ 0.000%, 12/15/25	15,541,400
		48,910,889
	Information Technology (42.4%)
7,250,000	Akamai Technologies, Inc. 1.125%, 02/15/29*	7,137,698
3,750,000	0.375%, 09/01/27	3,820,013
7,750,000	Bentley Systems, Inc. 0.125%, 01/15/26	7,397,298
6,500,000	BILL Holdings, Inc.µ 0.000%, 12/01/25	6,177,990
3,000,000	Camtek, Ltd.* 0.000%, 12/01/26	3,237,660
7,000,000	Confluent, Inc.µ 0.000%, 01/15/27	5,649,840
8,250,000	CyberArk Software, Ltd. 0.000%, 11/15/24	9,444,600
5,500,000	Datadog, Inc. 0.125%, 06/15/25	6,056,820
5,250,000	DigitalOcean Holdings, Inc.µ 0.000%, 12/01/26	3,950,415
7,927,000	Enphase Energy, Inc.µ 0.000%, 03/01/26	6,760,383
5,000,000	Five9, Inc.µ 0.500%, 06/01/25	4,575,550
1,750,000	MongoDB, Inc. 0.250%, 01/15/26	2,986,025
5,250,000	NCL Corp., Ltd.µ 1.125%, 02/15/27	4,071,585
4,000,000	2.500%, 02/15/27	3,209,280
2,750,000	5.375%, 08/01/25	2,919,070
6,500,000	Okta, Inc.µ 0.125%, 09/01/25	5,819,580
3,500,000	0.375%, 06/15/26	3,001,705
15,000,000	ON Semiconductor Corp.*µ 0.500%, 03/01/29	13,187,100
4,750,000	Palo Alto Networks, Inc. 0.375%, 06/01/25	11,599,595
3,625,000	Rapid7, Inc.*µ 1.250%, 03/15/29	3,506,898
PRINCIPAL AMOUNT		VALUE
9,750,000	Repay Holdings Corp.*µ 0.000%, 02/01/26	$7,803,412
3,500,000	Seagate HDD Cayman* 3.500%, 06/01/28	3,630,690
12,000,000	Shift4 Payments, Inc.µ 0.000%, 12/15/25	10,928,400
5,800,000	SK Hynix, Inc. 1.750%, 04/11/30	7,017,768
9,750,000	Splunk, Inc.µ 1.125%, 06/15/27	9,216,577
8,500,000	Tyler Technologies, Inc. 0.250%, 03/15/26	8,082,650
12,500,000	Unity Software, Inc.µ 0.000%, 11/15/26	9,796,000
5,500,000	Wix.com, Ltd. 0.000%, 08/15/25	4,877,180
7,750,000	Wolfspeed, Inc. 1.875%, 12/01/29*	4,629,230
4,469,000	0.250%, 02/15/28	2,755,764
3,500,000	Workiva, Inc.*µ 1.250%, 08/15/28	3,179,120
7,000,000	Zscaler, Inc. 0.125%, 07/01/25	8,546,580
		194,972,476
	Materials (3.0%)
1,250,000	ATI, Inc. 3.500%, 06/15/25	3,092,700
3,000,000	Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	3,449,730
4,159,000	Lithium Americas Corp. 1.750%, 01/15/27	2,807,741
5,225,000	MP Materials Corp.*µ 0.250%, 04/01/26	4,305,191
		13,655,362
	Other (0.0%)
135,000	Multiplan Corp.* 6.000%, 10/15/27	89,778
	Real Estate (0.9%)
5,250,000	Pebblebrook Hotel Trustµ 1.750%, 12/15/26	4,174,957
	Utilities (4.9%)
3,750,000	CMS Energy Corp.* 3.375%, 05/01/28	3,550,650
13,250,000	PPL Capital Funding, Inc.* 2.875%, 03/15/28	12,151,310
7,000,000	Southern Company* 3.875%, 12/15/25	6,877,360
		22,579,320
	TOTAL CONVERTIBLE BONDS(Cost $695,212,591)	611,092,265

See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
BANK LOANS (2.8%)¡
	Airlines (0.1%)
202,500	American Airlines, Inc.‡ 10.427%, 04/20/28 3 mo. SOFR + 4.75%	$205,664
202,500	Mileage Plus Holdings, LLC‡ 10.798%, 06/21/27 3 mo. SOFR + 5.25%	209,023
		414,687
	Communication Services (0.1%)
34,111	Clear Channel Outdoor Holdings, Inc.‡ 5.388%, 08/21/26 3 mo. SOFR + 3.50%	32,846
87,293	DIRECTV Financing, LLC‡ 10.325%, 08/02/27 1 mo. SOFR + 5.00%	85,095
420,000	Entercom Media Corp.‡ 8.145%, 11/18/24 3 mo. SOFR + 2.50%	184,735
140,000	Telesat Canada‡ 8.434%, 12/07/26 3 mo. SOFR + 2.75%	96,495
		399,171
	Consumer Discretionary (0.5%)
127,089	American Axle and Manufacturing, Inc.‡ 9.007%, 12/13/29 3 mo. SOFR + 3.50%	126,825
84,686	American Axle and Manufacturing, Inc.‡ 8.941%, 12/13/29 1 mo. SOFR + 3.50%	84,510
263,675	Caesars Entertainment, Inc.‡ 8.674%, 02/06/30 1 mo. SOFR + 3.25%	263,053
264,338	Carnival Corp.‡ 8.336%, 08/08/27 1 mo. SOFR + 3.00%	260,042
263,675	Hanesbrands, Inc.‡ 9.074%, 03/08/30 1 mo. SOFR + 3.75%	260,709
153,526	Life Time Fitness, Inc.‡ 10.130%, 01/15/26 3 mo. SOFR + 4.75%	153,852
310,732	Petco Health and Wellness Company, Inc.‡ 8.902%, 03/03/28 3 mo. SOFR + 3.25%	304,344
552,349	PetSmart, Inc.‡ 9.174%, 02/11/28 1 mo. SOFR + 3.75%	546,538
172,934	TKC Holdings, Inc.‡ 10.939%, 05/15/28 1 mo. SOFR + 5.50%	166,016
PRINCIPAL AMOUNT		VALUE
65,000	Windsor Holdings III, LLC‡ 9.815%, 08/01/30 1 mo. SOFR + 4.50%	$64,890
		2,230,779
	Consumer Staples (0.1%)
275,000	Star Parent, Inc.‡ 9.386%, 09/27/30 3 mo. LIBOR + 4.00%	262,902
125,000	United Natural Foods, Inc.‡ 8.689%, 10/22/25 1 mo. SOFR + 3.25%	124,826
		387,728
	Energy (0.1%)
125,000	New Fortress Energy, Inc.‡ 0.000%, 10/23/30	115,625
338,650	Par Petroleum, LLC‡ 9.773%, 02/28/30 3 mo. SOFR + 4.25%	338,227
		453,852
	Financials (0.5%)
65,000	Advisor Group, Inc.‡ 9.824%, 08/17/28 1 mo. SOFR + 4.50%	64,785
263,672	Alliant Holdings Intermediate, LLC‡ 8.835%, 11/05/27 1 mo. SOFR + 3.50%	263,082
148,731	Amynta Agency Borrower, Inc.‡ 10.325%, 02/28/28 1 mo. SOFR + 5.00%	148,836
54,366	Amynta Agency Borrower, Inc.‡ 10.424%, 02/28/28 1 mo. SOFR + 5.00%	54,404
272,236	AssuredPartners, Inc.‡ 8.824%, 02/12/27 1 mo. SOFR + 3.50%	270,194
204,488	Avolon TLB Borrower 1 LLC‡ 7.839%, 06/22/28 1 mo. SOFR + 2.50%	204,773
229,669	Castlelake Aviation, Ltd.! 0.000%, 10/22/26	229,526
133,988	Castlelake Aviation, Ltd.‡ 8.421%, 10/22/27 3 mo. SOFR + 2.75%	133,832
267,975	Hub International, Ltd.‡ 9.365%, 11/10/29 3 mo. SOFR + 4.00%	267,936
374,308	Jazz Financing Lux Sarl‡ 8.939%, 05/05/28 1 mo. SOFR + 3.50%	374,619
361,350	VFH Parent, LLC‡ 8.427%, 01/13/29 1 mo. SOFR + 3.00%	359,581
		2,371,568

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Health Care (0.3%)
463,106	Amneal Pharmaceuticals, LLC‡ 8.939%, 05/04/25 1 mo. SOFR + 3.50%	$454,751
142,304	Icon Luxembourg Sarl‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	142,551
271,171	Mallinckrodt International Finance, SA‡ 12.703%, 09/30/27 1 mo. SOFR + 7.25%	206,618
282,353	Padagis, LLC‡ 10.434%, 07/06/28 3 mo. SOFR + 4.75%	251,530
35,455	PRA Health Sciences, Inc.‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	35,516
678,661	Team Health Holdings, Inc.‡ 10.574%, 03/02/27 1 mo. SOFR + 5.25%	490,519
1,935	Team Health Holdings, Inc.‡ 10.574%, 03/02/27 1 mo. SOFR + 5.25%	1,399
		1,582,884
	Industrials (0.3%)
136,850	ACProducts, Inc.‡ 9.902%, 05/17/28 3 mo. SOFR + 4.25%	109,214
167,875	Air Canada‡ 9.128%, 08/11/28 3 mo. SOFR + 3.50%	167,917
342,413	ChampionX Corp.‡ 8.177%, 06/07/29 1 mo. SOFR + 2.75%	343,964
177,780	Emrld Borrower, LP‡ 8.380%, 05/31/30 3 mo. SOFR + 3.00%	177,613
256,750	Scientific Games International, Inc.‡ 8.435%, 04/14/29 1 mo. SOFR + 3.00%	256,831
148,875	Summit Materials, LLC‡ 8.571%, 12/14/27 3 mo. SOFR + 3.00%	149,689
263,847	United Airlines, Inc.‡ 9.189%, 04/21/28 1 mo. SOFR + 3.75%	263,682
		1,468,910
	Information Technology (0.2%)
259,559	Banff Merger Sub, Inc.‡ 9.189%, 10/02/25 1 mo. SOFR + 3.75%	259,613
185,000	Central Parent, Inc.! 0.000%, 07/06/29	184,191
PRINCIPAL AMOUNT		VALUE
64,513	Central Parent, Inc.‡ 9.406%, 07/06/29 3 mo. SOFR + 4.00%	$64,230
267,537	Dun & Bradstreet Corp.‡ 8.176%, 02/06/26 1 mo. SOFR + 2.75%	267,537
246,821	II-VI, Inc.‡ 8.189%, 07/02/29 1 mo. SOFR + 2.75%	246,705
		1,022,276
	Information Technology (0.1%)
218,979	Camelot U.S. Acquisition LLC‡ 8.439%, 10/30/26 1 mo. SOFR + 3.00%	218,957
	Materials (0.3%)
200,000	Chemours Company‡ 8.824%, 08/18/28 1 mo. SOFR + 2.50%	195,000
274,313	Ineos US Finance, LLC‡ 8.825%, 02/18/30 1 mo. SOFR + 3.50%	268,955
326,959	Innophos, Inc.‡ 8.689%, 02/05/27 1 mo. SOFR + 3.25%	324,098
334,163	LSF11 A5 Holdco, LLC‡ 9.674%, 10/15/28 1 mo. SOFR + 4.25%	328,420
134,313	Trinseo Materials Operating SCA‡ 7.939%, 05/03/28 1 mo. SOFR + 2.50%	107,274
253,407	W.R. Grace & Co.-Conn.‡ 9.402%, 09/22/28 3 mo. SOFR + 3.75%	249,290
		1,473,037
	Special Purpose Acquisition Companies (0.2%)
138,250	Clydesdale Acquisition Holdings, Inc.‡ 9.599%, 04/13/29 1 mo. SOFR + 4.18%	134,074
64,025	Fertitta Entertainment, LLC‡ 9.324%, 01/27/29 1 mo. SOFR + 4.00%	62,711
282,150	Oscar AcquisitionCo, LLC‡ 9.990%, 04/29/29 3 mo. SOFR + 4.50%	275,302
257,400	Patagonia Holdco, LLC‡ 11.117%, 08/01/29 3 mo. SOFR + 5.75%	223,294
		695,381
	TOTAL BANK LOANS (Cost $13,239,136)	12,719,230
See accompanying Notes to Schedule of Investments

www.calamos.com

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (6.0%)
	Energy (0.0%)
7	Gulfport Energy Corp.# 10.000%, 12/01/23 15.000% PIK rate	$62,125
	Financials (2.4%)
72,795	Apollo Global Management, Inc. 6.750%, 07/31/26	3,502,167
7,055	Bank of America Corp.‡‡~ 7.250%	7,430,326
		10,932,493
	Industrials (0.7%)
65,985	Chart Industries, Inc.~ 6.750%, 12/15/25	3,243,823
	Utilities (2.9%)
123,415	AES Corp.^~ 6.875%, 02/15/24	7,439,456
156,300	NextEra Energy, Inc.^~ 6.926%, 09/01/25	5,867,502
		13,306,958
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $37,272,756)	27,545,399
COMMON STOCKS (0.2%)
	Communication Services (0.0%)
5,620	Altice USA, Inc. - Class A#	16,242
1,888	Cumulus Media, Inc. - Class Aµ	8,515
		24,757
	Energy (0.2%)
2,577	Chaparral Energy, Inc. - Class A&#	114,676
795	Chesapeake Energy Corp.µ^	68,434
18,535	Energy Transfer, LP	243,735
11,035	Enterprise Products Partners, LP	287,351
1,881	EP Energy Corp.&#	4,938
2,374	ONEOK, Inc.^	154,785
		873,919
	Special Purpose Acquisition Company (0.0%)
3,168	Intelsat Emergence, SA&#	75,240
	TOTAL COMMON STOCKS (Cost $1,504,090)	973,916
PREFERRED STOCKS (0.2%)
	Communication Services (0.0%)
3,265	United States Cellular Corp.µ 5.500%, 06/01/70	47,734
3,130	5.500%, 03/01/70	46,512
		94,246
PRINCIPAL AMOUNT		VALUE
	Consumer Discretionary (0.1%)
1,722	Guitar Center, Inc.&#	$181,671
	Energy (0.1%)
8,160	NuStar Energy, LP‡ 11.315%, 11/30/23 3 mo. USD LIBOR + 5.64%	204,816
2,000	12.438%, 11/30/23 3 mo. SOFR + 7.03%	50,940
12,000	NuStar Logistics, LP‡~ 12.390%, 01/15/43 3 mo. SOFR + 6.98%	311,760
		567,516
	TOTAL PREFERRED STOCKS (Cost $840,192)	843,433
WARRANTS (0.0%)#
	Energy (0.0%)
13,522	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	2
12,170	Mcdermott International, Ltd. 06/30/27, Strike $12.33	1
	TOTAL WARRANTS (Cost $5,195)	3
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.2%)#
	Consumer Discretionary (0.1%)
505	Amazon.com, Inc.
6,721,045	Call, 01/19/24, Strike $127.50	613,575
	Information Technology (0.1%)
270	Palo Alto Networks, Inc.
6,561,540	Call, 01/19/24, Strike $250.00	423,900
	TOTAL PURCHASED OPTIONS (Cost $1,397,940)	1,037,475
	TOTAL INVESTMENTS (160.1%) (Cost $830,846,856)	735,686,397
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-20.0%)		(92,000,000)
LIABILITIES, LESS OTHER ASSETS (-40.1%)		(184,321,371)
NET ASSETS (100.0%)		$459,365,026

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Dynamic Convertible and Income Fund Schedule of Investments October 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS

* Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µ Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $360,445,926.

^ Security, or portion of security, is on loan.

@ In default status and considered non-income producing.

& Illiquid security.

‡ Variable rate security. The rate shown is the rate in effect at October 31, 2023.

¡ Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

! This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

# Non-income producing security.

‡‡ Perpetual maturity.

~ Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $5,338,906.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2023 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Securities	$—	$190,469	$—	$190,469
Corporate Bonds	—	81,284,207	—	81,284,207
Convertible Bonds	—	611,092,265	—	611,092,265
Bank Loans	—	12,719,230	—	12,719,230
Convertible Preferred Stocks	27,483,274	62,125	—	27,545,399
Common Stocks	779,062	194,854	—	973,916
Preferred Stocks	614,028	229,405	—	843,433
Warrants	—	3	—	3
Purchased Options	1,037,475	—	—	1,037,475
Total	$29,913,839	$705,772,558	$—	$735,686,397

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
170,000	SVC ABS, LLC Series 2023-1A, Class C*~ 6.700%, 02/20/53 (Cost $156,404)	$150,603
CORPORATE BONDS (17.0%)
	Airlines (0.3%)
43,333	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	43,119
198,857	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	186,393
96,284	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	96,106
233,870	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	199,465
140,833	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	137,003
219,065	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	190,345
218,789	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	217,536
145,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	107,675
		1,177,642
	Communication Services (1.8%)
250,000	Altice France, SA* 5.500%, 10/15/29	173,133
260,000	APi Group DE, Inc.* 4.750%, 10/15/29	224,203
310,000	Arrow Bidco, LLC* 9.500%, 03/15/24	314,148
225,000	Ashtead Capital, Inc.* 2.450%, 08/12/31	165,978
273,000	Audacy Capital Corp.* 6.750%, 03/31/29	4,436
100,000	6.500%, 05/01/27	1,500
195,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	157,800
205,000	Clear Channel Outdoor Holdings, Inc.* 9.000%, 09/15/28	199,906
330,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	261,911
PRINCIPAL AMOUNT		VALUE
400,000	CSC Holdings, LLC* 4.625%, 12/01/30	$203,180
335,000	5.375%, 02/01/28	267,122
300,000	5.750%, 01/15/30	158,145
200,000	5.500%, 04/15/27	167,184
200,000	4.500%, 11/15/31	132,308
180,000	Diamond Sports Group, LLC / Diamond Sports Finance Company*@ 6.625%, 08/15/27	2,282
151,000	5.375%, 08/15/26	1,851
557,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	488,155
225,000	Frontier California, Inc. 6.750%, 05/15/27	207,747
140,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	121,505
54,000	8.750%, 05/15/30	51,512
242,000	Frontier Florida, LLC@ 6.860%, 02/01/28	222,776
330,000	Frontier North, Inc.@ 6.730%, 02/15/28	306,131
195,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	164,812
69,000	5.250%, 12/01/27	65,244
80,000	iHeartCommunications, Inc. 8.375%, 05/01/27^	49,101
80,000	5.250%, 08/15/27*	58,722
170,000	Intelsat Jackson Holdings, SA@& 9.750%, 07/15/25*	—
130,000	5.500%, 08/01/23	—
265,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	240,122
167,354	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	42,183
160,000	Lumen Technologies, Inc. 7.600%, 09/15/39	43,542
100,000	4.000%, 02/15/27*^	68,373
52,000	7.650%, 03/15/42	14,006
109,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	84,394
175,000	Nexstar Media, Inc.* 5.625%, 07/15/27	157,584
310,000	Paramount Global 4.900%, 08/15/44	195,281
73,000	Qwest Corp. 7.250%, 09/15/25	70,102
111,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	84,313
56,000	5.375%, 01/15/31	34,798
210,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	157,198

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
225,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	$199,562
217,000	4.000%, 07/15/28	184,628
110,000	3.125%, 09/01/26	98,834
54,000	3.875%, 09/01/31	40,674
202,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	125,884
245,000	Stagwell Global, LLC* 5.625%, 08/15/29	202,703
215,000	Telecom Italia Capital, SA 6.000%, 09/30/34	177,091
219,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	131,128
85,000	Time Warner Cable, LLC 7.300%, 07/01/38	79,616
245,000	United States Cellular Corp.^ 6.700%, 12/15/33	233,326
80,000	Univision Communications, Inc.* 8.000%, 08/15/28	75,818
105,000	Viasat, Inc.* 5.625%, 04/15/27	91,869
		7,003,821
	Consumer Discretionary (3.6%)
265,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	269,420
210,000	Adams Homes, Inc.* 9.250%, 10/15/28	206,136
260,000	Adient Global Holdings Company* 8.250%, 04/15/31	254,426
175,000	American Axle & Manufacturing, Inc. 6.875%, 07/01/28	155,970
190,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 4.625%, 08/01/29	154,422
139,000	6.625%, 01/15/28	127,573
267,000	At Home Group, Inc.* 4.875%, 07/15/28	92,783
292,000	Bath & Body Works, Inc. 6.694%, 01/15/27	282,986
270,000	6.875%, 11/01/35	238,650
136,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29^	111,967
112,000	8.125%, 07/01/27	111,030
225,000	Carnival Corp.* 6.000%, 05/01/29	190,296
108,000	7.625%, 03/01/26	105,074
105,000	4.000%, 08/01/28	91,479
13,000	7.000%, 08/15/29	12,771
260,000	Carriage Services, Inc.* 4.250%, 05/15/29	212,922
44,000	Carvana Company* 14.000%, 06/01/31	33,114
37,000	13.000%, 06/01/30	27,767
25,000	12.000%, 12/01/28	18,723
PRINCIPAL AMOUNT		VALUE
470,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.125%, 05/01/27	$433,058
250,000	6.375%, 09/01/29	229,850
245,000	4.750%, 03/01/30	202,390
215,000	4.250%, 02/01/31	167,515
125,000	5.000%, 02/01/28	111,988
125,000	4.500%, 08/15/30	100,465
108,000	4.750%, 02/01/32	84,423
108,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	96,783
137,000	Cedar Fair, LP^ 5.250%, 07/15/29	118,490
105,000	Churchill Downs, Inc.* 6.750%, 05/01/31	98,170
175,000	Dana, Inc. 4.250%, 09/01/30	139,249
164,000	4.500%, 02/15/32	128,540
275,000	DISH DBS Corp. 5.250%, 12/01/26*	222,467
209,000	7.750%, 07/01/26	140,245
133,000	7.375%, 07/01/28	74,985
110,000	5.125%, 06/01/29	56,767
220,000	DISH Network Corp.* 11.750%, 11/15/27	218,097
200,000	Empire Resorts, Inc.* 7.750%, 11/01/26	163,786
238,000	Everi Holdings, Inc.* 5.000%, 07/15/29	200,196
220,000	Ford Motor Company^ 6.100%, 08/19/32	203,676
350,000	Ford Motor Credit Company, LLC 4.000%, 11/13/30	288,603
300,000	5.113%, 05/03/29	272,466
275,000	7.200%, 06/10/30	274,689
200,000	7.350%, 11/04/27	202,608
200,000	7.350%, 03/06/30	201,228
82,000	Gap, Inc.* 3.875%, 10/01/31	59,157
110,000	General Motors Company 5.200%, 04/01/45	81,538
350,000	goeasy, Ltd.* 5.375%, 12/01/24	344,004
208,000	4.375%, 05/01/26	188,542
110,000	Goodyear Tire & Rubber Company^ 5.250%, 07/15/31	89,718
93,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	80,382
226,000	Guitar Center, Inc.*^& 8.500%, 01/15/26	191,008
145,000	International Game Technology, PLC* 6.250%, 01/15/27	141,481
63,273	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	63,697

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
180,000	Kohl's Corp. 5.550%, 07/17/45	$104,069
210,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	201,270
220,000	Liberty Interactive, LLC 8.250%, 02/01/30	57,959
204,000	Life Time, Inc.* 8.000%, 04/15/26	199,371
110,000	5.750%, 01/15/26	106,685
105,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	102,701
80,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	78,424
139,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	126,390
140,000	M/I Homes, Inc. 3.950%, 02/15/30	112,027
366,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	282,212
110,000	4.300%, 02/15/43	60,361
260,000	Mclaren Finance, PLC* 7.500%, 08/01/26	224,471
287,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	239,579
125,000	Newell Brands, Inc. 5.200%, 04/01/26	118,071
110,000	Nordstrom, Inc. 5.000%, 01/15/44	66,241
105,000	4.250%, 08/01/31	76,978
250,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	194,415
250,000	PetSmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	221,407
305,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*^ 5.625%, 09/01/29	214,656
553,000	Rite Aid Corp.*@ 8.000%, 11/15/26	384,551
105,000	Royal Caribbean Cruises, Ltd.* 7.250%, 01/15/30	103,874
320,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	260,218
425,000	Six Flags Entertainment Corp.* 7.250%, 05/15/31	391,514
241,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	200,975
131,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	117,314
455,000	Station Casinos, LLC* 4.500%, 02/15/28	393,398
PRINCIPAL AMOUNT		VALUE
128,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	$116,596
55,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	54,109
260,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	242,216
105,000	Windsor Holdings III, LLC* 8.500%, 06/15/30	103,079
210,000	ZF North America Capital, Inc.* 7.125%, 04/14/30	204,393
		13,727,294
	Consumer Staples (0.7%)
224,000	1375209 B.C., Ltd.* 9.000%, 01/30/28	217,777
205,000	B&G Foods, Inc.* 8.000%, 09/15/28	200,129
251,000	Central Garden & Pet Company* 4.125%, 04/30/31	200,612
245,000	Edgewell Personal Care Company* 4.125%, 04/01/29	206,028
307,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	252,765
54,000	6.500%, 12/31/27	50,734
320,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc. 5.500%, 01/15/30	292,778
135,000	5.125%, 02/01/28µ	126,791
80,000	5.750%, 04/01/33	70,438
174,000	New Albertsons, LP 7.750%, 06/15/26	175,937
217,000	Performance Food Group, Inc.* 4.250%, 08/01/29	184,135
165,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	136,328
110,000	Post Holdings, Inc.* 5.750%, 03/01/27	105,027
209,000	Prestige Brands, Inc.* 3.750%, 04/01/31	166,611
195,000	United Natural Foods, Inc.* 6.750%, 10/15/28	152,601
342,000	Vector Group, Ltd.* 5.750%, 02/01/29	290,402
105,000	Williams Scotsman, Inc.* 7.375%, 10/01/31	103,680
		2,932,773
	Energy (2.2%)
211,000	Antero Resources Corp.* 5.375%, 03/01/30	192,863
223,000	Apache Corp. 5.100%, 09/01/40	173,623
140,000	Buckeye Partners, LP 3.950%, 12/01/26	127,777
135,000	5.850%, 11/15/43	95,615

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
305,000	Callon Petroleum Company*^ 7.500%, 06/15/30	$295,661
112,000	Cheniere Energy, Inc. 4.625%, 10/15/28	102,390
167,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	163,865
297,000	Civitas Resources, Inc.* 8.750%, 07/01/31	300,122
165,000	Continental Resources, Inc.* 2.875%, 04/01/32	122,230
100,000	5.750%, 01/15/31	92,830
169,000	DT Midstream, Inc.* 4.125%, 06/15/29	145,536
207,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	210,140
80,000	9.875%, 07/15/31	86,329
120,000	Enbridge, Inc.‡ 7.375%, 01/15/83 5 year CMT + 3.71%	111,668
320,000	Energy Transfer, LP‡ 8.656%, 11/15/26 3 mo. USD SOFR + 3.28%	261,632
162,000	6.500%, 11/01/35 5 year CMT + 5.69%	147,218
240,000	EnLink Midstream Partners, LP 9.780%, 12/01/23‡ 3 mo. LIBOR + 4.11%	214,322
224,000	4.850%, 07/15/26	211,799
132,000	Enlink Midstream, LLC* 6.500%, 09/01/30	126,910
355,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	352,927
138,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	134,182
88,000	6.250%, 05/15/26	84,010
215,000	Gulfport Energy Corp. 6.375%, 05/15/25@&	—
205,000	8.000%, 05/17/26*	205,086
65,708	8.000%, 05/17/26	65,736
305,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	271,197
163,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	155,016
217,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	207,621
135,000	Moss Creek Resources Holdings, Inc.* 10.500%, 05/15/27	133,615
90,000	7.500%, 01/15/26	86,153
160,000	Nabors Industries, Inc.* 7.375%, 05/15/27	149,830
160,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	141,382
PRINCIPAL AMOUNT		VALUE
221,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	$205,672
113,000	6.500%, 09/30/26	101,303
107,000	Oceaneering International, Inc.* 6.000%, 02/01/28	98,122
230,000	Parkland Corp.* 5.875%, 07/15/27	221,180
112,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	100,056
52,000	Permian Resources Operating LLC* 7.000%, 01/15/32	50,882
270,000	Plains All American Pipeline, LP‡ 9.736%, 12/01/23 3 mo. LIBOR + 4.11%	254,864
305,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	276,836
109,000	Southwestern Energy Company 4.750%, 02/01/32	93,845
105,000	5.375%, 02/01/29	97,275
54,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	46,462
301,150	Transocean, Inc.* 8.750%, 02/15/30	300,906
130,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	122,723
55,000	4.125%, 08/15/31	44,462
55,000	3.875%, 08/15/29	46,071
265,000	Venture Global LNG, Inc.* 8.375%, 06/01/31	253,075
155,000	8.125%, 06/01/28	150,601
105,000	9.875%, 02/01/32	106,561
50,000	9.500%, 02/01/29	50,752
203,000	Vital Energy, Inc. 9.500%, 01/15/25	204,100
100,000	7.750%, 07/31/29*	90,380
26,000	9.750%, 10/15/30	25,500
190,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	171,393
262,000	Weatherford International, Ltd.* 8.625%, 04/30/30	265,149
		8,547,455
	Financials (2.8%)
292,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	283,684
323,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	321,194
342,000	AG Issuer, LLC* 6.250%, 03/01/28	316,925
370,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	337,988

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
245,000	Ally Financial, Inc. 4.700%, 05/15/26‡ 5 year CMT + 3.87%	$160,090
100,000	4.700%, 05/15/28‡ 7 year CMT + 3.48%	58,511
90,000	8.000%, 11/01/31	88,008
439,000	AmWINS Group, Inc.* 4.875%, 06/30/29	376,855
248,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	217,977
90,000	Avolon Holdings Funding, Ltd.*µ 5.500%, 01/15/26	86,747
434,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	378,700
200,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	166,904
134,000	5.750%, 05/15/26	122,898
200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	181,068
237,000	Credit Acceptance Corp. 5.125%, 12/31/24*	229,466
230,000	6.625%, 03/15/26^	219,227
210,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	199,521
283,000	Enact Holdings, Inc.* 6.500%, 08/15/25	278,730
321,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	243,806
225,000	GTCR W-2 Merger Sub, LLC* 7.500%, 01/15/31	222,118
324,000	HUB International, Ltd.* 5.625%, 12/01/29	279,699
161,000	7.000%, 05/01/26	157,030
164,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	127,254
275,000	ILFC E-Capital Trust II*‡ 7.459%, 12/21/65 3 mo. LIBOR + 1.80%	206,847
435,000	Iron Mountain, Inc.* 5.250%, 03/15/28	398,556
53,000	7.000%, 02/15/29	51,476
600,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	481,290
387,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	368,966
109,000	4.750%, 06/15/29	87,983
205,000	LD Holdings Group, LLC* 6.125%, 04/01/28	114,872
PRINCIPAL AMOUNT		VALUE
235,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	$133,078
173,000	3.400%, 03/01/27^	160,976
105,000	4.625%, 09/15/27	70,866
162,000	LPL Holdings, Inc.* 4.000%, 03/15/29	139,380
210,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	207,125
344,000	MetLife, Inc. 6.400%, 12/15/66	323,185
300,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	265,842
228,000	Navient Corp. 5.000%, 03/15/27	201,091
115,000	4.875%, 03/15/28	95,412
250,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	187,412
150,000	OneMain Finance Corp. 3.875%, 09/15/28	119,461
145,000	9.000%, 01/15/29	141,777
108,000	7.125%, 03/15/26	105,114
110,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	99,335
341,000	PHH Mortgage Corp.* 7.875%, 03/15/26	295,719
260,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	221,637
100,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	77,400
100,000	3.625%, 03/01/29	81,400
50,000	2.875%, 10/15/26	43,668
227,000	StoneX Group, Inc.* 8.625%, 06/15/25	228,360
258,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	216,137
105,000	5.750%, 06/15/27	95,816
110,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	71,531
105,000	10.500%, 02/15/28	101,244
250,000	VZ Secured Financing, BV* 5.000%, 01/15/32	190,517
237,000	XHR, LP* 6.375%, 08/15/25	231,300
		10,869,173
	Health Care (1.1%)
398,000	Bausch Health Companies, Inc.* 11.000%, 09/30/28	243,640
81,000	6.125%, 02/01/27	45,255
78,000	14.000%, 10/15/30	42,969

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
435,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	$169,093
230,000	8.000%, 03/15/26	210,588
127,000	6.875%, 04/15/29	52,427
27,000	5.250%, 05/15/30	19,196
433,000	DaVita, Inc.* 4.625%, 06/01/30	339,736
258,000	3.750%, 02/15/31	185,744
162,000	Embecta Corp.* 5.000%, 02/15/30	128,771
52,000	6.750%, 02/15/30	43,133
110,000	Encompass Health Corp. 4.750%, 02/01/30	95,489
110,000	4.500%, 02/01/28	99,266
300,000	HCA, Inc. 7.500%, 11/06/33	307,962
200,000	Jazz Securities DAC* 4.375%, 01/15/29	173,966
119,819	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 10.000%, 06/15/29	8,517
270,000	Medline Borrower, LP* 3.875%, 04/01/29	228,082
267,000	5.250%, 10/01/29	227,553
400,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	313,312
305,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	244,903
430,000	Tenet Healthcare Corp. 6.250%, 02/01/27	413,712
295,000	6.875%, 11/15/31	272,524
270,000	Teva Pharmaceutical Finance Netherlands III, BV 5.125%, 05/09/29	235,694
200,000	4.750%, 05/09/27	181,566
100,000	3.150%, 10/01/26	88,028
		4,371,126
	Industrials (2.5%)
260,000	ACCO Brands Corp.* 4.250%, 03/15/29	215,948
235,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54%	221,046
200,000	Air Lease Corp.‡ 4.125%, 12/15/26 5 year CMT + 3.15%	143,886
365,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	343,549
162,000	3.500%, 03/15/29	138,249
155,000	5.875%, 02/15/28	148,705
250,000	Allegiant Travel Company* 7.250%, 08/15/27	227,695
PRINCIPAL AMOUNT		VALUE
55,000	American Airlines Group, Inc.* 3.750%, 03/01/25	$51,499
127,000	Arcosa, Inc.* 4.375%, 04/15/29	111,202
475,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	277,362
178,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	149,614
105,000	Bombardier, Inc.* 7.875%, 04/15/27	101,168
226,000	BWX Technologies, Inc.* 4.125%, 04/15/29	195,515
215,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	195,388
56,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ 4.750%, 10/20/28	52,636
282,000	Deluxe Corp.* 8.000%, 06/01/29	223,505
163,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	155,095
105,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	100,029
140,000	EnerSys* 4.375%, 12/15/27	125,755
135,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	104,958
102,000	Graphic Packaging International, LLC* 3.500%, 03/01/29	85,677
85,000	4.750%, 07/15/27	79,432
236,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	193,348
516,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	438,187
324,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	239,695
270,000	Herc Holdings, Inc.* 5.500%, 07/15/27	254,343
255,000	IEA Energy Services, LLC* 6.625%, 08/15/29	243,601
154,000	JELD-WEN, Inc.* 4.625%, 12/15/25	146,292
110,000	4.875%, 12/15/27	93,927
360,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	306,774
210,000	Knife River Holding Company* 7.750%, 05/01/31	209,544
110,000	MasTec, Inc.* 4.500%, 08/15/28	96,722
135,000	Moog, Inc.* 4.250%, 12/15/27	122,585
275,000	Newfold Digital Holdings Group, Inc.*^ 6.000%, 02/15/29	181,811

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
232,000	Novelis Corp.* 4.750%, 01/30/30	$197,792
80,000	OI European Group, BV* 4.750%, 02/15/30	68,118
255,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC* 4.000%, 10/15/27	224,507
327,000	Patrick Industries, Inc.* 4.750%, 05/01/29	268,830
110,000	QVC, Inc. 5.450%, 08/15/34	46,851
163,000	Sealed Air Corp.* 6.125%, 02/01/28	155,228
54,000	5.000%, 04/15/29	48,191
210,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	168,391
167,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30	105,113
100,000	5.500%, 03/01/30	54,391
225,000	Standard Industries, Inc.* 5.000%, 02/15/27	208,411
176,000	Stericycle, Inc.* 3.875%, 01/15/29	150,385
166,000	STL Holding Company, LLC* 7.500%, 02/15/26	155,906
225,000	TransDigm, Inc. 6.875%, 12/15/30*	217,753
209,000	6.250%, 03/15/26*	204,532
205,000	7.500%, 03/15/27	205,029
155,000	6.750%, 08/15/28*	150,852
215,000	Tronox, Inc.* 4.625%, 03/15/29	169,011
92,353	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	81,851
217,000	Vertiv Group Corp.* 4.125%, 11/15/28	189,908
228,000	Wabash National Corp.* 4.500%, 10/15/28	189,064
170,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	156,833
128,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	113,882
		9,505,571
	Information Technology (0.8%)
109,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	96,274
126,000	Coherent Corp.*^ 5.000%, 12/15/29	107,130
200,000	CommScope Technologies, LLC* 6.000%, 06/15/25	120,812
200,000	CommScope, Inc.* 4.750%, 09/01/29	136,626
PRINCIPAL AMOUNT		VALUE
110,000	Dell International, LLC / EMC Corp. 6.020%, 06/15/26	$110,124
108,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	93,057
93,000	Fair Isaac Corp.* 4.000%, 06/15/28	82,970
245,000	KBR, Inc.* 4.750%, 09/30/28	216,053
245,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28^	182,954
110,000	5.500%, 09/01/28	92,002
105,000	NCL Corp., Ltd.* 8.125%, 01/15/29	102,726
113,000	NCR Voyix Corp.* 5.125%, 04/15/29	97,301
167,000	ON Semiconductor Corp.* 3.875%, 09/01/28	143,533
139,000	Open Text Corp.* 3.875%, 02/15/28	121,079
110,000	6.900%, 12/01/27	109,789
81,000	3.875%, 12/01/29	66,499
81,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	63,859
248,000	Playtika Holding Corp.* 4.250%, 03/15/29	200,220
315,000	TTM Technologies, Inc.* 4.000%, 03/01/29	259,157
150,000	Twilio, Inc. 3.625%, 03/15/29	125,185
57,000	3.875%, 03/15/31	45,624
240,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	191,076
260,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	214,976
		2,979,026
	Materials (0.7%)
130,000	ArcelorMittal, SA^ 7.000%, 10/15/39	123,646
85,000	ATI, Inc. 5.875%, 12/01/27	79,168
55,000	Carpenter Technology Corp. 7.625%, 03/15/30	54,642
165,000	Chemours Company* 4.625%, 11/15/29	127,690
355,000	Clearwater Paper Corp.* 4.750%, 08/15/28	313,717
157,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	145,869
108,000	Commercial Metals Company 4.125%, 01/15/30	91,407
54,000	4.375%, 03/15/32	43,639
250,000	Constellium, SE* 3.750%, 04/15/29	205,882

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
111,000	HB Fuller Company 4.250%, 10/15/28	$96,341
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	214,469
245,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	204,788
28,000	4.500%, 06/01/31	20,711
58,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	47,590
284,000	Mercer International, Inc. 5.125%, 02/01/29	223,062
107,000	12.875%, 10/01/28*	108,205
200,000	OCI, NV* 6.700%, 03/16/33	185,102
160,000	Owens-Brockway Glass Container, Inc.* 7.250%, 05/15/31	146,621
115,000	6.625%, 05/13/27	109,579
200,000	Silgan Holdings, Inc. 4.125%, 02/01/28	178,390
113,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	48,415
		2,768,933
	Other (0.1%)
100,000	Gen Digital, Inc.* 7.125%, 09/30/30^	97,481
100,000	6.750%, 09/30/27	97,512
		194,993
	Real Estate (0.2%)
174,000	EPR Properties 3.750%, 08/15/29	137,512
187,000	Forestar Group, Inc.* 5.000%, 03/01/28	164,945
110,000	3.850%, 05/15/26	98,718
248,000	MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	197,004
105,000	Service Properties Trust 5.250%, 02/15/26	94,258
		692,437
	Special Purpose Acquisition Companies (0.1%)
220,000	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	175,054
107,000	4.625%, 01/15/29	90,339
		265,393
	Utilities (0.1%)
79,000	PPL Capital Funding, Inc.‡ 8.317%, 03/30/67 3 mo. LIBOR + 2.67%	71,578
PRINCIPAL AMOUNT			VALUE
105,000		Vistra Corp.*‡ 7.000%, 12/15/26 5 year CMT + 5.74%	$96,054
50,000		8.000%, 10/15/26 5 year CMT + 6.93%	47,569
			215,201
		TOTAL CORPORATE BONDS (Cost $69,961,170)	65,250,838
CONVERTIBLE BONDS (34.0%)
		Communication Services (2.4%)
200,000	EUR	America Movil, BV 0.000%, 03/02/24	219,067
325,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	487,406
159,000		Cable One, Inc.µ 0.000%, 03/15/26	130,172
20,000,000	JPY	CyberAgent, Inc.µ 0.000%, 02/19/25	130,591
2,185,000		Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	2,177,855
5,311,000		Sea, Ltd. 2.375%, 12/01/25	5,030,048
604,000		0.250%, 09/15/26	480,289
538,000		Snap, Inc. 0.125%, 03/01/28	369,170
200,000		Xiaomi Best Time International, Ltd. 0.000%, 12/17/27	173,216
157,000		Zillow Group, Inc. 1.375%, 09/01/26	164,916
			9,362,730
		Consumer Discretionary (8.4%)
203,000		Airbnb, Inc.µ 0.000%, 03/15/26	175,879
145,000		Booking Holdings, Inc. 0.750%, 05/01/25	221,112
353,000		Burlington Stores, Inc.µ 2.250%, 04/15/25	341,252
608,000		DISH Network Corp. 0.000%, 12/15/25	373,032
268,000		2.375%, 03/15/24µ	256,800
410,000		DraftKings Holdings, Inc.µ 0.000%, 03/15/28	304,323
229,000		Etsy, Inc.µ 0.125%, 10/01/26	228,031
161,000		0.125%, 09/01/27	127,229
251,000		Farfetch, Ltd. 3.750%, 05/01/27	122,599
2,600,000	AUD	Flight Centre Travel Group, Ltd. 2.500%, 11/17/27	1,808,006
200,000	AUD	1.625%, 11/01/28	115,669
11,210,000		Ford Motor Company~µ 0.000%, 03/15/26	10,232,600

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
2,740,000		IMAX Corp.µ 0.500%, 04/01/26	$2,490,934
161,000		Liberty Broadband Corp.* 3.125%, 03/31/53	159,720
214,000		Lucid Group, Inc.* 1.250%, 12/15/26	117,948
3,706,000		MakeMyTrip, Ltd. 0.000%, 02/15/28	4,221,060
725,000		Marriott Vacations Worldwide Corp.µ 0.000%, 01/15/26	624,972
400,000		Meituan 0.000%, 04/27/28	333,968
40,000,000	JPY	Mercari, Inc. 0.000%, 07/14/28	202,289
160,000		NIO, Inc.* 4.625%, 10/15/30	143,128
100,000	GBP	Ocado Group, PLCµ 0.875%, 12/09/25	102,043
100,000	GBP	0.750%, 01/18/27	86,090
339,000		PDD Holdings, Inc. 0.000%, 12/01/25	336,397
158,000		Rivian Automotive, Inc.* 4.625%, 03/15/29	166,561
194,000		Royal Caribbean Cruises, Ltd. 6.000%, 08/15/25	354,752
100,000	EUR	Shop Apotheke Europe, NVµ 0.000%, 01/21/28	92,499
162,000		Stride, Inc. 1.125%, 09/01/27	192,109
17,000		Tesla, Inc. 2.000%, 05/15/24	165,584
318,000		Wayfair, Inc. 0.625%, 10/01/25µ	270,494
302,000		3.500%, 11/15/28*	350,891
168,000		1.000%, 08/15/26µ	126,838
1,900,000	GBP	WH Smith, PLCµ 1.625%, 05/07/26	2,001,055
4,373,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	4,460,985
5,000,000	HKD	Zhongsheng Group Holdings, Ltd. 0.000%, 05/21/25	665,135
			31,971,984
		Consumer Staples (1.6%)
111,000		Enovis Corp.* 3.875%, 10/15/28	115,967
2,500,000	EUR	Fomento Economico Mexicano SAB de CV 2.625%, 02/24/26	2,590,573
20,000,000	JPY	Nippn Corp. 0.000%, 06/20/25	145,010
4,975,000	CAD	Premium Brands Holdings Corp. 4.200%, 09/30/27	3,166,636
			6,018,186
PRINCIPAL AMOUNT			VALUE
		Energy (2.1%)
2,400,000	EUR	Eni S.p.A 2.950%, 09/14/30	$2,596,019
1,650,000		Nabors Industries, Inc.*µ 1.750%, 06/15/29	1,236,378
306,000		Northern Oil & Gas, Inc. 3.625%, 04/15/29	361,407
100,000		Pioneer Natural Resources Company 0.250%, 05/15/25	255,197
3,200,000	EUR	Saipem S.p.A 2.875%, 09/11/29	3,469,960
2,261,000		SunEdison, Inc.@ 0.250%, 01/15/49*	22,610
275,000		2.000%, 10/01/49	2,750
			7,944,321
		Financials (1.6%)
41,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCAµ 0.000%, 07/25/24	5,008,023
192,000		Coinbase Global, Inc.µ 0.500%, 06/01/26	145,703
64,817	EUR	Corestate Capital Holding, SA 8.000%, 12/31/26	34,714
100,000	GBP	Cornwall Jersey, Ltd. 0.750%, 04/16/26	77,213
100,000	EUR	JPMorgan Chase Bank NA 0.000%, 02/18/24	104,594
200,000	EUR	JPMorgan Chase Financial Company, LLC (Voya Financial, Inc.)§ 0.000%, 01/14/25	211,563
200,000	EUR	LEG Immobilien, SEµ 0.875%, 09/01/25	195,048
314,000		Morgan Stanley Finance, LLC 1.000%, 11/23/27	318,333
200,000	EUR	Oliver Capital Sarl 0.000%, 12/29/23	209,997
			6,305,188
		Health Care (2.1%)
164,000		Alnylam Pharmaceuticals, Inc.µ 1.000%, 09/15/27	142,329
1,768,000		BioMarin Pharmaceutical, Inc.µ 0.599%, 08/01/24	1,704,900
135,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	75,406
172,000		CONMED Corp.µ 2.250%, 06/15/27	161,018
2,220,000		Dexcom, Inc.µ 0.250%, 11/15/25	2,107,380
156,000		0.375%, 05/15/28*	137,601
161,000		Envista Holdings Corp.*µ 1.750%, 08/15/28	139,304
100,000	EUR	GN Store Nord ASµ 0.000%, 05/21/24	102,443

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
205,000		Haemonetics Corp.µ 0.000%, 03/01/26	$176,027
206,000		Halozyme Therapeutics, Inc.µ 0.250%, 03/01/27	168,504
170,000		1.000%, 08/15/28	149,571
73,000		Innoviva, Inc.µ 2.500%, 08/15/25	71,382
158,000		Insmed, Inc. 0.750%, 06/01/28	153,573
162,000		Integer Holdings Corp.* 2.125%, 02/15/28	178,326
167,000		Integra LifeSciences Holdings Corp.µ 0.500%, 08/15/25	150,652
163,000		Ionis Pharmaceuticals, Inc. 0.000%, 04/01/26	157,857
156,000		Jazz Investments I, Ltd. 2.000%, 06/15/26	158,376
101,000		Lantheus Holdings, Inc.*µ 2.625%, 12/15/27	112,062
30,000,000	JPY	Menicon Company, Ltd.µ 0.000%, 01/29/25	197,061
181,000		NeoGenomics, Inc.µ 0.250%, 01/15/28	130,803
165,000		NuVasive, Inc.µ 0.375%, 03/15/25	151,747
145,000		Omnicell, Inc.µ 0.250%, 09/15/25	128,901
135,000		Pacira BioSciences, Inc.µ 0.750%, 08/01/25	121,446
163,000		Sarepta Therapeutics, Inc.µ 1.250%, 09/15/27	138,803
1,010,000		Shockwave Medical, Inc.*µ 1.000%, 08/15/28	979,306
155,000		Tandem Diabetes Care, Inc.*µ 1.500%, 05/01/25	146,340
156,000		TransMedics Group, Inc.*^ 1.500%, 06/01/28	120,744
			8,161,862
		Industrials (3.0%)
1,744,000		Axon Enterprise, Inc.* 0.500%, 12/15/27	1,881,445
40,000,000	JPY	Daifuku Co., Ltd. 0.000%, 09/13/30	273,779
100,000	EUR	Duerr, AG 0.750%, 01/15/26	93,976
196,000		John Bean Technologies Corp.µ 0.250%, 05/15/26	176,382
200,000		L&F Company Ltd. 2.500%, 04/26/30	132,898
161,000		Middleby Corp. 1.000%, 09/01/25	167,232
2,700,000	EUR	Prysmian S.p.A 0.000%, 02/02/26	2,935,721
PRINCIPAL AMOUNT			VALUE
2,200,000	EUR	Rheinmetall AG 1.875%, 02/07/28	$2,479,897
100,000	EUR	Rheinmetall, AG 2.250%, 02/07/30	114,030
159,600	EUR	Schneider Electric, SE 0.000%, 06/15/26	302,176
176,000		Southwest Airlines Company~ 1.250%, 05/01/25	167,728
1,400,000	EUR	SPIE, SA 2.000%, 01/17/28	1,431,982
393,000		Sunrun, Inc. 0.000%, 02/01/26	270,192
1,232,000		Tetra Tech, Inc.* 2.250%, 08/15/28	1,193,426
			11,620,864
		Information Technology (8.4%)
223,000		Affirm Holdings, Inc.µ 0.000%, 11/15/26	160,734
2,990,000		Akamai Technologies, Inc. 1.125%, 02/15/29*	2,943,685
190,000		0.125%, 05/01/25	219,929
1,100,000	EUR	Amadeus IT Group, SA 1.500%, 04/09/25	1,282,443
208,000		BILL Holdings, Inc.µ 0.000%, 04/01/27	165,075
94,000		0.000%, 12/01/25	89,343
3,175,000		Block, Inc.µ 0.125%, 03/01/25	2,930,334
210,000		Cloudflare, Inc.µ 0.000%, 08/15/26	176,488
213,000		Confluent, Inc.µ 0.000%, 01/15/27	171,917
2,251,000		CyberArk Software, Ltd. 0.000%, 11/15/24	2,576,945
3,467,000		Datadog, Inc. 0.125%, 06/15/25	3,817,999
447,000		DigitalOcean Holdings, Inc.µ 0.000%, 12/01/26	336,350
207,000		Dropbox, Inc. 0.000%, 03/01/28	192,017
381,000	CAD	Dye & Durham, Ltd.*µ 3.750%, 03/01/26	204,684
411,000		Fastly, Inc.µ 0.000%, 03/15/26	345,873
357,000		Five9, Inc.µ 0.500%, 06/01/25	326,694
17,000,000	HKD	Kingsoft Corp, Ltd. 0.625%, 04/29/25	2,248,469
175,000		LivePerson, Inc. 0.000%, 12/15/26	114,095
451,000		Microchip Technology, Inc. 0.125%, 11/15/24	454,162

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
418,000		MicroStrategy, Inc.µ 0.000%, 02/15/27	$303,129
447,000		NCL Corp., Ltd.µ 1.125%, 02/15/27	346,666
200,000	EUR	Nexi S.p.Aµ 1.750%, 04/24/27	187,423
162,000		Nice, Ltd. 0.000%, 09/15/25	144,483
413,000		Okta, Inc.µ 0.125%, 09/01/25	369,767
319,000		ON Semiconductor Corp. 0.500%, 03/01/29*µ	280,446
202,000		0.000%, 05/01/27	264,452
148,000		Palo Alto Networks, Inc. 0.375%, 06/01/25	361,419
173,000		Pegasystems, Inc.µ 0.750%, 03/01/25	159,094
446,000		Rapid7, Inc.*µ 1.250%, 03/15/29	431,469
296,000		Repay Holdings Corp.*µ 0.000%, 02/01/26	236,904
320,000		RingCentral, Inc.µ 0.000%, 03/15/26	266,598
360,000,000	JPY	Rohm Company, Ltd. 0.000%, 12/05/24	2,394,181
40,000,000	JPY	SCREEN Holdings Company, Ltd. 0.000%, 06/11/25	321,417
320,000		Seagate HDD Cayman* 3.500%, 06/01/28	331,949
139,000		Shift4 Payments, Inc.µ 0.000%, 12/15/25	126,587
3,200,000		SK Hynix, Inc. 1.750%, 04/11/30	3,871,872
148,300	EUR	SOITEC 0.000%, 10/01/25	278,095
200,000		Tyler Technologies, Inc. 0.250%, 03/15/26	190,180
223,000		Unity Software, Inc.µ 0.000%, 11/15/26	174,761
200,000		Win Semiconductors Corp. 0.000%, 01/14/26	166,256
318,000		Wix.com, Ltd. 0.000%, 08/15/25	281,990
1,490,000		Workiva, Inc. 1.250%, 08/15/28*µ	1,353,397
34,000		1.125%, 08/15/26	42,008
265,000		Xero Investments, Ltd. 0.000%, 12/02/25	231,231
145,000		Zscaler, Inc. 0.125%, 07/01/25	177,036
			32,050,046
PRINCIPAL AMOUNT			VALUE
		Materials (2.2%)
214,000		Amyris, Inc.@ 1.500%, 11/15/26	$22,904
3,600,000		Glencore Funding, LLC 0.000%, 03/27/25	3,776,076
2,700,000		LG Chem, Ltd. 1.250%, 07/18/28	2,537,757
2,154,000		Lithium Americas Corp. 1.750%, 01/15/27	1,454,165
20,000,000	JPY	Nippon Steel Corp. 0.000%, 10/05/26	176,172
400,000	EUR	POSCO Holdings, Inc. 0.000%, 09/01/26	457,959
			8,425,033
		Other (0.6%)
3,440,000	EUR	Edenred 0.000%, 09/06/24	2,186,576
110,000		Multiplan Corp.* 6.000%, 10/15/27	73,152
			2,259,728
		Real Estate (1.0%)
2,900,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	3,288,133
330,000		Redfin Corp.µ 0.000%, 10/15/25	266,779
200,000		Vingroup, JSC 3.000%, 04/20/26	185,186
			3,740,098
		Utilities (0.6%)
318,000		American Water Capital Corp.*µ 3.625%, 06/15/26	306,161
1,466,000		CMS Energy Corp.* 3.375%, 05/01/28	1,388,067
320,000		PPL Capital Funding, Inc.* 2.875%, 03/15/28	293,466
160,000		Southern Company* 3.875%, 12/15/25	157,197
			2,144,891
		TOTAL CONVERTIBLE BONDS (Cost $151,497,120)	130,004,931
BANK LOANS (15.1%)¡
		Airlines (0.1%)
171,000		American Airlines, Inc.‡ 10.427%, 04/20/28 3 mo. SOFR + 4.75%	173,672
165,000		Mileage Plus Holdings, LLC‡ 10.798%, 06/21/27 3 mo. SOFR + 5.25%	170,315
			343,987

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Communication Services (2.2%)
1,250,000	APi Group DE, Inc.! 0.000%, 01/03/29	$1,253,437
1,830,442	Charter Communications Operating, LLC‡ 7.133%, 02/01/27 3 mo. SOFR + 1.75%	1,828,044
4,779	Charter Communications Operating, LLC‡ 7.074%, 02/01/27 1 mo. SOFR + 1.75%	4,773
34,111	Clear Channel Outdoor Holdings, Inc.‡ 9.145%, 08/21/26 3 mo. SOFR + 3.50%	32,846
67,107	DIRECTV Financing, LLC‡ 10.325%, 08/02/27 1 mo. SOFR + 5.00%	65,418
320,000	Entercom Media Corp.‡ 8.145%, 11/18/24 3 mo SOFR + 2.50%	140,750
1,246,875	Go Daddy Operating Company, LLC‡ 7.824%, 11/09/29 1 mo. SOFR + 2.50%	1,249,425
1,250,000	Match Group, Inc.‡ 7.298%, 02/13/27 3 mo. SOFR + 1.75%	1,246,350
1,250,000	Nexstar Broadcasting, Inc.‡ 7.939%, 09/18/26 1 mo. SOFR + 2.50%	1,251,125
110,000	Telesat Canada‡ 8.434%, 12/07/26 3 mo. SOFR + 2.75%	75,818
1,250,000	Virgin Media Bristol, LLC‡ 7.949%, 01/31/28 1 mo. SOFR + 2.50%	1,216,412
		8,364,398
	Consumer Discretionary (2.8%)
1,250,000	Adient US LLC‡ 8.689%, 04/10/28 1 mo. SOFR + 3.25%	1,251,169
94,578	American Axle and Manufacturing, Inc.‡ 9.007%, 12/13/29 3 mo. SOFR + 3.50%	94,381
63,022	American Axle and Manufacturing, Inc.‡ 8.941%, 12/13/29 1 mo. SOFR + 3.50%	62,891
1,246,875	Aramark Services, Inc.‡ 7.939%, 06/22/30 1 mo. SOFR + 2.50%	1,246,875
208,950	Caesars Entertainment, Inc.‡ 8.674%, 02/06/30 1 mo. SOFR + 3.25%	208,457
1,461,338	Carnival Corp.‡ 8.336%, 08/08/27 1 mo. SOFR + 3.00%	1,437,591
PRINCIPAL AMOUNT		VALUE
208,950	Hanesbrands, Inc.‡ 9.074%, 03/08/30 1 mo. SOFR + 3.75%	$206,599
1,496,164	KFC Holding Company‡ 7.199%, 03/15/28 1 mo. SOFR + 1.75%	1,496,942
122,430	Life Time Fitness, Inc.‡ 10.130%, 01/15/26 3 mo. SOFR + 4.75%	122,690
1,246,803	Murphy USA, Inc.‡ 7.179%, 01/31/28 1 mo. SOFR + 1.75%	1,251,871
1,246,843	PENN Entertainment, Inc.‡ 8.174%, 05/03/29 1 mo. SOFR + 2.75%	1,246,675
265,661	Petco Health and Wellness Company, Inc.‡ 8.902%, 03/03/28 3 mo. SOFR + 3.25%	260,200
381,090	PetSmart, Inc.‡ 9.174%, 02/11/28 1 mo. SOFR + 3.75%	377,081
1,246,731	Station Casinos, LLC‡! 0.000%, 02/08/27	1,240,217
139,274	TKC Holdings, Inc.‡ 10.939%, 05/15/28 1 mo. LIBOR + 5.50%	133,703
55,000	Windsor Holdings III, LLC‡ 9.815%, 08/01/30 1 mo. SOFR + 4.50%	54,907
		10,692,249
	Consumer Staples (0.1%)
215,000	Star Parent, Inc.‡ 9.386%, 09/27/30 3 mo. LIBOR + 4.00%	205,541
110,000	United Natural Foods, Inc.‡ 8.689%, 10/22/25 1 mo. SOFR + 3.25%	109,847
		315,388
	Energy (0.1%)
100,000	New Fortress Energy, Inc.‡ 0.000%, 10/23/30	92,500
258,975	Par Petroleum, LLC‡ 9.773%, 02/28/30 3 mo. SOFR + 4.25%	258,651
		351,151
	Financials (1.5%)
208,947	Alliant Holdings Intermediate, LLC‡ 8.835%, 11/05/27 1 mo. SOFR + 3.50%	208,480
119,711	Amynta Agency Borrower, Inc.‡ 10.325%, 02/28/28 1 mo. SOFR + 5.00%	119,795

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
43,758	Amynta Agency Borrower, Inc.‡ 10.424%, 02/28/28 1 mo. SOFR + 5.00%	$43,789
212,839	AssuredPartners, Inc.‡ 8.824%, 02/12/27 1 mo. SOFR + 3.50%	211,243
1,660,838	Avolon TLB Borrower 1 LLC‡ 7.839%, 06/22/28 1 mo. SOFR + 2.50%	1,663,154
1,246,819	Castlelake Aviation, Ltd. 8.421%, 10/22/26 3 mo. SOFR + 2.75%	1,246,040
189,720	Castlelake Aviation, Ltd.! 0.000%, 10/22/26	189,602
109,175	Castlelake Aviation, Ltd.‡ 8.421%, 10/22/27 3 mo. SOFR + 2.75%	109,048
208,425	Hub International, Ltd.‡ 9.365%, 11/10/29 3 mo. SOFR + 4.00%	208,395
1,510,680	Jazz Financing Lux Sarl‡ 8.939%, 05/05/28 1 mo. SOFR + 3.50%	1,511,933
55,000	Osaic Holdings, Inc.‡ 9.824%, 08/17/28 1 mo. SOFR + 4.50%	54,818
292,050	VFH Parent, LLC‡ 8.427%, 01/13/29 1 mo. SOFR + 3.00%	290,620
		5,856,917
	Health Care (2.6%)
373,755	Amneal Pharmaceuticals, LLC‡ 8.939%, 05/04/25 1 mo. SOFR + 3.50%	367,013
910,850	Avantor Funding, Inc.‡ 7.674%, 11/08/27 1 mo. SOFR + 2.25%	911,611
1,496,070	DaVita, Inc.‡ 7.189%, 08/12/26 1 mo. SOFR + 1.75%	1,480,743
1,246,538	Elanco Animal Health, Inc.‡ 7.165%, 08/01/27 1 mo. SOFR + 1.75%	1,219,663
116,892	Icon Luxembourg Sarl‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	117,095
1,000,680	Icon Luxembourg Sarl! 0.000%, 07/03/28	1,002,416
1,250,000	IQVIA, Inc.‡ 7.402%, 06/11/25 3 mo. SOFR + 1.75%	1,254,300
292,031	Mallinckrodt International Finance, SA‡ 12.703%, 09/30/27 1 mo. SOFR + 7.25%	222,511
PRINCIPAL AMOUNT		VALUE
1,250,000	Organon & Company‡ 8.451%, 06/02/28 1 mo. SOFR + 3.00%	$1,249,063
235,294	Padagis, LLC‡ 10.434%, 07/06/28 3 mo. SOFR + 4.75%	209,608
1,246,843	Perrigo Investments, LLC‡ 7.674%, 04/20/29 1 mo. SOFR + 2.25%	1,243,103
249,320	PRA Health Sciences, Inc.! 0.000%, 07/03/28	249,753
29,124	PRA Health Sciences, Inc. 7.902%, 07/03/28 3 mo. SOFR + 2.25%	29,174
632,408	Team Health Holdings, Inc.‡ 10.633%, 03/02/27 3 mo. SOFR + 5.25%	457,089
1,803	Team Health Holdings, Inc.‡ 10.574%, 03/02/27 1 mo. SOFR + 5.25%	1,303
		10,014,445
	Industrials (3.2%)
107,525	ACProducts, Inc.‡ 9.902%, 05/17/28 3 mo. SOFR + 4.25%	85,811
138,250	Air Canada‡ 9.128%, 08/11/28 3 mo. SOFR + 3.50%	138,285
1,246,811	Beacon Roofing Supply, Inc.‡ 7.689%, 05/19/28 1 mo. SOFR + 2.25%	1,246,749
1,452,984	Berry Global, Inc.‡ 7.201%, 07/01/29 1 mo. SOFR + 1.75%	1,442,275
1,522,938	ChampionX Corp.‡ 8.177%, 06/07/29 1 mo. SOFR + 2.75%	1,529,836
1,384,297	Emrld Borrower, LP‡ 8.380%, 05/31/30 3 mo. SOFR + 3.00%	1,382,996
1,246,867	H.B. Fuller Company‡ 7.574%, 02/15/30 1 mo. SOFR + 2.25%	1,251,674
1,246,811	Jeld-Wen, Inc.‡ 7.689%, 07/28/28 1 mo. SOFR + 2.25%	1,247,590
1,444,343	Scientific Games International, Inc.‡ 8.435%, 04/14/29 1 mo. SOFR + 3.00%	1,444,798
124,063	Summit Materials, LLC‡ 8.571%, 12/14/27 3 mo. SOFR + 3.00%	124,741
1,246,867	TransDigm, Inc.‡ 8.640%, 08/24/28 3 mo. SOFR + 3.25%	1,246,867

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
1,218,608	United Airlines, Inc.‡ 9.189%, 04/21/28 1 mo. SOFR + 3.75%	$1,217,847
		12,359,469
	Information Technology (1.0%)
207,305	Banff Merger Sub, Inc.‡ 9.189%, 10/02/25 1 mo. SOFR + 3.75%	207,348
155,000	Central Parent, Inc.! 0.000%, 07/06/29	154,322
49,625	Central Parent, Inc.‡ 9.406%, 07/06/29 3 mo. SOFR + 4.00%	49,408
202,879	Dun & Bradstreet Corp.‡ 8.176%, 02/06/26 1 mo. SOFR + 2.75%	202,879
1,220,577	Open Text Corp.‡ 8.174%, 01/31/30 1 mo. SOFR + 2.75%	1,221,004
749,475	SS&C Technologies, Inc.‡ 7.674%, 03/22/29 1 mo. SOFR + 2.25%	749,475
473,181	SS&C Technologies, Inc.‡ 7.674%, 03/22/29 1 mo. SOFR + 2.25%	473,181
798,000	TTM Technologies, Inc.‡ 8.065%, 05/30/30 1 mo. SOFR + 2.75%	798,499
		3,856,116
	Information Technology (0.4%)
172,944	Camelot Finance SA‡ 8.439%, 10/30/26 1 mo. SOFR + 3.00%	172,927
1,443,133	II-VI, Inc.‡ 8.189%, 07/02/29 1 mo. SOFR + 2.75%	1,442,455
		1,615,382
	Materials (1.0%)
1,413,510	Axalta Coating Systems U.S. Holdings, Inc.‡ 7.890%, 12/20/29 3 mo SOFR + 2.50%	1,417,136
1,230,000	Chemours Company‡ 8.824%, 08/18/28 1 mo. SOFR + 2.50%	1,199,250
214,463	Ineos US Finance, LLC‡ 8.825%, 02/18/30 1 mo. SOFR + 3.50%	210,274
262,460	Innophos, Inc.‡ 8.689%, 02/05/27 1 mo. SOFR + 3.25%	260,164
264,338	LSF11 A5 Holdco, LLC‡ 9.674%, 10/15/28 1 mo. SOFR + 4.25%	259,795
PRINCIPAL AMOUNT		VALUE
114,415	Trinseo Materials Operating SCA‡ 7.939%, 05/03/28 1 mo. SOFR + 2.50%	$91,382
203,711	W.R. Grace & Co.-Conn.‡ 9.402%, 09/22/28 3 mo. SOFR + 3.75%	200,400
		3,638,401
	Special Purpose Acquisition Companies (0.1%)
108,625	Clydesdale Acquisition Holdings, Inc.‡ 9.599%, 04/13/29 1 mo. SOFR + 4.18%	105,344
54,175	Fertitta Entertainment, LLC‡ 9.324%, 01/27/29 1 mo. SOFR + 4.00%	53,063
227,700	Oscar AcquisitionCo, LLC‡ 9.990%, 04/29/29 3 mo. SOFR + 4.50%	222,174
198,000	Patagonia Holdco, LLC‡ 11.117%, 08/01/29 3 mo. SOFR + 5.75%	171,765
		552,346
	TOTAL BANK LOANS (Cost $58,611,399)	57,960,249
U.S. GOVERNMENT AND AGENCY SECURITY (0.1%)
	Other (0.1%)
310,000	United States Treasury Note^ 2.250%, 03/31/24 (Cost $309,682)	305,968
NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (1.7%)
	Energy (0.0%)
5	Gulfport Energy Corp.# 10.000%, 12/01/23 15.000% PIK rate	44,375
	Financials (1.3%)
88,340	Apollo Global Management, Inc. 6.750%, 07/31/26	4,250,038
417	Bank of America Corp.~‡‡ 7.250%	439,184
413	Wells Fargo & Company - Class A~‡‡ 7.500%	436,252
		5,125,474
	Utilities (0.4%)
35,211	NextEra Energy, Inc.~ 6.926%, 09/01/25	1,321,821
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $7,738,450)	6,491,670

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
COMMON STOCKS (82.2%)
		Communication Services (4.9%)
50,500		Alphabet, Inc. - Class A~µ#	$6,266,040
4,575		Altice USA, Inc. - Class A#	13,222
4,050		Baidu, Inc. (ADR)µ#	425,250
1,735		Cumulus Media, Inc. - Class Aµ	7,825
1		Frontier Communications Parent, Inc.^#	18
4,600		Meta Platforms, Inc. - Class Aµ#	1,385,842
19,000	HKD	NetEase, Inc.µ	406,629
96,000	EUR	Orange, SAµ	1,129,156
305	EUR	Scout24, SE*µ	18,763
66,700	HKD	Tencent Holdings, Ltd.µ	2,468,482
89,070		Tencent Holdings, Ltd. (ADR)~^	3,296,481
1,176,545	GBP	Vodafone Group, PLCµ	1,083,054
26,395		Walt Disney Company~#	2,153,568
			18,654,330
		Consumer Discretionary (9.6%)
124,700	HKD	Alibaba Group Holding, Ltd.µ#	1,283,796
8,175		Alibaba Group Holding, Ltd. (ADR)~#	674,765
20,840	PLN	Allegro.eu, SA*#	149,491
165,500	MXN	Alsea, SAB de CV#	549,311
89,300		Amazon.com, Inc.µ^#	11,884,937
980	INR	Amber Enterprises India, Ltd.#	34,479
315,000	SAR	Americana Restaurants International, PLC	318,259
51,097		Aptiv, PLCµ#	4,455,658
3,900	BRL	Arezzo Industria e Comercio, SA	45,167
252,400	PHP	Bloomberry Resorts Corp.#	40,525
12,500	CNY	BYD Company, Ltd. - Class A	407,868
20,700	CNY	China Tourism Group Duty Free Corp., Ltd. - Class A	267,727
650		Chipotle Mexican Grill, Inc.µ#	1,262,430
104,928	BRL	Cyrela Brazil Realty, SA Empreendimentos e Participacoes	374,405
13,055	INR	Dixon Technologies India, Ltd.	801,286
3,050	KRW	Hotel Shilla Company, Ltd.	141,126
99,332	INR	Indian Hotels Company, Ltd.	458,096
161,219	HKD	JD.com, Inc. - Class Aµ	2,049,603
173,000	HKD	Jiumaojiu International Holdings, Ltd.*µ	188,244
258,900	INR	Kalyan Jewellers India, Ltd.	899,649
8,700	KRW	Kia Corp.	497,043
123,000	HKD	Li Ning Company, Ltd.~	376,922
4,145	EUR	LVMH Moet Hennessy Louis Vuitton, SEµ	2,967,531
32,200	INR	Mahindra & Mahindra, Ltd.	566,403
1,385		MakeMyTrip, Ltd.µ#	53,641
4,315,300	IDR	Map Aktif Adiperkasa PT	202,386
11,470	HKD	Meituan - Class B*µ#	162,587
1,295		MercadoLibre, Inc.µ#	1,606,758
NUMBER OF SHARES			VALUE
2,733,200	IDR	Mitra Adiperkasa Tbk PT	$298,615
44,620		NIO, Inc. (ADR)#	325,726
43,600	HKD	Prada S.p.A.~	262,649
17,872	EUR	Prosus, NV~#	499,801
12,900	HKD	Samsonite International, SA*~#	39,953
236,800	HKD	Sands China, Ltd.~#	637,477
90,650	INR	Tata Motors, Ltd.	685,606
2,100		Tesla, Inc.µ#	421,764
1,600	JPY	Toyota Boshoku Corp.~	27,825
2,580	INR	TVS Motor Company, Ltd.	49,339
25,200	HKD	Wynn Macau, Ltd.~#	22,317
10,100	HKD	Yum China Holdings, Inc.~	529,261
284,600	INR	Zomato, Ltd.#	358,770
			36,879,196
		Consumer Staples (4.2%)
18,800	CHF	Aryzta, AG#	34,457
77,500	GBP	British American Tobacco, PLCµ	2,315,111
35,550		Coca-Cola Companyµ^	2,008,219
5,600		Constellation Brands, Inc. - Class Aµ	1,311,240
5,100		Costco Wholesale Corp.µ	2,817,444
4,480	PLN	Dino Polska, SA*#	424,504
63,550	MXN	Fomento Economico Mexicano, SAB de CV	718,511
110,000	INR	ITC, Ltd.	566,296
1,500	JPY	Kobe Bussan Company, Ltd.^	37,122
2,600	CNY	Kweichow Moutai Company, Ltd. - Class A	598,789
20,500	CHF	Nestle, SAµ	2,210,694
95,528	BRL	Raia Drogasil, SA	488,843
1,700	JPY	Rohto Pharmaceutical Company, Ltd.~	39,663
67,100	JPY	Seven & i Holdings Company, Ltd.~	2,458,457
106,000	HKD	Smoore International Holdings, Ltd.*	81,690
1,300	JPY	Yamazaki Baking Company, Ltd.	27,488
			16,138,528
		Energy (6.0%)
4,835	CAD	ARC Resources, Ltd.µ	77,785
100,600	CAD	Canadian Natural Resources, Ltd.µ	6,388,200
2,577		Chaparral Energy, Inc. - Class A&#	114,676
650		Chesapeake Energy Corp.µ	55,952
17,600		Chevron Corp.~µ	2,564,848
14,985		Energy Transfer, LP	197,053
9,035		Enterprise Products Partners, LP	235,271
1,826		EP Energy Corp.&#	4,793
42,400		Helmerich & Payne, Inc.~µ	1,677,768
1,954		ONEOK, Inc.µ	127,401
136,900	THB	PTT Exploration & Production, PCL	625,242
36,300	INR	Reliance Industries, Ltd.	998,649
28,320	EUR	Saipem S.p.A#	43,155

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
98,974		Schlumberger, NVµ	$5,508,893
82,300	GBP	Shell, PLC	2,652,268
36,000	EUR	Shell, PLC	1,176,035
21,730		TechnipFMC, PLCµ	467,630
			22,915,619
		Financials (11.1%)
373,000	HKD	AIA Group, Ltd.~	3,239,058
10,000		Aon, PLC - Class Aµ	3,094,000
188,400	BRL	B3, SA - Brasil Bolsa Balcao	414,785
73,150	BRL	Banco BTG Pactual, SA	429,462
1,593,079	IDR	Bank Central Asia, Tbk PT	877,660
7,703,700	IDR	Bank Mandiri Persero, Tbk PT	2,752,163
189,000		Bank of America Corp.~µ	4,978,260
3,924	EUR	Bank of Ireland Group, PLCµ	35,166
11,400	JPY	Concordia Financial Group, Ltd.~	52,969
111,948	AED	First Abu Dhabi Bank, PJSC	386,517
19,025	KRW	Hana Financial Group, Inc.	553,185
316,556	INR	HDFC Bank, Ltd.	5,611,431
51,300		ICICI Bank, Ltd. (ADR)~	1,138,347
133,716		Itau Unibanco Holding, SA (ADR)^	710,032
2,100	JPY	Japan Exchange Group, Inc.~	41,527
12,575		JPMorgan Chase & Company~µ	1,748,679
156,300	THB	Kasikornbank PCL	571,788
4,120,000	GBP	Lloyds Banking Group, PLCµ	2,005,199
44,285		Morgan Stanleyµ	3,136,264
77,000	EUR	National Bank of Greece, SA#	441,006
260,000	HKD	Ping An Insurance Group Company of China, Ltd. - Class H~	1,318,843
24,653	SAR	Saudi National Bank	220,599
9,445	AUD	Steadfast Group, Ltd.µ	32,479
52,200		UBS Group, AGµ#	1,224,612
13,100		Visa, Inc. - Class Aµ	3,079,810
111,125		Wells Fargo & Company~µ	4,419,441
			42,513,282
		Health Care (9.2%)
8,400	INR	Apollo Hospitals Enterprise, Ltd.	488,616
23,100	GBP	AstraZeneca, PLCµ	2,892,203
14,977		Danaher Corp.µ	2,875,884
4,738	KRW	Dentium Company, Ltd.	384,617
15,250		Eli Lilly & Companyµ	8,447,433
1,840	GBP	Ergomed, PLC#	29,972
10,104		GE Healthcare, Inc.~µ	672,623
23,815	EUR	Gerresheimer, AGµ	2,221,301
4,860		Humana, Inc.µ	2,545,133
8,520	BRL	Hypera, SA	51,187
42,940	KRW	Jeisys Medical, Inc.	335,208
105,800		Novo Nordisk, A/S (ADR)~	10,217,106
NUMBER OF SHARES			VALUE
5,900		UnitedHealth Group, Inc.µ	$3,159,804
113,500	HKD	Wuxi Biologics Cayman, Inc.*~#	705,713
137	CHF	Ypsomed Holding, AG	37,757
			35,064,557
		Industrials (10.9%)
21,800	EUR	Airbus, SEµ	2,922,860
37,029	EUR	Alstom, SA	501,464
8,420	GBP	Ashtead Technology Holdings, PLC^	49,217
1,900	JPY	BayCurrent Consulting, Inc.~	47,703
28,000	CAD	Canadian Pacific Kansas City, Ltd.	1,988,015
12,780	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	324,507
1,115	EUR	DO & CO, AGµ	130,248
850	JPY	Ebara Corp.~	37,641
30,312		General Electric Company	3,292,793
45,110	INR	Hindustan Aeronautics, Ltd.	988,277
32,400	JPY	Hitachi, Ltd.~	2,053,725
7,600	JPY	INFRONEER Holdings, Inc.	80,171
64,000	PHP	International Container Terminal Services, Inc.	226,754
900	JPY	Japan Airport Terminal Company, Ltd.~	39,581
2,400	JPY	Japan Elevator Service Holdings Company, Ltd.~	31,805
1,400	JPY	Keisei Electric Railway Company, Ltd.~	52,737
51,500	JPY	Komatsu, Ltd.~	1,183,284
900	JPY	Kyudenko Corp.~	26,884
26,412	INR	Larsen & Toubro, Ltd.	927,542
2,900	EUR	Leonardo S.p.A~	43,826
342,715	GBP	Melrose Industries, PLC	1,951,341
9,140	SEK	Munters Group, AB*	111,588
35,300	CNY	Ningbo Orient Wires & Cables Company, Ltd. - Class A	203,239
35,000		Quanta Services, Inc.µ	5,849,200
1,618,000	GBP	Rolls-Royce Holdings, PLCµ#	4,258,937
173,360	BRL	Rumo, SA	767,127
167,200	CNY	Sany Heavy Industry Company, Ltd. - Class A	330,593
25,600	EUR	Schneider Electric, SEµ	3,938,747
54,502	CNY	Shanghai International Airport Company, Ltd. - Class A#	277,258
17,550	INR	Siemens, Ltd.	704,298
2,885	JPY	Sojitz Corp.~	59,908
1,464	CAD	Stantec, Inc.µ	89,577
57,980	INR	Titagarh Rail System, Ltd.	530,361
62,000		Vertiv Holdings Companyµ	2,434,740
20,400	EUR	Vinci, SAµ	2,255,718
18,250		Waste Management, Inc.~µ	2,999,023
			41,710,689

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
		Information Technology (22.3%)
18,300		Accenture, PLC - Class Aµ	$5,436,747
45,140	TWD	Accton Technology Corp.	699,411
13,410	TWD	Alchip Technologies, Ltd.	1,099,840
42,900		Apple, Inc.~µ	7,326,033
13,720		ASML Holding, NV (ADR)µ	8,215,673
589	EUR	BE Semiconductor Industries, NV	60,843
41,000	TWD	E Ink Holdings, Inc.	213,328
197		Fabrinetµ#	30,535
47,200	CNY	Foxconn Industrial Internet Company, Ltd. - Class A	95,100
1,170	KRW	HPSP Company, Ltd.	27,140
735	JPY	Ibiden Company, Ltd.~	31,338
14,500	CNY	Iflytek Company, Ltd. - Class A	90,445
28,901		Infosys, Ltd. (ADR)	474,554
14,900	JPY	Keyence Corp.~	5,768,065
270,000	HKD	Kingdee International Software Group Company, Ltd.~#	358,254
33,400	KRW	Koh Young Technology, Inc.	273,710
80,795	INR	KPIT Technologies, Ltd.	1,189,223
25,000	TWD	MediaTek, Inc.	652,484
33,400		Microsoft Corp.~µ^	11,292,874
540,000	EUR	Nokia Oyj	1,798,568
29,000		NVIDIA Corp.µ^	11,826,200
50,900		Oracle Corp.µ	5,263,060
4,050	GBP	Sage Group, PLCµ	47,846
29,340	KRW	Samsung Electronics Company, Ltd.	1,460,395
800	JPY	SCREEN Holdings Company, Ltd.~	37,194
7,400	JPY	SHIFT, Inc.^#	1,342,653
16,600	KRW	SK Hynix, Inc.	1,441,579
880,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	14,372,605
22,825		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)~	1,970,026
66,300	BRL	TOTVS, SA	332,831
60,065		Unity Software, Inc.µ#	1,523,849
93,700	CNY	Venustech Group, Inc. - Class A	334,886
7,700	CNY	Zhongji Innolight Company, Ltd. - Class A	92,760
			85,180,049
		Materials (2.2%)
1,180	CAD	ERO Copper Corp.µ#	16,014
219,750	AED	Fertiglobe, PLC	192,157
75,095		Freeport-McMoRan, Inc.µ^	2,536,709
3,550		Linde, PLCµ	1,356,668
521,200	NOK	Norsk Hydro, ASA~	2,972,250
16,900	ZAR	Sasol, Ltd.	213,611
1,745	EUR	SOL S.p.A^	50,218
21,200		Vale, SA (ADR)	290,652
NUMBER OF SHARES			VALUE
486,000	HKD	Zijin Mining Group Company, Ltd. - Class H~	$751,799
			8,380,078
		Real Estate (0.7%)
935,500	PHP	Ayala Land, Inc.	460,314
492,515	MXN	Corp. Inmobiliaria Vesta SAB de CV	1,544,556
88,900	INR	DLF, Ltd.	601,175
3,710	INR	Macrotech Developers, Ltd.*	35,057
8,900	JPY	Mirarth Holdings, Inc.~	25,943
245	EUR	VGP, NV	19,945
			2,686,990
		Special Purpose Acquisition Company (0.0%)#
2,835		Intelsat Emergence, SA&#	67,331
		Utilities (1.0%)
45,801	EUR	Engie,SA#	726,931
28,462		NextEra Energy, Inc.µ	1,659,334
29,000	EUR	RWE, AGµ	1,109,697
4,992		Veralto Corp.µ#	344,448
			3,840,410
		TOTAL COMMON STOCKS (Cost $433,443,681)	314,031,059
PREFERRED STOCKS (0.3%)
		Communication Services (0.0%)
2,600		United States Cellular Corp.µ 5.500%, 06/01/70	38,012
2,500		5.500%, 03/01/70	37,150
			75,162
		Consumer Discretionary (0.1%)
1,597		Guitar Center, Inc.&#	168,484
		Energy (0.1%)
6,520		NuStar Energy, LP‡ 11.315%, 11/30/23 3 mo. LIBOR + 5.64%	163,652
1,600		NuStar Energy, LP‡ 12.438%, 11/30/23 3 mo. LIBOR + 6.77%	40,752
8,335		NuStar Logistics, LP‡ 12.390%, 01/15/43 3 mo. LIBOR + 6.73%	216,543
			420,947
		Industrials (0.2%)
260,080	BRL	Randon, SA Implementos e Participacoes	562,795
		TOTAL PREFERRED STOCKS (Cost $1,351,193)	1,227,388
WARRANTS (0.0%)#
		Energy (0.0%)
13,401		Mcdermott International, Ltd.& 06/30/27, Strike $15.98	1

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
12,061	Mcdermott International, Ltd. 06/30/27, Strike $12.33	$1
	TOTAL WARRANTS (Cost $5,152)	2
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.4%)#
	Communication Services (0.0%)
105	Baidu, Inc.
1,102,500	Call, 12/15/23, Strike $160.00	1,260
	Consumer Discretionary (0.0%)
480	Alibaba Group Holding, Ltd.
3,961,920	Call, 11/17/23, Strike $100.00	5,040
2,250	Arcos Dorados Holdings, Inc.
2,029,500	Call, 11/17/23, Strike $12.50	5,625
580	Li Auto, Inc.
1,960,980	Call, 12/15/23, Strike $45.00	15,950
		26,615
	Health Care (0.0%)
520	Inmode, Ltd.
993,200	Call, 01/19/24, Strike $47.50	3,900
	Industrials (0.1%)
870	Parsons Corp.
4,919,850	Call, 01/19/24, Strike $60.00	145,725
	Information Technology (0.0%)
33	NVIDIA Corp.
1,345,740	Call, 01/19/24, Strike $425.00	103,950
	Materials (0.0%)
1,675	Cemex, Sab De CV
999,975	Call, 01/19/24, Strike $8.00	8,375
	Other (0.3%)
1,320	ICICI Bank, Ltd.
2,929,080	Call, 01/19/24, Strike $24.00	36,300
2,460	Invesco QQQ Trust Series 1
86,326,320	Put, 11/17/23, Strike $330.00	350,550
4,000	iShares MSCI EAFE ETF
26,764,000	Put, 12/15/23, Strike $60.00	74,000
1,950	iShares MSCI Emerging Markets
7,156,500	Put, 11/17/23, Strike $37.00	136,500
1,675	iShares MSCI India ETF
7,242,700	Put, 12/15/23, Strike $44.00	184,250
40	iShares MSCI India Small-Cap ETF
247,680	Put, 02/16/24, Strike $62.00	9,000
1,100	iShares MSCI South Korea ETF
6,043,400	Call, 01/19/24, Strike $71.00	13,750
390	KE Holdings, Inc.
573,690	Call, 01/19/24, Strike $19.85	9,945
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE
2,540		KraneShares CSI China Internet ETF
6,616,700		Call, 11/17/23, Strike $30.00	$16,510
764		Petroleo Brasileiro, SA
1,146,000		Call, 01/19/24, Strike $14.00	100,084
20		S&P 500 Index
8,387,600		Put, 12/29/23, Strike $4,200.00	204,700
700		SPDR S&P 500 ETF Trust
29,274,000		Put, 12/15/23, Strike $360.00	49,350
96	EUR	TotalEnergies, SE
652,147		Call, 12/15/23, Strike 55.05	89,622
370		Trip.com Group, Ltd.
1,258,000		Call, 01/19/24, Strike $44.00	9,250
			1,283,811
		TOTAL PURCHASED OPTIONS (Cost $9,379,309)	1,573,636
		TOTAL INVESTMENTS (150.7%) (Cost $732,453,560)	576,996,344
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-18.3%)			(70,000,000)
LIABILITIES, LESS OTHER ASSETS (-32.4%)			(124,131,011)
NET ASSETS (100.0%)			$382,865,333
WRITTEN OPTIONS (0.0%)#
		Consumer Discretionary (0.0%)
6		Chipotle Mexican Grill, Inc.
1,165,320		Call, 01/19/24, Strike $2,040.00 (Premium $22,420)	$(32,160)
		Health Care (0.0%)
48		Humana, Inc.
2,513,712		Call, 01/19/24, Strike $530.00 (Premium $57,071)	(114,480)
		Other (0.0%)
20		S&P 500 Index
8,387,600		Put, 12/29/23, Strike $3,500.00 (Premium $34,139)	(14,200)
		TOTAL WRITTEN OPTIONS (Premium $113,630)	$(160,840)

NOTES TO SCHEDULE OF INVESTMENTS

* Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~ Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $35,825,862.

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Dynamic Income Fund Schedule of Investments October 31, 2023

µ Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $229,836,641.

^ Security, or portion of security, is on loan.

@ In default status and considered non-income producing.

& Illiquid security.

‡ Variable rate security. The rate shown is the rate in effect at October 31, 2023.

§ Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

¡ Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

! This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

# Non-income producing security.

‡‡ Perpetual maturity.

FOREIGN CURRENCY ABBREVIATIONS

AED UAE Dirham

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

CNY Chinese Yuan Renminbi

EUR European Monetary Unit

GBP British Pound Sterling

HKD Hong Kong Dollar

IDR Indonesian Rupiah

INR Indian Rupee

JPY Japanese Yen

KRW South Korean Won

MXN Mexican Peso

NOK Norwegian Krone

PHP Philippine Peso

PLN Polish Zloty

SAR Saudi Riyal

SEK Swedish Krona

THB Thai Baht

TWD New Taiwan Dollar

ZAR South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2023

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$394,926,607	68.5%
European Monetary Unit	47,045,489	8.2%
Hong Kong Dollar	22,804,904	3.9%
British Pound Sterling	19,551,549	3.4%
Japanese Yen	17,344,183	3.0%
New Taiwan Dollar	17,037,668	3.0%
Indian Rupee	16,494,553	2.9%
Canadian Dollar	11,930,911	2.1%
South Korean Won	5,114,003	0.9%
Indonesian Rupiah	4,130,824	0.7%
Brazilian Real	3,466,602	0.6%
Chinese Yuan Renminbi	3,023,172	0.5%
Norwegian Krone	2,972,250	0.5%
Mexican Peso	2,812,378	0.5%
Swiss Franc	2,282,908	0.4%
Australian Dollar	1,956,154	0.3%
Thai Baht	1,197,030	0.2%
Philippine Peso	727,593	0.1%
UAE Dirham	578,674	0.1%
Polish Zloty	573,995	0.1%
Saudi Riyal	538,858	0.1%
South African Rand	213,611	—%
Swedish Krona	111,588	—%
Total Investments Net of Written Options	$576,835,504	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Dynamic Income Fund Schedule of Investments October 31, 2023

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2023 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Securities	$—	$150,603	$—	$150,603
Corporate Bonds	—	65,250,838	—	65,250,838
Convertible Bonds	—	130,004,931	—	130,004,931
Bank Loans	—	57,960,249	—	57,960,249
Convertible Preferred Stocks	6,447,295	44,375	—	6,491,670
Common Stocks	191,952,411	122,078,648	—	314,031,059
Preferred Stocks	1,020,892	206,496	—	1,227,388
Warrants	—	2	—	2
U.S. Government and Agency Securities	—	305,968	—	305,968
Purchased Options	1,573,636	—	—	1,573,636
Total	$200,994,234	$376,002,110	$—	$576,996,344
Liabilities:
Written Options	$160,840	$—	$—	$160,840
Total	$160,840	$—	$—	$160,840

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (15.3%)
	Airlines (0.3%)
8,667	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	$8,624
42,066	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	39,429
21,757	Alaska Airlines Pass Through Trust Series 2020-1, Class B* 8.000%, 02/15/27	21,716
50,050	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	42,687
27,500	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.* 5.500%, 04/20/26	26,752
11,000	5.750%, 04/20/29	9,928
43,813	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	38,069
48,045	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	47,770
63,800	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	47,246
		282,221
	Communication Services (1.6%)
55,000	APi Group DE, Inc.* 4.750%, 10/15/29	47,428
67,000	Arrow Bidco, LLC* 9.500%, 03/15/24	67,897
57,000	Audacy Capital Corp.* 6.750%, 03/31/29	926
27,000	6.500%, 05/01/27	405
36,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	29,132
40,000	Clear Channel Outdoor Holdings, Inc.* 9.000%, 09/15/28	39,006
70,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	55,557
200,000	CSC Holdings, LLC* 5.500%, 04/15/27	167,184
45,000	Diamond Sports Group, LLC / Diamond Sports Finance Company*@ 6.625%, 08/15/27&	571
27,000	5.375%, 08/15/26	331
131,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.* 5.875%, 08/15/27	114,808
45,000	Frontier California, Inc. 6.750%, 05/15/27	41,549
PRINCIPAL AMOUNT		VALUE
28,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	$24,301
11,000	8.750%, 05/15/30	10,493
65,000	Frontier Florida, LLC@ 6.860%, 02/01/28	59,836
65,000	Frontier North, Inc.@ 6.730%, 02/15/28	60,299
40,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.* 3.500%, 03/01/29	33,808
13,000	5.250%, 12/01/27	12,292
15,000	iHeartCommunications, Inc. 8.375%, 05/01/27^	9,206
15,000	5.250%, 08/15/27*	11,010
30,000	Intelsat Jackson Holdings, SA& 9.750%, 07/15/25*	—
25,000	5.500%, 08/01/23	—
37,759	Ligado Networks, LLC* 15.500%, 11/01/23 PIK rate	9,518
35,000	Lumen Technologies, Inc. 7.600%, 09/15/39	9,525
20,000	4.000%, 02/15/27*^	13,675
10,000	7.650%, 03/15/42	2,693
22,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	17,034
35,000	Nexstar Media, Inc.* 5.625%, 07/15/27	31,517
65,000	Paramount Global 4.900%, 08/15/44	40,946
14,000	Qwest Corp. 7.250%, 09/15/25	13,444
23,000	Scripps Escrow II, Inc.* 3.875%, 01/15/29	17,470
11,000	5.375%, 01/15/31	6,835
40,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	29,942
65,000	Sirius XM Radio, Inc.* 5.500%, 07/01/29	57,651
43,000	4.000%, 07/15/28	36,585
20,000	3.125%, 09/01/26	17,970
11,000	3.875%, 09/01/31	8,286
41,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	25,551
110,000	Sprint, LLC 7.125%, 06/15/24	110,626
45,000	Stagwell Global, LLC* 5.625%, 08/15/29	37,231
35,000	Telecom Italia Capital, SA 6.000%, 09/30/34	28,829
42,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	25,148
15,000	Time Warner Cable, LLC 7.300%, 07/01/38	14,050

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
54,000	United States Cellular Corp. 6.700%, 12/15/33	$51,427
45,000	Univision Communications, Inc.* 8.000%, 08/15/28	42,647
20,000	Viasat, Inc.* 5.625%, 04/15/27	17,499
		1,452,138
	Consumer Discretionary (3.0%)
53,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	53,884
40,000	Adams Homes, Inc.* 9.250%, 10/15/28	39,264
55,000	Adient Global Holdings Company* 8.250%, 04/15/31	53,821
36,000	American Axle & Manufacturing, Inc. 6.875%, 07/01/28	32,085
39,000	Ashton Woods USA, LLC / Ashton Woods Finance Company* 6.625%, 01/15/28	35,794
38,000	4.625%, 08/01/29	30,885
53,000	At Home Group, Inc.* 4.875%, 07/15/28	18,418
57,000	Bath & Body Works, Inc. 6.694%, 01/15/27	55,240
55,000	6.875%, 11/01/35	48,614
28,000	Caesars Entertainment, Inc.* 4.625%, 10/15/29	23,052
21,000	8.125%, 07/01/27	20,818
45,000	Carnival Corp.* 6.000%, 05/01/29	38,059
22,000	4.000%, 08/01/28	19,167
21,000	7.625%, 03/01/26^	20,431
3,000	7.000%, 08/15/29	2,947
50,000	Carriage Services, Inc.*^ 4.250%, 05/15/29	40,947
8,000	Carvana Company* 14.000%, 06/01/31	6,021
6,000	13.000%, 06/01/30	4,503
4,000	12.000%, 12/01/28	2,996
95,000	CCO Holdings, LLC / CCO Holdings Capital Corp.* 5.125%, 05/01/27	87,533
90,000	4.500%, 08/15/30	72,335
50,000	6.375%, 09/01/29	45,970
50,000	4.750%, 03/01/30	41,304
46,000	4.250%, 02/01/31	35,841
22,000	4.750%, 02/01/32	17,197
20,000	5.000%, 02/01/28	17,918
22,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	19,715
39,000	Cedar Fair, LP^ 5.250%, 07/15/29	33,731
23,000	Churchill Downs, Inc.* 6.750%, 05/01/31	21,504
PRINCIPAL AMOUNT		VALUE
40,000	Dana, Inc. 4.250%, 09/01/30	$31,828
32,000	4.500%, 02/15/32	25,081
50,000	DISH DBS Corp. 5.250%, 12/01/26*	40,449
41,000	7.750%, 07/01/26	27,512
30,000	7.375%, 07/01/28	16,914
20,000	5.125%, 06/01/29	10,321
46,000	DISH Network Corp.* 11.750%, 11/15/27	45,602
47,000	Everi Holdings, Inc.* 5.000%, 07/15/29	39,535
175,000	Ford Motor Company^ 6.100%, 08/19/32	162,015
200,000	Ford Motor Credit Company, LLC 2.900%, 02/16/28	170,314
16,000	Gap, Inc.* 3.875%, 10/01/31	11,543
20,000	General Motors Company 5.200%, 04/01/45	14,825
75,000	goeasy, Ltd.* 5.375%, 12/01/24^	73,715
40,000	4.375%, 05/01/26	36,258
20,000	Goodyear Tire & Rubber Company^ 5.250%, 07/15/31	16,312
19,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	16,422
45,000	Guitar Center, Inc.*&^ 8.500%, 01/15/26	38,033
12,655	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	12,739
35,000	Kohl's Corp. 5.550%, 07/17/45	20,236
45,000	LCM Investments Holdings II, LLC* 8.250%, 08/01/31	43,129
45,000	Liberty Interactive, LLC 8.250%, 02/01/30	11,855
50,000	Life Time, Inc.* 5.750%, 01/15/26	48,493
43,000	8.000%, 04/15/26	42,024
20,000	Light & Wonder International, Inc.* 7.500%, 09/01/31	19,562
15,000	Lindblad Expeditions Holdings, Inc.* 9.000%, 05/15/28	14,705
28,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	25,460
30,000	M/I Homes, Inc. 3.950%, 02/15/30	24,006
73,000	Macy's Retail Holdings, LLC 6.700%, 07/15/34*	56,288
25,000	4.300%, 02/15/43	13,719

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
55,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	$45,912
25,000	Newell Brands, Inc. 5.200%, 04/01/26	23,614
23,000	Nordstrom, Inc. 4.250%, 08/01/31	16,862
20,000	5.000%, 01/15/44	12,044
50,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	38,883
60,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*^ 5.625%, 09/01/29	42,227
111,000	Rite Aid Corp.*@ 8.000%, 11/15/26	77,188
23,000	Royal Caribbean Cruises, Ltd.* 7.250%, 01/15/30	22,753
63,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	51,230
85,000	Six Flags Entertainment Corp.*^ 7.250%, 05/15/31	78,303
50,000	Sonic Automotive, Inc.*^ 4.625%, 11/15/29	41,696
36,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	32,239
90,000	Station Casinos, LLC* 4.500%, 02/15/28	77,815
31,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	28,238
10,000	Viking Cruises, Ltd.* 9.125%, 07/15/31	9,838
50,000	Vista Outdoor, Inc.*^ 4.500%, 03/15/29	46,580
20,000	Windsor Holdings III, LLC* 8.500%, 06/15/30	19,634
		2,713,945
	Consumer Staples (0.7%)
52,000	1375209 B.C., Ltd.* 9.000%, 01/30/28	50,555
40,000	B&G Foods, Inc.* 8.000%, 09/15/28	39,050
51,000	Central Garden & Pet Company* 4.125%, 04/30/31	40,762
53,000	Edgewell Personal Care Company* 4.125%, 04/01/29	44,569
59,000	Energizer Holdings, Inc.* 4.375%, 03/31/29	48,577
10,000	6.500%, 12/31/27^	9,395
65,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc. 5.500%, 01/15/30	59,470
PRINCIPAL AMOUNT		VALUE
25,000	5.125%, 02/01/28	$23,480
15,000	5.750%, 04/01/33	13,207
33,000	New Albertsons, LP 7.750%, 06/15/26	33,367
43,000	Performance Food Group, Inc.* 4.250%, 08/01/29	36,488
35,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	28,918
21,000	Post Holdings, Inc.* 5.750%, 03/01/27	20,051
42,000	Prestige Brands, Inc.* 3.750%, 04/01/31	33,481
35,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	27,390
70,000	Vector Group, Ltd.* 5.750%, 02/01/29	59,439
20,000	Williams Scotsman, Inc.* 7.375%, 10/01/31	19,749
		587,948
	Energy (2.0%)
44,000	Antero Resources Corp.* 5.375%, 03/01/30	40,218
45,000	Apache Corp. 5.100%, 09/01/40	35,036
40,000	Buckeye Partners, LP 3.950%, 12/01/26	36,508
25,000	5.850%, 11/15/43	17,706
60,000	Callon Petroleum Company* 7.500%, 06/15/30	58,163
23,000	Cheniere Energy, Inc. 4.625%, 10/15/28	21,027
32,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	31,399
58,000	Civitas Resources, Inc.* 8.750%, 07/01/31	58,610
35,000	Continental Resources, Inc.* 2.875%, 04/01/32	25,928
25,000	5.750%, 01/15/31	23,207
32,000	DT Midstream, Inc.* 4.125%, 06/15/29	27,557
39,000	Earthstone Energy Holdings, LLC* 8.000%, 04/15/27	39,592
15,000	9.875%, 07/15/31	16,187
25,000	Enbridge, Inc.‡ 7.375%, 01/15/83 5 year CMT + 3.71%	23,264
65,000	Energy Transfer, LP‡ 8.656%, 11/01/66 3 mo. USD Term SOFR + 3.28%	53,144
32,000	6.500%, 11/01/35 5 year CMT + 5.69%	29,080

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
60,000	EnLink Midstream Partners, LP 9.780%, 11/01/35‡ 3 mo. USD LIBOR + 4.11%	$53,581
50,000	4.850%, 07/15/26	47,276
31,000	Enlink Midstream, LLC* 6.500%, 09/01/30	29,805
70,000	EQM Midstream Partners, LP* 7.500%, 06/01/27	69,591
31,000	Genesis Energy, LP / Genesis Energy Finance Corp. 8.875%, 04/15/30	30,142
18,000	6.250%, 05/15/26	17,184
45,000	Gulfport Energy Corp. 6.375%, 05/15/25&	—
40,000	8.000%, 05/17/26*	40,017
13,752	8.000%, 05/17/26	13,758
60,000	Hilcorp Energy I, LP / Hilcorp Finance Company* 6.000%, 04/15/30	53,350
32,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	30,433
44,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.* 6.000%, 08/01/26	42,098
25,000	Moss Creek Resources Holdings, Inc.* 10.500%, 05/15/27	24,743
25,000	7.500%, 01/15/26	23,931
35,000	Nabors Industries, Inc.* 7.375%, 05/15/27	32,775
35,000	Nabors Industries, Ltd.* 7.500%, 01/15/28	30,927
40,000	New Fortress Energy, Inc.* 6.750%, 09/15/25	37,226
22,000	6.500%, 09/30/26	19,723
20,000	Oceaneering International, Inc.* 6.000%, 02/01/28	18,341
45,000	Parkland Corp.* 5.875%, 07/15/27	43,274
23,000	Patterson-UTI Energy, Inc. 5.150%, 11/15/29	20,547
12,000	Permian Resources Operating LLC* 7.000%, 01/15/32	11,742
50,000	Plains All American Pipeline, LP‡ 9.736%, 11/01/35 3 mo. USD LIBOR + 4.11%	47,197
60,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	54,460
21,000	Southwestern Energy Company 4.750%, 02/01/32	18,080
20,000	5.375%, 02/01/29	18,529
11,000	Sunoco, LP / Sunoco Finance Corp. 4.500%, 04/30/30	9,464
61,750	Transocean, Inc.* 8.750%, 02/15/30	61,700
PRINCIPAL AMOUNT		VALUE
30,000	Venture Global Calcasieu Pass, LLC* 6.250%, 01/15/30	$28,321
10,000	4.125%, 08/15/31	8,084
10,000	3.875%, 08/15/29	8,376
55,000	Venture Global LNG, Inc.* 8.375%, 06/01/31	52,525
35,000	8.125%, 06/01/28	34,007
20,000	9.875%, 02/01/32	20,297
10,000	9.500%, 02/01/29	10,150
42,000	Vital Energy, Inc. 9.500%, 01/15/25	42,228
25,000	7.750%, 07/31/29*^	22,595
5,000	9.750%, 10/15/30	4,904
45,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	40,593
50,000	Weatherford International, Ltd.* 8.625%, 04/30/30	50,601
		1,759,201
	Financials (2.3%)
56,000	Acrisure, LLC / Acrisure Finance, Inc.* 7.000%, 11/15/25	54,405
67,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	66,625
69,000	AG Issuer, LLC* 6.250%, 03/01/28	63,941
75,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer* 6.750%, 10/15/27	68,511
49,000	Ally Financial, Inc. 4.700%, 11/01/35‡‡‡ 5 year CMT + 3.87%	32,018
20,000	8.000%, 11/01/31	19,557
20,000	4.700%, 11/01/35‡ 7 year CMT + 3.48%	11,702
86,000	AmWINS Group, Inc.* 4.875%, 06/30/29	73,826
48,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	42,189
20,000	Avolon Holdings Funding, Ltd.* 5.500%, 01/15/26	19,277
88,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	76,787
40,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC* 4.500%, 04/01/27	33,381
26,000	5.750%, 05/15/26	23,846
65,000	Credit Acceptance Corp. 6.625%, 03/15/26	61,955
52,000	5.125%, 12/31/24*	50,347
45,000	Cushman & Wakefield U.S. Borrower LLC*^ 8.875%, 09/01/31	42,755

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
58,000	Enact Holdings, Inc.* 6.500%, 08/15/25	$57,125
64,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	48,609
66,000	HUB International, Ltd.* 5.625%, 12/01/29	56,976
34,000	7.000%, 05/01/26	33,162
31,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp. 4.375%, 02/01/29	24,054
100,000	ILFC E-Capital Trust II*‡ 7.459%, 12/21/65 3 mo. USD LIBOR + 1.80%	75,217
90,000	Iron Mountain, Inc.* 5.250%, 03/15/28	82,460
12,000	7.000%, 02/15/29	11,655
88,000	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.* 5.250%, 10/01/25	83,899
22,000	4.750%, 06/15/29	17,758
40,000	LD Holdings Group, LLC* 6.125%, 04/01/28	22,414
45,000	Level 3 Financing, Inc.* 4.250%, 07/01/28	25,483
37,000	3.400%, 03/01/27^	34,429
20,000	4.625%, 09/15/27	13,498
30,000	LPL Holdings, Inc.* 4.000%, 03/15/29	25,811
40,000	Macquarie Airfinance Holdings, Ltd.* 8.125%, 03/30/29	39,452
70,000	MetLife, Inc. 6.400%, 12/15/66	65,764
60,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	53,168
50,000	Navient Corp. 5.000%, 03/15/27	44,099
20,000	4.875%, 03/15/28	16,593
50,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	37,483
30,000	OneMain Finance Corp. 9.000%, 01/15/29^	29,333
30,000	3.875%, 09/15/28	23,892
22,000	7.125%, 03/15/26^	21,412
23,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	20,770
73,000	PHH Mortgage Corp.* 7.875%, 03/15/26	63,306
50,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	42,623
PRINCIPAL AMOUNT		VALUE
20,000	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.* 3.875%, 03/01/31	$15,480
20,000	3.625%, 03/01/29	16,280
10,000	2.875%, 10/15/26	8,734
43,000	StoneX Group, Inc.* 8.625%, 06/15/25	43,258
52,000	United Wholesale Mortgage, LLC* 5.500%, 04/15/29	43,563
20,000	5.750%, 06/15/27	18,251
25,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	16,257
22,000	10.500%, 02/15/28	21,213
47,000	XHR, LP* 6.375%, 08/15/25	45,870
		2,040,473
	Health Care (1.4%)
95,000	Bausch Health Companies, Inc.* 11.000%, 09/30/28	58,155
16,000	14.000%, 10/15/30	8,814
16,000	6.125%, 02/01/27	8,939
88,000	CHS/Community Health Systems, Inc.* 6.125%, 04/01/30	34,207
60,000	8.000%, 03/15/26	54,936
25,000	6.875%, 04/15/29	10,320
5,000	5.250%, 05/15/30	3,555
89,000	DaVita, Inc.* 4.625%, 06/01/30	69,830
52,000	3.750%, 02/15/31	37,437
33,000	Embecta Corp.* 5.000%, 02/15/30	26,231
11,000	6.750%, 02/15/30	9,124
20,000	Encompass Health Corp. 4.750%, 02/01/30	17,362
20,000	4.500%, 02/01/28	18,048
52,000	HCA, Inc. 7.500%, 11/06/33	53,380
200,000	Jazz Securities DAC* 4.375%, 01/15/29	173,966
18,722	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 10.000%, 06/15/29	1,331
55,000	Medline Borrower, LP* 3.875%, 04/01/29	46,461
53,000	5.250%, 10/01/29^	45,170
200,000	Organon & Company / Organon Foreign Debt Co-Issuer, BV* 5.125%, 04/30/31	156,656
62,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	49,784
120,000	Tenet Healthcare Corp. 6.250%, 02/01/27	115,455
70,000	6.875%, 11/15/31	64,667

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
190,000	Teva Pharmaceutical Finance Netherlands III, BV 3.150%, 10/01/26	$167,253
		1,231,081
	Industrials (2.3%)
50,000	ACCO Brands Corp.* 4.250%, 03/15/29	41,529
50,000	Air Lease Corp.‡ 4.125%, 11/01/35 5 year CMT + 3.15%	35,972
75,000	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC* 4.625%, 01/15/27	70,592
36,000	3.500%, 03/15/29	30,722
30,000	5.875%, 02/15/28	28,782
50,000	Allegiant Travel Company* 7.250%, 08/15/27	45,539
10,000	American Airlines Group, Inc.* 3.750%, 03/01/25	9,363
25,000	Arcosa, Inc.* 4.375%, 04/15/29	21,890
200,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	116,784
34,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	28,578
23,000	Bombardier, Inc.* 7.875%, 04/15/27	22,161
44,000	BWX Technologies, Inc.* 4.125%, 04/15/29	38,065
48,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	43,621
11,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.* 4.750%, 10/20/28	10,339
58,000	Deluxe Corp.* 8.000%, 06/01/29	45,969
33,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	31,400
68,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	64,781
25,000	EnerSys* 4.375%, 12/15/27	22,456
25,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	19,437
30,000	Graphic Packaging International, LLC* 4.750%, 07/15/27^	28,035
20,000	3.500%, 03/01/29	16,799
51,000	Great Lakes Dredge & Dock Corp.*^ 5.250%, 06/01/29	41,783
101,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	85,769
PRINCIPAL AMOUNT		VALUE
69,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	$51,046
65,000	Herc Holdings, Inc.* 5.500%, 07/15/27	61,231
50,000	IEA Energy Services, LLC* 6.625%, 08/15/29	47,765
34,000	JELD-WEN, Inc.* 4.625%, 12/15/25	32,298
25,000	4.875%, 12/15/27	21,347
70,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	59,650
45,000	Knife River Holding Company* 7.750%, 05/01/31	44,902
21,000	MasTec, Inc.* 4.500%, 08/15/28	18,465
33,000	Moog, Inc.* 4.250%, 12/15/27	29,965
55,000	Newfold Digital Holdings Group, Inc.*^ 6.000%, 02/15/29	36,362
52,000	Novelis Corp.* 4.750%, 01/30/30	44,333
15,000	OI European Group, BV* 4.750%, 02/15/30	12,772
50,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC*^ 4.000%, 10/15/27	44,021
67,000	Patrick Industries, Inc.* 4.750%, 05/01/29	55,081
20,000	QVC, Inc. 5.450%, 08/15/34	8,518
35,000	Sealed Air Corp.* 6.125%, 02/01/28	33,331
11,000	5.000%, 04/15/29^	9,817
40,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	32,074
33,000	Sinclair Television Group, Inc.* 4.125%, 12/01/30	20,771
20,000	5.500%, 03/01/30	10,878
50,000	Standard Industries, Inc.* 5.000%, 02/15/27	46,314
35,000	Stericycle, Inc.* 3.875%, 01/15/29	29,906
35,000	STL Holding Company, LLC* 7.500%, 02/15/26	32,872
97,000	TransDigm, Inc. 6.250%, 03/15/26*	94,926
45,000	6.875%, 12/15/30*	43,551
35,000	6.750%, 08/15/28*	34,063
32,000	7.500%, 03/15/27	32,004
45,000	Tronox, Inc.* 4.625%, 03/15/29	35,375
See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
18,995	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	$16,835
44,000	Vertiv Group Corp.* 4.125%, 11/15/28	38,507
46,000	Wabash National Corp.* 4.500%, 10/15/28	38,145
35,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	32,289
27,000	Williams Scotsman, Inc.* 4.625%, 08/15/28	24,022
		2,073,802
	Information Technology (0.8%)
21,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	18,548
80,000	Clarivate Science Holdings Corp.* 3.875%, 07/01/28	69,002
39,000	Clear Channel Worldwide Holdings, Inc.*^ 5.125%, 08/15/27	34,680
23,000	Coherent Corp.*^ 5.000%, 12/15/29	19,555
60,000	CommScope Technologies, LLC* 6.000%, 06/15/25	36,244
40,000	CommScope, Inc.* 4.750%, 09/01/29	27,325
29,000	Dell International, LLC / EMC Corp. 6.020%, 06/15/26	29,033
22,000	Dun & Bradstreet Corp.*^ 5.000%, 12/15/29	18,956
26,000	Fair Isaac Corp.* 4.000%, 06/15/28	23,196
50,000	KBR, Inc.* 4.750%, 09/30/28	44,092
50,000	MPH Acquisition Holdings, LLC* 5.750%, 11/01/28^	37,337
20,000	5.500%, 09/01/28	16,728
20,000	NCL Corp., Ltd.* 8.125%, 01/15/29	19,567
22,000	NCR Voyix Corp.* 5.125%, 04/15/29	18,944
34,000	ON Semiconductor Corp.* 3.875%, 09/01/28	29,222
39,000	Open Text Corp.* 3.875%, 02/15/28	33,972
20,000	6.900%, 12/01/27	19,962
16,000	3.875%, 12/01/29	13,136
16,000	Open Text Holdings, Inc.*^ 4.125%, 12/01/31	12,614
47,000	Playtika Holding Corp.* 4.250%, 03/15/29	37,945
60,000	TTM Technologies, Inc.* 4.000%, 03/01/29	49,363
PRINCIPAL AMOUNT		VALUE
30,000	Twilio, Inc. 3.625%, 03/15/29	$25,037
11,000	3.875%, 03/15/31^	8,805
55,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	43,788
50,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	41,341
		728,392
	Materials (0.6%)
25,000	ArcelorMittal, SA^ 7.000%, 10/15/39	23,778
27,000	ATI, Inc. 5.875%, 12/01/27	25,148
12,000	Carpenter Technology Corp. 7.625%, 03/15/30	11,922
35,000	Chemours Company* 4.625%, 11/15/29	27,086
65,000	Clearwater Paper Corp.* 4.750%, 08/15/28	57,441
34,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	31,589
22,000	Commercial Metals Company 4.125%, 01/15/30	18,620
11,000	4.375%, 03/15/32	8,889
23,000	HB Fuller Company 4.250%, 10/15/28	19,963
40,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	39,901
50,000	Kaiser Aluminum Corp.* 4.625%, 03/01/28	41,794
5,000	4.500%, 06/01/31	3,698
10,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	8,205
58,000	Mercer International, Inc. 5.125%, 02/01/29	45,555
20,000	12.875%, 10/01/28*	20,225
35,000	Owens-Brockway Glass Container, Inc.* 7.250%, 05/15/31	32,073
25,000	6.625%, 05/13/27^	23,822
56,000	Silgan Holdings, Inc. 4.125%, 02/01/28	49,949
21,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	8,998
		498,656
	Other (0.1%)
25,000	Gen Digital, Inc.* 7.125%, 09/30/30^	24,370
25,000	6.750%, 09/30/27	24,378
		48,748

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
		Real Estate (0.1%)
34,000		EPR Properties 3.750%, 08/15/29	$26,870
38,000		Forestar Group, Inc.* 5.000%, 03/01/28	33,518
21,000		3.850%, 05/15/26	18,846
50,000		MIWD Holdco II, LLC / MIWD Finance Corp.* 5.500%, 02/01/30	39,719
20,000		Service Properties Trust 5.250%, 02/15/26	17,954
			136,907
		Special Purpose Acquisition Companies (0.1%)
45,000		Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.* 6.750%, 01/15/30	35,806
23,000		4.625%, 01/15/29	19,419
50,000		W.R. Grace Holding, LLC* 7.375%, 03/01/31	46,428
			101,653
		Utilities (0.0%)
16,000		PPL Capital Funding, Inc.‡ 8.317%, 03/30/67 3 mo. USD LIBOR + 2.67%	14,497
20,000		Vistra Corp.*‡ 7.000%, 11/01/67 5 year CMT + 5.74%	18,296
10,000		8.000%, 11/01/67 5 year CMT + 6.93%	9,514
			42,307
		TOTAL CORPORATE BONDS (Cost $14,388,895)	13,697,472
CONVERTIBLE BONDS (32.2%)
		Communication Services (2.2%)
34,000		Cable One, Inc.µ 0.000%, 03/15/26	27,836
580,000		Liberty Media Corp.-Liberty Formula One 2.250%, 08/15/27	578,103
1,484,000		Sea, Ltd. 2.375%, 12/01/25	1,405,496
			2,011,435
		Consumer Discretionary (8.5%)
145,000		Burlington Stores, Inc.µ 2.250%, 04/15/25	140,174
63,000		DISH Network Corp. 2.375%, 03/15/24µ	60,367
63,000		0.000%, 12/15/25	38,653
800,000	AUD	Flight Centre Travel Group, Ltd. 2.500%, 11/17/27	556,310
PRINCIPAL AMOUNT			VALUE
3,160,000		Ford Motor Company 0.000%, 03/15/26	$2,884,480
730,000		IMAX Corp. 0.500%, 04/01/26	663,643
901,000		MakeMyTrip, Ltd. 0.000%, 02/15/28	1,026,221
685,000		Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	590,491
500,000	GBP	WH Smith, PLCµ 1.625%, 05/07/26	526,593
1,134,000		Wynn Macau, Ltd.* 4.500%, 03/07/29	1,156,816
			7,643,748
		Consumer Staples (1.5%)
700,000	EUR	Fomento Economico Mexicano SAB de CV 2.625%, 02/24/26	725,361
915,000	CAD	Premium Brands Holdings Corp. 4.200%, 09/30/27	582,406
			1,307,767
		Energy (2.3%)
700,000	EUR	Eni S.p.A 2.950%, 09/14/30	757,172
400,000		Nabors Industries, Inc.* 1.750%, 06/15/29	299,728
900,000	EUR	Saipem S.p.A 2.875%, 09/11/29	975,926
			2,032,826
		Financials (1.6%)
12,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCAµ 0.000%, 07/25/24	1,465,763
		Health Care (1.3%)
437,000		BioMarin Pharmaceutical, Inc. 0.599%, 08/01/24	421,404
562,000		Dexcom, Inc.µ 0.250%, 11/15/25	533,490
204,000		Shockwave Medical, Inc.* 1.000%, 08/15/28	197,800
			1,152,694
		Industrials (3.1%)
465,000		Axon Enterprise, Inc.* 0.500%, 12/15/27	501,647
700,000	EUR	Prysmian S.p.A 0.000%, 02/02/26	761,113
600,000	EUR	Rheinmetall AG 1.875%, 02/07/28	676,335
500,000	EUR	SPIE, SA 2.000%, 01/17/28	511,422
329,000		Tetra Tech, Inc.* 2.250%, 08/15/28	318,699
			2,769,216

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT			VALUE
		Information Technology (7.5%)
730,000		Akamai Technologies, Inc.* 1.125%, 02/15/29	$718,692
300,000	EUR	Amadeus IT Group, SA 1.500%, 04/09/25	349,757
835,000		Block, Inc.µ 0.125%, 03/01/25	770,655
580,000		CyberArk Software, Ltd. 0.000%, 11/15/24	663,984
881,000		Datadog, Inc. 0.125%, 06/15/25	970,193
7,000,000	HKD	Kingsoft Corp, Ltd. 0.625%, 04/29/25	925,840
120,000		Rapid7, Inc.* 1.250%, 03/15/29	116,090
100,000,000	JPY	Rohm Company, Ltd. 0.000%, 12/05/24	665,050
1,000,000		SK Hynix, Inc. 1.750%, 04/11/30	1,209,960
334,000		Workiva, Inc.* 1.250%, 08/15/28	303,379
			6,693,600
		Materials (2.1%)
1,000,000		Glencore Funding, LLC 0.000%, 03/27/25	1,048,910
600,000		LG Chem, Ltd. 1.250%, 07/18/28	563,946
476,000		Lithium Americas Corp. 1.750%, 01/15/27	321,348
			1,934,204
		Other (0.7%)
930,000	EUR	Edenred 0.000%, 09/06/24	591,138
20,000		Multiplan Corp.* 6.000%, 10/15/27	13,301
			604,439
		Real Estate (1.0%)
800,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	907,071
		Utilities (0.4%)
350,000		CMS Energy Corp.* 3.375%, 05/01/28	331,394
		TOTAL CONVERTIBLE BONDS (Cost $33,755,880)	28,854,157
BANK LOANS (10.8%)¡
		Airlines (0.0%)
33,750		Mileage Plus Holdings, LLC‡ 10.798%, 06/21/27 3 mo. SOFR + 5.25%	34,837
PRINCIPAL AMOUNT		VALUE
	Communication Services (1.8%)
250,000	APi Group DE, Inc.! 0.000%, 01/03/29	$250,687
358,130	Charter Communications Operating LLC‡ 7.133%, 02/01/27 3 mo. SOFR + 1.75%	357,661
935	Charter Communications Operating, LLC‡ 7.074%, 02/01/27 1 mo. SOFR + 1.75%	934
43,000	Entercom Media Corp.‡ 8.145%, 11/18/24 3 mo. SOFR + 2.50%	18,913
249,375	Go Daddy Operating Company, LLC‡ 7.824%, 11/09/29 1 mo. SOFR + 2.50%	249,885
250,000	Match Group, Inc.‡ 7.298%, 02/13/27 3 mo. SOFR + 1.75%	249,270
250,000	Nexstar Broadcasting, Inc.‡ 7.939%, 09/18/26 1 mo. SOFR + 2.50%	250,225
250,000	Virgin Media Bristol, LLC‡ 7.949%, 01/31/28 1 mo. SOFR + 2.50%	243,283
		1,620,858
	Consumer Discretionary (2.0%)
250,000	Adient US LLC‡ 8.689%, 04/10/28 1 mo. SOFR + 3.25%	250,234
249,375	Aramark Services, Inc.‡ 7.939%, 06/22/30 1 mo. SOFR + 2.50%	249,375
249,375	Carnival Corp.‡ 8.336%, 08/08/27 1 mo. SOFR + 3.00%	245,323
299,233	KFC Holding Co.‡ 7.199%, 03/15/28 1 mo. SOFR + 1.75%	299,388
249,361	Murphy USA, Inc.‡ 7.179%, 01/31/28 1 mo. SOFR + 1.75%	250,374
249,369	PENN Entertainment, Inc.‡ 8.170%, 05/03/29 1 mo. SOFR + 2.75%	249,335
249,346	Station Casinos, LLC! 0.000%, 02/08/27	248,043
		1,792,072
	Financials (0.9%)
10,000	Advisor Group, Inc.‡ 9.824%, 08/17/28 1 mo. SOFR + 4.50%	9,967
299,250	Avolon TLB Borrower 1 LLC‡ 7.839%, 06/22/28 1 mo. SOFR + 2.50%	299,668

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
249,364	Castlelake Aviation, Ltd.‡ 8.421%, 10/22/26 3 mo. SOFR + 2.75%	$249,208
249,292	Jazz Financing Lux Sarl‡ 8.939%, 05/05/28 1 mo. SOFR + 3.50%	249,499
		808,342
	Health Care (1.9%)
182,170	Avantor Funding, Inc.‡ 7.674%, 11/08/27 1 mo. SOFR + 2.25%	182,322
299,214	DaVita, Inc.‡ 7.189%, 08/12/26 1 mo. SOFR + 1.75%	296,149
249,308	Elanco Animal Health, Inc.‡ 7.165%, 08/01/27 1 mo. SOFR + 1.75%	243,933
200,056	ICON Luxembourg Sarl! 0.000%, 07/03/28	200,403
250,000	IQVIA, Inc.‡ 7.402%, 06/11/25 3 mo. SOFR + 1.75%	250,860
250,000	Organon & Company‡ 8.451%, 06/02/28 1 mo. SOFR + 3.00%	249,812
249,369	Perrigo Investments, LLC‡ 7.674%, 04/20/29 1 mo. SOFR + 2.25%	248,621
49,844	PRA Health Sciences, Inc.! 0.000%, 07/03/28	49,930
		1,722,030
	Industrials (2.5%)
249,362	Beacon Roofing Supply, Inc.‡ 7.689%, 05/19/28 1 mo. SOFR + 2.25%	249,350
290,597	Berry Global, Inc.‡ 7.201%, 07/01/29 1 mo. SOFR + 1.75%	288,455
250,000	ChampionX Corp.‡ 8.177%, 06/07/29 1 mo. SOFR + 2.75%	251,133
250,000	Emrld Borrower, LP‡ 8.380%, 05/31/30 3 mo. SOFR + 3.00%	249,765
249,373	H.B. Fuller Company‡ 7.574%, 02/15/30 1 mo. SOFR + 2.25%	250,335
249,362	Jeld-Wen, Inc.‡ 7.689%, 07/28/28 1 mo. SOFR + 2.25%	249,518
249,369	Scientific Games International, Inc.‡ 8.435%, 04/14/29 1 mo. SOFR + 3.00%	249,447
PRINCIPAL AMOUNT		VALUE
249,373	TransDigm, Inc.‡ 8.640%, 08/24/28 3 mo. SOFR + 3.25%	$249,373
199,488	United Airlines, Inc.‡ 9.189%, 04/21/28 1 mo. SOFR + 3.75%	199,364
		2,236,740
	Information Technology (1.1%)
45,845	Banff Merger Sub, Inc.‡ 9.189%, 10/02/25 1 mo. SOFR + 3.75%	45,854
249,318	II-VI, Inc.‡ 8.189%, 07/02/29 1 mo. SOFR + 2.75%	249,201
244,115	Open Text Corp.‡ 8.174%, 01/31/30 1 mo. SOFR + 2.75%	244,201
149,915	SS&C Technologies, Inc.‡ 7.674%, 03/22/29 1 mo. SOFR + 2.25%	149,915
94,522	SS&C Technologies, Inc.‡ 7.674%, 03/22/29 1 mo. SOFR + 2.25%	94,522
159,600	TTM Technologies, Inc.‡ 8.065%, 05/30/30 1 mo. SOFR + 2.75%	159,700
		943,393
	Materials (0.6%)
282,702	Axalta Coating Systems U.S. Holdings, Inc.‡ 7.890%, 12/20/29 3 mo. SOFR + 2.50%	283,427
245,000	Chemours Company‡ 8.824%, 08/18/28 1 mo. SOFR + 2.50%	238,875
		522,302
	TOTAL BANK LOANS (Cost $9,741,273)	9,680,574
NUMBER OF SHARES		VALUE
WARRANTS (0.0%)#
	Energy (0.0%)
2,607	Mcdermott International, Ltd.& 06/30/27, Strike $15.98	1
2,347	Mcdermott International, Ltd. 06/30/27, Strike $12.33	—
	TOTAL WARRANTS (Cost $1,002)	1

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
COMMON STOCKS (86.3%)
		Communication Services (5.4%)
13,500		Alphabet, Inc. - Class Aµ#	$1,675,080
925		Altice USA, Inc. - Class A#	2,673
1,050		Baidu, Inc. (ADR)µ#	110,250
310		Cumulus Media, Inc. - Class Aµ	1,398
16,800	EUR	Deutsche Telekom, AG	364,622
1,250		Meta Platforms, Inc. - Class Aµ#	376,587
4,900	HKD	NetEase, Inc.	104,868
168	EUR	Scout24, SE*µ	10,335
27,000	HKD	Tencent Holdings, Ltd.	999,236
15,060		Tencent Holdings, Ltd. (ADR)^	557,371
7,610		Walt Disney Companyµ#~	620,900
			4,823,320
		Consumer Discretionary (11.1%)
37,500	HKD	Alibaba Group Holding, Ltd.#	386,065
1,745		Alibaba Group Holding, Ltd. (ADR)^#	144,032
5,360	PLN	Allegro.eu, SA*#	38,449
45,850	MXN	Alsea, SAB de CV#	152,181
25,200		Amazon.com, Inc.^µ#~	3,353,868
1,605	INR	Amber Enterprises India, Ltd.#	56,468
83,000	AED	Americana Restaurants International, PLC	83,610
9,604		Aptiv, PLCµ#	837,469
975	BRL	Arezzo Industria e Comercio, SA	11,292
138,100	PHP	Bloomberry Resorts Corp.#	22,173
3,400	CNY	BYD Company, Ltd. - Class A	110,940
5,700	CNY	China Tourism Group Duty Free Corp., Ltd. - Class A	73,722
175		Chipotle Mexican Grill, Inc.µ#	339,885
27,165	BRL	Cyrela Brazil Realty, SA Empreendimentos e Participacoes	96,930
3,640	INR	Dixon Technologies India, Ltd.	223,415
790	KRW	Hotel Shilla Company, Ltd.	36,554
25,621	INR	Indian Hotels Company, Ltd.	118,158
45,700	HKD	JD.com, Inc. - Class A	580,991
48,000	HKD	Jiumaojiu International Holdings, Ltd.*	52,230
73,300	INR	Kalyan Jewellers India, Ltd.	254,709
3,025	KRW	Kia Corp.	172,823
33,500	HKD	Li Ning Company, Ltd.µ	102,657
1,110	EUR	LVMH Moet Hennessy Louis Vuitton, SEµ	794,683
10,350	INR	Mahindra & Mahindra, Ltd.	182,058
760		MakeMyTrip, Ltd.µ#	29,435
1,355,400	IDR	Map Aktif Adiperkasa PT	63,568
4,780	HKD	Meituan - Class B*#	67,757
340		MercadoLibre, Inc.µ#	421,852
70,800	IDR	Mitra Adiperkasa Tbk PT	7,735
11,570		NIO, Inc. (ADR)#	84,461
NUMBER OF SHARES			VALUE
11,200	HKD	Prada S.p.A.µ	$67,469
4,871	EUR	Prosus, NVµ#	136,220
6,900	HKD	Samsonite International, SA*µ#	21,370
64,000	HKD	Sands China, Ltd.µ#	172,291
23,500	INR	Tata Motors, Ltd.	177,736
900	JPY	Toyota Boshoku Corp.	15,652
1,405	INR	TVS Motor Company, Ltd.	26,869
14,000	HKD	Wynn Macau, Ltd.µ#	12,398
3,250	HKD	Yum China Holdings, Inc.µ	170,307
23,000	HKD	Zhongsheng Group Holdings, Ltd.µ	53,114
126,020	INR	Zomato, Ltd.#	158,862
			9,912,458
		Consumer Staples (4.9%)
10,300	CHF	Aryzta, AG#	18,878
20,850	GBP	British American Tobacco, PLC	622,840
9,400		Coca-Cola Company	531,006
1,500		Constellation Brands, Inc. - Class Aµ	351,225
1,360		Costco Wholesale Corp.µ	751,318
1,155	PLN	Dino Polska, SA*#	109,442
17,130	MXN	Fomento Economico Mexicano, SAB de CV	193,676
36,700	INR	ITC, Ltd.	188,937
700	JPY	Kobe Bussan Company, Ltd.^	17,324
700	CNY	Kweichow Moutai Company, Ltd. - Class A	161,213
5,900	CHF	Nestle, SAµ	636,248
24,592	BRL	Raia Drogasil, SA	125,844
1,000	JPY	Rohto Pharmaceutical Company, Ltd.	23,331
18,000	JPY	Seven & i Holdings Company, Ltd.	659,497
26,000	HKD	Smoore International Holdings, Ltd.*	20,037
700	JPY	Yamazaki Baking Company, Ltd.	14,801
			4,425,617
		Energy (6.1%)
2,650	CAD	ARC Resources, Ltd.^µ	42,633
73,850	GBP	BP, PLC	450,929
21,400	CAD	Canadian Natural Resources, Ltd.µ	1,358,921
479		Chaparral Energy, Inc. - Class A&#	21,316
131		Chesapeake Energy Corp.^	11,276
8,810		Chevron Corp.µ	1,283,881
3,045		Energy Transfer, LP	40,042
1,815		Enterprise Products Partners, LP	47,263
341		EP Energy Corp.&#	895
11,400		Helmerich & Payne, Inc.^µ	451,098
390		ONEOK, Inc.µ	25,428
46,000	THB	PTT Exploration & Production, PCL	210,089
8,910	INR	Reliance Industries, Ltd.	245,123
15,560	EUR	Saipem S.p.A#	23,711

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
31,700	EUR	Shell, PLC	$1,035,564
8,960		TechnipFMC, PLCµ#	192,819
			5,440,988
		Financials (11.3%)
116,000	HKD	AIA Group, Ltd.µ	1,007,321
3,000		Aon, PLC - Class Aµ	928,200
49,400	BRL	B3, SA - Brasil Bolsa Balcao	108,760
19,180	BRL	Banco BTG Pactual, SA	112,605
413,550	IDR	Bank Central Asia, Tbk PT	227,833
2,048,740	IDR	Bank Mandiri Persero, Tbk PT	731,917
53,325		Bank of America Corp.µ~	1,404,580
2,153	EUR	Bank of Ireland Group, PLCµ	19,295
6,300	JPY	Concordia Financial Group, Ltd.	29,272
29,304	AED	First Abu Dhabi Bank, PJSC	101,176
5,095	KRW	Hana Financial Group, Inc.	148,146
61,838	INR	HDFC Bank, Ltd.	1,096,171
13,320		ICICI Bank, Ltd. (ADR)	295,571
35,025		Itau Unibanco Holding, SA (ADR)^	185,983
1,200	JPY	Japan Exchange Group, Inc.	23,730
3,425		JPMorgan Chase & Company	476,281
42,800	THB	Kasikornbank PCL	156,574
1,170,000	GBP	Lloyds Banking Group, PLCµ	569,438
11,725		Morgan Stanleyµ	830,364
19,100	EUR	National Bank of Greece, SA#	109,392
48,500	HKD	Ping An Insurance Group Company of China, Ltd. - Class Hµ	246,015
5,180	AUD	Steadfast Group, Ltd.µ	17,813
13,950		UBS Group, AG^#	327,267
2,406		Visa, Inc. - Class Aµ	565,651
10,945		Wells Fargo & Companyµ	435,283
			10,154,638
		Health Care (10.2%)
2,100	INR	Apollo Hospitals Enterprise, Ltd.	122,154
6,125	GBP	AstraZeneca, PLCµ	766,872
3,900		Danaher Corp.µ	748,878
1,250	KRW	Dentium Company, Ltd.	101,472
3,900		Eli Lilly & Companyµ	2,160,327
1,005	GBP	Ergomed, PLC#	16,370
6,774	EUR	Gerresheimer, AGµ	631,833
1,310		Humana, Inc.µ	686,034
4,510	BRL	Hypera, SA	27,095
11,130	KRW	Jeisys Medical, Inc.	86,885
28,100		Novo Nordisk, A/S (ADR)	2,713,617
1,605		UnitedHealth Group, Inc.µ	859,574
29,000	HKD	Wuxi Biologics Cayman, Inc.*#	180,314
75	CHF	Ypsomed Holding, AG	20,670
			9,122,095
NUMBER OF SHARES			VALUE
		Industrials (11.6%)
5,700	EUR	Airbus, SEµ	$764,234
4,620	GBP	Ashtead Technology Holdings, PLC^	27,005
1,000	JPY	BayCurrent Consulting, Inc.	25,107
7,450	CAD	Canadian Pacific Kansas City, Ltd.	528,954
2,340	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	59,417
615	EUR	DO & CO, AGµ	71,841
450	JPY	Ebara Corp.µ	19,928
12,120	INR	Hindustan Aeronautics, Ltd.	265,527
8,600	JPY	Hitachi, Ltd.µ	545,125
4,200	JPY	INFRONEER Holdings, Inc.	44,305
18,000	PHP	International Container Terminal Services, Inc.	63,774
500	JPY	Japan Airport Terminal Company, Ltd.µ	21,989
1,300	JPY	Japan Elevator Service Holdings Company, Ltd.	17,228
800	JPY	Keisei Electric Railway Company, Ltd.µ	30,136
20,400	JPY	Komatsu, Ltd.	468,718
500	JPY	Kyudenko Corp.	14,935
6,854	INR	Larsen & Toubro, Ltd.	240,700
1,590	EUR	Leonardo S.p.Aµ	24,029
92,520	GBP	Melrose Industries, PLC	526,788
5,020	SEK	Munters Group, AB*	61,288
8,700	CNY	Ningbo Orient Wires & Cables Company, Ltd. - Class A	50,090
9,050		Quanta Services, Inc.µ	1,512,436
430,000	GBP	Rolls-Royce Holdings, PLCµ#	1,131,856
45,010	BRL	Rumo, SA	199,171
44,100	CNY	Sany Heavy Industry Company, Ltd. - Class A	87,196
6,850	EUR	Schneider Electric, SEµ	1,053,922
14,700	CNY	Shanghai International Airport Company, Ltd. - Class A#	74,781
4,555	INR	Siemens, Ltd.	182,797
1,590	JPY	Sojitz Corp.µ	33,017
803	CAD	Stantec, Inc.µ	49,132
16,450	INR	Titagarh Rail System, Ltd.	150,473
16,500		Vertiv Holdings Companyµ	647,955
5,400	EUR	Vinci, SAµ	597,102
4,950		Waste Management, Inc.µ	813,433
			10,404,389
		Information Technology (22.8%)
2,000		Accenture, PLC - Class Aµ	594,180
13,270	TWD	Accton Technology Corp.	205,609
5,200	JPY	Advantest Corp.	133,945
3,755	TWD	Alchip Technologies, Ltd.	307,971
11,495		Apple, Inc.µ	1,963,001
See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES			VALUE
3,710		ASML Holding, NV (ADR)µ	$2,221,585
322	EUR	BE Semiconductor Industries, NV	33,262
10,000	TWD	E Ink Holdings, Inc.	52,031
108		Fabrinetµ#	16,740
12,700	CNY	Foxconn Industrial Internet Company, Ltd. - Class A	25,588
640	KRW	HPSP Company, Ltd.	14,846
395	JPY	Ibiden Company, Ltd.µ	16,841
4,100	CNY	Iflytek Company, Ltd. - Class A	25,574
3,000	JPY	Keyence Corp.µ	1,161,355
73,000	HKD	Kingdee International Software Group Company, Ltd.µ#	96,861
8,900	KRW	Koh Young Technology, Inc.	72,935
24,220	INR	KPIT Technologies, Ltd.	356,495
5,000	TWD	MediaTek, Inc.	130,497
8,780		Microsoft Corp.^µ	2,968,606
7,500		NVIDIA Corp.µ††	3,058,500
13,200		Oracle Corp.µ	1,364,880
2,000	GBP	Sage Group, PLCµ	23,628
5,480	KRW	Samsung Electronics Company, Ltd.	272,766
400	JPY	SCREEN Holdings Company, Ltd.µ	18,597
2,700	JPY	SHIFT, Inc.^#	489,887
3,010	KRW	SK Hynix, Inc.	261,395
203,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,315,499
6,890		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	594,676
16,300	BRL	TOTVS, SA	81,827
16,000	TWD	Unimicron Technology Corp.	71,359
15,520		Unity Software, Inc.µ#	393,742
24,000	CNY	Venustech Group, Inc. - Class A	85,777
1,900	CNY	Zhongji Innolight Company, Ltd. - Class A	22,889
			20,453,344
		Materials (1.5%)
640	CAD	ERO Copper Corp.µ#	8,686
55,150	AED	Fertiglobe, PLC	48,225
15,350		Freeport-McMoRan, Inc.	518,523
950		Linde, PLC	363,052
5,575	ZAR	Sasol, Ltd.	70,466
955	EUR	SOL S.p.A^	27,483
5,250		Vale, SA (ADR)	71,977
158,000	HKD	Zijin Mining Group Company, Ltd. - Class Hµ	244,412
			1,352,824
		Real Estate (0.8%)
179,500	PHP	Ayala Land, Inc.	88,323
135,770	MXN	Corp. Inmobiliaria Vesta SAB de CV	425,783
NUMBER OF SHARES			VALUE
22,080	INR	DLF, Ltd.	$149,313
6,070	INR	Macrotech Developers, Ltd.*	57,358
4,900	JPY	Mirarth Holdings, Inc.	14,284
135	EUR	VGP, NV	10,990
			746,051
		Special Purpose Acquisition Company (0.0%)
518		Intelsat Emergence, SA&#	12,302
		Utilities (0.6%)
6,836		NextEra Energy, Inc.µ	398,539
1,300		Veralto Corp.#	89,700
			488,239
		TOTAL COMMON STOCKS (Cost $92,865,808)	77,336,265
PREFERRED STOCKS (0.4%)
		Communication Services (0.0%)
530		United States Cellular Corp.µ 5.500%, 06/01/70	7,749
505		5.500%, 03/01/70	7,504
			15,253
		Consumer Discretionary (0.1%)
305		Guitar Center, Inc.&#	32,177
		Energy (0.1%)
1,325		NuStar Energy, LP‡ 11.315% 3 mo. USD LIBOR + 5.64%	33,257
325		NuStar Energy, LP‡ 12.438% 3 mo. USD LIBOR + 6.77%	8,278
2,270		NuStar Logistics, LP‡ 12.390%, 01/15/43 3 mo. USD Term SOFR + 7.00%	58,975
			100,510
		Industrials (0.2%)
72,370	BRL	Randon, SA Implementos e Participacoes‡	156,604
		TOTAL PREFERRED STOCKS (Cost $332,524)	304,544
EXCHANGE-TRADED FUNDS (1.3%)
		Other (1.3%)
45,865		Invesco Senior Loan ETF^	953,992
6,150		iShares MSCI Saudi Arabia ETF^	233,024
		TOTAL EXCHANGE-TRADED FUNDS (Cost $1,322,412)	1,187,016
CONVERTIBLE PREFERRED STOCKS (1.5%)
		Energy (0.0%)
1		Gulfport Energy Corp.&# 10.000%,15.000% PIK rate	8,875

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
	Financials (1.1%)
21,400	Apollo Global Management, Inc. 6.750%, 07/31/26	$1,029,554
	Utilities (0.4%)
8,700	NextEra Energy, Inc.^ 6.926%, 09/01/25	326,598
	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $1,532,459)	1,365,027
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (0.4%)#
	Communication Services (0.0%)
28	Baidu, Inc.
294,000	Call, 12/15/23, Strike $160.00	336
	Consumer Discretionary (0.0%)
120	Alibaba Group Holding, Ltd.
990,480	Call, 11/17/23, Strike $100.00	1,260
585	Arcos Dorados Holdings, Inc.
527,670	Call, 11/17/23, Strike $12.50	1,463
150	Li Auto, Inc.
507,150	Call, 12/15/23, Strike $45.00	4,125
		6,848
	Health Care (0.0%)
135	Inmode, Ltd.
257,850	Call, 01/19/24, Strike $47.50	1,013
	Industrials (0.1%)
230	Parsons Corp.
1,300,650	Call, 01/19/24, Strike $60.00	38,525
	Information Technology (0.0%)
8	NVIDIA Corp.
326,240	Call, 01/19/24, Strike $425.00	25,200
	Materials (0.0%)
435	Cemex, Sab De CV
259,695	Call, 01/19/24, Strike $8.00	2,175
	Other (0.3%)
345	ICICI Bank, Ltd.
765,555	Call, 01/19/24, Strike $24.00	9,487
595	Invesco QQQ Trust Series 1
20,879,740	Put, 11/17/23, Strike $330.00	84,787
700	iShares MSCI EAFE ETF
4,683,700	Put, 12/15/23, Strike $60.00	12,950
500	iShares MSCI Emerging Markets
1,835,000	Put, 11/17/23, Strike $37.00	35,000
432	iShares MSCI India ETF
1,867,968	Put, 12/15/23, Strike $44.00	47,520
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
23	iShares MSCI India Small-Cap ETF
142,416	Put, 02/16/24, Strike $62.00	$5,175
285	iShares MSCI South Korea ETF
1,565,790	Call, 01/19/24, Strike $71.00	3,563
100	KE Holdings, Inc.
147,100	Call, 01/19/24, Strike $19.85	2,550
660	KraneShares CSI China Internet ETF
1,719,300	Call, 11/17/23, Strike $30.00	4,290
198	Petroleo Brasileiro, SA
297,000	Call, 01/19/24, Strike $14.00	25,938
220	SPDR S&P 500 ETF Trust
9,200,400	Put, 12/15/23, Strike $360.00	15,510
144	Trip.com Group, Ltd.
489,600	Call, 01/19/24, Strike $44.00	3,600
		250,370
	TOTAL PURCHASED OPTIONS (Cost $2,312,140)	324,467
	TOTAL INVESTMENTS (148.2%) (Cost $156,252,393)	132,749,523
MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-19.0%)		(17,000,000)
LIABILITIES, LESS OTHER ASSETS (-29.2%)		(26,170,328)
NET ASSETS (100.0%)		$89,579,195
WRITTEN OPTIONS (0.0%)#
	Consumer Discretionary (0.0%)
1	Chipotle Mexican Grill, Inc.
194,220	Call, 01/19/24, Strike $2,040.00	$(5,360)
	Health Care (0.0%)
13	Humana, Inc.
680,797	Call, 01/19/24, Strike $530.00	(31,005)
	TOTAL WRITTEN OPTIONS (Premium $19,191)	$(36,365)

See accompanying Notes to Schedule of Investments

www.calamos.com

Global Total Return Fund Schedule of Investments October 31, 2023

NOTES TO SCHEDULE OF INVESTMENTS

* Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

@ In default status and considered non-income producing.

& Illiquid security.

^ Security, or portion of security, is on loan.

‡ Variable rate security. The rate shown is the rate in effect at October 31, 2023.

‡‡ Perpetual maturity.

µ Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $48,340,630.

¡ Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

! This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

# Non-income producing security.

~ Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $1,023,063.

†† Security or a portion of the security purchased on a delayed delivery or when-issued basis.

FOREIGN CURRENCY ABBREVIATIONS

AED UAE Dirham

AUD Australian Dollar

BRL Brazilian Real

CAD Canadian Dollar

CHF Swiss Franc

CNY Chinese Yuan Renminbi

EUR European Monetary Unit

GBP British Pound Sterling

HKD Hong Kong Dollar

IDR Indonesian Rupiah

INR Indian Rupee

JPY Japanese Yen

KRW South Korean Won

MXN Mexican Peso

PHP Philippine Peso

PLN Polish Zloty

SEK Swedish Krona

THB Thai Baht

TWD New Taiwan Dollar

ZAR South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE
OCTOBER 31, 2023

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$86,727,297	65.3%
European Monetary Unit	11,963,813	9.0%
Hong Kong Dollar	6,977,316	5.3%
British Pound Sterling	4,662,319	3.5%
Japanese Yen	4,504,054	3.4%
Indian Rupee	4,253,323	3.2%
New Taiwan Dollar	4,082,966	3.1%
Canadian Dollar	2,570,732	1.9%
South Korean Won	1,167,822	0.9%
Indonesian Rupiah	1,031,053	0.8%
Brazilian Real	920,128	0.7%
Chinese Yuan Renminbi	777,187	0.6%
Mexican Peso	771,640	0.6%
Swiss Franc	675,796	0.5%
Australian Dollar	574,123	0.4%
Thai Baht	366,663	0.3%
UAE Dirham	233,011	0.2%
Philippine Peso	174,270	0.1%
Polish Zloty	147,891	0.1%
South African Rand	70,466	0.1%
Swedish Krona	61,288	—%
Total Investments Net of Written Options	$132,713,158	100.0%

Currency exposure may vary over time.

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Global Total Return Fund Schedule of Investments October 31, 2023

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2023 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$13,697,472	$—	$13,697,472
Convertible Bonds	—	28,854,157	—	28,854,157
Bank Loans	—	9,680,574	—	9,680,574
Warrants	—	1	—	1
Common Stocks	46,365,455	30,970,810	—	77,336,265
Preferred Stocks	264,618	39,926	—	304,544
Exchange-Traded Funds	1,187,016	—	—	1,187,016
Convertible Preferred Stocks	1,356,152	8,875	—	1,365,027
Purchased Options	324,467	—	—	324,467
Total	$49,497,708	$83,251,815	$—	$132,749,523
Liabilities:
Written Options	$36,365	$—	$—	$36,365
Total	$36,365	$—	$—	$36,365

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
ASSET BACKED SECURITY (0.0%)
	Other (0.0%)
145,000	SVC ABS, LLC Series 2023-1A, Class C*~ 6.700%, 02/20/53 (Cost $133,404)	$128,456
CORPORATE BONDS (33.6%)
	Airlines (0.3%)
34,668	Air Canada Pass Through Trust Series 2015-2, Class B*~ 5.000%, 06/15/25	34,496
172,088	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	161,301
80,546	Alaska Airlines Pass Through Trust Series 2020-1, Class B*~ 8.000%, 02/15/27	80,397
203,840	American Airlines Pass Through Trust Series 2021-1, Class Bµ 3.950%, 01/11/32	173,853
120,000	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*~ 5.500%, 04/20/26	116,736
188,396	British Airways Pass Through Trust Series 2021-1, Class B*~ 3.900%, 03/15/33	163,697
187,745	JetBlue Pass Through Trust Series 2020-1, Class B~ 7.750%, 05/15/30	186,669
130,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.*~ 8.000%, 09/20/25	96,537
		1,013,686
	Communication Services (2.3%)
200,000	Altice France Holding, SA* 10.500%, 05/15/27	110,264
225,000	Altice France, SA*~ 5.500%, 10/15/29	155,819
225,000	APi Group DE, Inc.*µ 4.750%, 10/15/29	194,022
290,000	Arrow Bidco, LLC* 9.500%, 03/15/24	293,880
200,000	Ashtead Capital, Inc.*µ 2.450%, 08/12/31	147,536
	Audacy Capital Corp.*
231,000	6.750%, 03/31/29	3,754
91,000	6.500%, 05/01/27	1,365
162,000	Cincinnati Bell Telephone Company, LLC~ 6.300%, 12/01/28	131,095
180,000	Clear Channel Outdoor Holdings, Inc.*µ 9.000%, 09/15/28	175,527
285,000	Consolidated Communications, Inc.*µ^ 6.500%, 10/01/28	226,196
PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
285,000	5.375%, 02/01/28µ	$227,253
240,000	5.500%, 04/15/27µ	200,621
215,000	4.500%, 11/15/31~	142,231
200,000	5.750%, 01/15/30~	105,430
200,000	4.625%, 12/01/30~	101,590
	Diamond Sports Group, LLC / Diamond Sports Finance Company*@
150,000	6.625%, 08/15/27	1,902
115,000	5.375%, 08/15/26	1,410
474,000	Directv Financing, LLC / Directv Financing Co-Obligor, Inc.*~ 5.875%, 08/15/27	415,414
195,000	Frontier California, Inc.µ 6.750%, 05/15/27	180,047
	Frontier Communications Holdings, LLC*µ
123,000	5.000%, 05/01/28	106,750
48,000	8.750%, 05/15/30	45,789
202,000	Frontier Florida, LLCµ@ 6.860%, 02/01/28	185,953
280,000	Frontier North, Inc.µ@ 6.730%, 02/15/28	259,748
165,000	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*~ 3.500%, 03/01/29	139,456
	iHeartCommunications, Inc.
70,000	8.375%, 05/01/27^	42,963
70,000	5.250%, 08/15/27*	51,381
145,000	Intelsat Jackson Holdings, SA*@ 0.000%, 07/15/25	—
230,000	LCPR Senior Secured Financing DAC*µ 6.750%, 10/15/27	208,408
151,589	Ligado Networks, LLC* 15.500%, 11/01/23 PIK rate	38,210
	Lumen Technologies, Inc.
135,000	7.600%, 09/15/39	36,739
90,000	4.000%, 02/15/27*	61,536
45,000	7.650%, 03/15/42	12,120
95,000	Match Group Holdings II, LLC*~ 3.625%, 10/01/31	73,555
160,000	Nexstar Media, Inc.*µ 5.625%, 07/15/27	144,077
	Paramount Global
711,000	6.375%, 03/30/62~‡ 5 year CMT + 4.00%	521,490
270,000	4.900%, 08/15/44	170,084
63,000	Qwest Corp.µ 7.250%, 09/15/25	60,499
595,000	Rogers Communications, Inc.*~‡ 5.250%, 03/15/82 5 year CMT + 3.59%	524,552
	Scripps Escrow II, Inc.*
95,000	3.875%, 01/15/29~	72,160
48,000	5.375%, 01/15/31	29,827

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
195,000	Scripps Escrow, Inc.*µ 5.875%, 07/15/27	$145,969
	Sirius XM Radio, Inc.*
195,000	5.500%, 07/01/29µ	172,953
185,000	4.000%, 07/15/28~	157,402
90,000	3.125%, 09/01/26~	80,864
48,000	3.875%, 09/01/31~	36,155
175,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	109,058
165,000	Sprint, LLCµ 7.125%, 06/15/24	165,939
210,000	Stagwell Global, LLC*µ 5.625%, 08/15/29	173,746
190,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	113,764
70,000	Time Warner Cable, LLC 7.300%, 07/01/38	65,566
230,000	United States Cellular Corp.~ 6.700%, 12/15/33	219,041
70,000	Univision Communications, Inc.*µ 8.000%, 08/15/28	66,340
90,000	Viasat, Inc.*µ 5.625%, 04/15/27	78,745
395,000	Vodafone Group, PLC~‡ 7.000%, 04/04/79 U.S. 5 yr Swap + 4.87%	382,680
		7,568,875
	Consumer Discretionary (4.1%)
228,000	Abercrombie & Fitch Management Company*~ 8.750%, 07/15/25	231,803
185,000	Adams Homes, Inc.*µ 9.250%, 10/15/28	181,596
230,000	Adient Global Holdings Company*µ 8.250%, 04/15/31	225,069
156,000	American Axle & Manufacturing, Inc.µ 6.875%, 07/01/28	139,037
	Ashton Woods USA, LLC / Ashton Woods Finance Company*µ
167,000	4.625%, 08/01/29	135,729
149,000	6.625%, 01/15/28	136,751
217,000	At Home Group, Inc.* 4.875%, 07/15/28	75,408
	Bath & Body Works, Inc.µ
254,000	6.694%, 01/15/27	246,159
235,000	6.875%, 11/01/35	207,714
200,000	Benteler International AG*~ 10.500%, 05/15/28	202,226
	Caesars Entertainment, Inc.*
118,000	4.625%, 10/15/29µ	97,148
93,000	8.125%, 07/01/27~	92,195
PRINCIPAL AMOUNT		VALUE
	Carnival Corp.*
185,000	6.000%, 05/01/29µ	$156,466
92,000	7.625%, 03/01/26	89,508
89,000	4.000%, 08/01/28	77,539
12,000	7.000%, 08/15/29~	11,789
230,000	Carriage Services, Inc.*µ 4.250%, 05/15/29	188,354
	Carvana Company*
39,000	14.000%, 06/01/31	29,351
33,000	13.000%, 06/01/30	24,765
22,000	12.000%, 12/01/28	16,476
	CCO Holdings, LLC / CCO Holdings Capital Corp.*µ
750,000	4.750%, 03/01/30	619,560
250,000	4.500%, 08/15/30	200,930
220,000	6.375%, 09/01/29	202,268
186,000	4.250%, 02/01/31	144,920
96,000	4.750%, 02/01/32	75,042
96,000	CDI Escrow Issuer, Inc.*µ 5.750%, 04/01/30	86,029
115,000	Cedar Fair, LP^ 5.250%, 07/15/29	99,462
92,000	Churchill Downs, Inc.*µ 6.750%, 05/01/31	86,015
	Dana, Inc.µ
155,000	4.250%, 09/01/30	123,335
140,000	4.500%, 02/15/32	109,729
	DISH DBS Corp.
230,000	5.250%, 12/01/26*µ	186,063
180,000	7.750%, 07/01/26	120,785
120,000	7.375%, 07/01/28~	67,656
95,000	5.125%, 06/01/29	49,026
186,000	DISH Network Corp.*µ 11.750%, 11/15/27	184,391
200,000	Empire Resorts, Inc.*µ 7.750%, 11/01/26	163,786
204,000	Everi Holdings, Inc.*µ 5.000%, 07/15/29	171,597
190,000	Ford Motor Company~^ 6.100%, 08/19/32	175,902
	Ford Motor Credit Company, LLC
300,000	4.000%, 11/13/30~	247,374
270,000	5.113%, 05/03/29µ	245,219
235,000	7.200%, 06/10/30~	234,734
200,000	7.350%, 03/06/30~	201,228
200,000	7.350%, 11/04/27	202,608
71,000	Gap, Inc.*µ 3.875%, 10/01/31	51,222
90,000	General Motors Companyµ 5.200%, 04/01/45	66,713
	General Motors Financial Company, Inc.‡
765,000	5.700%, 09/30/30~^ 5 year CMT + 5.00%	647,274
395,000	6.500%, 09/30/28µ 3 mo. USD LIBOR + 3.44%	324,808

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	goeasy, Ltd.*
325,000	5.375%, 12/01/24~	$319,433
177,000	4.375%, 05/01/26	160,442
100,000	Goodyear Tire & Rubber Company^ 5.250%, 07/15/31	81,562
79,000	Group 1 Automotive, Inc.*~ 4.000%, 08/15/28	68,281
193,000	Guitar Center, Inc.*^ 8.500%, 01/15/26	163,118
53,949	JetBlue Pass Through Trust Series 2019-2, Class B 8.000%, 11/15/27	54,310
160,000	Kohl's Corp. 5.550%, 07/17/45	92,506
185,000	LCM Investments Holdings II, LLC*µ 8.250%, 08/01/31	177,310
190,000	Liberty Interactive, LLC~ 8.250%, 02/01/30	50,056
	Life Time, Inc.*
179,000	8.000%, 04/15/26~	174,938
100,000	5.750%, 01/15/26µ	96,986
90,000	Light & Wonder International, Inc.*µ 7.500%, 09/01/31	88,029
70,000	Lindblad Expeditions Holdings, Inc.*µ 9.000%, 05/15/28	68,621
123,000	Lindblad Expeditions, LLC*µ 6.750%, 02/15/27	111,841
125,000	M/I Homes, Inc. 3.950%, 02/15/30	100,024
	Macy's Retail Holdings, LLC
320,000	6.700%, 07/15/34*~	246,742
90,000	4.300%, 02/15/43	49,387
225,000	Mclaren Finance, PLC*µ 7.500%, 08/01/26	194,254
242,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.*µ 4.875%, 05/01/29	202,014
110,000	Newell Brands, Inc.µ 5.200%, 04/01/26	103,903
	Nordstrom, Inc.
90,000	5.000%, 01/15/44~	54,197
86,000	4.250%, 08/01/31	63,048
215,000	PENN Entertainment, Inc.*^ 4.125%, 07/01/29	167,197
250,000	PetSmart, Inc. / PetSmart Finance Corp.*µ 4.750%, 02/15/28	221,408
265,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.*~ 5.625%, 09/01/29	186,504
473,000	Rite Aid Corp.*~@ 8.000%, 11/15/26	328,919
92,000	Royal Caribbean Cruises, Ltd.*µ 7.250%, 01/15/30	91,014
PRINCIPAL AMOUNT		VALUE
270,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed*µ 4.625%, 03/01/29	$219,559
365,000	Six Flags Entertainment Corp.*~ 7.250%, 05/15/31	336,242
212,000	Sonic Automotive, Inc.*~^ 4.625%, 11/15/29	176,791
147,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.*µ 4.875%, 11/01/27	131,643
450,000	Station Casinos, LLC*µ 4.500%, 02/15/28	389,074
212,000	Taylor Morrison Communities, Inc.*µ 5.750%, 01/15/28	193,113
45,000	Viking Cruises, Ltd.*µ 9.125%, 07/15/31	44,271
220,000	Vista Outdoor, Inc.*µ 4.500%, 03/15/29	204,952
90,000	Windsor Holdings III, LLC*µ 8.500%, 06/15/30	88,353
175,000	ZF North America Capital, Inc.*~ 7.125%, 04/14/30	170,328
		13,323,129
	Consumer Staples (0.8%)
179,000	1375209 B.C., Ltd.*~ 9.000%, 01/30/28	174,027
180,000	B&G Foods, Inc.*µ 8.000%, 09/15/28	175,723
218,000	Central Garden & Pet Company*µ 4.125%, 04/30/31	174,237
213,000	Edgewell Personal Care Company* 4.125%, 04/01/29	179,118
	Energizer Holdings, Inc.*µ
263,000	4.375%, 03/31/29	216,539
48,000	6.500%, 12/31/27	45,097
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.µ
280,000	5.500%, 01/15/30	256,180
120,000	5.125%, 02/01/28	112,703
70,000	5.750%, 04/01/33	61,633
395,000	Land O' Lakes, Inc.*µ 7.000%, 09/18/28	297,435
191,000	Performance Food Group, Inc.*µ 4.250%, 08/01/29	162,073
140,000	Pilgrim's Pride Corp. 4.250%, 04/15/31	115,672
182,000	Prestige Brands, Inc.*µ 3.750%, 04/01/31	145,087
155,000	United Natural Foods, Inc.* 6.750%, 10/15/28	121,298

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
293,000	Vector Group, Ltd.*~ 5.750%, 02/01/29	$248,795
90,000	Williams Scotsman, Inc.*µ 7.375%, 10/01/31	88,869
		2,574,486
	Energy (3.3%)
190,000	Antero Resources Corp.*~ 5.375%, 03/01/30	173,668
192,000	Apache Corp.~ 5.100%, 09/01/40	149,487
	Buckeye Partners, LPµ
205,000	3.950%, 12/01/26	187,101
135,000	5.850%, 11/15/43	95,615
270,000	Callon Petroleum Company*~ 7.500%, 06/15/30	261,733
96,000	Cheniere Energy, Inc.µ 4.625%, 10/15/28	87,763
139,000	Chesapeake Energy Corp.*~ 6.750%, 04/15/29	136,391
256,000	Civitas Resources, Inc.*µ 8.750%, 07/01/31	258,691
	Continental Resources, Inc.*µ
135,000	2.875%, 04/01/32	100,007
95,000	5.750%, 01/15/31	88,188
150,000	DT Midstream, Inc.*~ 4.125%, 06/15/29	129,174
	Earthstone Energy Holdings, LLC*µ
181,000	8.000%, 04/15/27	183,746
70,000	9.875%, 07/15/31	75,538
	Enbridge, Inc.µ
945,000	7.375%, 01/15/83 5 year CMT + 3.71%	879,389
920,000	5.750%, 07/15/80‡ 5 year CMT + 5.31%	767,298
	Energy Transfer, LP‡
560,000	6.500%, 11/15/26~ 5 year CMT + 5.69%	508,900
125,000	8.656%, 11/01/66µ 3 mo. SOFR + 3.28%	102,200
	EnLink Midstream Partners, LPµ
835,000	9.780%, 12/01/23‡ 3 mo. SOFR + 4.37%	745,663
205,000	4.850%, 07/15/26	193,834
113,000	Enlink Midstream, LLC* 6.500%, 09/01/30	108,643
	Enterprise Products Operating, LLCµ‡
205,000	5.250%, 08/16/77 3 mo. SOFR + 3.29%	176,542
185,000	8.619%, 08/16/77 3 mo. SOFR + 3.25%	181,313
310,000	EQM Midstream Partners, LP*~ 7.500%, 06/01/27	308,190
PRINCIPAL AMOUNT		VALUE
196,000	Genesis Energy, LP / Genesis Energy Finance Corp.µ 8.875%, 04/15/30	$190,577
255,000	Gulfport Energy Corp.*µ 8.000%, 05/17/26	255,107
265,000	Hilcorp Energy I, LP / Hilcorp Finance Company*µ 6.000%, 04/15/30	235,630
144,000	Howard Midstream Energy Partners, LLC*µ 6.750%, 01/15/27	136,947
186,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*µ 6.000%, 08/01/26	177,961
	Moss Creek Resources Holdings, Inc.*µ
75,000	7.500%, 01/15/26	71,794
70,000	10.500%, 05/15/27	69,282
135,000	Nabors Industries, Inc.*µ 7.375%, 05/15/27	126,419
135,000	Nabors Industries, Ltd.*µ 7.500%, 01/15/28	119,291
	New Fortress Energy, Inc.*µ
180,000	6.750%, 09/15/25	167,515
96,000	6.500%, 09/30/26	86,063
91,000	Oceaneering International, Inc.* 6.000%, 02/01/28	83,450
200,000	Parkland Corp.*~ 5.875%, 07/15/27	192,330
99,000	Patterson-UTI Energy, Inc.µ 5.150%, 11/15/29	88,443
46,000	Permian Resources Operating LLC*µ 7.000%, 01/15/32	45,011
750,000	Plains All American Pipeline, LPµ‡ 9.736%, 12/01/23 3 mo. SOFR + 4.37%	707,955
265,000	Rockcliff Energy II, LLC*µ 5.500%, 10/15/29	240,530
	Southwestern Energy Company~
98,000	4.750%, 02/01/32	84,374
90,000	5.375%, 02/01/29	83,379
48,000	Sunoco, LP / Sunoco Finance Corp.~ 4.500%, 04/30/30	41,300
261,250	Transocean, Inc.*µ 8.750%, 02/15/30	261,038
	Venture Global Calcasieu Pass, LLC*
115,000	6.250%, 01/15/30	108,562
45,000	4.125%, 08/15/31~	36,377
45,000	3.875%, 08/15/29~	37,694
	Venture Global LNG, Inc.*µ
230,000	8.375%, 06/01/31	219,650
140,000	8.125%, 06/01/28	136,027
90,000	9.875%, 02/01/32	91,338
45,000	9.500%, 02/01/29	45,676

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Vital Energy, Inc.µ
174,000	9.500%, 01/15/25	$174,943
115,000	7.750%, 07/31/29*	103,937
23,000	9.750%, 10/15/30	22,557
280,000	VOC Escrow, Ltd.*µ 5.000%, 02/15/28	252,580
235,000	Weatherford International, Ltd.*µ 8.625%, 04/30/30	237,825
		10,830,636
	Financials (14.2%)
251,000	Acrisure, LLC / Acrisure Finance, Inc.*µ 7.000%, 11/15/25	243,852
286,000	Aethon United BR, LP / Aethon United Finance Corp.*µ 8.250%, 02/15/26	284,401
293,000	AG Issuer, LLC*µ 6.250%, 03/01/28	271,517
605,000	Aircastle, Ltd.*~‡ 5.250%, 06/15/26 5 year CMT + 4.41%	479,789
315,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*µ 6.750%, 10/15/27	287,746
360,000	Allstate Corp.µ‡ 8.564%, 08/15/53 3 mo. SOFR + 3.20%	355,446
	Ally Financial, Inc.~
1,236,000	4.700%, 05/15/26‡ 5 year CMT + 3.87%	807,639
935,000	4.700%, 05/15/28 7 year CMT + 3.48%	547,078
685,000	American International Group, Inc.µ‡ 5.750%, 04/01/48 3 mo. USD LIBOR + 2.87%	624,672
379,000	AmWINS Group, Inc.*µ 4.875%, 06/30/29	325,349
1,160,000	Ares Finance Company III, LLC*µ‡ 4.125%, 06/30/51 5 year CMT + 3.24%	873,805
208,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	182,820
75,000	Avolon Holdings Funding, Ltd.*µ 5.500%, 01/15/26	72,290
835,000	AXIS Specialty Finance, LLCµ‡ 4.900%, 01/15/40 5 year CMT + 3.19%	670,705
	Bank of America Corp.µ‡
1,091,000	6.125%, 04/27/27 5 year CMT + 3.23%	1,030,471
340,000	5.125%, 06/20/24 3 mo. SOFR + 3.55%	332,071
330,000	6.250%, 09/05/24 3 mo. SOFR + 3.97%	325,258
330,000	6.100%, 03/17/25 3 mo. SOFR + 4.16%	318,820
PRINCIPAL AMOUNT		VALUE
405,000	Bank of Montrealµ‡ 4.800%, 08/25/24 5 year CMT + 2.98%	$362,402
1,560,000	Bank of New York Mellon Corp.µ‡ 4.700%, 09/20/25 5 year CMT + 4.36%	1,477,538
670,000	Bank of Nova Scotiaµ‡ 3.625%, 10/27/81 5 year CMT + 2.61%	472,095
	BP Capital Markets, PLCµ‡
680,000	4.875%, 03/22/30 5 year CMT + 4.40%	592,124
675,000	4.375%, 06/22/25 5 year CMT + 4.04%	642,870
375,000	BroadStreet Partners, Inc.*µ 5.875%, 04/15/29	327,217
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*µ
170,000	4.500%, 04/01/27	141,868
116,000	5.750%, 05/15/26	106,389
200,000	Burford Capital Global Financial, LLC* 6.875%, 04/15/30	181,068
1,098,000	Capital One Financial Corp.~^‡ 3.950%, 09/01/26 5 year CMT + 3.16%	768,743
	Charles Schwab Corp.‡
675,000	5.375%, 06/01/25µ 5 year CMT + 4.97%	644,713
433,000	4.000%, 12/01/30~ 10 year CMT + 3.08%	296,181
320,000	4.000%, 06/01/26µ 5 year CMT + 3.17%	254,538
	Citigroup, Inc.‡
1,141,000	3.875%, 02/18/26~ 5 year CMT + 3.42%	957,984
445,000	4.000%, 12/10/25~ 5 year CMT + 3.60%	382,882
395,000	4.150%, 11/15/26~ 5 year CMT + 3.00%	308,159
350,000	7.625%, 11/15/28~ 5 year CMT + 3.21%	337,757
335,000	5.950%, 05/15/25µ 3 mo. SOFR + 4.17%	317,295
	Citizens Financial Group, Inc.‡
1,115,000	4.000%, 10/06/26~ 5 year CMT + 3.22%	757,743
365,000	5.650%, 10/06/25µ 5 year CMT + 5.31%	316,608
365,000	Corebridge Financial, Inc.µ‡ 6.875%, 12/15/52 5 year CMT + 3.85%	338,683
	Credit Acceptance Corp.
285,000	6.625%, 03/15/26~	271,651
161,000	5.125%, 12/31/24*µ	155,882

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
180,000	Cushman & Wakefield U.S. Borrower LLC* 8.875%, 09/01/31	$171,018
500,000	Depository Trust & Clearing Corp.*µ‡ 3.375%, 06/20/26 5 year CMT + 2.61%	373,115
	Discover Financial Services~‡
660,000	6.125%, 06/23/25 5 year CMT + 5.78%	610,757
650,000	5.500%, 10/30/27 3 mo. SOFR + 3.34%	437,658
241,000	Enact Holdings, Inc.*µ 6.500%, 08/15/25	237,363
635,000	Enstar Finance, LLCµ‡ 5.500%, 01/15/42 5 year CMT + 4.01%	508,057
1,500,000	Fifth Third Bancorp~‡ 4.500%, 09/30/25 5 year CMT + 4.22%	1,276,935
160,000	First Citizens BancShares, Inc.‡ 9.643%, 01/04/27 3 mo. SOFR + 4.23%	163,286
275,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP*~ 3.750%, 12/15/27	208,868
	Goldman Sachs Group, Inc.‡
1,180,000	4.400%, 02/10/25µ 5 year CMT + 2.85%	986,716
442,000	4.125%, 11/10/26~ 5 year CMT + 2.95%	351,417
351,000	7.500%, 02/10/29~ 5 year CMT + 3.16%	343,952
200,000	GTCR W-2 Merger Sub, LLC* 7.500%, 01/15/31	197,438
	HUB International, Ltd.*µ
276,000	5.625%, 12/01/29	238,263
139,000	7.000%, 05/01/26	135,572
	Huntington Bancshares, Inc.‡
940,000	4.450%, 10/15/27~ 7 year CMT + 4.05%	703,816
505,000	5.625%, 07/15/30µ 10 year CMT + 4.95%	394,289
144,000	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.~ 4.375%, 02/01/29	111,735
510,000	ILFC E-Capital Trust II*~‡ 7.459%, 12/21/65 3 mo. SOFR + 2.06%	383,607
	Iron Mountain, Inc.*
380,000	5.250%, 03/15/28µ	348,164
45,000	7.000%, 02/15/29	43,706
525,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*µ 5.000%, 08/15/28	421,129
PRINCIPAL AMOUNT		VALUE
	JPMorgan Chase & Companyµ‡
2,840,000	3.650%, 06/01/26 5 year CMT + 2.85%	$2,467,562
330,000	6.125%, 04/30/24 3 mo. SOFR + 3.59%	328,152
430,000	KeyCorp~‡ 5.000%, 09/15/26 3 mo. SOFR + 3.87%	288,375
	Ladder Capital Finance Holdings, LLLP / Ladder Capital Finance Corp.*
379,000	5.250%, 10/01/25µ	361,339
95,000	4.750%, 06/15/29~	76,682
175,000	LD Holdings Group, LLC* 6.125%, 04/01/28	98,061
	Level 3 Financing, Inc.*
200,000	4.250%, 07/01/28~	113,258
153,000	3.400%, 03/01/27^	142,366
90,000	4.625%, 09/15/27	60,742
1,085,000	Liberty Mutual Group, Inc.*µ‡ 4.125%, 12/15/51 5 year CMT + 3.32%	864,658
139,000	LPL Holdings, Inc.*µ 4.000%, 03/15/29	119,591
	M&T Bank Corp.µ‡
355,000	6.450%, 02/15/24 3 mo. SOFR + 3.87%	333,995
200,000	5.125%, 11/01/26 3 mo. USD LIBOR + 3.52%	151,766
200,000	5.000%, 08/01/24 5 year CMT + 3.17%	159,938
185,000	Macquarie Airfinance Holdings, Ltd.*µ 8.125%, 03/30/29	182,467
670,000	Markel Corp.µ‡ 6.000%, 06/01/25 5 year CMT + 5.66%	645,746
	MetLife, Inc.µ
792,000	6.400%, 12/15/66	744,076
605,000	3.850%, 09/15/25‡ 5 year CMT + 3.58%	550,260
255,000	Nationstar Mortgage Holdings, Inc.*µ 5.500%, 08/15/28	225,966
	Navient Corp.µ
197,000	5.000%, 03/15/27	173,750
100,000	4.875%, 03/15/28	82,967
220,000	Necessity Retail REIT, Inc. / American Finance Operating Partner, LP*~ 4.500%, 09/30/28	164,923
545,000	Northern Trust Corp.µ‡ 4.600%, 10/01/26 3 mo. SOFR + 3.46%	479,039
	OneMain Finance Corp.
130,000	9.000%, 01/15/29~	127,110
130,000	3.875%, 09/15/28~	103,533
95,000	7.125%, 03/15/26µ	92,462

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
98,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*µ 5.875%, 10/01/28	$88,499
1,148,000	PartnerRe Finance B, LLCµ‡ 4.500%, 10/01/50 5 year CMT + 3.82%	945,470
295,000	PHH Mortgage Corp.*µ 7.875%, 03/15/26	255,827
	PNC Financial Services Group, Inc.µ‡
735,000	3.400%, 09/15/26 5 year CMT + 2.60%	530,075
375,000	6.000%, 05/15/27 5 year CMT + 3.00%	315,806
360,000	6.200%, 09/15/27 5 year CMT + 3.24%	321,700
650,000	Progressive Corp.µ‡ 8.210%, 12/01/23 3 mo. USD LIBOR + 2.54%	640,770
785,000	QBE Insurance Group, Ltd.*µ‡ 5.875%, 05/12/25 5 year CMT + 5.51%	751,104
220,000	RHP Hotel Properties, LP / RHP Finance Corp.*µ 4.500%, 02/15/29	187,539
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*~
85,000	3.875%, 03/01/31	65,790
85,000	3.625%, 03/01/29	69,190
45,000	2.875%, 10/15/26	39,301
199,000	StoneX Group, Inc.*µ 8.625%, 06/15/25	200,192
	Truist Financial Corp.µ‡
700,000	4.800%, 09/01/24 5 year CMT + 3.00%	575,890
685,000	4.950%, 09/01/25 5 year CMT + 4.61%	622,268
256,000	5.100%, 03/01/30 10 year CMT + 4.35%	205,212
765,000	U.S. Bancorpµ‡ 5.300%, 04/15/27 3 mo. SOFR + 3.18%	602,766
	United Wholesale Mortgage, LLC*~
221,000	5.500%, 04/15/29	185,141
90,000	5.750%, 06/15/27	82,128
	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC*
93,000	10.500%, 02/15/28µ	89,673
90,000	6.500%, 02/15/29~	58,525
210,000	VZ Secured Financing, BV*µ 5.000%, 01/15/32	160,035
	Wells Fargo & Company~‡
1,480,000	3.900%, 03/15/26 5 year CMT + 3.45%	1,286,608
PRINCIPAL AMOUNT		VALUE
1,340,000	7.625%, 09/15/28 5 year CMT + 3.61%	$1,346,606
208,000	XHR, LP*µ 6.375%, 08/15/25	202,998
		46,060,877
	Health Care (1.0%)
	Bausch Health Companies, Inc.*
318,000	11.000%, 09/30/28	194,667
72,000	6.125%, 02/01/27	40,226
62,000	14.000%, 10/15/30	34,155
	CHS/Community Health Systems, Inc.*
377,000	6.125%, 04/01/30~	146,547
210,000	8.000%, 03/15/26µ	192,276
108,000	6.875%, 04/15/29~	44,583
24,000	5.250%, 05/15/30µ	17,063
	DaVita, Inc.*µ
372,000	4.625%, 06/01/30	291,875
222,000	3.750%, 02/15/31	159,827
	Embecta Corp.*µ
144,000	5.000%, 02/15/30	114,463
48,000	6.750%, 02/15/30	39,815
	Encompass Health Corp.µ
100,000	4.750%, 02/01/30	86,808
100,000	4.500%, 02/01/28	90,242
200,000	Jazz Securities DAC*~ 4.375%, 01/15/29	173,966
	Medline Borrower, LP*µ
233,000	5.250%, 10/01/29	198,577
230,000	3.875%, 04/01/29	194,293
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*
350,000	5.125%, 04/30/31µ	274,148
200,000	4.125%, 04/30/28~	173,086
470,000	Tenet Healthcare Corp.µ 6.875%, 11/15/31	434,191
	Teva Pharmaceutical Finance Netherlands III, BV
230,000	5.125%, 05/09/29^	200,776
200,000	4.750%, 05/09/27~	181,566
115,000	3.150%, 10/01/26	101,232
		3,384,382
	Industrials (3.2%)
220,000	ACCO Brands Corp.*µ 4.250%, 03/15/29	182,725
800,000	AerCap Holdings, NV~‡ 5.875%, 10/10/79 5 year CMT + 4.54%	752,496
	Air Lease Corp.~
885,000	4.125%, 12/15/26 5 year CMT + 3.15%	636,695
810,000	4.650%, 06/15/26‡ 5 year CMT + 4.08%	691,861

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
315,000	4.625%, 01/15/27µ	$296,487
145,000	5.875%, 02/15/28	139,112
139,000	3.500%, 03/15/29~	118,621
220,000	Allegiant Travel Company*~ 7.250%, 08/15/27	200,372
50,000	American Airlines Group, Inc.*µ 3.750%, 03/01/25	46,817
108,000	Arcosa, Inc.* 4.375%, 04/15/29	94,566
740,000	ARD Finance, SA*~ 6.500%, 06/30/27 7.250% PIK rate	432,101
151,000	Beacon Roofing Supply, Inc.*µ 4.125%, 05/15/29	126,920
90,000	Bombardier, Inc.*µ 7.875%, 04/15/27	86,715
191,000	BWX Technologies, Inc.*~ 4.125%, 04/15/29	165,236
185,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	168,124
48,000	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ 4.750%, 10/20/28	45,117
245,000	Deluxe Corp.*µ 8.000%, 06/01/29	194,180
143,000	Eco Material Technologies, Inc.*µ 7.875%, 01/31/27	136,064
92,000	Emerald Debt Merger Sub, LLC* 6.625%, 12/15/30	87,645
85,000	EnerSys*µ 4.375%, 12/15/27	76,351
118,000	Graham Packaging Company, Inc.*µ 7.125%, 08/15/28	91,741
88,000	Graphic Packaging International, LLC* 3.500%, 03/01/29	73,917
203,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	166,312
443,000	H&E Equipment Services, Inc.*µ 3.875%, 12/15/28	376,196
281,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.*µ 5.750%, 01/20/26	207,884
290,000	Herc Holdings, Inc.*µ 5.500%, 07/15/27	273,183
220,000	IEA Energy Services, LLC*µ 6.625%, 08/15/29	210,166
	JELD-WEN, Inc.*
110,000	4.625%, 12/15/25µ	104,494
95,000	4.875%, 12/15/27	81,119
305,000	Ken Garff Automotive, LLC*µ 4.875%, 09/15/28	259,906
PRINCIPAL AMOUNT		VALUE
185,000	Knife River Holding Company*~ 7.750%, 05/01/31	$184,598
96,000	MasTec, Inc.*µ 4.500%, 08/15/28	84,412
107,000	Moog, Inc.*µ 4.250%, 12/15/27	97,160
230,000	Newfold Digital Holdings Group, Inc.*~ 6.000%, 02/15/29	152,060
172,000	Novelis Corp.*µ 4.750%, 01/30/30	146,639
70,000	OI European Group, BV* 4.750%, 02/15/30	59,604
225,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC*µ 4.000%, 10/15/27	198,094
285,000	Patrick Industries, Inc.*µ 4.750%, 05/01/29	234,301
95,000	QVC, Inc. 5.450%, 08/15/34	40,462
	Sealed Air Corp.*
144,000	6.125%, 02/01/28	137,134
48,000	5.000%, 04/15/29	42,837
98,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	78,582
	Sinclair Television Group, Inc.*
141,000	4.125%, 12/01/30~	88,748
100,000	5.500%, 03/01/30	54,391
195,000	Standard Industries, Inc.*µ 5.000%, 02/15/27	180,623
315,000	Stanley Black & Decker, Inc.µ‡ 4.000%, 03/15/60 5 year CMT + 2.66%	258,316
150,000	Stericycle, Inc.*~ 3.875%, 01/15/29	128,169
145,000	STL Holding Company, LLC*µ 7.500%, 02/15/26	136,183
	TransDigm, Inc.µ
243,000	6.250%, 03/15/26*	237,805
195,000	6.875%, 12/15/30*	188,719
140,000	6.750%, 08/15/28*	136,254
135,000	7.500%, 03/15/27	135,019
186,000	Tronox, Inc.*µ 4.625%, 03/15/29	146,215
77,943	United Airlines Pass Through Trust Series 2019-2, Class Bµ 3.500%, 11/01/29	69,080
187,000	Vertiv Group Corp.*µ 4.125%, 11/15/28	163,653
201,000	Wabash National Corp.*µ 4.500%, 10/15/28	166,675
150,000	Waste Pro USA, Inc.*µ 5.500%, 02/15/26	138,382
107,000	Williams Scotsman, Inc.*µ 4.625%, 08/15/28	95,198
		10,302,436

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Information Technology (0.8%)
96,000	Booz Allen Hamilton, Inc.*µ 4.000%, 07/01/29	$84,792
112,000	Coherent Corp.*~^ 5.000%, 12/15/29	95,227
299,000	CommScope Technologies, LLC*~ 6.000%, 06/15/25	180,614
175,000	CommScope, Inc.*~ 4.750%, 09/01/29	119,548
96,000	Dun & Bradstreet Corp.* 5.000%, 12/15/29	82,717
56,000	Fair Isaac Corp.*µ 4.000%, 06/15/28	49,960
210,000	KBR, Inc.*~ 4.750%, 09/30/28	185,188
	MPH Acquisition Holdings, LLC*
210,000	5.750%, 11/01/28~	156,817
95,000	5.500%, 09/01/28µ	79,456
93,000	NCL Corp., Ltd.*µ 8.125%, 01/15/29	90,986
96,000	NCR Voyix Corp.*µ 5.125%, 04/15/29	82,663
143,000	ON Semiconductor Corp.*~ 3.875%, 09/01/28	122,906
	Open Text Corp.*~
129,000	3.875%, 02/15/28	112,368
90,000	6.900%, 12/01/27	89,827
72,000	3.875%, 12/01/29	59,110
72,000	Open Text Holdings, Inc.*~ 4.125%, 12/01/31	56,763
206,000	Playtika Holding Corp.*µ 4.250%, 03/15/29	166,312
265,000	TTM Technologies, Inc.*~ 4.000%, 03/01/29	218,021
	Twilio, Inc.~
130,000	3.625%, 03/15/29	108,494
47,000	3.875%, 03/15/31	37,620
205,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	163,211
220,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*~ 3.875%, 02/01/29	181,903
		2,524,503
	Materials (0.7%)
150,000	ArcelorMittal, SAµ 7.000%, 10/15/39	142,668
90,000	ATI, Inc.µ 5.875%, 12/01/27	83,825
46,000	Carpenter Technology Corp.µ 7.625%, 03/15/30	45,701
145,000	Chemours Company*µ 4.625%, 11/15/29	112,213
PRINCIPAL AMOUNT		VALUE
300,000	Clearwater Paper Corp.*~ 4.750%, 08/15/28	$265,113
139,000	Cleveland-Cliffs, Inc.* 6.750%, 04/15/30	129,145
	Commercial Metals Company~
96,000	4.125%, 01/15/30	81,251
48,000	4.375%, 03/15/32	38,790
250,000	Constellium, SE*µ^ 3.750%, 04/15/29	205,882
96,000	HB Fuller Company 4.250%, 10/15/28	83,322
200,000	INEOS Finance, PLC* 6.750%, 05/15/28	187,020
	Kaiser Aluminum Corp.*µ
210,000	4.625%, 03/01/28	175,533
24,000	4.500%, 06/01/31	17,753
53,000	LSF11 A5 HoldCo, LLC*µ 6.625%, 10/15/29	43,487
	Mercer International, Inc.µ
244,000	5.125%, 02/01/29	191,645
90,000	12.875%, 10/01/28*	91,013
200,000	OCI, NV*µ 6.700%, 03/16/33	185,102
	Owens-Brockway Glass Container, Inc.*
135,000	7.250%, 05/15/31~	123,711
100,000	6.625%, 05/13/27µ	95,286
80,000	Silgan Holdings, Inc.~ 4.125%, 02/01/28	71,356
96,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	41,131
		2,410,947
	Other (0.1%)
	Gen Digital, Inc.*
90,000	7.125%, 09/30/30^	87,733
90,000	6.750%, 09/30/27µ	87,761
		175,494
	Real Estate (0.2%)
152,000	EPR Propertiesµ 3.750%, 08/15/29	120,126
	Forestar Group, Inc.*
139,000	5.000%, 03/01/28µ	122,606
97,000	3.850%, 05/15/26	87,052
211,000	MIWD Holdco II, LLC / MIWD Finance Corp.*µ 5.500%, 02/01/30	167,612
95,000	Service Properties Trustµ 5.250%, 02/15/26	85,280
		582,676

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Special Purpose Acquisition Companies (0.1%)
	Fertitta Entertainment, LLC / Fertitta Entertainment Finance Company, Inc.*µ
185,000	6.750%, 01/15/30	$147,204
96,000	4.625%, 01/15/29	81,052
		228,256
	Utilities (2.5%)
910,000	Algonquin Power & Utilities Corp.~‡ 4.750%, 01/18/82 5 year CMT + 3.25%	718,736
200,000	American Electric Power Company, Inc.‡ 3.875%, 02/15/62 5 year CMT + 2.68%	158,192
590,000	CMS Energy Corp.µ‡ 4.750%, 06/01/50 5 year CMT + 4.12%	492,792
	Dominion Energy, Inc.‡
580,000	4.650%, 12/15/24µ 5 year CMT + 2.99%	527,846
367,000	4.350%, 01/15/27~ 5 year CMT + 3.20%	296,448
	Duke Energy Corp.µ‡
800,000	4.875%, 09/16/24 5 year CMT + 3.39%	774,576
368,000	3.250%, 01/15/82 5 year CMT + 2.32%	265,998
510,000	Emera, Inc.~‡ 6.750%, 06/15/76 3 mo. USD LIBOR + 5.44%	479,813
	National Rural Utilities Cooperative Finance Corp.µ‡
712,000	7.125%, 09/15/53 5 year CMT + 3.53%	707,159
385,000	5.250%, 04/20/46 3 mo. USD LIBOR + 3.63%	363,024
770,000	NextEra Energy Capital Holdings, Inc.µ‡ 3.800%, 03/15/82 5 year CMT + 2.55%	617,093
434,000	PPL Capital Funding, Inc.µ‡ 8.317%, 03/30/67 3 mo. SOFR + 2.93%	393,226
	Sempra‡
560,000	4.875%, 10/15/25~ 5 year CMT + 4.55%	524,054
240,000	4.125%, 04/01/52µ 5 year CMT + 2.87%	187,680
	Southern Companyµ‡
873,000	4.000%, 01/15/51 5 year CMT + 3.73%	797,791
280,000	3.750%, 09/15/51 5 year CMT + 2.92%	238,398
PRINCIPAL AMOUNT		VALUE
	Vistra Corp.*µ‡
305,000	7.000%, 12/15/26 5 year CMT + 5.74%	$279,014
185,000	8.000%, 10/15/26 5 year CMT + 6.93%	176,005
205,000	WEC Energy Group, Inc.µ‡ 7.739%, 05/15/67 3 mo. SOFR + 2.37%	178,075
		8,175,920
	TOTAL CORPORATE BONDS (Cost $126,123,832)	109,156,303
CONVERTIBLE BONDS (0.2%)
	Communication Services (0.1%)
138,000	Cable One, Inc.µ 0.000%, 03/15/26	112,979
	Consumer Discretionary (0.1%)
	DISH Network Corp.
211,000	2.375%, 03/15/24µ	202,182
272,000	0.000%, 12/15/25	166,883
		369,065
	Other (0.0%)
95,000	Multiplan Corp.* 6.000%, 10/15/27	63,177
	TOTAL CONVERTIBLE BONDS (Cost $586,810)	545,221
BANK LOANS (2.8%)¡
	Airlines (0.1%)
148,500	American Airlines, Inc.‡ 10.427%, 04/20/28 3 mo. SOFR + 4.75%	150,821
138,750	Mileage Plus Holdings, LLC‡ 10.798%, 06/21/27 3 mo. SOFR + 5.25%	143,219
		294,040
	Communication Services (0.1%)
48,730	Clear Channel Outdoor Holdings, Inc.‡! 0.000%, 08/21/26	46,923
56,733	DIRECTV Financing, LLC‡ 10.325%, 08/02/27 1 mo. SOFR + 5.00%	55,305
284,000	Entercom Media Corp.‡ 8.145%, 11/18/24 3 mo. SOFR + 2.50%	124,916
90,000	Telesat Canada‡ 8.434%, 12/07/26 3 mo. SOFR + 2.75%	62,032
		289,176

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Consumer Discretionary (0.5%)
88,667	American Axle and Manufacturing, Inc.‡ 9.006%, 12/13/29 3 mo. SOFR + 3.50%	$88,482
59,083	American Axle and Manufacturing, Inc.‡ 8.941%, 12/13/29 1 mo. SOFR + 3.50%	58,960
179,100	Caesars Entertainment Corp.‡ 8.674%, 02/06/30 1 mo. SOFR + 3.25%	178,677
184,538	Carnival Corp.‡ 8.336%, 08/08/27 1 mo. SOFR + 3.00%	181,539
189,050	Hanesbrands, Inc.‡ 9.074%, 03/08/30 1 mo. SOFR + 3.75%	186,923
109,382	Life Time Fitness, Inc.‡ 10.130%, 01/15/26 3 mo. SOFR + 4.75%	109,615
224,050	Petco Health and Wellness Company, Inc.‡ 8.902%, 03/03/28 3 mo. SOFR + 3.25%	219,445
312,641	PetSmart, Inc.‡ 9.174%, 02/11/28 1 mo. SOFR + 3.75%	309,352
124,629	TKC Holdings, Inc.‡ 10.939%, 05/15/28 1 mo. SOFR + 5.50%	119,643
45,000	Windsor Holdings III, LLC‡ 9.815%, 08/01/30 1 mo. SOFR + 4.50%	44,924
		1,497,560
	Consumer Staples (0.1%)
185,000	Star Parent, Inc.‡ 9.386%, 09/27/30 3 mo. LIBOR + 4.00%	176,861
100,000	United Natural Foods, Inc.‡! 8.689%, 10/22/25 1 mo. SOFR + 3.25%	99,861
		276,722
	Energy (0.1%)
100,000	New Fortress Energy, Inc.! 0.000%, 10/23/30	92,500
239,025	Par Petroleum, LLC‡ 9.773%, 02/28/30 3 mo. SOFR + 4.25%	238,726
		331,226
	Financials (0.5%)
45,000	Advisor Group, Inc.‡ 9.824%, 08/17/28 1 mo. SOFR + 4.50%	44,851
PRINCIPAL AMOUNT		VALUE
184,073	Alliant Holdings Intermediate, LLC‡ 8.835%, 11/05/27 1 mo. SOFR + 3.50%	$183,661
97,945	Amynta Agency Borrower, Inc.‡ 10.325%, 02/28/28 1 mo. SOFR + 5.00%	98,014
35,802	Amynta Agency Borrower, Inc.‡ 10.424%, 02/28/28 1 mo. SOFR + 5.00%	35,827
173,241	AssuredPartners, Inc.‡ 8.824%, 02/12/27 1 mo. SOFR + 3.50%	171,942
139,650	Avolon TLB Borrower 1 LLC‡ 7.839%, 06/22/28 1 mo. SOFR + 2.50%	139,845
154,771	Castlelake Aviation, Ltd.! 0.000%, 10/22/26	154,674
99,250	Castlelake Aviation, Ltd.‡ 8.421%, 10/22/27 3 mo. SOFR + 2.75%	99,135
183,613	Hub International, Ltd.‡ 9.365%, 11/10/29 3 mo. SOFR + 4.00%	183,586
198,163	Jazz Financing Lux Sarl‡ 8.939%, 05/05/28 1 mo. SOFR + 3.50%	198,328
257,400	VFH Parent, LLC‡ 8.427%, 01/13/29 1 mo. SOFR + 3.00%	256,140
		1,566,003
	Health Care (0.4%)
322,823	Amneal Pharmaceuticals, LLC‡ 8.939%, 05/04/25 1 mo. SOFR + 3.50%	316,999
104,187	Icon Luxembourg Sarl‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	104,368
249,936	Mallinckrodt International Finance, SA‡ 12.703%, 09/30/27 1 mo. SOFR + 7.25%	190,438
207,059	Padagis, LLC‡ 10.434%, 07/06/28 3 mo. SOFR + 4.75%	184,455
25,958	PRA Health Sciences, Inc.‡ 7.902%, 07/03/28 3 mo. SOFR + 2.25%	26,003
811,319	Team Health Holdings, Inc.‡ 10.633%, 03/02/27 3 mo. SOFR + 5.25%	586,401
2,313	Team Health Holdings, Inc.‡ 10.574%, 03/02/27 1 mo. SOFR + 5.25%	1,672
		1,410,336

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

PRINCIPAL AMOUNT		VALUE
	Industrials (0.3%)
97,750	ACProducts, Inc.‡ 9.902%, 05/17/28 3 mo. SOFR + 4.25%	$78,010
118,500	Air Canada‡ 9.128%, 08/11/28 3 mo. SOFR + 3.50%	118,530
233,238	ChampionX Corp.‡ 8.177%, 06/07/29 1 mo. SOFR + 2.75%	234,294
121,864	Emrld Borrower, LP‡ 8.380%, 05/31/30 3 mo. SOFR + 3.00%	121,750
197,500	Scientific Games International, Inc.‡ 8.435%, 04/14/29 1 mo. SOFR + 3.00%	197,562
194,005	United Airlines, Inc.‡ 9.189%, 04/21/28 1 mo. SOFR + 3.75%	193,884
		944,030
	Information Technology (0.2%)
176,785	Banff Merger Sub, Inc.‡ 9.189%, 10/02/25 1 mo. SOFR + 3.75%	176,822
125,000	Central Parent, Inc.! 0.000%, 07/06/29	124,453
44,663	Central Parent, Inc.‡ 9.406%, 07/06/29 3 mo. SOFR + 4.00%	44,467
173,741	Dun & Bradstreet Corp.‡ 8.176%, 02/06/26 1 mo. SOFR + 2.75%	173,741
178,260	II-VI, Inc.‡ 8.189%, 07/02/29 1 mo. SOFR + 2.75%	178,176
		697,659
	Information Technology (0.1%)
209,772	Camelot Finance SA‡ 8.439%, 10/30/26 1 mo. SOFR + 3.00%	209,751
	Materials (0.3%)
135,000	Chemours Company‡ 8.824%, 08/18/28 1 mo. SOFR + 2.50%	131,625
184,538	Ineos US Finance, LLC‡ 8.825%, 02/18/30 1 mo. SOFR + 3.50%	180,933
224,542	Innophos, Inc.‡ 8.689%, 02/05/27 1 mo. SOFR + 3.25%	222,578
234,413	LSF11 A5 Holdco, LLC‡ 9.674%, 10/15/28 1 mo. SOFR + 4.25%	230,384
PRINCIPAL AMOUNT		VALUE
89,542	Trinseo Materials Operating SCA‡ 7.939%, 05/03/28 1 mo. SOFR + 2.50%	$71,516
188,787	W.R. Grace & Co.-Conn.‡ 9.402%, 09/22/28 3 mo. LIBOR + 3.75%	185,719
		1,022,755
	Special Purpose Acquisition Companies (0.1%)
98,750	Clydesdale Acquisition Holdings, Inc.‡ 9.599%, 04/13/29 1 mo. SOFR + 4.18%	95,767
44,325	Fertitta Entertainment, LLC‡ 9.324%, 01/27/29 1 mo. SOFR + 4.00%	43,415
198,000	Oscar AcquisitionCo, LLC‡ 9.990%, 04/29/29 3 mo. SOFR + 4.50%	193,195
178,200	Patagonia Holdco, LLC‡ 11.117%, 08/01/29 3 mo. SOFR + 5.75%	154,588
		486,965
	TOTAL BANK LOANS (Cost $9,488,009)	9,026,223
NUMBER OF SHARES		VALUE
PREFERRED STOCKS (2.9%)
	Communication Services (0.6%)
21,155	AT&T, Inc.µ 4.750%, 02/18/25	365,981
9,450	AT&T, Inc.µ 5.350%, 11/01/66	197,978
36,510	Qwest Corp.µ 6.500%, 09/01/56	441,406
22,306	Telephone and Data Systems, Inc.µ 6.000%, 09/30/26	286,632
26,898	United States Cellular Corp.µ 5.500%, 03/01/70	399,704
22,660	United States Cellular Corp.µ 5.500%, 06/01/70	331,289
		2,022,990
	Consumer Discretionary (0.2%)
7,685	Ford Motor Companyµ 6.200%, 06/01/59	164,920
7,236	Ford Motor Companyµ 6.500%, 08/15/62	151,377
3,615	Guitar Center, Inc.&#	381,383
1,670	Qurate Retail, Inc.µ 8.000%, 03/15/31	39,746
		737,426

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
	Energy (0.6%)
31,635	Energy Transfer, LP~‡ 10.364%, 11/30/23 3 mo. USD LIBOR + 4.74%	$792,773
22,515	NuStar Energy, LP~‡ 11.315%, 11/30/23 3 mo. SOFR + 5.90%	565,126
17,500	NuStar Logistics, LP~‡ 12.390%, 01/15/43 3 mo. SOFR + 7.00%	454,650
		1,812,549
	Financials (1.0%)
8,975	Affiliated Managers Group, Inc.µ 4.750%, 09/30/60	146,562
14,000	Allstate Corp.µ 7.375%, 07/15/28	360,780
15,560	Annaly Capital Management, Inc.µ‡ 10.637%, 11/30/23 3 mo. USD LIBOR + 4.99%	377,174
3,850	Bank OZKµ 4.625%, 11/15/26	57,365
3,675	Capital One Financial Corp.µ 4.800%, 06/01/25	57,808
27,375	CNO Financial Group, Inc.µ 5.125%, 11/25/60	418,838
4,608	Cullen/Frost Bankers, Inc.µ 4.450%, 12/15/25	73,958
8,134	First Citizens BancShares, Inc.µ^ 5.625%, 01/04/27	156,661
3,288	Goldman Sachs Group, Inc.µ‡ 6.375%, 05/10/24 3 mo. SOFR + 3.81%	82,726
8,383	KeyCorpµ‡ 6.200%, 12/15/27 5 year CMT + 3.13%	140,080
5,400	Morgan Stanleyµ 6.500%, 10/15/27	133,164
20,881	Prospect Capital Corp.~^ 5.350%, 07/01/26	330,337
28,900	Reinsurance Group of America, Inc.µ‡ 7.125%, 10/15/52 5 year CMT + 3.46%	736,950
16,896	Selective Insurance Group, Inc.µ 4.600%, 12/15/25	266,957
		3,339,360
	Industrials (0.1%)
12,312	WESCO International, Inc.µ‡ 10.625%, 06/22/25 5 year CMT + 10.33%	328,238
	Real Estate (0.2%)
23,352	Brookfield Property Partners, LPµ 5.750%, 03/31/25	228,849
NUMBER OF SHARES		VALUE
12,800	Brookfield Property Partners, LPµ 6.375%, 09/30/24	$140,416
6,245	Global Net Lease, Inc.µ 6.875%, 11/26/24	98,484
5,466	Global Net Lease, Inc.µ‡‡ 7.500%	92,922
8,025	Spirit Realty Capital, Inc.µ 6.000%, 11/30/23	178,075
		738,746
	Utilities (0.2%)
14,975	Brookfield Renewable Partners, LP~ 5.250%, 03/31/25	240,948
13,450	DTE Energy Companyµ 5.250%, 12/01/77	288,906
		529,854
	TOTAL PREFERRED STOCKS (Cost $11,606,386)	9,509,163
COMMON STOCKS (86.1%)
	Communication Services (4.7%)
122,500	Alphabet, Inc. - Class Aµ#	15,199,800
3,935	Altice USA, Inc. - Class A#	11,372
1,322	Cumulus Media, Inc. - Class Aµ#	5,963
		15,217,135
	Consumer Discretionary (11.9%)
134,000	Amazon.com, Inc.µ#	17,834,060
131,500	Caesars Entertainment, Inc.µ#	5,245,535
77,500	Hyatt Hotels Corp. - Class Aµ	7,939,100
40,500	Marriott International, Inc. - Class Aµ	7,636,680
		38,655,375
	Consumer Staples (2.5%)
122,500	Sysco Corp.µ	8,145,025
	Energy (0.1%)
560	Chesapeake Energy Corp.µ^	48,205
12,950	Energy Transfer, LP~	170,292
3,970	Enterprise Products Partners, LP	103,379
		321,876
	Financials (9.8%)
483,500	Huntington Bancshares, Inc.µ	4,665,775
127,000	Morgan Stanleyµ	8,994,140
51,000	Visa, Inc. - Class Aµ	11,990,100
153,500	Wells Fargo & Companyµ	6,104,695
		31,754,710
	Health Care (13.7%)
68,000	Danaher Corp.µ	13,057,360
132,000	Medtronic, PLCµ	9,313,920
109,000	Merck & Company, Inc.µ	11,194,300
104,500	Zimmer Biomet Holdings, Inc.µ	10,910,845
		44,476,425

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
	Industrials (27.4%)
228,500	Air Lease Corp.µ	$7,912,955
559,000	American Airlines Group, Inc.µ^#	6,232,850
375,000	CSX Corp.µ	11,193,750
50,000	Honeywell International, Inc.µ	9,163,000
89,500	L3Harris Technologies, Inc.µ	16,057,195
46,500	Paycom Software, Inc.µ	11,391,105
62,500	RTX Corp.µ	5,086,875
30,500	Union Pacific Corp.µ	6,332,105
449,000	United Airlines Holdings, Inc.µ#	15,719,490
		89,089,325
	Information Technology (14.7%)
75,500	Advanced Micro Devices, Inc.µ#	7,436,750
17,800	Analog Devices, Inc.µ	2,800,474
132,000	Intel Corp.µ	4,818,000
45,300	Microsoft Corp.µ	15,316,383
89,500	Oracle Corp.µ	9,254,300
94,500	Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)~	8,156,295
		47,782,202
	Materials (1.1%)
8,900	Linde, PLCµ	3,401,224
	Special Purpose Acquisition Company (0.0%)
1,380	Intelsat Emergence, SA~&#	32,775
	Utilities (0.3%)
9,999	Veralto Corp.	689,931
	TOTAL COMMON STOCKS (Cost $315,189,109)	279,566,003
EXCHANGE-TRADED FUND (4.4%)
	Other (4.4%)
172,000	iShares 20+ Year Treasury Bond ETF (Cost $15,395,455)	14,375,760
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
PURCHASED OPTIONS (1.0%)#
	Communication Services (0.4%)
810	Alphabet, Inc.
10,050,480	Put, 11/03/23, Strike $138.00	1,138,050
	Consumer Discretionary (0.0%)
790	Amazon.com, Inc.
10,514,110	Put, 11/03/23, Strike $118.00	1,975
	Financials (0.1%)
1,800	PayPal Holdings, Inc.
9,324,000	Call, 11/03/23, Strike $55.00	199,800
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
	Health Care (0.0%)
1,090	Merck & Company, Inc.
11,194,300	Put, 11/03/23, Strike $103.00	$107,365
	Industrials (0.0%)
5,840	Delta Air Lines, Inc.
18,250,000	Call, 11/17/23, Strike $37.00	14,600
625	RTX Corp.
5,086,875	Put, 11/17/23, Strike $75.00	10,313
		24,913
	Information Technology (0.1%)
	Advanced Micro Devices, Inc.
755
7,436,750	Put, 11/10/23, Strike $95.00	214,797
305
3,004,250	Call, 11/17/23, Strike $115.00	18,910
220	Apple, Inc.
3,756,940	Call, 11/17/23, Strike $170.00	116,600
285	Microsoft Corp.
9,636,135	Put, 11/03/23, Strike $327.50	18,810
60	ServiceNow, Inc.
3,491,100	Put, 11/10/23, Strike $510.00	2,250
510	Visa, Inc.
11,990,100	Put, 11/03/23, Strike $235.00	86,700
		458,067
	Other (0.4%)
5,160	iShares 20+ Year Treasury Bond
43,127,280	ETF
	Call, 11/03/23, Strike $85.00	144,480
1,500	SPDR S&P 500 ETF Trust
62,730,000	Put, 11/01/23, Strike $416.00	177,000
3,120	SPDR S&P Regional Banking
12,377,040	ETF
	Put, 11/17/23, Strike $41.00	583,440
5,150	U.S. Global Jets ETF
7,683,800	Call, 12/01/23, Strike $15.00	270,375
		1,175,295
	TOTAL PURCHASED OPTIONS (Cost $4,058,192)	3,105,465
	TOTAL INVESTMENTS (131.0%) (Cost $482,581,197)	425,412,594
LIABILITIES, LESS OTHER ASSETS (-31.0%)		(100,635,526)
NET ASSETS (100.0%)		$324,777,068

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

NUMBER OF SHARES		VALUE
COMMON STOCKS SOLD SHORT (-12.8%)#
	Consumer Discretionary (-1.5%)
(24,000)	Tesla, Inc.	$(4,820,160)
	Consumer Staples (-2.7%)
(54,000)	Walmart, Inc.	(8,824,140)
	Financials (-1.5%)
(182,000)	Bank of America Corp.	(4,793,880)
	Information Technology (-6.3%)
(44,000)	Apple, Inc.	(7,513,880)
(14,300)	Lam Research Corp.	(8,411,546)
(23,000)	Salesforce, Inc.	(4,619,090)
		(20,544,516)
	Real Estate (-0.5%)
(13,000)	Digital Realty Trust, Inc.	(1,616,680)
	Utilities (-0.3%)
(9,999)	Veralto Corp.	(689,931)
	TOTAL COMMON STOCKS SOLD SHORT(Proceeds $39,558,658)	(41,289,307)
EXCHANGE-TRADED FUNDS SOLD SHORT (-63.8%)#
	Other (-63.8%)
(127,500)	Industrial Select Sector SPDR Fund	(12,540,900)
(438,200)	SPDR S&P 500 ETF Trust	(183,255,240)
(82,000)	VanEck Semiconductor ETF	(11,393,900)
	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT(Proceeds $211,326,463)	(207,190,040)
	TOTAL SECURITIES SOLD SHORT(Proceeds $250,885,121)	(248,479,347)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
WRITTEN OPTIONS (-1.2%)#
	Communication Services (-0.2%)
	Alphabet, Inc.
1,215
15,075,720	Put, 12/15/23, Strike $110.00	(101,453)
810
10,050,480	Put, 11/17/23, Strike $130.00	(524,475)
		(625,928)
	Consumer Discretionary (-0.1%)
	Amazon.com, Inc.
1,580
21,028,220	Put, 12/15/23, Strike $105.00	(58,460)
395
5,257,055	Call, 12/15/23, Strike $135.00	(213,300)
NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
240	Tesla, Inc.
4,820,160	Put, 12/15/23, Strike $190.00	$(218,400)
		(490,160)
	Financials (-0.1%)
1,820	Bank of America Corp.
4,793,880	Put, 12/15/23, Strike $24.00	(66,430)
600	PayPal Holdings, Inc.
3,108,000	Put, 11/17/23, Strike $52.00	(171,000)
		(237,430)
	Health Care (0.0%)
1,090	Merck & Company, Inc.
11,194,300	Put, 12/15/23, Strike $95.00	(82,840)
	Industrials (-0.2%)
2,920	Delta Air Lines, Inc.
9,125,000	Call, 11/17/23, Strike $35.00	(21,900)
625	RTX Corp.
5,086,875	Call, 11/17/23, Strike $80.00	(145,937)
2,540	United Airlines Holdings, Inc.
8,892,540	Put, 11/17/23, Strike $36.00	(424,180)
		(592,017)
	Information Technology (-0.2%)
	Advanced Micro Devices, Inc.
755
7,436,750	Put, 11/10/23, Strike $85.00	(44,167)
755
7,436,750	Put, 12/15/23, Strike $85.00	(151,755)
445	Analog Devices, Inc.
7,001,185	Put, 12/15/23, Strike $140.00	(74,538)
440	Apple, Inc.
7,513,880	Put, 12/15/23, Strike $150.00	(47,960)
143	Lam Research Corp.
8,411,546	Put, 12/15/23, Strike $520.00	(114,400)
	Microsoft Corp.
285
9,636,135	Put, 11/03/23, Strike $317.50	(4,417)
215
7,269,365	Put, 12/15/23, Strike $300.00	(44,398)
120	ServiceNow, Inc.
6,982,200	Put, 12/15/23, Strike $440.00	(20,100)
	Visa, Inc.
510
11,990,100	Call, 12/15/23, Strike $250.00	(63,750)
510
11,990,100	Put, 12/15/23, Strike $205.00	(37,230)
		(602,715)
	Other (-0.4%)
1,590	Industrial Select Sector SPDR
15,639,240	Put, 11/17/23, Strike $96.00	(118,455)
1,720	iShares 20+ Year Treasury Bond
14,375,760	ETF
	Call, 11/03/23, Strike $83.00	(183,180)

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
1,090	SPDR S&P 500 ETF Trust
45,583,800	Put, 01/19/24, Strike $360.00	$(185,300)
3,250
135,915,000	Put, 12/15/23, Strike $370.00	(339,625)
1,085
45,374,700	Put, 12/15/23, Strike $380.00	(176,313)
3,120	SPDR S&P Regional Banking
12,377,040	ETF
	Put, 12/15/23, Strike $35.00	(166,920)
5,150	U.S. Global Jets ETF
7,683,800	Put, 12/01/23, Strike $14.50	(164,800)
		(1,334,593)
	TOTAL WRITTEN OPTIONS(Premium $4,521,827)	$(3,965,683)

NOTES TO SCHEDULE OF INVESTMENTS

* Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers ("QIBs"), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~ Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $142,118,090.

µ Security, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $223,090,846.

^ Security, or portion of security, is on loan.

@ In default status and considered non-income producing.

‡ Variable rate security. The rate shown is the rate in effect at October 31, 2023.

¡ Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

! This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

& Illiquid security.

# Non-income producing security.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Schedule of Investments

www.calamos.com

Long/Short Equity & Dynamic Income Trust Schedule of Investments October 31, 2023

The following table summarizes the Fund's investments and derivative financial instruments categorized in the fair value hierarchy as of October 31, 2023 (see Note 1):

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Asset Backed Security	$—	$128,456	$—	$128,456
Corporate Bonds	—	109,156,303	—	109,156,303
Convertible Bonds	—	545,221	—	545,221
Bank Loans	—	9,026,223	—	9,026,223
Preferred Stocks	8,796,491	712,672	—	9,509,163
Common Stocks	279,533,228	32,775	—	279,566,003
Exchange-traded Fund	14,375,760	—	—	14,375,760
Purchased Options	3,105,465	—	—	3,105,465
Total	$305,810,944	$119,601,650	$—	$425,412,594
Liabilities:
Common Stocks Sold Short	$41,289,307	$—	$—	$41,289,307
Exchange-traded Funds Sold Short	207,190,040	—	—	207,190,040
Written Options	3,965,683	—	—	3,965,683
Total	$252,445,030	$—	$—	$252,445,030

See accompanying Notes to Schedule of Investments

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Assets and Liabilities October 31, 2023

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND	CONVERTIBLE AND HIGH INCOME FUND	STRATEGIC TOTAL RETURN FUND	DYNAMIC CONVERTIBLE AND INCOME FUND
ASSETS
Investments in securities, at cost	$1,238,324,701	$1,348,351,607	$2,836,458,007	$830,846,856
Investment in securities, at value*	$1,089,475,997	$1,184,187,933	$3,206,918,798	$735,686,397
Cash with custodian	22,328,440	16,876,329	74,721,221	20,400,682
Restricted cash for short positions	—	—	—	604
Receivables:
Accrued interest and dividends	7,481,303	8,101,669	10,915,526	3,250,729
Investments sold	4,717,442	5,106,857	236,126	3,986,257
Fund shares sold	—	—	2,059	—
Prepaid expenses	393,676	429,542	1,034,029	268,970
Other assets	165,660	142,968	202,387	—
Total assets	1,124,562,518	1,214,845,298	3,294,030,146	763,593,639
LIABILITIES
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to shares authorized, issued, and outstanding, in 000's) (Note 8)
Series B (1,330, 1,460, 3,220, and 850 shares, respectively)(1)	33,205,511	36,451,062	80,392,339	21,221,528
Series C (1,340, 1,480, 3,240, and 860 shares, respectively)(2)	33,357,390	36,843,129	80,654,883	21,408,729
Series D (1,320, 1,400, 2,480, and 1,120 shares, respectively)(3)	32,827,710	34,818,380	61,674,468	27,849,643
Series E (1,330, 1,460, and 850 shares, respectively)(4)	33,013,463	36,241,944	—	21,094,365
Series F (4,000 shares)(5)	—	—	99,445,648	—
Payables:
Notes payable (Note 7)	314,400,000	340,400,000	800,500,000	210,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	389,026	425,551	1,033,662	263,048
Investments purchased	1,982,912	2,118,961	12,915,058	530,243
Affiliates:
Investment advisory fees	779,971	842,543	2,833,464	665,373
Deferred compensation to trustees	165,660	142,968	202,387	—
Trustees' fees and officer compensation	13,450	14,300	29,759	10,298
Other accounts payable and accrued liabilities	1,645,696	1,725,692	4,345,803	1,185,386
Total liabilities	451,780,789	490,024,530	1,144,027,471	304,228,613
NET ASSETS	$672,781,729	$724,820,768	$2,150,002,675	$459,365,026
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized	$836,528,404	$907,116,571	$1,889,816,626	$563,099,438
Accumulated distributable earnings (loss)	(163,746,675)	(182,295,803)	260,186,049	(103,734,412)
NET ASSETS	$672,781,729	$724,820,768	$2,150,002,675	$459,365,026
Net asset value per common shares	$8.99	$9.49	$13.41	$17.24
Shares Outstanding	74,818,167	76,379,270	160,335,126	26,644,318
* Includes securities on loan	$52,896,802	$48,054,136	$721,069,295	$14,996,944
(1) Net of deferred offering costs (Series B)	$44,489	$48,938	$107,661	$28,472
(2) Net of deferred offering costs (Series C)	$142,610	$156,871	$345,117	$91,271
(3) Net of deferred offering costs (Series D)	$172,290	$181,620	$325,532	$150,357
(4) Net of deferred offering costs (Series E)	$236,537	$258,056	$—	$155,635
(5) Net of deferred offering costs (Series F)	$—	$—	$554,352	$—

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Assets and Liabilities October 31, 2023

	GLOBAL DYNAMIC INCOME FUND		GLOBAL TOTAL RETURN FUND		LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
ASSETS
Investments in securities, at cost	$732,453,560		$156,252,393		$482,581,197
Investment in securities, at value*	$576,996,344		$132,749,523		$425,412,594
Cash with custodian	9,081,592		4,431,591		4,585,708
Restricted cash for short positions	—		45		262,618,136
Restricted foreign currency for short positions (cost $703,788)	—		—		703,788
Foreign currency (cost $195 and $120, respectively)	195		120		—
Receivables:
Accrued interest and dividends	2,369,408		503,365		2,040,698
Investments sold	557,775		146,805		21,554,047
Fund shares sold	—		—		—
Prepaid expenses	223,037		57,680		4,970
Other assets	76,901		48,868		638,923
Total assets	589,305,252		137,937,997		717,558,864
LIABILITIES
Due to custodian bank - Foreign currency (cost $44,754)	—		—		41,267
Securities sold short, at value (proceeds $250,885,121)	—		—		248,479,347
Options written, at value (premium $113,630, $19,191 and $4,521,827)	160,840		36,365		3,965,683
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to shares authorized, issued, and outstanding, in 000's) (Note 8)
Series B (860 and 160 shares, respectively)(1)	21,471,082		3,994,661		—
Series C (880 and 160 shares, respectively)(2)	21,907,305		3,982,887		—
Series D (200 and 200 shares, respectively)(3)	4,970,656		4,960,160		—
Series E (860 and 160 shares, respectively)(4)	21,329,538		3,956,887		—
Payables:
Notes payable (Note 7)	130,550,000		30,100,000		120,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	219,648		48,991		—
Investments purchased	4,230,343		771,814		19,072,275
Affiliates:
Investment advisory fees	505,875		118,594		515,974
Deferred compensation to trustees	76,901		48,868		—
Trustees' fees and officer compensation	8,533		4,526		3,931
Other accounts payable and accrued liabilities	1,009,198		335,049		703,319
Total liabilities	206,439,919		48,358,802		392,781,796
NET ASSETS	$382,865,333		$89,579,195		$324,777,068
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized	$546,739,904		$114,926,525		$392,628,225
Accumulated distributable earnings (loss)	(163,874,571	)(a)	(25,347,330	)(a)	(67,851,157)
NET ASSETS	$382,865,333		$89,579,195		$324,777,068
Net asset value per common shares	$5.99		$9.12		$16.54
Shares Outstanding	63,864,387		9,825,838		19,632,194
* Includes securities on loan	$14,010,203		$5,677,422		$2,056,746
(1) Net of deferred offering costs (Series B)	$28,918		$5,339		$—
(2) Net of deferred offering costs (Series C)	$92,695		$17,113		$—
(3) Net of deferred offering costs (Series D)	$29,344		$39,840		$—
(4) Net of deferred offering costs (Series E)	$170,462		$43,113		$—

(a)  Net of deferred foreign capital gains tax of $(179,504) and $(57,806), respectively.

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statement of Operations Year Ended October 31, 2023

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND	CONVERTIBLE AND HIGH INCOME FUND	STRATEGIC TOTAL RETURN FUND	DYNAMIC CONVERTIBLE AND INCOME FUND
INVESTMENT INCOME
Interest	$32,571,025	$34,841,660	$46,478,954	$13,900,424
(Amortization)/accretion of investment securities	(12,272,837)	(13,595,273)	(10,175,008)	(10,398,714)
Net interest	20,298,188	21,246,387	36,303,946	3,501,710
Dividends	4,984,357	5,439,560	41,706,635	4,006,587
Dividend taxes withheld	—	—	(44,224)	—
Other income	—	—	—	599
Total investment income	25,282,545	26,685,947	77,966,357	7,508,896
EXPENSES
Investment advisory fees	9,659,681	10,430,568	33,713,037	8,297,349
Interest expense on Notes Payable (Note 7)	17,913,239	19,311,374	44,286,581	12,014,572
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	4,712,359	5,145,591	12,370,581	3,215,743
Legal fees	98,550	104,678	229,641	74,993
Accounting fees	82,304	86,449	183,587	67,871
Printing and mailing fees	76,784	82,407	123,212	64,773
Fund administration fees	76,676	82,810	213,313	52,777
Trustees' fees and officer compensation	71,744	76,143	168,420	54,553
Audit fees	68,562	72,379	158,003	53,731
Transfer agent fees	45,630	38,776	37,316	37,845
Registration fees	19,384	19,797	41,572	6,827
Custodian fees	11,121	11,808	33,568	8,737
Other	154,200	159,214	357,561	116,928
Total expenses	32,990,234	35,621,994	91,916,392	24,066,699
NET INVESTMENT INCOME (LOSS)	(7,707,689)	(8,936,047)	(13,950,035)	(16,557,803)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	81,636,385	89,802,082	206,126,813	76,249,673
Purchased options	4,530,051	5,083,823	(8,915,236)	4,233,343
Foreign currency transactions	—	—	23,501	—
Written options	783,713	888,208	(837,898)	731,578
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(86,774,549)	(93,870,650)	(16,444,435)	(79,581,357)
Purchased options	(1,517,263)	(1,693,762)	3,624,293	(1,418,183)
Foreign currency translations	—	—	12,801	—
Written options	(780,886)	(885,005)	—	(728,855)
NET GAIN (LOSS)	(2,122,549)	(675,304)	183,589,839	(513,801)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(9,830,238)	$(9,611,351)	$169,639,804	$(17,071,604)

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Operations Year Ended October 31, 2023

	GLOBAL DYNAMIC INCOME FUND	GLOBAL TOTAL RETURN FUND		LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
INVESTMENT INCOME
Interest	$8,476,941	$1,726,703		$8,655,125
(Amortization)/accretion of investment securities	(4,422,034)	(1,123,438)		(131,739)
Net interest	4,054,907	603,265		8,523,386
Dividends	6,737,275	1,588,018		5,522,378
Foreign taxes withheld	(435,364)	(91,032)		(17,515)
Other income	—	—		6,494,633
Total investment income	10,356,818	2,100,251		20,522,882
EXPENSES
Investment advisory fees	5,954,647	1,406,678		6,357,265
Interest expense on Notes Payable (Note 7)	6,079,066	1,370,703		6,617,687
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	2,652,451	640,688		—
Legal fees	59,800	31,747		66,601
Accounting fees	66,882	32,898		52,856
Printing and mailing fees	62,727	48,912		45,934
Fund administration fees	37,636	9,390		30,347
Trustees' fees and officer compensation	43,511	22,987		35,213
Audit fees	47,348	29,092		33,386
Transfer agent fees	39,338	40,664		20,392
Registration fees	16,708	2,570		5,134
Custodian fees	105,925	57,124		58,161
Dividend or interest expense on short positions	—	—		2,288,755
Other	159,579	114,498		218,574
Total expenses	15,325,618	3,807,951		15,830,305
NET INVESTMENT INCOME (LOSS)	(4,968,800)	(1,707,700)		4,692,577
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	28,418,162 (a)	8,961,734	(a)	27,166,540
Purchased options	(7,052,032)	(1,579,943)		(28,874,230)
Foreign currency transactions	(47,686)	(23,166)		(19,627)
Written options	314,714	65,552		30,981,651
Short positions	—	—		(7,976,140)
Payments by affiliates	—	—		1,223,984
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	15,126,965 (b)	(245,241	)(b)	(19,360,709)
Purchased options	(1,686,301)	(659,208)		(298,348)
Foreign currency translations	24,854	7,668		5,651
Written options	(47,210)	(17,174)		(1,920,104)
Short positions	—	—		5,390,485
NET GAIN (LOSS)	35,051,466	6,510,222		6,319,153
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$30,082,666	$4,802,522		$11,011,730

(a)  Net of foreign capital gains tax of $107,512 and $59,698, respectively.

(b)  Net of change of $23,089 and $7,740, respectively in deferred capital gains tax.

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND		CONVERTIBLE AND HIGH INCOME FUND		STRATEGIC TOTAL RETURN FUND
	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$(7,707,689)	$714,868	$(8,936,047)	$(152,563)	$(13,950,035)	$7,926,485
Net realized gain (loss)	86,950,149	66,657,732	95,774,113	77,337,509	196,397,180	159,464,046
Change in unrealized appreciation/(depreciation)	(89,072,698)	(365,468,554)	(96,449,417)	(402,754,316)	(12,807,341)	(770,361,601)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(9,830,238)	(298,095,954)	(9,611,351)	(325,569,370)	169,639,804	(602,971,070)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Distributions	(84,820,549)	(82,919,043)	(91,178,228)	(89,290,028)	(196,582,807)	(194,318,141)
Return of capital	—	—	—	—	—	—
Net decrease in net assets from distributions to common shareholders	(84,820,549)	(82,919,043)	(91,178,228)	(89,290,028)	(196,582,807)	(194,318,141)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	—	23,834,861	—	20,078,685	9,878,699	18,449,081
Reinvestment of distributions resulting in the issuance of stock	7,716,841	5,369,761	7,782,199	5,450,490	10,409,380	7,034,486
Net increase (decrease) in net assets from capital stock transactions	7,716,841	29,204,622	7,782,199	25,529,175	20,288,079	25,483,567
TOTAL INCREASE (DECREASE) IN NET ASSETS	(86,933,946)	(351,810,375)	(93,007,380)	(389,330,223)	(6,654,924)	(771,805,644)
NET ASSETS
Beginning of year	$759,715,675	$1,111,526,050	$817,828,148	$1,207,158,371	$2,156,657,599	$2,928,463,243
End of year	$672,781,729	$759,715,675	$724,820,768	$817,828,148	$2,150,002,675	$2,156,657,599

See accompanying Notes to Financial Statements

www.calamos.com

Statements of Changes in Net Assets

	DYNAMIC CONVERTIBLE AND INCOME FUND		GLOBAL DYNAMIC INCOME FUND		GLOBAL TOTAL RETURN FUND
	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$(16,557,803)	$(10,855,830)	$(4,968,800)	$(4,164,070)	$(1,707,700)	$(1,108,124)
Net realized gain (loss)	81,214,594	54,790,568	21,633,158	6,978,765	7,424,177	2,755,305
Change in unrealized appreciation/(depreciation)	(81,728,395)	(276,717,230)	13,418,308	(200,302,549)	(913,955)	(50,104,310)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(17,071,604)	(232,782,492)	30,082,666	(197,487,854)	4,802,522	(48,457,129)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Distributions	(61,802,066)	(59,155,624)	(19,096,474)	(5,811,293)	(6,618,494)	(3,224,478)
Return of capital	—	—	(19,222,158)	(44,585,621)	(2,813,588)	(8,056,439)
Net decrease in net assets from distributions to common shareholders	(61,802,066)	(59,155,624)	(38,318,632)	(50,396,914)	(9,432,082)	(11,280,917)
CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	4,371,538	26,554,130	—	27,890,538	—	4,935,247
Reinvestment of distributions resulting in the issuance of stock	7,254,396	3,442,578	—	2,057,634	23,134	291,634
Net increase (decrease) in net assets from capital stock transactions	11,625,934	29,996,708	—	29,948,172	23,134	5,226,881
TOTAL INCREASE (DECREASE) IN NET ASSETS	(67,247,736)	(261,941,408)	(8,235,966)	(217,936,596)	(4,606,426)	(54,511,165)
NET ASSETS
Beginning of year	$526,612,762	$788,554,170	$391,101,299	$609,037,895	$94,185,621	$148,696,786
End of year	$459,365,026	$526,612,762	$382,865,333	$391,101,299	$89,579,195	$94,185,621

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statements of Changes in Net Assets

	LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
OPERATIONS
Net investment income (loss)	$4,692,577	$3,480,515
Net realized gain (loss)	22,502,178	22,185,941
Change in unrealized appreciation/(depreciation)	(16,183,025)	(68,419,673)
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	11,011,730	(42,753,217)
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Distributions	(32,982,086)	(32,982,086)
Return of capital	—	—
Net decrease in net assets from distributions to common shareholders	(32,982,086)	(32,982,086)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(21,970,356)	(75,735,303)
NET ASSETS
Beginning of year	$346,747,424	$422,482,727
End of year	$324,777,068	$346,747,424

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Cash Flows

CONVERTIBLE OPPORTUNITIES AND INCOME FUND
YEAR ENDED OCTOBER 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(9,830,238)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(557,191,398)
Proceeds paid on closing written options	(1,673)
Proceeds from disposition of investment securities, including purchased options	641,936,019
Amortization and accretion of fixed-income securities	12,272,837
Amortization of offering costs on Mandatory Redeemable Preferred Shares	262,490
Net realized gains/losses from investments, excluding purchased options	(81,636,385)
Net realized gains/losses from purchased options	(4,530,051)
Net realized gains/losses from written options	(783,713)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	86,774,549
Change in unrealized appreciation or depreciation on purchased options	1,517,263
Change in unrealized appreciation or depreciation on written options	780,886
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(810,215)
Prepaid expenses	1,630
Other assets	(2,782)
Increase/(decrease) in liabilities:
Payables to affiliates	(31,817)
Other accounts payable and accrued liabilities	954,004
Net cash provided by/(used in) operating activities	$89,681,406
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(77,103,708)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(132)
Offering costs on Mandatory Redeemable Preferred Shares	(45,421)
Repayment of Note payable	(25,000,000)
Net cash provided by/(used in) financing activities	$(102,149,261)
Net increase/(decrease) in cash	$(12,467,855)
Cash and restricted cash at beginning of year	$34,796,295
Cash at end of year	$22,328,440
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$16,870,798
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$4,712,491
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$7,716,841

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	22,328,440
Total cash and restricted cash at period end	$22,328,440

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statement of Cash Flows

CONVERTIBLE AND HIGH INCOME FUND
YEAR ENDED OCTOBER 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(9,611,351)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(611,396,938)
Proceeds paid on closing written options	(1,896)
Proceeds from disposition of investment securities, including purchased options	714,361,944
Amortization and accretion of fixed-income securities	13,595,273
Amortization of offering costs on Mandatory Redeemable Preferred Shares	281,090
Net realized gains/losses from investments, excluding purchased options	(89,802,082)
Net realized gains/losses from purchased options	(5,083,823)
Net realized gains/losses from written options	(888,208)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	93,870,650
Change in unrealized appreciation or depreciation on purchased options	1,693,762
Change in unrealized appreciation or depreciation on written options	885,005
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(834,053)
Prepaid expenses	1,873
Other assets	(2,401)
Increase/(decrease) in liabilities:
Payables to affiliates	(32,626)
Other accounts payable and accrued liabilities	1,007,405
Net cash provided by/(used in) operating activities	$108,043,624
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(83,396,029)
Increase in Distributions to Mandatory Redeemable Preferred Shareholders	2
Offering costs on Mandatory Redeemable Preferred Shares	(45,711)
Repayment of Note payable	(25,000,000)
Net cash provided by/(used in) financing activities	$(108,441,738)
Net increase/(decrease) in cash	$(398,114)
Cash and restricted cash at beginning of year	$17,274,443
Cash at end of year	$16,876,329
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$18,192,848
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$5,145,589
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$7,782,199

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	16,876,329
Total cash and restricted cash at period end	$16,876,329

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Cash Flows

STRATEGIC TOTAL RETURN FUND
YEAR ENDED OCTOBER 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$169,639,804
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(975,863,025)
Proceeds paid on closing written options	(1,830,536)
Proceeds from disposition of investment securities, including purchased options	1,076,397,187
Premiums received from written options	992,638
Amortization and accretion of fixed-income securities	10,175,008
Amortization of offering costs on Mandatory Redeemable Preferred Shares	537,324
Net realized gains/losses from investments, excluding purchased options	(206,126,813)
Net realized gains/losses from purchased options	8,915,236
Net realized gains/losses from written options	837,898
Change in unrealized appreciation or depreciation on investments, excluding purchased options	16,444,435
Change in unrealized appreciation or depreciation on purchased options	(3,624,293)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(746,679)
Prepaid expenses	3,302
Other assets	(3,398)
Increase/(decrease) in liabilities:
Payables to affiliates	185,151
Other accounts payable and accrued liabilities	2,428,671
Net cash provided by/(used in) operating activities	$98,361,910
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	9,878,699
Distributions to shareholders	(186,173,427)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(143)
Offering costs on Mandatory Redeemable Preferred Shares	(49,567)
Net cash provided by/(used in) financing activities	$(176,344,438)
Net increase/(decrease) in cash	$(77,982,528)
Cash and restricted cash at beginning of year	$152,703,749
Cash at end of year	$74,721,221
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$41,664,081
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$12,370,724
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$10,409,380

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	74,721,221
Total cash and restricted cash at period end	$74,721,221

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statement of Cash Flows

DYNAMIC CONVERTIBLE AND INCOME FUND
YEAR ENDED OCTOBER 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(17,071,604)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(476,683,374)
Proceeds paid on closing written options	(1,478)
Proceeds from disposition of investment securities, including purchased options	537,286,549
Amortization and accretion of fixed-income securities	10,398,714
Amortization of offering costs on Mandatory Redeemable Preferred Shares	198,745
Net realized gains/losses from investments, excluding purchased options	(76,249,673)
Net realized gains/losses from purchased options	(4,233,343)
Net realized gains/losses from written options	(731,578)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	79,581,357
Change in unrealized appreciation or depreciation on purchased options	1,418,183
Change in unrealized appreciation or depreciation on written options	728,855
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(688,212)
Prepaid expenses	956
Increase/(decrease) in liabilities:
Payables to affiliates	(36,130)
Other accounts payable and accrued liabilities	599,144
Net cash provided by/(used in) operating activities	$54,517,111
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	4,371,538
Distributions to shareholders	(54,547,670)
Redemption of Distributions to Mandatory Redeemable Preferred Shareholders	(102)
Offering costs on Mandatory Redeemable Preferred Shares	(44,369)
Repayment of Note payable	(20,000,000)
Net cash provided by/(used in) financing activities	$(70,220,603)
Net increase/(decrease) in cash	$(15,703,492)
Cash and restricted cash at beginning of year	$36,104,778
Cash at end of year	$20,401,286
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$11,357,892
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$3,215,845
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$7,254,396

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	20,400,682
Restricted cash for short positions	604
Total cash and restricted cash at period end	$20,401,286

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Cash Flows

GLOBAL DYNAMIC INCOME FUND
YEAR ENDED OCTOBER 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$30,082,666
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(683,211,905)
Purchases of securities to cover securities sold short	(130,881)
Proceeds paid on closing written options	(284,042)
Proceeds from disposition of investment securities, including purchased options	701,051,168
Proceeds from securities sold short	130,723
Premiums received from written options	712,386
Amortization and accretion of fixed-income securities	4,422,034
Amortization of offering costs on Mandatory Redeemable Preferred Shares	160,816
Net realized gains/losses from investments, excluding purchased options	(28,525,674)
Net realized gains/losses from capital gains tax	107,512
Net realized gains/losses from purchased options	7,052,032
Net realized gains/losses from written options	(314,714)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(15,126,965)
Change in unrealized appreciation or depreciation on capital gains tax	23,089
Change in unrealized appreciation or depreciation on purchased options	1,686,301
Change in unrealized appreciation or depreciation on written options	47,210
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	25,215
Prepaid expenses	1,695
Other assets	(1,291)
Increase/(decrease) in liabilities:
Payables to affiliates	37,968
Other accounts payable and accrued liabilities	289,468
Net cash provided by/(used in) operating activities	$18,234,811
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(38,318,632)
Increase in Distributions to Mandatory Redeemable Preferred Shareholders	137
Offering costs on Mandatory Redeemable Preferred Shares	(44,399)
Net increase/(decrease) in due to custodian bank	(13)
Repayment of Note Payable	(30,000,000)
Proceeds from Note payable	51,000,000
Net cash provided by/(used in) financing activities	$(17,362,907)
Net increase/(decrease) in cash and foreign currency	$871,904
Cash and foreign currency and restricted cash at beginning of year	$8,209,883
Cash and foreign currency at end of year	$9,081,787
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$5,682,989
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$2,652,314

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	9,081,592
Foreign currency	195
Total cash and restricted cash at period end	$9,081,787

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Statement of Cash Flows

GLOBAL TOTAL RETURN FUND
YEAR ENDED OCTOBER 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$4,802,522
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(167,191,933)
Proceeds paid on closing written options	(58,654)
Proceeds from disposition of investment securities, including purchased options	172,265,032
Premiums received from written options	143,397
Amortization and accretion of fixed-income securities	1,123,438
Amortization of offering costs on Mandatory Redeemable Preferred Shares	81,275
Net realized gains/losses from investments, excluding purchased options	(9,021,432)
Net realized gains/losses from capital gains tax	59,698
Net realized gains/losses from purchased options	1,579,943
Net realized gains/losses from written options	(65,552)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	245,241
Change in unrealized appreciation or depreciation on capital gains tax	7,740
Change in unrealized appreciation or depreciation on purchased options	659,208
Change in unrealized appreciation or depreciation on written options	17,174
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(1,889)
Prepaid expenses	1,724
Other assets	(820)
Increase/(decrease) in liabilities:
Payables to affiliates	8,400
Other accounts payable and accrued liabilities	73,211
Net cash provided by/(used in) operating activities	$4,727,723
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(9,408,948)
Increase in Distributions to Mandatory Redeemable Preferred Shareholders	114
Offering costs on Mandatory Redeemable Preferred Shares	(44,279)
Repayment of Note Payable	(9,500,000)
Proceeds from Note payable	13,600,000
Net cash provided by/(used in) financing activities	$(5,353,113)
Net increase/(decrease) in cash and foreign currency	$(625,390)
Cash and foreign currency and restricted cash at beginning of year	$5,057,146
Cash, foreign currency and restricted cash at end of year	$4,431,756
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$1,284,562
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$640,574
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$23,134

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	4,431,591
Foreign currency	120
Restricted cash for short positions	45
Total cash and restricted cash at period end	$4,431,756

See accompanying Notes to Financial Statements

www.calamos.com

Statement of Cash Flows

LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
YEAR ENDED OCTOBER 31, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$11,011,730
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchase of investment securities, including purchased options	(1,121,004,667)
Purchases of securities to cover securities sold short	(654,948,353)
Proceeds paid on closing written options	(26,278,114)
Proceeds from disposition of investment securities, including purchased options	1,100,548,328
Proceeds from securities sold short	754,167,490
Premiums received from written options	62,421,798
Amortization and accretion of fixed-income securities	131,739
Net realized gains/losses from investments, excluding purchased options	(27,166,540)
Net realized gains/losses from purchased options	28,874,230
Net realized gain/losses from short positions	7,976,140
Net realized gains/losses from written options	(30,981,651)
Increase from payment by affiliates	(1,223,984)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	19,360,709
Change in unrealized appreciation or depreciation on purchased options	298,348
Change in unrealized appreciation or depreciation on short positions	(5,390,485)
Change in unrealized appreciation or depreciation on written options	1,920,104
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(31,435)
Prepaid expenses	(751)
Other assets	(396,731)
Increase/(decrease) in liabilities:
Payables to affiliates	(4,098)
Other accounts payable and accrued liabilities	265,611
Net cash provided by/(used in) operating activities	$119,549,418
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(32,982,086)
Net increase/(decrease) in due to custodian bank	(1,722,387)
Net cash provided by/(used in) financing activities	$(34,704,473)
Net increase/(decrease) in cash	$84,844,945
Cash and restricted cash at beginning of year	$183,062,687
Cash at end of year	$267,907,632
Supplemental disclosure
Cash paid for interest expense on Notes Payable	$6,293,310

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	4,585,708
Restricted cash for short positions	262,618,136
Restricted foreign cash for short positions	703,788
Total cash and restricted cash at period end	$267,907,632

See accompanying Notes to Financial Statements

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Convertible Opportunities and Income Fund ("CHI"), Calamos Convertible and High Income Fund ("CHY"), Calamos Strategic Total Return Fund ("CSQ"), Calamos Dynamic Convertible and Income Fund ("CCD"), Calamos Global Dynamic Income Fund ("CHW"), Calamos Global Total Return Fund ("CGO"), and Calamos Long/Short Equity & Dynamic Income Trust ("CPZ") (each a "Fund", and collectively, the "Funds") were each organized as Delaware statutory trusts and are each registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a diversified, closed-end management investment company.

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Funds are each considered an investment company under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies. The Funds adhere to the accounting and reporting requirements set forth by the Financial Accounting Standards Board in Accounting Standards Codification (ASC) Topic 946: Financial Services—Investment Companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Funds:

Fund Valuation. Each Board of Trustees ("Board" or "Trustees"), including a majority of the Trustees who are not "interested persons" of each Fund, have designated Calamos Advisors LLC ("Calamos Advisors", or the "Advisor") to perform fair valuation determinations related to all Funds' investments under the oversight of the Board. As "valuation designee" Calamos Advisors has adopted policies and procedures to guide the determination of the net asset value ("NAV") on any day on which each Fund's NAV is determined. The valuation of each Fund's investments is in accordance with these procedures.

Funds' securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time the Fund determines its NAV. Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the Board. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the Board of Trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the Board or based on a quotation provided by the counterparty to such option under the ultimate supervision of the Board.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange ("NYSE") is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the Board of Trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time each Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which each Fund's NAV is not calculated.

If the Advisor's pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee.

www.calamos.com

Notes to Financial Statements

The Funds also may use fair value pricing, pursuant to policies and procedures adopted by Calamos Advisors, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before a Fund's pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by Calamos Advisors, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by each Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that each Fund could purchase or sell a portfolio security at the price used to calculate each Fund's NAV.

Various inputs are used to determine the value of each Fund's investments. These inputs are categorized into three broad levels as follows:

•  Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•  Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•  Level 3 – Prices reflect unobservable market inputs (including each Fund's own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of each Fund's investments. The summary of the inputs used in valuing each Fund's holdings are available after each Fund's Schedule of Investments.

Investment Transactions. Investment transactions are recorded on a trade date basis as of October 31, 2023. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to each respective Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos ETF Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Income Taxes. No provision has been made for U.S. income taxes because each Fund's policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the respective Fund's taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these "book and tax" differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of Mandatory Redeemable Preferred Shares ("MRPS") as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2020 – 2022 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Funds' organizational documents, each Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, a Fund may enter into contracts that provide general indemnifications to other parties. A Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against a Fund that have not yet occurred. Currently, the Funds' management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors, each Fund pays an annual fee, payable monthly based on the average weekly managed assets of the Fund, as shown below:

FUND	ANNUAL RATE
Convertible Opportunities and Income Fund	0.80%
Convertible and High Income Fund	0.80%
Strategic Total Return Fund	1.00%
Dynamic Convertible and Income Fund	1.00%
Global Dynamic Income Fund	1.00%
Global Total Return Fund	1.00%
Long/Short Equity & Dynamic Income Trust	1.35%

Each Fund reimburses Calamos Advisors for a portion of compensation paid to each Trust's Chief Compliance Officer. This compensation is reported as part of the "Trustees' fees and officer compensation" expense on the Funds' Statements of Operations.

The Funds have adopted a deferred compensation plan (the "Plan"). Under the Plan, a trustee who is not an "interested person" (as defined in the 1940 Act) and has elected to participate in the Plan (a "participating trustee") may defer receipt of all or a portion of his compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee's deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

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Notes to Financial Statements

At October 31, 2023, the Funds had deferred compensation balances, which are included in "Other assets" on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Convertible Opportunities and Income Fund	$165,660
Convertible and High Income Fund	142,968
Strategic Total Return Fund	202,387
Dynamic Convertible and Income Fund	0
Global Dynamic Income Fund	76,901
Global Total Return Fund	48,868
Long/Short Equity & Dynamic Income Trust	0

Each Fund's obligation to make payments under the Plan is a general obligation of the Fund and is included in "Payable for deferred compensation to trustees" on the Statements of Assets and Liabilities at October 31, 2023.

Calamos Long/Short Equity & Dynamic Income Trust recorded payment by affiliates in the amount of $1,223,984 for losses incurred on the disposal of investments that resulted due to the identification of an error during the year ended October 31, 2023. This amount is reported on the Fund's Statements of Operations and Financial Highlights under "Payments by affiliates" and " Net increase from payment by affiliates," respectively.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments, excluding investments sold short, for the year ended October 31, 2023 are shown in the table below. Furthermore, the cost of purchases to cover short sales and the proceeds of short sales were $654,892,857 and $754,111,384 for Long/Short Equity & Dynamic Income Fund, respectively.

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV'T SECURITIES	OTHER	U.S. GOV'T SECURITIES	OTHER
Convertible Opportunities and Income Fund	$—	$452,391,704	$33,104,297	$494,221,432
Convertible and High Income Fund	—	498,717,850	23,541,074	554,842,979
Strategic Total Return Fund	—	929,503,053	—	1,019,380,866
Dynamic Convertible and Income Fund	—	347,176,957	29,915,723	370,184,066
Global Dynamic Income Fund	—	660,744,824	15,772,099	661,581,692
Global Total Return Fund	—	160,752,534	2,750,623	163,225,971
Long/Short Equity & Dynamic Income Trust	—	944,956,681	—	986,888,558

The cost basis of investments for federal income tax purposes at October 31, 2023 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Convertible Opportunities and Income Fund	$1,255,349,334	$23,571,961	$(189,445,298)	$(165,873,337)
Convertible and High Income Fund	1,366,790,450	24,744,423	(207,346,940)	(182,602,517)
Strategic Total Return Fund	2,942,500,470	578,112,011	(313,693,683)	264,418,328
Dynamic Convertible and Income Fund	844,408,560	18,897,966	(127,620,129)	(108,722,163)
Global Dynamic Income Fund	740,299,828	9,762,185	(173,226,509)	(163,464,324)
Global Total Return Fund	157,905,304	3,609,165	(28,801,311)	(25,192,146)
Long/Short Equity & Dynamic Income Trust	241,462,274	10,585,950	(79,080,660)	(68,494,710)

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Note 4 – Income Taxes

For the fiscal year ended October 31, 2023, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Convertible Opportunities and Income Fund	$(535,414)	$18,534,527	$(17,999,113)
Convertible and High Income Fund	(510)	20,022,699	(20,022,189)
Strategic Total Return Fund	(649,022)	110,657,898	(110,008,876)
Dynamic Convertible and Income Fund	(470,337)	17,164,912	(16,694,575)
Global Dynamic Income Fund	(19,614,481)	30,458,638	(10,844,157)
Global Total Return Fund	(2,907,532)	6,254,259	(3,346,727)
Long/Short Equity & Dynamic Income Trust	(32)	(119,743)	119,775

Each Fund intends to make monthly distributions from its income available for distribution, which consists of each Fund's dividends and interest income after payment of Fund expenses, and net realized gains on investments. At least annually, each Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. Each Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

Distributions were characterized for federal income tax purposes as follows:

	YEAR OR PERIOD ENDED OCTOBER 31, 2023			YEAR ENDED OCTOBER 31, 2022
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	RETURN OF CAPITAL
Convertible Opportunities and Income Fund	$30,821,886	$58,448,531	—	$24,489,812	$63,422,635	—
Convertible and High Income Fund	32,248,272	63,794,457	—	22,215,664	72,535,445	—
Strategic Total Return Fund	17,803,791	190,612,272	—	35,001,817	171,625,596	—
Dynamic Convertible and Income Fund	16,264,044	48,555,021	—	5,018,611	57,501,392	—
Global Dynamic Income Fund	21,588,110	—	19,222,158	69,596,978	28,228,527	44,585,621
Global Total Return Fund	5,888,148	1,289,760	2,813,588	15,027,531	4,934,556	8,056,439
Long/Short Equity & Dynamic Income Trust	32,183,213	798,873	—	21,219,129	11,762,957	—

As of October 31, 2023, the components of accumulated earnings/(loss) on a tax basis were as follows:

	CONVERTIBLE OPPORTUNITIES AND INCOME FUND	CONVERTIBLE AND HIGH INCOME FUND	STRATEGIC TOTAL RETURN FUND	DYNAMIC CONVERTIBLE AND INCOME FUND
Undistributed ordinary income	$—	$—	$—	$—
Undistributed capital gains	2,231,502	442,758	4,141,607	4,987,751
Total undistributed earnings	2,231,502	442,758	4,141,607	4,987,751
Accumulated capital and other losses	—	—	(8,231,699)	—
Net unrealized gains/(losses)	(165,873,337)	(182,602,517)	264,399,772	(108,722,163)
Total accumulated earnings/(losses)	(163,641,835)	(182,159,759)	260,309,680	(103,734,412)
Other	(104,840)	(136,044)	(123,631)	—
Paid-in-capital	836,528,404	907,116,571	1,889,816,626	563,099,438
Net assets applicable to common shareholders	$672,781,729	$724,820,768	$2,150,002,675	$459,365,026

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Notes to Financial Statements

	GLOBAL DYNAMIC INCOME FUND	GLOBAL TOTAL RETURN FUND	LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
Undistributed ordinary income	$—	$—	$4,767,671
Undistributed capital gains	—	—	—
Total undistributed earnings	—	—	4,767,671
Accumulated capital and other losses	—	—	—
Net unrealized gains/(losses)	(163,667,896)	(25,255,338)	(68,500,156)
Total accumulated earnings/(losses)	(163,667,896)	(25,255,338)	(63,732,485)
Other	(206,675)	(91,992)	(4,118,672)
Paid-in-capital	546,739,904	114,926,525	392,628,225
Net assets applicable to common shareholders	$382,865,333	$89,579,195	$324,777,068

Note 5 – Short Sales

Calamos Global Dynamic Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust may sell securities short. Securities sold short represent obligations to deliver the securities at a future date. Each Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, a Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, a Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short. Other Income on the Statement of Operations consists of income from interest on short sales of $6,494,633 during the year ended October 31, 2023.

Note 6 – Derivative Instruments

Foreign Currency Risk. Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between a Fund and the counterparty and the amount of collateral due from a Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, a Fund's custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among a Fund, the custodian and the counterparty. The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that a Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to a Fund's custodian. The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

derivative instrument that is subject to the collateral requirement. Generally before a default, neither a Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Each Fund's net counterparty exposure, if any, is reflected in the Schedules of Investments. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts for any of the Funds at October 31, 2023.

Equity Risk. Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds ("ETFs"). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in a Fund's portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statements of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by each Fund do not typically give rise to counterparty credit risk since options written obligate each Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to each Fund since the exchange's clearinghouse, as counterparty to such instruments, guarantees against a possible default. As of October 31, 2023, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments.

Interest Rate Risk. Each Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund's borrowings (see Note 7—Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund's portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statements of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statements of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statements of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of each Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statements of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms, counterparty's creditworthiness, and the possible lack of liquidity with respect to the contracts.

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Notes to Financial Statements

As of October 31, 2023, the Funds had no outstanding interest rate swap agreements.

As of October 31, 2023, the Funds had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	CONVERTIBLE OPPORTUNITIES AND INCOME FUND
Gross amounts at fair value:
Purchased Options(1)	$1,175,700	$—
	$1,175,700	$—
	CONVERTIBLE AND HIGH INCOME FUND
Gross amounts at fair value:
Purchased Options(1)	$1,261,775	$—
	$1,261,775	$—
	ASSET DERIVATIVES	LIABILITY DERIVATIVES
	STRATEGIC TOTAL RETURN FUND
Gross amounts at fair value:
Purchased Options(1)	$1,526,300	$—
	$1,526,300	$—
	DYNAMIC CONVERTIBLE AND INCOME FUND
Gross amounts at fair value:
Purchased Options(1)	$1,037,475	$—
	$1,037,475	$—
	GLOBAL DYNAMIC INCOME FUND
Gross amounts at fair value:
Purchased Options(1)	$1,573,636	$—
Written Options(2)	—	160,840
	$1,573,636	$160,840
	GLOBAL TOTAL RETURN FUND
Gross amounts at fair value:
Purchased Options(1)	$324,467	$—
Written Options(2)	—	35,365
	$324,467	$35,365
	LONG/SHORT EQUITY & DYNAMIC INCOME TRUST
Gross amounts at fair value:
Purchased Options(1)	$3,105,465	$—
Written Options(2)	—	3,965,683
	$3,105,465	$3,965,683

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

For the year ended October 31, 2023, the volume of derivative activity for the Funds are reflected below:*

FUND	PURCHASED OPTIONS(1)	WRITTEN OPTIONS(2)
Convertible Opportunities and Income Fund	1,753	—
Convertible and High Income Fund	1,881	—
Strategic Total Return Fund	67,203	11,360
Dynamic Convertible and Income Fund	1,534	—
Global Dynamic Income Fund	38,769	5,648
Global Total Return Fund	9,801	1,244
Long/Short Equity & Dynamic Income Trust	394,136	413,960

*  Activity during the period is measured by opened number of contracts for options purchased or written.

(1)  Generally, the Statement of Assets and Liabilities location for Purchased Options is "Investments in securities, at value".

(2)  Generally, the Statement of Assets and Liabilities location for Written Options is "Options written, at value".

Note 7 – Notes Payable

The Funds have each entered into an Amended and Restated Liquidity Agreement (the "SSB Agreement") with State Street Bank and Trust Company ("SSB") that allows each Fund to borrow up to a certain limit as shown in the table below, as well as engage in securities lending and securities repurchase transactions.

FUND	BORROWING LIMIT (IN MILLIONS)
Convertible Opportunities and Income Fund	$430.0
Convertible and High Income Fund	480.0
Strategic Total Return Fund	1,130.0
Dynamic Convertible and Income Fund	370.0
Global Dynamic Income Fund	265.0
Global Total Return Fund	55.0
Long/Short Equity & Dynamic Income Trust	150.0

Advances under the SSB Agreement are secured by assets of the Funds that are held with the Funds' custodian in a separate account (the "pledged collateral"). Interest on the SSB Agreement was charged on the drawn amount at the rate of OBFR plus 0.80% from November 1, 2022 through June 30, 2023. The rate from July 1, 2023 through October 31, 2023 was OBFR plus 0.52%. A commitment fee of 0.10% is payable on any undrawn balance. For the year ended October 31, 2023, the Funds borrowed according to the table below:

FUND	AVERAGE BORROWINGS (IN MILLIONS)	AVERAGE INTEREST RATE	TOTAL OUTSTANDING BORROWINGS (IN MILLIONS)	INTEREST RATE APPLICABLE TO BORROWINGS
Convertible Opportunities and Income Fund	$323.6	5.35%	$314.4	5.65%
Convertible and High Income Fund	349.6	5.34%	340.4	5.64%
Strategic Total Return Fund	800.5	5.36%	800.5	5.64%
Dynamic Convertible and Income Fund	217.4	5.32%	210.0	5.62%
Global Dynamic Income Fund	109.0	5.36%	130.6	5.64%
Global Total Return Fund	25.0	5.31%	30.1	5.60%
Long/Short Equity & Dynamic Income Trust	120.0	5.41%	120.0	5.69%

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Notes to Financial Statements

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral received by SSB on behalf of the Fund is deposited by SSB in a custodial account of the Fund and then applied to repay borrowings under the SSB, such that the cash advanced to the Fund remains unchanged. Upon termination of a securities loan, SSB will advance to the Fund the cash collateral required to be returned by the Fund, or secure the appropriate amount through one or more securities lending transactions as the Fund's agent, and deposit the amount to a custodial account of the Fund and then subsequently return such amount to the securities borrower against return of the securities on loan. Again, the net cash to the Fund is unaltered. Only the composition of the advance is changed, and regardless of the composition of advances as between cash collateral for securities lending transactions or borrowings from SSB, they are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. The Fund has the right to recall securities which have been lent at any time. The securities lending arrangement with SSB involves characteristics common in arm's length relationships in which one party may benefit at the expense of the other party. As of October 31, 2023, the Funds had securities on loan under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities and are shown in the table below. The borrowings are categorized as Level 2 within the fair value hierarchy.

The composition of the securities on loan was as follows:

FUND	SECURITIES ON LOAN (IN MIILIONS)	FIXED INCOME SECURITIES (IN MILLIONS)	EQUITY SECURITIES (IN MILLIONS)
Convertible Opportunities and Income Fund	$52.9	$40.8	$12.1
Convertible and High Income Fund	48.1	40.1	8.0
Strategic Total Return Fund	721.1	80.8	640.3
Dynamic Convertible and Income Fund	15.0	9.2	5.8
Global Dynamic Income Fund	14.0	3.4	10.6
Global Total Return Fund	5.7	1.2	4.5
Long/Short Equity & Dynamic Income Trust	2.1	1.4	0.7

Note 8 – Mandatory Redeemable Preferred Shares

All Funds except Long/Short Equity & Dynamic Income Trust have MRPS issued and outstanding, each divided into four series with different mandatory redemption dates and dividend rates. On September 6, 2022 CHI had $33,250,000, CHY had $36,500,000, CSQ had $80,500,000, CCD had $21,250,000, CGO had $4,000,000, and CHW had $21,500,000 of Series A MRPS redeemed at $25.01 per share, respectively. The tables below summarizes the key terms of each series of the MRPS at October 31, 2023.

The MRPS are divided into four series with different mandatory redemption dates and dividend rates. The tables below summarizes the key terms of each Fund's series of the MRPS at October 31, 2023.

CONVERTIBLE OPPORTUNITIES AND INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series B	9/6/17	9/6/24	4.00%	1,330	$25	$33,250,000
Series C	9/6/17	9/6/27	4.24%	1,340	$25	$33,500,000
Series D	8/24/21	8/24/26	2.45%	1,320	$25	$33,000,000
Series E	3/8/22	5/24/27	2.68%	1,330	$25	$33,250,000
Total						$133,000,000

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

CONVERTIBLE AND HIGH INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series B	9/6/17	9/6/24	4.00%	1,460	$25	$36,500,000
Series C	9/6/17	9/6/27	4.24%	1,480	$25	$37,000,000
Series D	8/24/21	8/24/26	2.45%	1,400	$25	$35,000,000
Series E	3/8/22	5/24/27	2.68%	1,460	$25	$36,500,000
Total						$145,000,000

STRATEGIC TOTAL RETURN FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series B	9/6/17	9/6/24	4.00%	3,220	$25	$80,500,000
Series C	9/6/17	9/6/27	4.24%	3,240	$25	$81,000,000
Series D	8/24/21	8/24/26	2.45%	2,480	$25	$62,000,000
Series F	5/24/22	5/24/27	3.66%	4,000	$25	$100,000,000
Total						$323,500,000

DYNAMIC CONVERTIBLE AND INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series B	9/6/17	9/6/24	4.00%	850	$25	$21,250,000
Series C	9/6/17	9/6/27	4.24%	860	$25	$21,500,000
Series D	8/24/21	8/24/26	2.45%	1,120	$25	$28,000,000
Series E	3/8/22	5/24/27	2.68%	850	$25	$21,250,000
Total						$92,000,000

GLOBAL DYNAMIC INCOME FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series B	9/6/17	9/6/24	4.00%	860	$25	$21,500,000
Series C	9/6/17	9/6/27	4.24%	880	$25	$22,000,000
Series D	8/24/21	8/24/26	2.45%	200	$25	$5,000,000
Series E	3/8/22	5/24/27	2.68%	860	$25	$21,500,000
Total						$70,000,000

GLOBAL TOTAL RETURN FUND

SERIES	ISSUE DATE	TERM REDEMPTION DATE	DIVIDEND RATE	SHARES (000'S)	LIQUIDATION PREFERENCE PER SHARE	AGGREGATE LIQUIDATION PREFERENCE
Series B	9/6/17	9/6/24	4.00%	160	$25	$4,000,000
Series C	9/6/17	9/6/27	4.24%	160	$25	$4,000,000
Series D	8/24/21	8/24/26	2.45%	200	$25	$5,000,000
Series E	3/8/22	5/24/27	2.68%	160	$25	$4,000,000
Total						$17,000,000

www.calamos.com

Notes to Financial Statements

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in each Fund's Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

During the year ended October 31, 2023, all MRPS were rated `AA-' by Kroll Bond Rating Agency LLC ("KBRA"). If the ratings of the MRPS are downgraded, each Fund's dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated "AA-" by KBRA. If on the first day of a monthly dividend period the MRPS of any class are rated lower than "A" by KBRA, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS' dividend rate is also subject to increase during periods when a Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in "Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares" with each Fund's Statement of Operations.

With regard to the Series B and C MRPS, so long as any MRPS are outstanding, a Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRPS, unless (1) the Fund has satisfied the MRPS Overcollateralization Test (as defined below) on at least one "valuation date" in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (4) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund's paying agent for that purpose, subject to certain grace periods and exceptions.

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as KBRA, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund's MRPS' then-current rating(s) issued by Fitch or such other NSRSO, such as KBRA, by application of the applicable rating agency guidelines.

In accordance with that certain Statement of Preferences governing the Series D, E and F MRPS, for so long as any MRPS are outstanding, a Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively "non-cash distributions") with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Proviso); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code ("Tax Required Payments"). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

Except as otherwise required pursuant to the Funds' governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Funds as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of a Fund, voting separately as a class. Except during any time when a Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board on any matter submitted to them for their vote or to the vote of shareholders of a Fund generally.

Note 9 – Common Shares

Each Fund has unlimited common shares of beneficial interest authorized at October 31, 2023. Transactions in common shares for each fund at October 31, 2023 were as follows:

CONVERTIBLE OPPORTUNITIES AND INCOME FUND	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
Beginning shares	74,081,296	71,749,316
Shares sold	—	1,870,556
Shares issued through reinvestment of distributions	736,871	461,424
Ending shares	74,818,167	74,081,296
CONVERTIBLE AND HIGH INCOME FUND	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
Beginning shares	75,661,499	73,692,072
Shares sold	—	1,531,959
Shares issued through reinvestment of distributions	717,771	437,468
Ending shares	76,379,270	75,661,499
STRATEGIC TOTAL RETURN FUND	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
Beginning shares	158,887,622	157,310,716
Shares sold	702,814	1,115,111
Shares issued through reinvestment of distributions	744,690	461,795
Ending shares	160,335,126	158,887,622
DYNAMIC CONVERTIBLE AND INCOME FUND	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
Beginning shares	26,080,838	24,848,140
Shares sold	206,742	1,077,219
Shares issued through reinvestment of distributions	356,738	155,479
Ending shares	26,644,318	26,080,838
GLOBAL DYNAMIC INCOME FUND	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
Beginning shares	63,864,387	60,033,831
Shares sold	—	3,564,049
Shares issued through reinvestment of distributions	—	266,507
Ending shares	63,864,387	63,864,387
GLOBAL TOTAL RETURN FUND	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
Beginning shares	9,823,566	9,396,571
Shares sold	—	403,010
Shares issued through reinvestment of distributions	2,272	23,985
Ending shares	9,825,838	9,823,566

www.calamos.com

Notes to Financial Statements

LONG/SHORT EQUITY & DYNAMIC INCOME TRUST	YEAR ENDED OCTOBER 31, 2023	YEAR ENDED OCTOBER 31, 2022
Beginning shares	19,632,194	19,632,194
Shares sold	—	—
Shares issued through reinvestment of distributions	—	—
Ending shares	19,632,194	19,632,194

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that each Fund may from time to time purchase its shares of common stock in the open market.

The Funds also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of each Fund's common shares at the time such common shares are initially sold. For the year ended October 31, 2023, the Funds sold shares according to the table below:

FUND	AMOUNT IN EXCESS OF NET ASSET VALUE	AVERAGE SALES PRICE
Convertible Opportunities and Income Fund	$—	$—
Convertible and High Income Fund	—	—
Strategic Total Return Fund	0.0007	14.1107
Dynamic Convertible and Income Fund	0.0078	21.4314
Global Dynamic Income Fund	—	—
Global Total Return Fund	—	—
Long/Short Equity & Dynamic Income Trust	—	—

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

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Calamos Convertible Opportunities and Income Fund  Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2023	2022
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.26	$15.49
Income from investment operations:
Net investment income (loss)*	(0.10)	0.01
Net realized and unrealized gain (loss)	(0.03)	(4.11)
Total from investment operations	(0.13)	(4.10)
Less distributions to common shareholders from:
Net investment income	(0.15)	(0.27)
Net realized gains	(0.99)	(0.87)
Return of capital	—	—
Total distributions	(1.14)	(1.14)
Premiums from shares sold in at the market offerings	—	0.01
Net asset value, end of year	$8.99	$10.26
Market value, end of year	$9.99	$10.78
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	(2.27%)	(27.32%)
Market value	3.27%	(25.10%)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.40%	2.44%
Net investment income (loss)	(1.03%)	0.08%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$672,782	$759,716
Portfolio turnover rate	39%	39%
Average commission rate paid	$0.0188	$0.0215
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$133,000	$133,000
Notes Payable (000's omitted)	$314,400	$339,400
Asset coverage per $1,000 of loan outstanding(d)	$3,563	$3,630
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$211	$232

*  Net investment income (loss) calculated based on average shares method.

(a)  Amount is less than $0.005 per common share.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.38%, 1.34%, 1.23%, 1.26%, 1.29%, 1.28%, 1.24%, 1.24%, 1.50%, and 1.18%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Opportunities and Income Fund  Financial Highlights

	YEAR ENDED OCTOBER 31,
	2021	2020	2019	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$12.54	$10.64	$10.46	$11.35	$10.73	$11.68	$13.45	$13.20
Income from investment operations:
Net investment income (loss)*	(0.26)	0.49	0.50	0.57	0.57	0.60	0.62	0.72
Net realized and unrealized gain (loss)	4.31	2.37	0.64	(0.33)	1.19	(0.41)	(1.25)	0.67
Total from investment operations	4.05	2.86	1.14	0.24	1.76	0.19	(0.63)	1.39
Less distributions to common shareholders from:
Net investment income	(0.31)	(0.44)	(0.48)	(1.13)	(0.67)	(0.59)	(0.81)	(0.95)
Net realized gains	(0.79)	(0.52)	(0.31)	—	(0.08)	—	(0.02)	(0.19)
Return of capital	—	—	(0.17)	—	(0.39)	(0.55)	(0.31)	—
Total distributions	(1.10)	(0.96)	(0.96)	(1.13)	(1.14)	(1.14)	(1.14)	(1.14)
Premiums from shares sold in at the market offerings	— (a)	—	—	0.00 (a)	0.00 (a)	—	0.00 (a)	0.00 (a)
Net asset value, end of year	$15.49	$12.54	$10.64	$10.46	$11.35	$10.73	$11.68	$13.45
Market value, end of year	$15.81	$10.89	$10.67	$9.91	$11.59	$9.89	$10.41	$13.69
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	33.21%	29.38%	11.75%	1.81%	17.48%	3.19%	(4.69%)	10.90%
Market value	56.56%	12.04%	18.29%	(5.54%)	30.15%	6.72%	(16.54%)	13.83%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	1.83%	2.20%	2.88%	2.52%	1.88%	1.74%	1.84%	1.47%
Net investment income (loss)	(1.76%)	4.36%	4.77%	5.11%	5.17%	5.61%	4.90%	5.38%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$1,111,526	$889,577	$754,310	$741,306	$797,968	$750,773	$817,491	$931,703
Portfolio turnover rate	46%	76%	51%	58%	90%	34%	36%	40%
Average commission rate paid	$0.0215	$0.0213	$0.0188	$0.0270	$0.0282	$0.0220	$0.0303	$0.0294
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$133,000	$100,000	$100,000	$100,000	$100,000	$—	$—	$—
Notes Payable (000's omitted)	$399,400	$288,400	$277,400	$288,000	$275,000	$306,000	$353,000	$360,000
Asset coverage per $1,000 of loan outstanding(d)	$4,116	$4,431	$4,080	$3,921	$4,265	$3,454	$3,316	$3,588
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$309	$319	$283	$282	$293	$—	$—	$—

www.calamos.com

Calamos Convertible and High Income Fund  Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2023	2022
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$10.81	$16.38
Income from investment operations:
Net investment income (loss)*	(0.12)	0.00
Net realized and unrealized gain (loss)	0.00	(4.38)
Total from investment operations	(0.12)	(4.38)
Less distributions to common shareholders from:
Net investment income	(0.15)	(0.27)
Net realized gains	(1.05)	(0.93)
Return of capital	—	—
Total distributions	(1.20)	(1.20)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—
Premiums from shares sold in at the market offerings	—	0.01
Net asset value, end of year	$9.49	$10.81
Market value, end of year	$10.87	$11.00
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	(1.99%)	(27.50%)
Market value	10.32%	(27.25%)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.41%	2.45%
Net investment income (loss)	(1.11%)	(0.02%)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$724,821	$817,828
Portfolio turnover rate	40%	36%
Average commission rate paid	$0.0188	$0.0205
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$145,000	$145,000
Notes Payable (000's omitted)	$340,400	$365,400
Asset coverage per $1,000 of loan outstanding(d)	$3,556	$3,635
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$209	$229

*  Net investment income (loss) calculated based on average shares method.

(a)  Amount is less than $0.005 per common share.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.38%, 1.34%, 1.23%, 1.27%, 1.30%, 1.28%, 1.24%, 1.25%, 1.21%, and 1.18%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible and High Income Fund  Financial Highlights

	YEAR ENDED OCTOBER 31,
	2021	2020	2019	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.22	$11.18	$11.02	$11.96	$11.33	$12.39	$14.24	$13.89
Income from investment operations:
Net investment income (loss)*	(0.30)	0.53	0.54	0.60	0.61	0.65	0.73	0.79
Net realized and unrealized gain (loss)	4.61	2.53	0.64	(0.35)	1.22	(0.51)	(1.38)	0.69
Total from investment operations	4.31	3.06	1.18	0.25	1.83	0.14	(0.65)	1.48
Less distributions to common shareholders from:
Net investment income	(0.29)	(0.46)	(0.51)	(1.19)	(0.70)	(0.69)	(0.98)	(1.13)
Net realized gains	(0.86)	(0.56)	(0.34)	—	—	—	—	—
Return of capital	—	—	(0.17)	—	(0.50)	(0.51)	(0.22)	—
Total distributions	(1.15)	(1.02)	(1.02)	(1.19)	(1.20)	(1.20)	(1.20)	(1.13)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	0.00 (a)	—	0.00 (a)	—	—
Premiums from shares sold in at the market offerings	0.00 (a)	—	—	0.00 (a)	—	—	—	—
Net asset value, end of year	$16.38	$13.22	$11.18	$11.02	$11.96	$11.33	$12.39	$14.24
Market value, end of year	$16.61	$11.50	$11.10	$10.86	$11.96	$10.47	$11.61	$14.47
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	33.56%	29.87%	11.46%	1.75%	17.28%	2.55%	(4.65%)	11.22%
Market value	55.69%	13.79%	12.29%	0.28%	26.91%	1.13%	(12.08%)	22.16%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	1.84%	2.22%	2.91%	2.54%	1.89%	1.78%	1.57%	1.47%
Net investment income (loss)	(1.88%)	4.45%	4.85%	5.13%	5.25%	5.73%	5.38%	5.57%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$1,207,158	$968,077	$818,412	$806,342	$868,817	$822,183	$898,695	$1,029,902
Portfolio turnover rate	44%	76%	47%	58%	89%	34%	37%	35%
Average commission rate paid	$0.0216	$0.0225	$0.0187	$0.0260	$0.0282	$0.0221	$0.0286	$0.0292
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$145,000	$110,000	$110,000	$110,000	$110,000	$—	$—	$—
Notes Payable (000's omitted)	$435,400	$318,400	$303,900	$315,500	$302,500	$337,000	$398,000	$400,000
Asset coverage per $1,000 of loan outstanding(d)	$4,106	$4,386	$4,055	$3,904	$4,236	$3,440	$3,258	$3,575
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$308	$317	$280	$280	$291	$—	$—	$—

www.calamos.com

Calamos Strategic Total Return Fund  Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2023	2022
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.57	$18.62
Income from investment operations:
Net investment income (loss)*	(0.09)	0.05
Net realized and unrealized gain (loss)	1.16	(3.87)
Total from investment operations	1.07	(3.82)
Less distributions to common shareholders from:
Net investment income	(0.63)	(0.26)
Net realized gains	(0.60)	(0.97)
Return of capital	—	—
Total distributions	(1.23)	(1.23)
Premiums from shares sold in at the market offerings(a)	0.0007	0.0010
Net asset value, end of year	$13.41	$13.57
Market value, end of year	$12.83	$13.76
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	7.89%	(21.11%)
Market value	1.80%	(21.52%)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.09%	2.50%
Net investment income (loss)	(0.62%)	0.31%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$2,150,003	$2,156,658
Portfolio turnover rate	29%	24%
Average commission rate paid	$0.0194	$0.0189
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$323,500	$323,500
Notes Payable (000's omitted)	$800,500	$800,500
Asset coverage per $1,000 of loan outstanding(d)	$4,090	$4,098
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$253	$254

*  Net investment income (loss) calculated based on average shares method.

(a)  Amount is less than $0.005 per common share.

(b)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.57%, 1.53%, 1.44%, 1.54%, 1.55%, 1.53%, 1.47%, 1.49%, 1.47% and 1.44%, respectively.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Strategic Total Return Fund  Financial Highlights

	YEAR ENDED OCTOBER 31,
	2021	2020	2019	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$13.30	$12.93	$12.25	$12.76	$11.13	$11.67	$12.51	$11.86
Income from investment operations:
Net investment income (loss)*	0.10	0.21	0.18	0.16	0.26	0.30	0.38	0.42
Net realized and unrealized gain (loss)	6.42	1.24	1.49	0.32	2.36	0.15	(0.23)	1.16
Total from investment operations	6.52	1.45	1.67	0.48	2.62	0.45	0.15	1.58
Less distributions to common shareholders from:
Net investment income	(0.29)	(0.54)	(0.16)	(0.48)	(0.85)	(0.46)	(0.66)	(0.55)
Net realized gains	(0.91)	(0.54)	(0.83)	(0.51)	(0.14)	(0.16)	—	(0.16)
Return of capital	—	—	—	—	—	(0.37)	(0.33)	(0.22)
Total distributions	(1.20)	(1.08)	(0.99)	(0.99)	(0.99)	(0.99)	(0.99)	(0.93)
Premiums from shares sold in at the market offerings(a)	0.0026	—	—	—	—	—	—	—
Net asset value, end of year	$18.62	$13.30	$12.93	$12.25	$12.76	$11.13	$11.67	$12.51
Market value, end of year	$18.98	$12.80	$13.02	$11.75	$12.33	$9.95	$10.20	$11.82
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(b)
Net asset value	50.32%	12.33%	14.46%	3.81%	25.11%	5.48%	1.98%	14.46%
Market value	59.21%	7.36%	20.16%	3.05%	35.23%	7.89%	(5.66%)	21.46%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	2.03%	2.45%	3.05%	2.74%	2.09%	1.97%	1.81%	1.72%
Net investment income (loss)	0.60%	1.64%	1.42%	1.25%	2.17%	2.73%	3.11%	3.39%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$2,928,463	$2,061,019	$2,000,709	$1,893,000	$1,971,910	$1,719,456	$1,803,026	$1,932,218
Portfolio turnover rate	27%	36%	26%	27%	65%	31%	23%	20%
Average commission rate paid	$0.0206	$0.0212	$0.0270	$0.0217	$0.0240	$0.0307	$0.0336	$0.0210
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$304,000	$242,000	$242,000	$242,000	$242,000	$—	$—	$—
Notes Payable (000's omitted)	$880,000	$703,000	$668,000	$713,000	$543,000	$682,000	$716,000	$725,000
Asset coverage per $1,000 of loan outstanding(d)	$4,673	$4,276	$4,357	$3,995	$5,077	$3,521	$3,518	$3,665
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$338	$311	$301	$294	$285	$—	$—	$—

www.calamos.com

Calamos Dynamic Convertible and Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2023	2022
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$20.19	$31.73
Income from investment operations:
Net investment income (loss)*	(0.63)	(0.43)
Net realized and unrealized gain (loss)	0.01	(8.81)
Total from investment operations	(0.62)	(9.24)
Less distributions to common shareholders from:
Net investment income	(0.03)	(0.24)
Net realized gains	(2.31)	(2.10)
Return of capital	—	—
Total distributions	(2.34)	(2.34)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—
Premiums from shares sold in at the market offerings	0.0078 (b)	0.0384
Net asset value, end of year	$17.24	$20.19
Market value, end of year	$17.07	$21.89
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(c)(d)
Net asset value	(4.26%)	(29.91%)
Market value	(12.56%)	(26.08%)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(d)	4.63%	2.75%
Net investment income (loss)	(3.19%)	(1.73%)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$459,365	$526,613
Portfolio turnover rate	44%	42%
Average commission rate paid	$0.0185	$0.0563
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$92,000	$92,000
Notes Payable (000's omitted)	$210,000	$230,000
Asset coverage per $1,000 of loan outstanding(f)	$3,626	$3,690
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(g)	$207	$231

•  Commencement of operations.

*  Net investment income (loss) calculated based on average shares method.

(a)  Net of sales load of $1.125 on initial shares issued and beginning net asset value of $23.875.

(b)  Amount is less than $0.01

(c)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(d)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.70%, 1.65%, 1.51%, 1.56%, 1.61%, 1.57%, 1.51%, 1.52% and 1.56%, respectively.

(e)  Annualized.

(f)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(g)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Dynamic Convertible and Income Fund Financial Highlights

	YEAR ENDED OCTOBER 31,							MARCH 27, 2015• THROUGH OCTOBER 31,
	2021	2020	2019	2018	2017	2016		2015
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$25.00	$19.93	$19.55	$21.03	$19.56	$21.63		$23.88	(a)
Income from investment operations:
Net investment income (loss)*	(1.21)	0.70	0.73	0.85	0.86	0.89		0.48
Net realized and unrealized gain (loss)	10.20	6.37	1.65	(0.33)	2.61	(0.96)		(1.84)
Total from investment operations	8.99	7.07	2.38	0.52	3.47	(0.07)		(1.36)
Less distributions to common shareholders from:
Net investment income	(0.25)	(0.70)	(0.50)	(2.00)	(0.91)	(0.99)		(0.84)
Net realized gains	(2.01)	(1.30)	(0.80)	—	—	(0.00	)(b)	—
Return of capital	—	—	(0.70)	—	(1.09)	(1.01)		—
Total distributions	(2.26)	(2.00)	(2.00)	(2.00)	(2.00)	(2.00)		(0.84)
Capital charge resulting from issuance of common and preferred shares and related offering costs	—	—	—	—	—	—		(0.05)
Premiums from shares sold in at the market offerings	0.0078	—	—	—	—	—		—
Net asset value, end of year	$31.73	$25.00	$19.93	$19.55	$21.03	$19.56		$21.63
Market value, end of year	$32.62	$22.35	$20.65	$18.94	$20.49	$17.83		$19.28
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(c)(d)
Net asset value	36.76%	38.59%	13.05%	2.40%	19.19%	1.03%		(5.78%)
Market value	57.27%	19.58%	20.85%	1.82%	27.40%	3.32%		(19.79%)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(d)	2.10%	2.50%	3.22%	2.82%	2.17%	2.02%		1.91	%(e)
Net investment income (loss)	(3.97%)	3.22%	3.70%	4.06%	4.26%	4.48%		3.65	%(e)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$788,554	$612,024	$487,709	$477,256	$512,737	$477,070		$527,472
Portfolio turnover rate	48%	85%	50%	67%	78%	40%		23%
Average commission rate paid	$0.0217	$0.0243	$0.0182	$0.0249	$0.0212	$0.0233		$0.0198
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$92,000	$64,000	$64,000	$64,000	$64,000	$—		$—
Notes Payable (000's omitted)	$270,000	$204,600	$180,600	$187,500	$169,000	$195,000		$220,000
Asset coverage per $1,000 of loan outstanding(f)	$4,261	$4,304	$4,055	$3,887	$4,413	$3,447		$3,398
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(g)	$313	$344	$286	$285	$291	$—		$—

www.calamos.com

Calamos Global Dynamic Income Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2023	2022
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$6.12	$10.14
Income from investment operations:
Net investment income (loss)*	(0.08)	(0.07)
Net realized and unrealized gain (loss)	0.55	(3.15)
Total from investment operations	0.47	(3.22)
Less distributions to common shareholders from:
Net investment income	(0.10)	(0.01)
Net realized gains	(0.20)	(0.09)
Return of capital	(0.30)	(0.72)
Total distributions	(0.60)	(0.82)
Premiums from shares sold in at the market offerings	—	0.0191
Net asset value, end of year	$5.99	$6.12
Market value, end of year	$5.22	$5.64
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	8.29%	(32.89%)
Market value	2.40%	(39.64%)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	3.68%	2.73%
Net investment income (loss)	(1.19%)	(0.85%)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$382,865	$391,101
Portfolio turnover rate	114%	134%
Average commission rate paid	$0.0036	$0.0117
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$70,000	$70,000
Notes Payable (000's omitted)	$130,550	$109,550
Asset coverage per $1,000 of loan outstanding(c)	$4,469	$5,209
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$208	$204

*  Net investment income (loss) calculated based on average shares method.

(a)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)  Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.58%, 1.66%, 1.55%, 1.61%, 1.65%, 1.60%, 1.53%, 1.54%, 1.53% and 1.48%, respectively.

(c)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Dynamic Income Fund Financial Highlights

	YEAR ENDED OCTOBER 31,
	2021	2020	2019	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$8.03	$7.90	$7.98	$9.21	$8.16	$8.92	$9.86	$10.05
Income from investment operations:
Net investment income (loss)*	0.03	0.15	0.17	0.18	0.22	0.28	0.28	0.40
Net realized and unrealized gain (loss)	2.92	0.82	0.59	(0.57)	1.67	(0.20)	(0.38)	0.21
Total from investment operations	2.95	0.97	0.76	(0.39)	1.89	0.08	(0.10)	0.61
Less distributions to common shareholders from:
Net investment income	(0.15)	(0.32)	(0.28)	(0.84)	(0.76)	(0.46)	(0.72)	(0.70)
Net realized gains	(0.69)	(0.52)	(0.14)	—	(0.08)	—	—	—
Return of capital	—	—	(0.42)	—	—	(0.38)	(0.12)	(0.10)
Total distributions	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)	(0.80)
Premiums from shares sold in at the market offerings	0.0026	—	—	—	—	—	—	—
Net asset value, end of year	$10.14	$8.03	$7.90	$7.98	$9.21	$8.16	$8.92	$9.86
Market value, end of year	$10.39	$7.80	$8.13	$7.59	$9.13	$7.16	$7.68	$9.01
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	37.46%	14.00%	10.29%	(4.85%)	25.23%	2.98%	(0.15%)	7.02%
Market value	45.01%	7.60%	19.34%	(8.71%)	41.48%	4.95%	(5.92%)	10.93%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.27%	2.70%	3.41%	2.97%	2.23%	2.06%	1.89%	1.79%
Net investment income (loss)	0.26%	1.91%	2.12%	1.95%	2.58%	3.42%	2.97%	3.92%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$609,038	$476,533	$468,186	$471,953	$543,275	$481,513	$526,508	$581,624
Portfolio turnover rate	117%	128%	78%	93%	99%	29%	45%	32%
Average commission rate paid	$0.0173	$0.0210	$0.0279	$0.0199	$0.0295	$0.0289	$0.0244	$0.0269
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$70,000	$65,000	$65,000	$65,000	$65,000	$—	$—	$—
Notes Payable (000's omitted)	$206,500	$153,250	$174,500	$204,000	$160,000	$196,000	$224,400	$230,000
Asset coverage per $1,000 of loan outstanding(c)	$4,288	$4,534	$4,056	$3,632	$4,802	$3,457	$3,346	$3,529
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$316	$267	$272	$285	$295	$—	$—	$—

www.calamos.com

Calamos Global Total Return Fund Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	YEAR ENDED OCTOBER 31,
	2023	2022
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$9.59	$15.82
Income from investment operations:
Net investment income (loss)*	(0.17)	(0.12)
Net realized and unrealized gain (loss)	0.66	(4.96)
Total from investment operations	0.49	(5.08)
Less distributions to common shareholders from:
Net investment income	(0.17)	(0.08)
Net realized gains	(0.50)	(0.26)
Return of capital	(0.29)	(0.84)
Total distributions	(0.96)	(1.18)
Premiums from shares sold in at the market offerings	—	0.0279
Net asset value, end of year	$9.12	$9.59
Market value, end of year	$8.15	$9.12
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	5.26%	(33.22%)
Market value	(0.98%)	(36.65%)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	3.86%	2.86%
Net investment income (loss)	(1.73%)	(0.93%)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$89,579	$94,186
Portfolio turnover rate	120%	118%
Average commission rate paid	$0.0038	$0.0123
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$17,000	$17,000
Notes Payable (000's omitted)	$30,100	$26,000
Asset coverage per $1,000 of loan outstanding(c)	$4,541	$5,276
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$201	$202

*  Net investment income (loss) calculated based on average shares method.

(a)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)  Ratio of net expenses, excluding interest expense on Notes payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.82%, 1.83%, 1.69%, 1.75%, 1.75% , 1.69%,1.62%, 1.62%, 1.63%, and 1.59%, respectively.

(c)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

(d)  Calculated by subtracting the Fund's total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund's total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Total Return Fund Financial Highlights

	YEAR ENDED OCTOBER 31,
	2021	2020	2019	2018	2017	2016	2015	2014
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of year	$11.99	$11.60	$11.65	$13.40	$12.19	$13.29	$14.21	$14.56
Income from investment operations:
Net investment income (loss)*	(0.06)	0.17	0.17	0.18	0.23	0.21	0.22	0.26
Net realized and unrealized gain (loss)	5.05	1.40	0.98	(0.73)	2.18	(0.11)	0.06	0.59
Total from investment operations	4.99	1.57	1.15	(0.55)	2.41	0.10	0.28	0.85
Less distributions to common shareholders from:
Net investment income	(0.24)	(0.31)	(0.41)	(0.97)	(1.09)	(0.99)	(0.85)	(0.85)
Net realized gains	(0.96)	(0.89)	(0.24)	(0.23)	(0.11)	(0.20)	—	(0.19)
Return of capital	—	—	(0.55)	—	—	(0.01)	(0.35)	(0.16)
Total distributions	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)	(1.20)
Premiums from shares sold in at the market offerings	0.0362	0.0176	—	0.0236	—	—	—	—
Net asset value, end of year	$15.82	$11.99	$11.60	$11.65	$13.40	$12.19	$13.29	$14.21
Market value, end of year	$15.86	$11.63	$12.12	$11.50	$13.98	$10.96	$11.96	$13.57
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	42.86%	15.08%	10.35%	(5.06%)	21.44%	2.22%	2.39%	6.19%
Market value	47.65%	6.83%	16.80%	(10.17%)	40.91%	2.13%	(3.51%)	5.54%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.30%	2.75%	3.42%	2.98%	2.34%	2.11%	2.00%	1.92%
Net investment income (loss)	(0.37%)	1.50%	1.48%	1.39%	1.87%	1.73%	1.56%	1.78%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$148,697	$106,882	$100,526	$100,722	$113,638	$103,158	$112,474	$120,277
Portfolio turnover rate	120%	153%	81%	119%	134%	114%	76%	95%
Average commission rate paid	$0.0179	$0.0214	$0.0317	$0.0203	$0.0272	$0.0279	$0.0279	$0.0253
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000's omitted)	$17,000	$12,000	$12,000	$12,000	$12,000	$—	$—	$—
Notes Payable (000's omitted)	$50,500	$37,000	$38,300	$43,000	$36,000	$42,000	$44,000	$49,000
Asset coverage per $1,000 of loan outstanding(c)	$4,281	$4,213	$3,938	$3,621	$4,490	$3,456	$3,556	$3,455
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(d)	$318	$325	$314	$324	$337	$—	$—	$—
www.calamos.com

Calamos Long/Short Equity and Dynamic Income Trust  Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	YEAR ENDED OCTOBER 31,			NOVEMBER 29, 2019• THROUGH OCTOBER 31,
	2023	2022	2021	2020
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$17.66	$21.52	$17.44	$20.00
Income from investment operations:
Net investment income (loss)*	0.24	0.18	0.22	0.31
Net realized and unrealized gain (loss)	0.32	(2.36)	5.42	(1.84)
Total from investment operations	0.56	(2.18)	5.64	(1.53)
Less distributions to common shareholders from:
Net investment income	(0.34)	(0.40)	(0.55)	(0.40)
Net realized gains	(1.34)	(1.28)	(1.01)	(0.63)
Total distributions	(1.68)	(1.68)	(1.56)	(1.03)
Premiums from shares sold in at the market offerings	—	—	—	—
Net asset value, end of period	$16.54	$17.66	$21.52	$17.44
Market value, end of period	$13.73	$15.75	$20.68	$14.13
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value(b)	4.32%	(10.05%)	33.57%	(6.72%)
Market value	(2.85%)	(16.56%)	58.49%	(24.42%)
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(c)	4.52%	3.21%	2.45%	2.12	%(d)
Net investment income (loss)	1.34%	0.89%	1.03%	1.82	%(d)
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of year (000)	$324,777	$346,747	$422,483	$342,473
Portfolio turnover rate	210%	222%	213%	155%
Average commission rate paid	$0.0136	$0.0126	$0.0109	$0.0113
Notes Payable (000's omitted)	$120,000	$120,000	$120,000	$69,200
Asset coverage per $1,000 of loan outstanding(e)	$3,706	$3,890	$4,521	$5,949

•  Commencement of operations.

*  Net investment income (loss) calculated based on average shares method.

(a)  Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund's portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)  Includes payment by affiliates, which impacted the total return. Excluding such payment the total return would be 3.97% (see Note 2).

(c)  Ratio of net expenses, excluding interest expense on Notes Payable and dividend expense on short positions, to average net assets was 1.98%, 1.92%, 1.75% and 1.62%, respectively.

(d)  Annualized.

(e)  Calculated by subtracting the Fund's total liabilities (not including Notes payable) from the Fund's total assets and dividing this by the amount of Notes payable outstanding, and by multiplying the result by 1,000.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund, Calamos Global Dynamic Income Fund, Calamos Global Total Return Fund, and Calamos Long/Short Equity & Dynamic Income Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund, Calamos Global Dynamic Income Fund, Calamos Global Total Return Fund, and Calamos Long/Short Equity & Dynamic Income Trust (the "Funds"), including the schedules of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for the periods indicated in the table below, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund	Financial Highlights
Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Global Total Return Fund	For each of the ten years in the year then ended
Calamos Dynamic Convertible and Income Fund	For each of the eight years in the year then ended and for the period March 27, 2015 (commencement of operations) through October 31, 2015
Calamos Long/Short Equity & Dynamic Income Trust	For each of the three years in the year then ended and for the period from November 29, 2019 (commencement of operations) through October 31, 2020

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Chicago, Illinois

December 20, 2023

We have served as the auditor of one or more Calamos Advisors LLC investment companies since 2003.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

The Boards of Trustees ("Board" or the "Trustees") of Calamos Convertible Opportunities and Income Fund (CHI), Calamos Convertible and High Income Fund (CHY), Calamos Strategic Total Return Fund (CSQ), Calamos Dynamic Convertible and Income Fund (CCD), Calamos Global Dynamic Income Fund (CHW), Calamos Global Total Return Fund (CGO), and Calamos Long/Short Equity & Dynamic Income Trust (CPZ) (each a "Fund" and together, the "Funds") oversees the management of the Funds and, as required by law, determines annually whether to continue each Fund's management agreement with Calamos Advisors LLC ("Adviser") pursuant to which the Adviser serves as the investment manager and administrator for each Fund. The "Independent Trustees," who comprise more than 80% of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreements, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of each agreement, the Independent Trustees were advised by their counsel, and in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 21, 2023, based on their evaluation of the information referred to above and other information provided in this and previous meetings, the Trustees determined that the overall arrangements between each Fund and the Adviser were fair in light of the nature, quality and extent of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to each Fund except Calamos Dynamic Convertible and Income Fund through July 31, 2024 and through September 30, 2024 with respect to Calamos Dynamic Convertible and Income Fund subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreements, the Board considered, among other things: (i) the nature, quality and extent of the Adviser's services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other, comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with each Fund. In the Board's deliberations, no single factor was responsible for the Board's decision to approve continuation of the management agreements, and each Trustee may have afforded different weight to the various factors.

Nature, Quality and Extent of Services. The Board's consideration of the nature, quality and extent of the Adviser's services to the Funds took into account the knowledge gained from the Board's meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser's long-term history of managing each Fund; the consistency of investment approach; the background and experience of the Adviser's investment personnel responsible for managing each Fund; and the Adviser's performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser's resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser's key investment personnel have made in each Fund, which further aligns the interests of the Adviser and its personnel with those of each Fund's shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds' Chief Compliance Officer.

The Board also considered the information provided by the Adviser regarding each Fund's performance and the steps the Adviser is taking to improve performance. In particular, the Board noted the additional personnel added to the Adviser's investment team, which includes portfolio managers, research analysts, research associates and risk management personnel. The Board also noted the Adviser's significant investment into its infrastructure and investment processes.

Investment Performance of the Funds. The Board considered each Fund's investment performance over various time periods, including how the Fund performed compared to the average performance of a group of comparable funds (the Fund's "Category") selected by an independent third-party service provider. The performance periods considered by the Board ended on March 31, 2023. Where available, the Board considered one-, three-, five- and ten-year performance. Further detail considered by the Board regarding the investment performance of each Fund is set forth below.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement (Unaudited)

For Calamos Convertible Opportunities and Income Fund ("CHI"), the Board considered that CHI outperformed its Category average for the three-, five- and ten-year periods and underperformed for the year-to-date and one-year period.

For Calamos Convertible and High Income Fund ("CHY"), the Board considered that CHY outperformed its Category average for the three-, five- and ten-year periods and underperformed for the remaining periods.

For Calamos Strategic Total Return Fund ("CSQ"), the Board considered that CSQ outperformed its Category average for the year-to-date and three-, five- and ten-year periods and underperformed for the one-year period.

For Calamos Dynamic Convertible and Income Fund ("CCD"), the Board considered that CCD outperformed its Category average for the three- and five—year periods and underperformed for the remaining periods.

For Calamos Global Dynamic Income Fund ("CHW"), the Board considered that, while CHW underperformed its Category average for all periods, it ranked in the 1st quartile when compared to its Category for the year-to-date period and outperformed its benchmark for the year-to-date and three-year periods.

For Calamos Global Total Return Fund ("CGO"), the Board considered that CGO outperformed its Category average for the year-to-date and five-year periods and underperformed for the remaining periods. The Board also considered that CGO ranked in the 38th percentile of its Category for the three-year period and in the 33rd percentile of its Category for the ten-year period.

For Calamos Long/Short Equity & Dynamic Income Trust ("CPZ"), the Board considered that CPZ outperformed its Category average for the one-year period and underperformed its Category average for the year-to-date and three-year periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by an independent third-party service provider, the Board evaluated each Fund's actual management fee rate compared to the median management fee rate for other closed-end funds similar in size, character and investment strategy (the Fund's "Expense Group"), and the Fund's total expense ratio compared to the median total expense ratio of the Fund's Expense Group.

The Board also reviewed the Adviser's management fee rates for its institutional separate accounts, other advisory accounts and sub-advisory accounts with comparable investment strategies. The Board took into account that although, generally, the rates of fees paid by institutional clients or for sub-advisory services were lower than the rates of fees paid by each Fund, the differences reflected the Adviser's greater level of responsibilities and significantly broader scope of services regarding each Fund, the more extensive regulatory obligations and risks associated with managing each Fund, and other financial considerations with respect to creation and sponsorship of each Fund. The Board considered factors that led to more expenses for registered funds including but not limited to: (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rates of assets under management, (v) entrepreneurial risk assumed by the Adviser and (vi) greater exposure to "make whole" errors.

The Board also considered the Adviser's costs in serving as each Fund's investment adviser and manager, including but not limited to costs associated with technology, infrastructure and compliance necessary to manage each Fund. The Board reviewed the Adviser's methodology for allocating costs among the Adviser's lines of business. The Board also considered information regarding the structure of the Adviser's compensation program for portfolio managers, analysts and certain other employees, and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as the Funds' investment manager and of the Adviser and its affiliates in all of their relationships with the Funds, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser's other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board reviewed the financial statements of the Adviser's parent company and discussed its corporate structure. Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below.

For CHI, the Board considered that although CHI's management fee rate is higher than the median of the its Expense Group, its total expense ratio is equal to the median of its Expense Group. The Board reviewed CHI's expenses in light of its performance record.

For CHY, the Board considered that although CHY's management fee rate is higher than the median of its Expense Group, its total expense ratio is lower than the median of its Expense Group. The Board reviewed CHY's expenses in light of its performance record.

www.calamos.com

Trustee Approval of Management Agreement (Unaudited)

For CSQ, the Board considered that the CSQ's total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board reviewed CSQ's expenses in light of its performance record.

For CCD, the Board considered that the CCD's total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board reviewed CCD's expenses in light of its performance record.

For CHW, the Board considered that the CHW's total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board noted that CHW's management fee rate was within one basis point of the Expense Group median. The Board also noted the small number of peer funds in its Category and the exclusion of funds that, like the CHW, use leverage.

For CGO, the Board considered that CGO's total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board also noted the small number of peer funds in its Category and the exclusion of funds that, like CGO, use leverage.

For CPZ, the Board considered that CPZ's total expense ratio and management fee rate are higher than the respective Expense Group medians. The Board reviewed CPZ's expenses in light of its performance record.

Economies of Scale. The Board considered whether each Fund's management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board also considered the benefits accruing to shareholders from the Adviser's investments into its infrastructure and investment processes.

Other Benefits Derived from the Relationship with the Funds. The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds. The Board concluded that while the Adviser may potentially benefit from its relationship with the Funds in ways other than the fees payable by the Funds, the Funds also may benefit from their relationship with the Adviser in ways other than the services to be provided by the Adviser and its affiliates pursuant to their agreement with the Funds and the fees payable by each Fund.

The Board also considered the Adviser's use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser and concluded, based on reports from the Funds' Chief Compliance Officer, that the Adviser's use of "soft" commission dollars to obtain research products and services was consistent with regulatory requirements.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each Fund and each Fund's shareholders.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

The management of each Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the lifetime of the Trust or until such trustee's earlier resignation, death or removal; however, each trustee who is not an interested person of the Funds shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years. Each Fund's Statement of Additional Information contains additional information about the Trustees and Officers and is available without charge, upon request, at www.calamos.com or by calling 800.582.6959.

The following table sets forth each trustee's name, year of birth, position(s) with the Funds, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed. Each Trustee oversees each Fund.

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUNDS^	PORTFOLIOS IN FUND COMPLEX^^ OVERSEEN		PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Trustees who are interested persons of the Funds:
John P. Calamos, Sr. (1940)*	Chairman, Trustee and President (since 2002)	31

Founder, Chairman and Global Chief Investment Officer, Calamos Asset Management, Inc. ("CAM"), Calamos Investments LLC ("CILLC"), Calamos Advisors LLC and its predecessor ("Calamos Advisors") and Calamos Wealth Management LLC ("CWM"); Director, CAM; Global Chief Investment Officer, Calamos Antetokounmpo Asset Management LLC ("CGAM"); and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor ("CFS"), CAM, CILLC, Calamos Advisors, and CWM

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Trustees who are not interested persons of the Funds:
John E. Neal (1950)	Trustee (since 2002); Lead Independent Trustee (since 2019)	32	^^^

Retired; private investor; Director, Equity Residential Trust (publicly-owned REIT); Director, Creation Investments (private international microfinance company); Director, Centrust Bank (Northbrook, Illinois community bank); formerly, Director, Neuro-ID (private company providing prescriptive analytics for the risk industry) (until 2021); formerly, Partner, Linden LLC (health care private equity) (until 2018)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

William R. Rybak (1951)	Trustee (since 2002)	31

Private investor; Chairman (since 2016) and Director (since 2010), Christian Brothers Investment Services Inc.; Trustee, JNL Series Trust and JNL Investors Series Trust (since 2007), JNL Variable Fund LLC (2007-2020), Jackson Variable Series Trust (2018-2020) and JNL Strategic Income Fund LLC (2007-2018), (open-end mutual funds)**; Trustee, Lewis University (since 2012); formerly Director, Private Bancorp (2003-2017); Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager) (until 2000)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

www.calamos.com

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUNDS^	PORTFOLIOS IN FUND COMPLEX^^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Virginia G. Breen (1964)	Trustee (since 2015)	31

Private Investor; Trustee, UBS NY Fund Cluster (open-end funds) (since 2023)***; Director, Paylocity Holding Corporation (since 2018); Trustee, Neuberger Berman Private Equity Registered Funds (registered private equity funds) (since 2015)****; Director, UBS A&Q Fund Complex (closed-end funds) (since 2008)*****; Trustee, Jones Lang LaSalle Income Property Trust, Inc. (REIT) (2004-2023); Director, Tech and Energy Transition Corporation (blank check company) (2021-2023)

Served for multiple years as a trustee of the Funds; more than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies; and earned a Masters of Business Administration degree

Lloyd A. Wennlund (1957)	Trustee (since 2018)	31

Trustee and Chairman, Datum One Series Trust (since 2020); Expert Affiliate, Bates Group, LLC (financial services consulting and expert testimony firm) (since 2018); Executive Vice President, The Northern Trust Company (1989-2017); President and Business Unit Head of Northern Funds and Northern Institutional Funds (1994-2017); Director, Northern Trust Investments (1998-2017); Governor (2004-2017) and Executive Committee member (2011-2017), Investment Company Institute Board of Governors; Member, Securities Industry Financial Markets Association (SIFMA) Advisory Council, Private Client Services Committee and Private Client Steering Group (2006-2017); Board Member, Chicago Advisory Board of the Salvation Army (2011-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies
Karen L. Stuckey (1953)	Trustee (since 2019)	31

Member of Desert Mountain Community Foundation Advisory Board (non-profit organization) (2015-2021); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions from 1975-1990); Member of Executive, Nominating, and Audit Committees and Chair of Finance Committee (1992-2006); Emeritus Trustee (since 2007) of Lehigh University; member, Women's Investment Management Forum (professional organization) (since inception); formerly, Trustee, Denver Board of OppenheimerFunds (open-end mutual funds) (2012-2019)

				More than 25 years of experience in the financial services industry; experience serving on boards of other entities, including other investment companies

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

NAME AND YEAR OF BIRTH	POSITION(S) AND LENGTH OF TIME WITH THE FUNDS^	PORTFOLIOS IN FUND COMPLEX^^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS	EXPERIENCE, QUALIFICATIONS, ATTRIBUTES, SKILLS FOR BOARD MEMBERSHIP
Christopher M. Toub (1959)	Trustee (since 2019)	31	Private investor; formerly Director of Equities, AllianceBernstein LP (until 2012)	More than 25 years of experience in the financial services industry; and earned a Masters of Business Administration degree

^  The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders' meeting subsequent to such election or thereafter in each case when their respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders' meeting subsequent to such election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to one of the Calamos Closed-End Funds.

^^  The Fund Complex consists of Calamos Investment Trust, Calamos Advisors Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, Calamos Long/Short Equity & Dynamic Income Trust, Calamos ETF Trust, Calamos Antetokounmpo Sustainable Equities Trust, and Calamos Aksia Alternative Credit and Income Fund.

^^^  Mr. Neal is the only Trustee of the Trust who oversees Calamos Aksia Alternative Credit and Income Fund.

*  Mr. Calamos, Sr. is an "interested person" of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**  Overseeing 131 portfolios in fund complex.

***  Overseeing thirty-eight portfolios in fund complex.

****  Overseeing twenty-one portfolios in fund complex.

*****  Overseeing three portfolios in fund complex.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com

Trustees and Officers (Unaudited)

Officers. The preceding table gives information about John P. Calamos, Sr., who is Chairman, Trustee and President of the Trust. The following table sets forth each other officer's name, year of birth, position with the Trust and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND YEAR OF BIRTH	POSITION(S) WITH FUNDS^	PRINCIPAL OCCUPATION(S)
Robert Behan (1964)	Vice President (since 2013)

Executive Vice President, Chief Distribution Officer (since 2021), CAM, CILLC, Calamos Advisors, and CFS; Vice President (since 2022), CGAM; prior thereto President, CAM, CILLC, Calamos Advisors, and CFS (2015-2021), Head of Global Distribution (2013-February 2021); Executive Vice President (2013-2015); Senior Vice President (2009-2013), Head of US Intermediary Distribution (2010-2013)

Thomas E. Herman (1961)	Vice President (since 2016) and Chief Financial Officer (2016-2017 and since 2019)

Executive Vice President (since 2021) and Chief Financial Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2016); Chief Financial Officer (since 2022), CGAM; prior thereto, Chief Financial Officer and Treasurer, Harris Associates (2010-2016)

Erik D. Ojala (1975)	Vice President and Secretary (since 2023)

Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors, CWM (since 2023); Chief Legal Officer, CGAM (since 2023); General Counsel and Secretary, CFS (since 2023); prior thereto, Executive Vice President and General Counsel (2017-2023), Secretary (2010-2023) and Chief Compliance Officer (2022-2023), Harbor Capital Advisors, Inc.; Director and Secretary (2019-2023) and Chief Compliance Officer (2022-2023), Harbor Trust Company, Inc.; Director, Executive Vice President (2017-2023) and Chief Compliance Officer (2017-2021, 2022-2023), Harbor Funds Distributors, Inc.; Director (2017-2023), Assistant Secretary (2014-2023) and Chief Compliance Officer (2022-2023), Harbor Services Group, Inc.; and Chief Compliance Officer, Harbor ETF Trust (2021-2023); Chief Compliance Officer of Harbor Funds (2017-2023)

John S. Koudounis (1966)	Vice President (since 2016)

President (since February 2021) and Chief Executive Officer, CAM, CILLC, Calamos Advisors, CWM, and CFS (since 2016); Director, CAM (since 2016); Chairman and Chief Executive Officer (since 2022), CGAM; prior thereto President and Chief Executive Officer (2010-2016), Mizuho Securities USA Inc.

Mark J. Mickey (1951)	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)
Stephen Atkins (1965)	Treasurer (since 2020)

Senior Vice President, Head of Fund Administration (since 2020), Calamos Advisors; prior thereto Consultant, Fund Accounting and Administration, Vx Capital Partners (2019-2020); Chief Financial Officer and Treasurer of SEC Registered Funds, and Senior Vice President, Head of European Special Purpose Vehicles Accounting and Administration, Avenue Capital Group (2010-2018)

Daniel Dufresne (1974)	Vice President (since 2021)

Executive Vice President and Chief Operating Officer, CAM, CILLC, Calamos Advisors, and CWM (since 2021); President (since 2022), CGAM; prior thereto Citadel (1999-2020); Partner (2008-2020); Managing Director, Global Treasurer (2008-2020); Global Head of Operations (2011-2020); Global Head of Counterparty Strategy (2018-2020); Senior Advisor to the COO (2020); CEO, Citadel Clearing LLC (2015-2020)

^  Officers serve indefinite terms until their successor has been duly elected and qualified, their death or resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to one of the Calamos Closed-End Funds.

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

Results of 2023 Annual Meeting

The Funds held their joint annual meeting of shareholders on June 20, 2023. The purposes of the annual meeting were (i) for each Fund other than Calamos Long/Short Equity & Dynamic Income Trust ("CPZ"), to elect two trustees, to be elected by the holders of common shares and the holders of preferred shares, voting together as a single class, each such trustee to serve until the annual meeting of shareholders in 2026, or until his successor is elected and qualified; (ii) for each Fund other than CPZ, to elect one trustee, to be elected by the holders of preferred shares, voting as a single class, such trustee to serve until the annual meeting of shareholders in 2026, or until his successor is elected and qualified; (iii) to elect three trustees of CPZ, to be elected by the holders of common shares, voting as a single class, each such trustee to serve until the annual meeting of shareholders in 2026, or until his successor is elected and qualified; and (iv) to conduct any other lawful business of the Fund.

For each Fund other than CPZ, Messrs. John P. Calamos, Sr. and Christopher M. Toub were nominated for reelection as trustees by the holders of the common shares and preferred shares, voting as a single class, for a three-year term until the 2026 annual

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers (Unaudited)

meeting or until his successor is duly elected and qualified. For each Fund other than CPZ, Mr. William R. Rybak was nominated for reelection as trustee by the holders of the preferred shares, voting as a single class, for a three-year term until the 2026 annual meeting or until his or her successor is duly elected and qualified. For CPZ, Messrs. John P. Calamos, Sr., Christopher M. Toub, and William R. Rybak were nominated for reelection as trustees by the holders of the common shares, voting together as a single class, for a three-year term until the 2026 annual meeting or until his successor is duly elected and qualified. Each nominee was elected as trustee by a majority of the outstanding shares entitled to vote as follows:

Calamos Convertible Opportunities and Income Fund (CHI)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John P. Calamos	58,098,580	775,470	—
William R. Rybak	5,320,000	—	—
Christopher M. Toub	58,081,366	792,684	—

Calamos Convertible and High Income Fund (CHY)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John P. Calamos	59,817,557.547	1,543,338	—
William R. Rybak	5,800,000	—	—
Christopher M. Toub	59,774,184	1,586,712	—

Calamos Strategic Total Return Fund (CSQ)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John P. Calamos	141,562,472	2,210,958	—
William R. Rybak	10,496,000	—	—
Christopher M. Toub	141,679,437	2,093,993	—

Calamos Global Total Return Fund (CGO)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John P. Calamos	7,463,401	170,273	—
William R. Rybak	680,000	—	—
Christopher M. Toub	7,458,02	175,647	—

Calamos Global Dynamic Income Fund (CHW)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John P. Calamos	52,712,214	1,213,326	—
William R. Rybak	2,800,000	—	—
Christopher M. Toub	52,799,333	1,126,207	—

Calamos Dynamic Convertible and Income Fund (CCD)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES AGAINST/WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John P. Calamos	23,426,065	478,290	—
William R. Rybak	3,680,000	—	—
Christopher M. Toub	23,443,249	461,106	—

www.calamos.com

Trustees and Officers (Unaudited)

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

TRUSTEE	NUMBER OF SHARES FOR	NUMBER OF SHARES WITHHELD	BROKER NON-VOTES AND ABSTENTIONS
John P. Calamos	15,440,284	397,950	—
William R. Rybak	15,369,893	468,341	—
Christopher M. Toub	15,411,077	427,157	—

Mr. Wennlund and Mses. Stuckey and Breen's terms of office as trustees continued after the meeting.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Tax Information (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In February 2024, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2023. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2023:

FUND	CAPITAL GAINS DIVIDENDS
Convertible Opportunities and Income Fund	$58,448,531
Convertible and High Income Fund	63,794,457
Strategic Total Return Fund	190,612,272
Dynamic Convertible and Income Fund	48,555,021
Global Dynamic Income Fund	—
Global Total Return Fund	1,289,760
Long/Short Equity & Dynamic Income Trust	798,873

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2023:

FUND	QUALIFIED DIVIDENDS
Convertible Opportunities and Income Fund	$4,422,235
Convertible and High Income Fund	4,824,963
Strategic Total Return Fund	17,803,791
Dynamic Convertible and Income Fund	3,662,627
Global Dynamic Income Fund	5,365,043
Global Total Return Fund	1,259,698
Long/Short Equity & Dynamic Income Trust	4,986,186

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2023:

FUND	DIVIDENDS RECEIVED DEDUCTION
Convertible Opportunities and Income Fund	14.32%
Convertible and High Income Fund	14.93
Strategic Total Return Fund	100.00
Dynamic Convertible and Income Fund	22.51
Global Dynamic Income Fund	9.36
Global Total Return Fund	9.99
Long/Short Equity & Dynamic Income Trust	11.64

www.calamos.com

About Closed-End Funds

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund's Board of Trustees.

Potential Advantages of Closed-End Fund Investing

•  Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn't affect the closed-end fund manager because there are no new investors buying into or selling out of the fund's portfolio.

•  More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•  Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•  Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•  Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to "leverage" their investment positions.

•  No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund's distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund's investment objectives, risks, charges and expenses.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Level Rate Distribution Policy

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund have implemented a level rate distribution policy. The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. Please refer to each Fund's financial statements for specific information about distributions made during the last fiscal year.

There is no guarantee that the Funds will realize capital gains in any given year. Distributions are subject to recharacterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Funds may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Funds.

Distributions from the Funds are generally subject to Federal income taxes.

Managed Distribution Policy

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust have implemented a managed distribution policy. The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can serve either as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Dynamic Convertible and Income Fund and Calamos Long/Short Equity & Dynamic Income Trust. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. Please refer to each Fund's financial statements for specific information about distributions made during the last fiscal year.

Distributions of capital decrease a Fund's total assets and total assets per share and, therefore, could have the effect of increasing a Fund's expense ratio. In general, the policy of fixing a Fund's distributions at a targeted rate does not affect a Fund's investment strategy. However, in order to make these distributions, on occasion the Funds may have to sell portfolio securities at a less than opportune time.

There is no guarantee that the Funds will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Funds are generally subject to Federal income taxes.

www.calamos.com

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of each Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•  Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•  Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•  Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. Box 43078, Providence RI 02940-3078. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant's account either (i) through receipt of additional common shares from the Fund ("newly issued shares") or (ii) by purchase of outstanding common shares on the open market ("open-market purchases") on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a "market premium"), the Plan Agent will receive newly issued shares from the Fund for each participant's account. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a "market discount"), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Automatic Dividend Reinvestment Plan

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund's registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We're pleased to provide our shareholders with the additional benefit of the Fund's Dividend Reinvestment Plan and hope that it may serve your financial plan.

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

Each Fund is organized as a Delaware statutory trust and thus is subject to the control share acquisition statute contained in Subchapter III of the Delaware Statutory Trust Act (the DSTA Control Share Statute). The DSTA Control Share Statute applies to any closed-end investment company organized as a Delaware statutory trust and listed on a national securities exchange, such as the Fund. The DSTA Control Share Statute became automatically applicable to the Funds on August 1, 2022.

The DSTA Control Share Statute defines "control beneficial interests" (referred to as "control shares" herein) by reference to a series of voting power thresholds and provides that a holder of control shares acquired in a control share acquisition has no voting rights under the Delaware Statutory Trust Act (DSTA) or each Fund's Governing Documents (as used herein, "Governing Documents" means each Fund's Agreement and Declaration of Trust and By-Laws, together with any amendments or supplements thereto, including any Statement of Preferences establishing a series of preferred shares, as applicable) with respect to the control shares acquired in the control share acquisition, except to the extent approved by a Fund's shareholders by the affirmative vote of two—thirds of all the votes entitled to be cast on the matter, excluding all interested shares (generally, shares held by the acquiring person and their associates and shares held by Fund insiders).

The DSTA Control Share Statute provides for a series of voting power thresholds above which shares are considered control shares. Whether one of these thresholds of voting power is met is determined by

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Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

aggregating the holdings of the acquiring person as well as those of his, her or its "associates." These thresholds are:

•  10% or more, but less than 15% of all voting power;

•  15% or more, but less than 20% of all voting power;

•  20% or more, but less than 25% of all voting power;

•  25% or more, but less than 30% of all voting power;

•  30% or more, but less than a majority of all voting power; or

•  a majority or more of all voting power.

Under the DSTA Control Share Statute, once a threshold is reached, an acquirer has no voting rights with respect to shares in excess of that threshold (i.e., the "control shares") until approved by a vote of shareholders, as described above, or otherwise exempted by the Funds' Board of Trustees. The DSTA Control Share Statute contains a statutory process for an acquiring person to request a shareholder meeting for the purpose of considering the voting rights to be accorded control shares. An acquiring person must repeat this process at each threshold level.

Under the DSTA Control Share Statute, an acquiring person's "associates" are broadly defined to include, among others, relatives of the acquiring person, anyone in a control relationship with the acquiring person, any investment fund or other collective investment vehicle that has the same investment adviser as the acquiring person, any investment adviser of an acquiring person that is an investment fund or other collective investment vehicle and any other person acting or intending to act jointly or in concert with the acquiring person.

Voting power under the DSTA Control Share Statute is the power (whether such power is direct or indirect or through any contract, arrangement, understanding, relationship or otherwise) to directly or indirectly exercise or direct the exercise of the voting power of shares of a Fund in the election of each Fund's Trustees (either generally or with respect to any subset, series or class of trustees, including any Trustees elected solely by a particular series or class of shares, such as the preferred shares). Thus, a Fund's preferred shares, as applicable, acquired in excess of the above thresholds would be considered control shares with respect to the preferred share class vote for two Trustees.

Any control shares of the Fund acquired before August 1, 2022 are not subject to the DSTA Control Share Statute; however, any further acquisitions on or after August 1, 2022 are considered control shares subject to the DSTA Control Share Statute.

The DSTA Control Share Statute requires shareholders to disclose to a Fund any control share acquisition within 10 days of such acquisition, and also permits the Fund to require a shareholder or an associate of such person to disclose the number of shares owned or with respect to which such person or an associate thereof can directly or indirectly exercise voting power. Further, the DSTA Control Share Statute requires a shareholder or an associate of such person to provide to the Fund within 10 days of receiving a request therefor from the Fund any information that the Fund's Trustees reasonably believe is necessary or desirable to determine whether a control share acquisition has occurred.

The DSTA Control Share Statute permits the Funds' Board of Trustees, through a provision in each Fund's Governing Documents or by Board action alone, to eliminate the application of the DSTA Control Share Statute to the acquisition of control shares in the Fund specifically, generally, or generally by types, as to specifically identified or unidentified existing or future beneficial owners or their affiliates or associates or as to any series or classes of shares. The DSTA Control Share Statute does not provide that the Fund can generally "opt out" of the application of the DSTA Control Share Statute; rather, specific acquisitions or classes of acquisitions may be exempted by the Board of Trustees, either in advance or retroactively, but other aspects of the DSTA Control Share Statute, which are summarized above, would continue to apply.

CALAMOS CLOSED-END FAMILY OF FUNDS ANNUAL REPORT

Additional Fund Information: Delaware Statutory Trust Act – Control Share Acquisitions

The DSTA Control Share Statute further provides that the Board of Trustees is under no obligation to grant any such exemptions.

The foregoing is only a summary of the material terms of the DSTA Control Share Statute. Shareholders should consult their own counsel with respect to the application of the DSTA Control Share Statute to any particular circumstance.

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MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT:
www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds' proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds' proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its reports on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov.

The Fund's report to the SEC on Form N-CSR contains certifications by the fund's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund's disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:
Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:
State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:
Computershare
P.O. Box 43078
Providence RI 02940-3078
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:
Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:
Ropes & Gray LLP
Chicago, IL

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com

© 2023 Calamos Investments LLC. All Rights Reserved. Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CEFANR 822293 2023

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it has five audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey and Christopher M. Toub. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of trustees.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2022	10/31/2023
Audit Fees (a)	$109,845	$116,132
Audit-Related Fees(b)	$33,720	$35,564
Tax Fees(c)	$144,839	$187,352
All Other Fees(d)	$-	$-
Total	$288,404	$339,048

(a) Audit Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax Fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All Other Fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)–(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2022	10/31/2023
Registrant	$144,839	$187,352
Investment Adviser	$-	$-

(h) No disclosures are required by this Item 4(h).

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee. The members of the registrant’s audit committee are John E. Neal, William R. Rybak, Virginia G. Breen, Karen L. Stuckey, Christopher M. Toub, and Lloyd Wennlund.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant has delegated authority to vote all proxies relating to the Fund’s portfolio securities to the Fund’s investment advisor, Calamos Advisors LLC (“Calamos Advisors”). The Calamos Advisors Proxy Voting Policies and Procedures are included as an Exhibit hereto.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1) As of the date of this filing, the registrant is led by Calamos Advisors’ team of investment professionals. The Global Chief Investment Officer and Co-Portfolio Managers are responsible for the day-to-day management of the registrant’s portfolio:

John P. Calamos, Sr. has been President, Trustee and Co-Portfolio Manager of the Fund since inception and Founder of Calamos Advisors; Chairman and Global Chief Investment Officer (“CIO”) of Calamos Advisors since August 2016; Chairman and Global CIO from April to August 2016; Chairman, Chief Executive Officer and Global Co-CIO between April 2013 and April 2016; Chief Executive Officer and Global Co-CIO between August 2012 and April 2013; and Chief Executive Officer and Co-CIO prior thereto. R. Matthew Freund joined Calamos in November 2016 as a Co-CIO, Head of Fixed Income Strategies, as well as a Senior Co-Portfolio Manager. Previously, he was SVP of Investment Portfolio Management and Chief Investment Officer at USAA Investments since 2010. John Hillenbrand joined Calamos in 2002 and since September 2015 is a Co-CIO, Head of Multi-Asset Strategies and Co-Head of Convertible Strategies, as well as a Senior Co-Portfolio Manager. From March 2013 to September 2015, he was a Co-Portfolio Manager. Between August 2002 and March 2013, he was a senior strategy analyst. Nick Niziolek joined Calamos in March 2005 and has been a Co-CIO, Head of Global Strategies, as well as a Senior Co-Portfolio Manager since September 2015. Between August 2013 and September 2015 he was a Co-Portfolio Manager, Co-Head of Research. Between March 2013 and August 2013, he was a Co-Portfolio Manager. Between March 2005 and March 2013 he was a senior strategy analyst. Eli Pars joined Calamos in May 2013 and has been a Co-CIO, Head of Alternative Strategies and Co-Head of Convertible Strategies, as well as Senior Co-Portfolio Manager, since September 2015. Between May 2013 and September 2015, he was a Co-Portfolio Manager. Previously, he was a Portfolio Manager at Chicago Fundamental Investment Partners from February 2009 to November 2012. Dennis Cogan joined Calamos in March 2005 and since February 2021 has been a Senior Co-Portfolio Manager. From March 2013 to February 2021, he was Co- Portfolio Manager. Between March2005 and March 2013, he was a senior strategy analyst. Jon Vacko joined Calamos in June 2000 and has been a Senior Co- Portfolio Manager since September 2015.Previously, he was a Co-Portfolio Manager from August 2013 to September 2015; prior thereto he was a Co-Head of Research and Investments from July 2010 to August 2013. Joe Wysocki joined Calamos in October 2003 and since February 2021 has been a Senior Co-Portfolio Manager. Previously, Mr. Wysocki was a Co-Portfolio Manager from March 2015 to January 2021; sector head from March 2014 to March 2015; a Co-Portfolio Manager from March 2013 to March 2014; and a senior strategy analyst from February 2007 to March 2013. Christian Brobst joined Calamos in 2017 and since March 2021 is a Co-Portfolio Manager. Between 2018 and February 2021, he was an Associate Portfolio Manager. From 2017 to July 2018, he was a Portfolio Specialist. Previously, he was Senior Vice President at CU Capital Market Solutions. Chuck Carmody joined Calamos in 2004 and since February 2016 is a Co-Portfolio Manager (Co-Portfolio Manager of the Fund since December 2023), as well as a Senior Fixed Income Trader. From January 2010 to February 2016, he was a Senior Trader.

(a)(2) The portfolio managers also have responsibility for the day-to-day management of accounts other than the registrant. Information regarding these other accounts is set forth below.

Other Accounts Managed and Assets by Account Type as of October 31, 2023

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	24	27,467,286,397	5	670,551,689	5,152	4,002,702,692
R. Matthew Freund	17	12,642,576,300	3	573,409,680	4,882	3,993,046,568
John Hillenbrand	18	11,257,325,155	5	670,551,689	4,030	3,235,215,539
Nick Niziolek	11	7,282,646,281	3	151,590,745	3,430	2,008,583,817
Eli Pars	19	25,734,589,127	6	725,000,426	3,978	3,148,682,295
Jon Vacko	19	11,702,105,827	5	670,551,689	3,995	3,182,801,619
Dennis Cogan	11	7,282,646,281	3	151,590,745	3,430	2,008,583,817
Joe Wysocki	13	10,983,742,536	4	667,807,809	3,253	2,181,760,815
Christian Brobst	4	4,107,984,580	0	-	0	-
Chuck Carmody	10	7,953,907,274	0	-	451	1,007,769,299

Number of Accounts and Assets for which Advisory Fee is Performance Based as of October 31, 2023

	Registered		Other Pooled
	Investment		Investment		Other
	Companies		Vehicles		Accounts
	Accounts	Assets	Accounts	Assets	Accounts	Assets
John P. Calamos Sr.	2	276,927,945	0	-	0	-
R. Matthew Freund	0	-	0	-	0	-
John Hillenbrand	2	276,927,945	0	-	0	-
Nick Niziolek	2	276,927,945	0	-	0	-
Eli Pars	2	276,927,945	0	-	0	-
Jon Vacko	2	276,927,945	0	-	0	-
Dennis Cogan	2	276,927,945	0	-	0	-
Joe Wysocki	0	-	0	-	0	-
Christian Brobst	0	-	0	-	0	-
Chuck Carmody	0	-	0	-	0	-

(a)(2) Other than potential conflicts between investment strategies, the side-by-side management of both the Fund and other accounts may raise potential conflicts of interest due to the interest held by Calamos Advisors in an account and certain trading practices used by the portfolio managers (e.g., cross trades between the Fund and another account and allocation of aggregated trades). Calamos Advisors has developed policies and procedures reasonably designed to mitigate those conflicts. For example, Calamos Advisors will only place cross-trades in securities held by the Fund in accordance with the rules promulgated under the 1940 Act and has adopted policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

The allocation methodology employed by Calamos Advisors varies depending on the type of securities sought to be bought or sold and the type of client or group of clients. Generally, however, orders are placed first for those clients that have given Calamos Advisors brokerage discretion (including the ability to step out a portion of trades), and then to clients that have directed Calamos Advisors to execute trades through a specific broker. However, if the directed broker allows Calamos Advisors to execute with other brokerage firms, which then book the transaction directly with the directed broker, the order will be placed as if the client had given Calamos Advisors full brokerage discretion. Calamos Advisors and its affiliates frequently use a “rotational” method of placing and aggregating client orders and will build and fill a position for a designated client or group of clients before placing orders for other clients. A client account may not receive an allocation of an order if: (a) the client would receive an unmarketable amount of securities based on account size; (b) the client has precluded Calamos Advisors from using a particular broker; (c) the cash balance in the client account will be insufficient to pay for the securities allocated to it at settlement; (d) current portfolio attributes make an allocation inappropriate; and (e) account specific guidelines, objectives and other account specific factors make an allocation inappropriate. Allocation methodology may be modified when strict adherence to the usual allocation is impractical or leads to inefficient or undesirable results. Calamos Advisors’ head trader must approve each instance that the usual allocation methodology is not followed and provide a reasonable basis for such instances and all modifications must be reported in writing to the Calamos Advisors’ Chief Compliance Officer on a monthly basis.

Investment opportunities for which there is limited availability generally are allocated among participating client accounts pursuant to an objective methodology (i.e., either on a pro rata basis or using a rotational method, as described above). However, in some instances, Calamos Advisors may consider subjective elements in attempting to allocate a trade, in which case the Fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity. In considering subjective criteria when allocating trades, Calamos Advisors is bound by its fiduciary duty to its clients to treat all client accounts fairly and equitably.

The Co-Portfolio Managers advise certain accounts under a performance fee arrangement. A performance fee arrangement may create an incentive for a Co-Portfolio Manager to make investments that are riskier or more speculative than would be the case in the absence of performance fees. A performance fee arrangement may result in increased compensation to the Co-Portfolio Managers from such accounts due to unrealized appreciation as well as realized gains in the client’s account.

(a)(3) As of October 31, 2023, John P. Calamos, Sr., Calamos Advisors’ Global CIO, aside from distributions arising from his ownership from various entities, receives all of his compensation from Calamos Advisors. He has entered into an employment agreement that provides for compensation in the form of an annual base salary and an annual bonus, both components payable in cash. Similarly, Mr. Calamos is eligible for a Long-Term Incentive (“LTI”). The LTI program at Calamos Advisors currently consists of deferred bonus payments, which fluctuate in value over time based upon either: (1) the performance of certain managed investment products for investment professionals (“Mutual Fund Incentive Awards”); or (2) the overall value of the firm for non-investment professionals (“Company Incentive Awards”).

As of October 31, 2023, R. Matthew Freund, John Hillenbrand, Nick Niziolek, Eli Pars, Dennis Cogan, Jon Vacko, Joe Wysocki, Christian Brobst, and Chuck Carmody receive all of their compensation from Calamos Advisors. Compensation for portfolio management team members includes a competitive base salary, and an annual cash bonus (driven by investment, company, and individual performance). Portfolio managers are also eligible for Calamos Advisors' Long-Term Incentive ("LTI") program, which is an incentive award vesting over time that reflects appreciation and depreciation in the value of both the funds managed by such professional and the company generally. LTI awards granted in 2023 vest on a three-year schedule (25% on or about the first anniversary of the award grant, 25% on or about the second anniversary of the award grant, and 50% on or about the third anniversary of the award grant). Each investment team LTI award will be allocated as follows: (i) 33.3% to track the value of the associate's managed strategies, (ii) 33.3% to track the Calamos strategy of the associate's choice, and (iii) 33.3% to track the value of the firm; all over the vesting period. This compensation structure considers annually the performance of the various strategies managed by the Portfolio Managers, among other factors, including, without limitation, the overall performance of the firm.

(a)(4) As of October 31, 2023, the end of the registrant’s most recently completed fiscal year, the dollar range of securities beneficially owned by each portfolio manager in the registrant is shown below:

Portfolio Manager	Registrant
John P. Calamos Sr.	Over $1,000,000
R. Matthew Freund	None
John Hillenbrand	None
Nick Niziolek	None
Eli Pars	None
Jon Vacko	None
Dennis Cogan	None
Joe Wysocki	$10,001 - $50,000
Christian Brobst	None
Chuck Carmody	$1 - $10,000

(b) Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Securities Lending Activities

(1) Gross income from securities lending activities: $0

(2) Fees and/or compensation for:

Any share of revenue generated by the securities lending program paid to the securities lending agent: $0

Rebates paid to borrower: $0

(3) Aggregate fees and/or compensation $0

(4) Net income from securities lending activities: $0

(b) Under the terms of an Amended and Restated Liquidity Agreement (the “Agreement”) with State Street Bank and Trust Company (“SSB”), all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of the Fund may be credited against the amounts borrowed under the Agreement. Any amounts credited against borrowings under the Agreement would count against the Fund's leverage limitations under the 1940 Act, unless otherwise covered in accordance with SEC Release IC-10666. Under the terms of the Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the Agreement and will cause the amount drawn under the Agreement to increase in an amount equal to the returned collateral. The Fund is obligated to make payment to the entity in the event SSB is unable to return the value of the collateral. The Fund would continue to be entitled to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging these loans. The Fund has the right to call a loan and obtain the securities loaned at any time.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(a)(2)(iii) Proxy Voting Policies and Procedures.

(a)(2)(iv) Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Strategic Total Return Fund

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 28, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 28, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 28, 2023

By:	/s/ Thomas E. Herman
Name:	Thomas E. Herman
Title:	Principal Financial Officer
Date:	December 28, 2023